                                                     OMB APPROVAL

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
     (No. 333-33978)                                                         [X]

     Pre- Effective Amendment No.                                            [ ]
                                  ----

     Post-Effective Amendment No.  12                                        [X]
                                  ----

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
     OF 1940  (No. 811-9885)                                                 [X]

     Amendment No.  13                                                       [X]
                   ----

                        (Check appropriate box or boxes.)

JANUS ADVISER SERIES
-------------------------------------------------------------------------------
(Exact Name of Registrant as Specified in Charter)


100 Fillmore Street, Denver, Colorado 80206-4928
-------------------------------------------------------------------------------
Address of Principal Executive Offices           (Zip Code)


Registrant's Telephone No., including Area Code:  303-333-3863
                                                -------------------------------


Thomas A. Early - 100 Fillmore Street, Denver, Colorado 80206-4928
-------------------------------------------------------------------------------
(Name and Address of Agent for Service)

Approximate Date of Proposed Offering: As soon as practicable after the effective date of this Registration Statement and thereafter from day to day.

It is proposed that this filing will become effective (check appropriate box):
   [ ] immediately upon filing pursuant to paragraph (b) of Rule 485
   [ ] on (date) pursuant to paragraph (b) of Rule 485
   [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
   [X] on June 2, 2003 pursuant to paragraph (a)(1) of Rule 485
   [ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485
   [ ] on (date) pursuant to paragraph (a)(2) of Rule 485

                             June 2, 2003



                             Growth


                              Janus Adviser Capital Appreciation Fund


                              Janus Adviser Growth Fund


                              Janus Adviser Growth and Income Fund


                              Janus Adviser Mid Cap Growth Fund


                                (Formerly, Janus Adviser Aggressive Growth Fund)

                              Janus Adviser Risk-Managed Large Cap Growth Fund





                         International/Global


                              Janus Adviser International Growth Fund


                                (Formerly, Janus Adviser International Fund)


                              Janus Adviser International Value Fund


                                (Formerly, Janus Adviser Global Value Fund)

                              Janus Adviser Worldwide Fund





                         Core


                              Janus Adviser Balanced Fund


                              Janus Adviser Core Equity Fund

                              Janus Adviser Risk-Managed Large Cap Core Fund




                         Value

                              Janus Adviser Mid Cap Value Fund





                         Income


                              Janus Adviser Flexible Income Fund


                              Janus Adviser Money Market Fund


                              JANUS ADVISER SERIES
                                 CLASS I SHARES
                                 CLASS C SHARES

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

[JANUS LOGO]


                         This Prospectus describes fourteen portfolios (each, a "Fund" and collectively, the "Funds") of Janus Adviser Series (the "Trust") with a variety of investment objectives, including growth of capital, current income and a combination of growth and income. Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Fund. Risk-Managed Large Cap Growth Fund and Risk-Managed Large Cap Core Fund (together, the "Risk-Managed Funds") are subadvised by Enhanced Investment Technologies, LLC ("INTECH"). Mid Cap Value Fund is subadvised by PWM NEWCO, LLC ("Perkins"). Each Fund in this Prospectus currently offers two classes of shares, Class I Shares and Class C Shares (together, the "Shares"). The initial class of shares, Class I Shares, formerly had no class designation. Class I Shares and Class C Shares are available in connection with investments through retirement plans, brokers, bank trust departments, financial advisers and other financial intermediaries. Certain financial intermediaries may offer only one class of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                RISK/RETURN SUMMARY
                   Equity Funds.......................................    2
                   Flexible Income Fund...............................   24
                   Money Market Fund..................................   28
                   Fees and expenses..................................   31
                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES
                AND RISKS
                   Equity Funds.......................................   38
                   Flexible Income Fund...............................   46
                   General portfolio policies of the Funds other than
                   Money Market Fund..................................   49
                   Risks for Equity Funds.............................   53
                   Risks for Flexible Income Fund.....................   55
                   Risks Common to all Non-Money Market Funds.........   56
                   Money Market Fund..................................   59
                MANAGEMENT OF THE FUNDS
                   Investment adviser.................................   64
                   Management expenses................................   64
                   Subadvisers........................................   67
                   Investment personnel...............................   68
                   Performance of comparable accounts.................   75
                OTHER INFORMATION.....................................   79
                DISTRIBUTIONS AND TAXES
                   Distributions......................................   82
                   Funds other than Money Market Fund.................   82
                   Money Market Fund..................................   83
                   Taxes..............................................   84
                SHAREHOLDER'S GUIDE
                   Pricing of fund shares.............................   86
                   Choosing a share class.............................   87
                   Purchases..........................................   88
                   Exchanges..........................................   90
                   Redemptions........................................   92
                   Excessive trading..................................   94
                   Shareholder communications.........................   94
                FINANCIAL HIGHLIGHTS..................................   95
                GLOSSARY OF INVESTMENT TERMS
                   Equity and debt securities.........................  132
                   Futures, options and other derivatives.............  136
                   Other investments, strategies and/or techniques....  137
                EXPLANATION OF RATING CATEGORIES......................  140


                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

EQUITY FUNDS


               The Equity Funds are designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although Growth and Income Fund and Balanced Fund may also emphasize varying degrees of income, they are not designed for investors who desire a consistent level of income.


1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE EQUITY FUNDS?

--------------------------------------------------------------------------------
               DOMESTIC EQUITY FUNDS

               JANUS MANAGED FUNDS


               - CAPITAL APPRECIATION FUND, MID CAP GROWTH FUND AND CORE
                 EQUITY seek long-term growth of capital.


               - GROWTH FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.


               - GROWTH AND INCOME FUND seeks long-term capital growth and current income.


               - BALANCED FUND seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

               RISK-MANAGED FUNDS - SUBADVISED BY INTECH

               - RISK-MANAGED LARGE CAP GROWTH FUND AND RISK-MANAGED LARGE
                 CAP CORE FUND seek long-term growth of capital.

               MID CAP VALUE FUND - SUBADVISED BY PERKINS

               - MID CAP VALUE FUND seeks capital appreciation.

 2 Janus Adviser Series

               INTERNATIONAL/GLOBAL EQUITY FUNDS


               JANUS MANAGED FUNDS


               - INTERNATIONAL GROWTH FUND AND INTERNATIONAL VALUE FUND seek long-term growth of capital.


               - WORLDWIDE FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.


               The Funds' Trustees may change these objectives or the Funds' principal investment policies without a shareholder vote. The Funds will notify you at least 60 days before making any changes to their objectives or principal investment policies. If there is a material change to a Fund's objective or principal investment policies, you should consider whether that Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective.


2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE EQUITY FUNDS?

               Within the parameters of its specific investment policies discussed below, each Fund may invest without limit in foreign equity and debt securities.


               Within the parameters of its specific investment policies discussed below, each Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets (20% for Mid Cap Growth Fund, Risk-Managed Large Cap Growth Fund, Core Equity Fund, Risk-Managed Large Cap Core Fund and Mid Cap Value Fund).


               JANUS MANAGED FUNDS
               The portfolio managers apply a "bottom up" approach in choosing investments. In other words, the Funds' portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with a Fund's investment policies. If a portfolio manager is unable to find

                                                          Risk/return summary  3
               such investments a Fund's uninvested assets may be held in cash or similar investments.


               CAPITAL APPRECIATION FUND invests primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging companies.



               GROWTH FUND invests primarily in common stocks selected for their growth potential. Although the Fund can invest in companies of any size, it generally invests in larger, more established companies.

               GROWTH AND INCOME FUND normally emphasizes investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential.




               MID CAP GROWTH FUND invests, under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies whose market capitalization falls, at the time of initial purchase, in the 12-month average of the capitalization range of the Russell Midcap Growth Index.



               INTERNATIONAL GROWTH FUND invests, under normal circumstances, at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may invest in U.S. issuers and, under unusual circumstances, it may at times invest all of its assets in fewer than five countries or even a single country.



               INTERNATIONAL VALUE FUND invests, under normal circumstances, at least 80% of its net assets in securities of issuers located in at least five different countries excluding the United States. The Fund invests in issuers with the potential for long term growth of capital using a "value" approach. The "value" approach emphasizes investments in companies the portfolio manager believes are undervalued relative to their intrinsic worth. Although the Fund


 4 Janus Adviser Series
               intends to invest substantially all of its assets in issuers located outside the United States, it may invest in U.S. issuers and, under unusual circumstances, it may at times invest all of its assets in fewer than five countries or even a single country.


               WORLDWIDE FUND invests primarily in common stocks of companies of any size located throughout the world. The Fund normally invests in issuers from at least five different countries, including the United States. The Fund may, under unusual circumstances, invest in fewer than five countries or even a single country.


               BALANCED FUND normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Fund will normally invest at least 25% of its assets in fixed-income senior securities.

               CORE EQUITY FUND invests, under normal circumstances, at least 80% of its net assets in equity securities selected for their growth potential. Eligible equity securities include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks such as convertible preferred stocks, bonds and debentures; and other securities with equity characteristics. The Fund may invest in companies of any size.

               RISK-MANAGED FUNDS - SUBADVISED BY INTECH

               RISK-MANAGED LARGE CAP GROWTH FUND AND RISK-MANAGED LARGE CAP CORE FUND pursue their objectives by applying a mathematical portfolio management process to construct an investment portfolio from a universe of common stocks within their respective benchmark indices. The mathematical process uses the natural tendency of stock prices to vary over time (volatility) in determining the selection of securities and their weightings in each Fund's holdings. The primary aim of the strategies is to outperform their benchmark index. They pursue this goal by constructing portfolios of stocks with higher average stock volatility than the Fund's benchmark index and combining those stocks in a manner that the subadviser believes does not increase

                                                          Risk/return summary  5
               the overall portfolio volatility above that of the benchmark index. INTECH seeks to select stocks with higher average volatility than the benchmark index by reviewing historical stock prices and estimating future volatility. More volatile stocks may tend to reside on the smaller cap end of the index. The Risk-Managed Funds' subadviser approaches risk management from a perspective that evaluates risk relative to a direct investment in the benchmark index. Risk controls are designed to minimize the risk of significant underperformance relative to the benchmark index.

               RISK-MANAGED LARGE CAP GROWTH FUND invests, under normal circumstances, at least 80% of its assets in common stocks of large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000 Index, at the time of purchase. The Fund invests primarily in stocks selected for their growth potential and seeks to control risks by selecting stocks only from the universe of the Fund's benchmark, which is the Russell 1000 Growth Index, among other risk techniques.

               RISK-MANAGED LARGE CAP CORE FUND invests, under normal circumstances, at least 80% of its assets in common stocks of large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000 Index, at the time of purchase. The Fund invests primarily in stocks selected for their growth potential. The Fund generally invests from the universe of the Fund's benchmark, which is the S&P 500 Index.

               MID CAP VALUE FUND - SUBADVISED BY PERKINS

               MID CAP VALUE FUND invests primarily in common stocks selected for their capital appreciation potential. In pursuing that goal, the Fund primarily invests in the common stocks of mid-sized companies whose stock prices are believed to be undervalued. The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of mid-sized companies whose market capitalization falls, at the time of initial purchase, within the 12-

 6 Janus Adviser Series
               month average of the capitalization range of the Russell Midcap Index. This average is updated monthly.


               Mid Cap Value Fund focuses on companies that have fallen out of favor with the market or that appear to be temporarily misunderstood by the investment community. To a lesser degree, the Fund also invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. Mid Cap Value Fund's portfolio manager generally looks for companies with:


               - A low price relative to their assets, earnings, cash flow or business franchise

               - Products and services that give them a competitive advantage

               - Quality balance sheets and strong management.

For purposes of Funds with 80% policies, net assets will take into account borrowings for investment purposes.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE EQUITY FUNDS?

               The biggest risk is that the Funds' returns may vary, and you could lose money. The Equity Funds are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.


               The value of a Fund's portfolio may decrease if the value of an individual company in the portfolio decreases or, in the case of INTERNATIONAL VALUE FUND AND MID CAP VALUE FUND, if the portfolio manager's belief about a company's intrinsic worth is incorrect. The value of a Fund's portfolio could also decrease if the stock market goes down. If the value of a Fund's portfolio decreases, a Fund's net asset value (NAV) will also decrease, which means if you sell your shares in a Fund you may get back less money.



               The income component of GROWTH AND INCOME FUND'S AND BALANCED FUND'S holdings includes fixed-income securities. A


                                                          Risk/return summary  7
               fundamental risk of these securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due.


               INTERNATIONAL GROWTH FUND, INTERNATIONAL VALUE FUND AND WORLDWIDE FUND may have significant exposure to foreign markets. As a result, their returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.



               CAPITAL APPRECIATION FUND, MID CAP GROWTH FUND AND INTERNATIONAL VALUE FUND are classified as nondiversified. This means they may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on a Fund's NAV and total return.


               For the RISK-MANAGED FUNDS, the proprietary mathematical process used by INTECH may not achieve the desired results. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" or index fund strategy. A higher portfolio turnover rate increases the likelihood of higher net taxable gains or losses for you as an investor. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark or their method of identifying stocks that tend to move in the same or opposite direction does not result in selecting stocks with continuing volatility and covariance as anticipated, the Funds may not outperform the benchmark indexes.


               MID CAP GROWTH FUND'S AND MID CAP VALUE FUND'S share price may fluctuate more than that of funds primarily invested in large companies. Mid-sized companies may pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading


 8 Janus Adviser Series
               market for their stocks. The Fund's investments may often be focused in a small number of business sectors, which may pose greater market and liquidity risks.


               An investment in these Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


               The following information provides some indication of the risks of investing in the Equity Funds by showing how each Equity Fund's performance has varied over time. Class I Shares of the Funds (except Janus Adviser Risk-Managed Large Cap Growth Fund, Janus Adviser International Value Fund, Janus Adviser Risk-Managed Large Cap Core Fund and Janus Adviser Mid Cap Value Fund) commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series (the "Predecessor Funds") into the Funds of Janus Adviser Series. (Janus Adviser International Value Fund does not have a Predecessor Fund. Class I Shares of Janus Adviser International Value Fund commenced operations on May 1, 2001.) The returns for the reorganized Funds reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.) The Funds' Class C Shares commenced operations on September 30, 2002. The performance shown on the following pages for Class C Shares reflects the historical performance of Class I Shares prior to September 30, 2002, restated based on Class C Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar charts depict the change in performance from year to year during the periods indicated. The tables compare each Fund's average annual returns for the periods indicated to a broad-based securities market index or indices.


                                                          Risk/return summary  9

               CAPITAL APPRECIATION FUND - CLASS I(1)


                 Annual returns for periods ended 12/31
                                                 57.37%  66.16%  (16.34%)  (21.83%)    (15.85%)
                                                  1998    1999     2000      2001        2002

                 Best Quarter:  4th-1999 41.57%    Worst Quarter:  1st-2001 (17.38%)


               The Fund's Class I Shares' year-to-date return as of the calendar
               quarter ended March 31, 2003 was     %. [To Be Updated By
               Amendment]



                                    Average annual total return for periods ended 12/31/02
                                    ------------------------------------------------------
                                                                         Since Inception
                                                                       of Predecessor Fund
                                                 1 year     5 years         (5/1/97)
                Capital Appreciation
                  Fund - Class I
                  Return Before Taxes             (15.85%)     7.55%         11.10%
                  Return After Taxes on
                    Distributions                 (15.87%)     7.44%         11.00%
                  Return After Taxes on
                    Distributions and Sale of
                    Fund Shares(2)                 (9.73%)     6.17%          9.23%
                Capital Appreciation Fund -
                  Class C(3)                      (18.12%)     6.81%         10.43%
                S&P 500 Index(4)                  (22.09%)    (0.58%)         3.12%
                  (reflects no deduction for
                    expenses or taxes)
                Russell 1000 Growth Index(5)
                  (reflects no deduction for
                    expenses or taxes)
                                                ----------------------------------------



               (1) Class C Shares would generally have lower performance because of their higher expenses.


               (2) When the return after taxes on distributions and sale of
                   Class I Shares is higher than the returns before sale of Class I Shares, it is because of realized losses. If realized losses occur upon the sale of Class I Shares, the capital loss is recorded as a tax benefit, which increases the return.


               (3) Calculated assuming sales loads (including contingent
                   deferred sales charge). Return is before taxes.


               (4) The S&P 500 Index is the Standard & Poor's Composite Index of
                   500 stocks, a widely recognized, unmanaged index of common stock prices.


 10 Janus Adviser Series

               (5) The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.


                                                         Risk/return summary  11

               GROWTH FUND - CLASS I(1)


                 Annual returns for periods ended 12/31
                                        2.31%   29.47%  17.64%  21.74%  34.99%  44.12%  (13.10%) (23.23%)   (26.49%)
                                         1994    1995    1996    1997    1998    1999     2000     2001       2002

                 Best Quarter:  4th-1998 27.58%    Worst Quarter:  3rd-2001 (22.82%)


               The Fund's Class I Shares' year-to-date return as of the calendar
               quarter ended March 31, 2003 was     %. [To Be Updated By
               Amendment]



                                     Average annual total return for periods ended 12/31/02
                                     ------------------------------------------------------
                                                                          Since Inception
                                                                        of Predecessor Fund
                                                 1 year      5 years         (9/13/93)
                Growth Fund - Class I
                  Return Before Taxes             (26.49%)   (0.93%)           6.85%
                  Return After Taxes on
                    Distributions                 (26.49%)   (1.71%)           6.07%
                  Return After Taxes on
                    Distributions and Sale of
                    Fund Shares(2)                (16.26%)   (0.67%)           5.61%
                Growth Fund - Class C(3)          (28.83%)   (1.89%)           6.01%
                S&P 500 Index(4)                  (26.51%)   (1.59%)           6.89%
                  (reflects no deduction for
                    expenses or taxes)
                Russell 1000 Growth Index(5)
                  (reflects no deduction for
                    expenses or taxes)
                                                ----------------------------------------



               (1) Class C Shares would generally have lower performance because of their higher expenses.


               (2) When the return after taxes on distributions and sale of
                   Class I Shares is higher than the returns before sale of Class I Shares, it is because of realized losses. If realized losses occur upon the sale of Class I Shares, the capital loss is recorded as a tax benefit, which increases the return.


               (3) Calculated assuming sales loads (including contingent
                   deferred sales charge). Return is before taxes.


               (4) The S&P 500 Index is the Standard & Poor's Composite Index of
                   500 stocks, a widely recognized, unmanaged index of common stock prices.


 12 Janus Adviser Series

               (5) The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.


                                                         Risk/return summary  13

               GROWTH AND INCOME FUND - CLASS I(1)



                 Annual returns for periods ended 12/31
                                                      73.20%  (15.40%)  (12.82%)    (19.45%)
                                                       1999     2000      2001        2002

                 Best Quarter:  4th-1999 38.24%    Worst Quarter:  3rd-2002 (15.30%)



               The Fund's Class I Shares' year-to-date return as of the calendar
               quarter ended March 31, 2003 was     %. [To Be Updated By
               Amendment]



                                    Average annual total return for periods ended 12/31/02
                                    ------------------------------------------------------
                                                                         Since Inception
                                                                       of Predecessor Fund
                                                           1 year           (5/1/98)
                Growth and Income Fund - Class I
                  Return Before Taxes                       (19.45%)          4.51%
                  Return After Taxes on Distributions       (19.56%)          4.28%
                  Return After Taxes on Distributions and
                    Sale of Fund Shares(2)                  (11.94%)          3.58%
                Growth and Income Fund - Class C(3)         (21.67%)          3.90%
                S&P 500 Index(4)                            (22.09%)        (3.57%)
                  (reflects no deduction for expenses or
                    taxes)
                                                          ------------------------------



               (1) Class C Shares would generally have lower performance because of their higher expenses.


               (2) When the return after taxes on distributions and sale of
                   Class I Shares is higher than the returns before sale of Class I Shares, it is because of realized losses. If realized losses occur upon the sale of Class I Shares, the capital loss is recorded as a tax benefit, which increases the return.


               (3) Calculated assuming sales loads (including contingent
                   deferred sales charge). Return is before taxes.


               (4) The S&P 500 Index is the Standard & Poor's Composite Index of
                   500 stocks, a widely recognized, unmanaged index of common stock prices.


 14 Janus Adviser Series

               MID CAP GROWTH FUND* - CLASS I(1)


                 Annual returns for periods ended 12/31
                                        16.03%  26.92%  7.19%   11.91%  33.58%  124.34%   (32.99%)  (39.02%)    (27.72%)
                                         1994    1995    1996    1997    1998     1999      2000      2001        2002

                 Best Quarter:  4th-1999 59.17%    Worst Quarter:  4th-2000 (32.53%)


               The Fund's Class I Shares' year-to-date return as of the calendar
               quarter ended March 31, 2003 was     %. [To Be Updated By
               Amendment]



                                       Average annual total return for periods ended 12/31/02
                                       ------------------------------------------------------
                                                                            Since Inception
                                                                          of Predecessor Fund
                                                     1 year     5 years        (9/13/93)
                Mid Cap Growth Fund - Class I
                  Return Before Taxes                 (27.72%)  (2.41%)            6.68%
                  Return After Taxes on
                    Distributions                     (27.72%)  (3.28%)            6.01%
                  Return After Taxes on
                    Distributions and Sale of Fund
                    Shares(2)                         (17.02%)  (1.39%)            5.85%
                Mid Cap Growth Fund - Class C(3)      (29.86%)  (3.27%)            5.97%
                Russell Midcap Growth Index(4)
                  (reflects no deduction for
                    expenses or taxes)
                S&P MidCap 400 Index(5)               (14.51%)   6.41%            12.17%
                  (reflects no deduction for
                    expenses or taxes)
                                                    ------------------------------------



                * Formerly, Aggressive Growth Fund.


               (1) Class C Shares would generally have lower performance because of their higher expenses.


               (2) When the return after taxes on distributions and sale of
                   Class I Shares is higher than the returns before sale of Class I Shares, it is because of realized losses. If


                                                         Risk/return summary  15
                   realized losses occur upon the sale of Class I Shares, the capital loss is recorded as a tax benefit, which increases the return.

               (3) Calculated assuming sales loads (including contingent
                   deferred sales charge). Return is before taxes.


               (4) Effective June 2, 2003 Mid Cap Growth Fund changed its primary benchmark from the S&P Midcap 400 Index to the Russell Midcap Growth Index. This change was made in connection with the Fund's name change from Aggressive Growth Fund to Mid Cap Growth Fund and corresponding changes in investment policies. The Russell Midcap Growth Index consists of stocks from the Russell Midcap Index with a greater-than-average growth orientation. The Russell Midcap Index consists of the smallest 800 companies in the Russell 1000 Index, as ranked by a total market capitalization. The Fund will retain the S&P Midcap 400 Index as a secondary index.


               (5) The S&P MidCap 400 Index is an unmanaged group of 400
                   domestic stocks chosen for their market size, liquidity and industry group representation.


 16 Janus Adviser Series

               INTERNATIONAL GROWTH FUND* - CLASS I(1)


                 Annual returns for periods ended 12/31
                                        22.92%  32.76%  16.15%  16.86%   81.32%   (13.04%)  (22.78%)    (25.62%)
                                         1995    1996    1997    1998     1999      2000      2001        2002

                 Best Quarter:  4th-1999 58.25%    Worst Quarter:  3rd-2001 (19.13%)


               The Fund's Class I Shares' year-to-date return as of the calendar
               quarter ended March 31, 2003 was     %. [To Be Updated By
               Amendment]



                                     Average annual total return for periods ended 12/31/02
                                     ------------------------------------------------------
                                                                          Since Inception
                                                                        of Predecessor Fund
                                                   1 year     5 years        (5/2/94)
                International Growth Fund - Class
                  I
                  Return Before Taxes               (25.62%)   1.14%           7.98%
                  Return After Taxes on
                    Distributions                   (25.75%)   0.73%           7.59%
                  Return After Taxes on
                    Distributions and Sale of
                    Fund Shares(2)                  (15.73%)   0.94%           6.65%
                International Growth Fund - Class
                  C(3)                              (27.70%)   0.33%           7.91%
                Morgan Stanley Capital
                  International EAFE(R) Index(4)    (15.94%)  (2.89%)          0.40%
                  (reflects no deduction for
                    expenses or taxes)
                                                  --------------------------------------



                * Formerly, International Fund.

               (1) Class C Shares would generally have lower performance because of their higher expenses.
               (2) When the return after taxes on distributions and sale of
                   Class I Shares is higher than the returns before sale of Class I Shares, it is because of realized losses. If realized losses occur upon the sale of Class I Shares, the capital loss is recorded as a tax benefit, which increases the return.
               (3) Calculated assuming sales loads (including contingent
                   deferred sales charge). Return is before taxes.
               (4) The Morgan Stanley Capital International EAFE(R) Index is a
                   market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East.

                                                         Risk/return summary  17

               INTERNATIONAL VALUE FUND* - CLASS I(1)


                 Annual returns for periods ended 12/31
                                                                            (17.53%)
                                                                              2002

                 Best Quarter:  4th-2001 18.91%    Worst Quarter:  3rd-2002 (20.68%)


               The Fund's Class I Shares' year-to-date return as of the calendar
               quarter ended March 31, 2003 was     %. [To Be Updated By
               Amendment]



                                    Average annual total return for periods ended 12/31/02
                                    ------------------------------------------------------
                                                                           Since Inception
                                                               1 year         (5/1/01)
                International Value Fund - Class I
                  Return Before Taxes                           (17.53%)        (8.52%)
                  Return After Taxes on Distributions           (17.53%)        (8.54%)
                  Return After Taxes on Distributions and
                    Sale of Fund Shares(2)                      (10.76%)        (6.78%)
                International Value Fund - Class C(3)           (21.33%)       (18.43%)
                Morgan Stanley Capital International
                  EAFE--Registered Trademark-- Index(4)
                  (reflects no deduction for expenses or
                    taxes)
                Morgan Stanley Capital International World
                  Index(5)                                      (19.89%)       (18.43%)
                  (reflects no deduction for expenses or
                    taxes)
                                                              --------------------------



                * Formerly, Global Value Fund


               (1) Class C Shares would generally have lower performance because of their higher expenses.


               (2) When the return after taxes on distributions and sale of
                   Class I Shares is higher than the returns before sale of Class I Shares, it is because of realized losses. If realized losses occur upon the sale of Class I Shares, the capital loss is recorded as a tax benefit, which increases the return.


               (3) Calculated assuming sales loads (including contingent
                   deferred sales charge). Return is before taxes.


               (4) Effective December 31, 2002, the Fund changed its benchmark from the Morgan Stanley Capital International World Index to the Morgan Stanley Capital International EAFE--Registered Trademark-- Index. This change was made in connection with


 18 Janus Adviser Series
                   the Fund's name change from Global Value Fund to International Value Fund and corresponding changes in investment policies. The Morgan Stanley Capital International EAFE--Registered Trademark-- Index is a market capitalization weighted index comprised of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East.


               (5) The Morgan Stanley Capital International World Index is a
                   market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region.


                                                         Risk/return summary  19

               WORLDWIDE FUND - CLASS I(1)


                 Annual returns for periods ended 12/31
                                        1.20%   26.82%  28.15%  20.96%  28.25%   63.66%   (14.65%)  (21.07%)    (26.00%)
                                         1994    1995    1996    1997    1998     1999      2000      2001        2002

                 Best Quarter:  4th-1999 42.05%    Worst Quarter:  3rd-2001 (19.50%)


               The Fund's Class I Shares' year-to-date return as of the calendar
               quarter ended March 31, 2003 was     %. [To Be Updated By
               Amendment]



                                     Average annual total return for periods ended 12/31/02
                                     ------------------------------------------------------
                                                                          Since Inception
                                                                        of Predecessor Fund
                                                   1 year     5 years        (9/13/93)
                Worldwide Fund - Class I
                  Return Before Taxes               (26.00%)   0.91%          10.13%
                  Return After Taxes on
                    Distributions                   (26.11%)   0.24%           9.59%
                  Return After Taxes on
                    Distributions and Sale of
                    Fund Shares(2)                  (15.96%)   0.81%           8.61%
                Worldwide Fund - Class C(3)         (28.58%)  (0.06%)          9.32%
                Morgan Stanley Capital
                  International World Index(4)      (19.89%)  (2.11%)          4.51%
                  (reflects no deduction for
                    expenses or taxes)
                                                  --------------------------------------



               (1) Class C Shares would generally have lower performance because of their higher expenses.


               (2) When the return after taxes on distributions and sale of
                   Class I Shares is higher than the returns before sale of Class I Shares, it is because of realized losses. If realized losses occur upon the sale of Class I Shares, the capital loss is recorded as a tax benefit, which increases the return.


               (3) Calculated assuming sales loads (including contingent
                   deferred sales charge). Return is before taxes.


               (4) The Morgan Stanley Capital International World Index is a
                   market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region.


 20 Janus Adviser Series

               BALANCED FUND - CLASS I(1)

                 Annual returns for periods ended 12/31
                                        0.84%   24.50%  15.39%  20.99%  33.59%  26.13%   (2.17%)  (4.84%)     (6.57%)
                                         1994    1995    1996    1997    1998    1999     2000     2001        2002

                 Best Quarter:  4th-1998 20.12%    Worst Quarter:  3rd-2001 (5.63%)


               The Fund's Class I Shares' year-to-date return as of the calendar
               quarter ended March 31, 2003 was     %. [To Be Updated By
               Amendment]



                                     Average annual total return for periods ended 12/31/02
                                     ------------------------------------------------------
                                                                          Since Inception
                                                                        of Predecessor Fund
                                                    1 year    5 years        (9/13/93)
                Balanced Fund - Class I
                  Return Before Taxes                (6.57%)   7.95%          11.35%
                  Return After Taxes on
                    Distributions                    (7.24%)   6.56%          10.17%
                  Return After Taxes on
                    Distributions and Sale of Fund
                    Shares(2)                        (4.02%)   6.01%           9.13%
                Balanced Fund - Class C(3)           (9.17%)   7.06%          10.72%
                S&P 500 Index(4)                    (22.09%)  (0.58%)          9.17%
                  (reflects no deduction for
                    expenses or taxes)
                Lehman Brothers Gov't/Credit
                  Index(5)                           11.04%    7.62%           7.00%
                  (reflects no deduction for
                    expenses or taxes)
                                                   -------------------------------------


               (1) Class C Shares would generally have lower performance because of their higher expenses.
               (2) When the return after taxes on distributions and sale of
                   Class I Shares is higher than the returns before sale of Class I Shares, it is because of realized losses. If realized losses occur upon the sale of Class I Shares, the capital loss is recorded as a tax benefit, which increases the return.
               (3) Calculated assuming sales loads (including contingent
                   deferred sales charge). Return is before taxes.
               (4) The S&P 500 Index is the Standard & Poor's Composite Index of
                   500 stocks, a widely recognized, unmanaged index of common stock prices.
               (5) Lehman Brothers Gov't/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.

                                                         Risk/return summary  21

               CORE EQUITY FUND - CLASS I(1)



                 Annual returns for periods ended 12/31
                                                 45.55%  40.94%  (8.31%)   (13.03%)    (17.86%)
                                                  1998    1999     2000      2001        2002

                 Best Quarter:  4th-1998 28.28%    Worst Quarter:  3rd-2002 (15.32%)



               The Fund's Class I Shares' year-to-date return as of the calendar
               quarter ended March 31, 2003 was     %. [To Be Updated By
               Amendment]



                                     Average annual total return for periods ended 12/31/02
                                     ------------------------------------------------------
                                                                          Since Inception
                                                                        of Predecessor Fund
                                                   1 year     5 years        (5/1/97)
                Core Equity Fund - Class I
                  Return Before Taxes               (17.86%)   6.09%          10.96%
                  Return After Taxes on
                    Distributions                   (17.86%)   4.46%           9.46%
                  Return After Taxes on
                    Distributions and Sale of
                    Fund Shares(2)                  (10.97%)   4.95%           9.12%
                Core Equity Fund - Class C(3)       (20.21%)   5.19%          10.04%
                S&P 500 Index(4)                    (22.09%)  (0.58%)          3.12%
                  (reflects no deduction for
                    expenses or taxes)
                                                  --------------------------------------



               (1) Class C Shares would generally have lower performance because of their higher expenses.


               (2) When the return after taxes on distributions and sale of
                   Class I Shares is higher than the returns before sale of Class I Shares, it is because of realized losses. If realized losses occur upon the sale of Class I Shares, the capital loss is recorded as a tax benefit, which increases the return.


               (3) Calculated assuming sales loads (including contingent
                   deferred sales charge). Return is before taxes.


               (4) The S&P 500 Index is the Standard & Poor's Composite Index of
                   500 stocks, a widely recognized, unmanaged index of common stock prices.


 22 Janus Adviser Series

Since Risk-Managed Large Cap Growth Fund, Risk-Managed Large Cap Core Fund and Mid Cap Value Fund did not commence operations until January 2, 2003, January 2, 2003 and December 31, 2002, respectively, performance information is not included for these Funds. The performance of these Funds will be compared to the following benchmarks:


               - Risk-Managed Large Cap Growth Fund - Russell 1000 Growth Index

               - Risk-Managed Large Cap Core Fund - S&P 500 Index

               - Mid Cap Value Fund - Russell Midcap Value Index


After-tax returns are calculated using distributions for the Funds' Class I Shares for the period August 1, 2000 to December 31, 2002; if applicable, actual distributions for the Predecessor Funds for the period May 1, 1997 to July 31, 2000; and, if applicable, actual distributions for Institutional Shares of the corresponding Janus Aspen Series fund for periods prior to May 1, 1997. If Class I Shares of the Funds had been available during those earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

After-tax returns are only shown for Class I Shares of the Funds. After-tax returns for Class C Shares will vary from those shown for Class I Shares due to Class C Shares' sales charges and different expenses. If Class C Shares of the Funds had been available prior to September 30, 2002, distributions may have been different and thus, after-tax returns may have been different from those shown for Class I Shares.

The Equity Funds' past performance (before and after taxes) does not necessarily indicate how they will perform in the future.

                                                         Risk/return summary  23

FLEXIBLE INCOME FUND

               Flexible Income Fund is designed for long-term investors who primarily seek total return.

1. WHAT IS THE INVESTMENT OBJECTIVE OF FLEXIBLE INCOME FUND?

--------------------------------------------------------------------------------
               FLEXIBLE INCOME FUND seeks to obtain maximum total return, consistent with preservation of capital.

               The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. The Fund will notify you at least 60 days before making any material changes to its objective or principal investment policies. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF FLEXIBLE INCOME FUND?


               In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the Fund's portfolio manager looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments.


               Within the parameters of its specific investment policies discussed below, the Fund may invest without limit in foreign equity and debt securities.

               Flexible Income Fund invests primarily in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock. As a fundamental policy, the Fund will invest at least 80% of its assets in income-producing securities. The Fund will invest at least 65% of its

 24 Janus Adviser Series
               assets in investment grade debt securities with a dollar-weighted maturity of five to ten years. The Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN FLEXIBLE INCOME FUND?

               Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund's returns and yields will vary, and you could lose money.

               The Fund invests in a variety of fixed-income securities. A fundamental risk of these securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's net asset value (NAV) will likewise decrease. Another fundamental risk associated with the Fund is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. In addition, default risk, the risk that an issuer will not be able to pay interest and principal when due, is a fundamental risk associated with the Fund.


               The Fund will limit its investments in high-yield/high-risk bonds, also known as "junk" bonds, to less than 35% of its net assets. High-yield/high-risk bonds may be more sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. Because of these factors, the performance and NAV of the Fund may vary significantly, depending upon its holdings of high-yield/ high-risk bonds.


               An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

               The following information provides some indication of the risks of investing in Flexible Income Fund by showing how the Fund's performance has varied over time. Class I Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series (the

                                                         Risk/return summary  25

               "Predecessor Fund") into the Janus Adviser Series Fund. The returns for the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.) The Fund's Class C Shares commenced operations on September 30, 2002. The performance shown below for Class C Shares reflects the historical performance of Class I Shares prior to September 30, 2002, restated based on Class C Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index.

 26 Janus Adviser Series

               FLEXIBLE INCOME FUND - CLASS I(1)

                 Annual returns for periods ended 12/31
                                        (1.25%) 23.47%  8.62%  10.77%  8.58%  0.90%  6.10%  7.20%       9.70%
                                         1994    1995   1996    1997   1998   1999   2000    2001       2002

                 Best Quarter:  2nd-1995 6.61%    Worst Quarter:  2nd-1999 (1.38%)


               The Fund's Class I Shares' year-to-date return as of the calendar
               quarter ended March 31, 2003 was     %. [To Be Updated By
               Amendment]



                                     Average annual total return for periods ended 12/31/02
                                     ------------------------------------------------------
                                                                          Since Inception
                                                                        of Predecessor Fund
                                                    1 year    5 years        (9/13/93)
                Flexible Income Fund - Class I
                  Return Before Taxes                 9.70%    6.45%           7.79%
                  Return After Taxes on
                    Distributions                     7.89%    4.36%           5.56%
                  Return After Taxes on
                    Distributions and Sale of Fund
                    Shares                            5.90%    4.13%           5.20%
                Flexible Income Fund - Class C(2)     6.84%    5.50%           7.03%
                Lehman Brothers Gov't/Credit
                  Index(3)                           11.04%    7.62%           7.00%
                  (reflects no deduction for
                    expenses or taxes)
                                                   -------------------------------------


               (1) Class C Shares would generally have lower performance because of their higher expenses.
               (2) Calculated assuming sales loads (including contingent
                   deferred sales charge). Return is before taxes.
               (3) Lehman Brothers Gov't/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.


After-tax returns are calculated using distributions for the Fund's Class I Shares for the period August 1, 2000 to December 31, 2002; actual distributions for the Predecessor Fund for the period May 1, 1997 to July 31, 2000; and actual distributions for Institutional Shares of Janus Aspen Flexible Income Portfolio for periods prior to May 1, 1997. If Class I Shares of the Fund had been available


                                                         Risk/return summary  27
during those earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

After-tax returns are only shown for Class I Shares of the Fund. After-tax returns for Class C Shares will vary from those shown for Class I Shares due to Class C Shares' sales charges and different expenses. If Class C Shares of the Fund had been available prior to September 30, 2002, distributions may have been different and thus, after-tax returns may have been different from those shown for Class I Shares.

Flexible Income Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

MONEY MARKET FUND

               Money Market Fund is designed for investors who seek current income.

1. WHAT IS THE INVESTMENT OBJECTIVE OF MONEY MARKET FUND?

--------------------------------------------------------------------------------

               MONEY MARKET FUND seeks maximum current income to the extent consistent with stability of capital.

               The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. The Fund will notify you at least 60 days before making any material changes to its objective or principal investment policies. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF MONEY MARKET FUND?

               Money Market Fund will invest only in high-quality, short-term money market instruments that present minimal credit risks, as

 28 Janus Adviser Series
               determined by Janus Capital. The Fund invests primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN MONEY MARKET FUND?

               The Fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Over time, the real value of the Fund's yield may be eroded by inflation. Although Money Market Fund invests only in high-quality, short-term money market instruments, there is a risk that the value of the securities it holds will fall as a result of changes in interest rates, an issuer's actual or perceived creditworthiness or an issuer's ability to meet its obligations.

               An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

               The following information provides some indication of the risks of investing in Money Market Fund by showing how the Fund's performance has varied over time. Class I Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series (the "Predecessor Fund") into the Janus Adviser Series Fund. The returns for the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.) The Fund's Class C Shares commenced operations on September 30, 2002. The performance shown below for

                                                         Risk/return summary  29

               Class C Shares reflects the historical performance of Class I Shares prior to September 30, 2002, restated based on Class C Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated.

               MONEY MARKET FUND - CLASS I(1)


                 Annual returns for periods ended 12/31
                                        4.24%  4.02%  4.85%  4.45%  5.75%  3.33%      1.09%
                                        1996   1997   1998   1999   2000   2001       2002

                 Best Quarter:  4th-2000 1.50%    Worst Quarter:  4th-2002 0.21%



               The seven-day yield for the Fund's Class I Shares on December 31, 2002 was 0.66%. The seven-day yield, including all applicable sales charges for Class C Shares of the Fund, calculated as of December 31, 2002, was 0.91%.


               (1) Class C Shares would generally have lower performance because of their higher expenses.

               For Money Market Fund's current yield, call the Janus XpressLine(TM) at 1-888-979-7737.

               Money Market Fund's past performance does not necessarily indicate how it will perform in the future.

 30 Janus Adviser Series

FEES AND EXPENSES


               SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. The Funds' Class I Shares are no-load investments, so you will generally not pay any shareholder fees when you buy or sell the Funds' Class I Shares. However, if you sell Class I Shares of Risk-Managed Large Cap Growth Fund, International Growth Fund, International Value Fund, Worldwide Fund or Risk-Managed Large Cap Core Fund that you have held for 3 months or less you may pay a redemption fee.


               This table describes the shareholder fees that you may pay if you buy and hold Shares of the Funds.

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                              Class I   Class C
Maximum sales charge (load) imposed on purchases (as a
  percentage of offering price)(2)..........................  None      1.00%(3)
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or redemption
  proceeds).................................................  None      1.00%(4)
Maximum sales charge (load) imposed on reinvested dividends
  and other distributions...................................  None      None
Redemption fees on shares of Risk-Managed Large Cap Growth
  Fund, International Growth Fund, International Value Fund,
  Worldwide Fund and Risk-Managed Large Cap Core Fund held
  for 3 months or less (as a % of amount redeemed.).........  1.00%(5)  None
Exchange fees...............................................  None      None


--------------------------------------------------------------------------------

 (1) Your financial intermediary may charge you a separate or additional fee for purchases and sales of shares.
 (2) Not applicable to Class C Shares of Money Market Fund.
 (3) Sales charges are waived for certain investors.
 (4) A contingent deferred sales charge of 1% applies on Class C Shares redeemed within 18 months of purchase.

 (5) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide. For Fund shares held through certain intermediaries, the redemption fee will be charged in generally the same manner as for shares held directly with the Funds. However, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Funds'.

--------------------------------------------------------------------------------

                                                         Risk/return summary  31

               ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example below shows, these costs are borne indirectly by all shareholders.

CLASS I SHARES


               This table describes the annual fund operating expenses that you may pay if you buy and hold Class I Shares of the Funds. The information shown is based on gross expenses (without the effect of expense offset arrangements). All of the fees and expenses shown, except as noted, were determined based on net assets as of the fiscal year ended July 31, 2002.


 32 Janus Adviser Series

                                 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                               Distribution              Total Annual Fund              Total Annual Fund
                                  Management     (12b-1)       Other     Operating Expenses    Total    Operating Expenses
                                     Fee         Fees(1)      Expenses   Without Waivers(2)   Waivers    With Waivers(2)
  Capital Appreciation
   Fund - Class I                   0.65%         0.25%        0.28%            1.18%            N/A          1.18%
  Growth Fund - Class I             0.65%         0.25%        0.31%            1.21%          0.04%          1.17%
  Growth and Income Fund - Class
   I                                0.65%         0.25%        0.33%            1.23%            N/A          1.23%
  Mid Cap Growth Fund - Class
   I(3)                             0.65%         0.25%        0.30%            1.20%          0.04%          1.16%
  Risk-Managed Large Cap Growth
   Fund - Class I                   0.65%         0.25%       0.59%(4)          1.49%            N/A          1.49%
  International Growth Fund -
   Class I(5)                       0.65%         0.25%        0.36%            1.26%          0.02%          1.24%
  International Value Fund -
   Class I(6)                       0.65%         0.25%        2.53%            3.43%          1.68%          1.75%
  Worldwide Fund - Class I          0.65%         0.25%        0.31%            1.21%          0.01%          1.20%
  Balanced Fund - Class I           0.65%         0.25%        0.29%            1.19%          0.02%          1.17%
  Core Equity Fund - Class I        0.65%         0.25%        0.80%            1.70%            N/A          1.70%
  Risk-Managed Large Cap Core
   Fund - Class I                   0.65%         0.25%       0.59%(4)          1.49%            N/A          1.49%
  Mid Cap Value Fund - Class I      0.65%         0.25%       0.59%(4)          1.49%            N/A          1.49%
  Flexible Income Fund - Class I    0.65%         0.25%        0.51%            1.41%          0.21%          1.20%
  Money Market Fund - Class I       0.25%         0.25%        0.47%            0.97%          0.11%          0.86%


 (1) Because the 12b-1 fee is charged as an annual, ongoing fee, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

 (2) All expenses are stated both with and without contractual waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding brokerage commissions, interest, taxes and extraordinary expenses) to the levels indicated until at least July 31, 2004 (which is based on the expense ratio of the Predecessor Funds). The waivers for International Value Fund, Risk-Managed Large Cap Growth Fund, Risk-Managed Large Cap Core Fund and Mid Cap Value Fund, which do not have Predecessor Funds, will continue until at least the next annual renewal of their advisory agreements. These waivers are first applied against the Management Fee and then against Other Expenses.




 (3) Formerly, Aggressive Growth Fund.

 (4) Since the Fund had not commenced operations as of July 31, 2002, "Other Expenses" are based on the estimated expenses that the Fund expects to incur in its initial fiscal year. Included in Other Expenses is a service fee of 0.25% of the average daily net assets to compensate Janus Services for providing, or arranging for the provision of recordkeeping, subaccounting and administrative services to retirement or pension plan participants or other underlying investors investing through institutional channels.

 (5) Formerly, International Fund.


 (6) Formerly, Global Value Fund.


                                                         Risk/return summary  33

 EXAMPLE:
 THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS. This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Funds' operating expenses remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                             1 Year    3 Years   5 Years    10 Years
                                                             ----------------------------------------
  Capital Appreciation Fund - Class I                         $120     $  375     $  649     $1,432
  Growth Fund - Class I                                       $123     $  384     $  665     $1,466
  Growth and Income Fund - Class I                            $125     $  390     $  676     $1,489
  Mid Cap Growth Fund - Class I(1)                            $122     $  381     $  660     $1,455
  Risk-Managed Large Cap Growth Fund - Class I                $152     $  471        N/A        N/A
  International Growth Fund - Class I(2)                      $128     $  400     $  692     $1,523
  International Value Fund - Class I(3)                       $346     $1,053     $1,784     $3,712
  Worldwide Fund - Class I                                    $123     $  384     $  665     $1,466
  Balanced Fund - Class I                                     $121     $  378     $  654     $1,443
  Core Equity Fund - Class I                                  $173     $  536     $  923     $2,009
  Risk-Managed Large Cap Core Fund - Class I                  $152     $  471        N/A        N/A
  Mid Cap Value Fund - Class I                                $152     $  471        N/A        N/A
  Flexible Income Fund - Class I                              $144     $  446     $  771     $1,691
  Money Market Fund - Class I                                 $ 99     $  309     $  536     $1,190



 (1) Formerly, Aggressive Growth Fund.


 (2) Formerly, International Fund.


 (3) Formerly, Global Value Fund.


 34 Janus Adviser Series

CLASS C SHARES


               This table describes the annual fund operating expenses you may pay if you buy and hold Class C Shares of the Funds. The information shown is based upon the estimated annualized gross expenses Class C Shares expect to incur in their initial fiscal year. All expenses are shown without the effect of expense offset arrangements.


  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                                                        Total Annual
                                                                            Fund                       Total Annual
                                                                          Operating                        Fund
                                                                          Expenses                       Operating
                                   Management    12b-1      Other          Without         Total         Expenses
                                      Fee       Fees(1)    Expenses      Waivers(2)       Waivers     With Waivers(2)
  Capital Appreciation
   Fund - Class C                    0.65%       1.00%      0.03%           1.68%            N/A           1.68%
  Growth Fund - Class C              0.65%       1.00%      0.06%           1.71%          0.04%           1.67%
  Growth and Income Fund - Class
   C                                 0.65%       1.00%      0.08%           1.73%            N/A           1.73%
  Mid Cap Growth Fund - Class
   C(3)                              0.65%       1.00%      0.05%           1.70%          0.04%           1.66%
  Risk-Managed Large Cap Growth
   Fund - Class C                    0.65%       1.00%      0.34%           1.99%            N/A           1.99%
  International Growth Fund -
   Class C(5)                        0.65%       1.00%      0.11%           1.76%          0.02%           1.74%
  International Value
   Fund - Class C(6)                 0.65%       1.00%      2.28%           3.93%          1.68%           2.25%
  Worldwide Fund - Class C           0.65%       1.00%      0.06%           1.71%          0.01%           1.70%
  Balanced Fund - Class C            0.65%       1.00%      0.04%           1.69%          0.02%           1.67%
  Core Equity Fund - Class C         0.65%       1.00%      0.55%           2.20%            N/A           2.20%
  Risk-Managed Large Cap Core
   Fund - Class C                    0.65%       1.00%      0.34%           1.99%            N/A           1.99%
  Mid Cap Value Fund - Class C       0.65%       1.00%      0.34%           1.99%            N/A           1.99%
  Strategic Value Fund - Class C     0.65%       1.00%      1.29%           2.94%          0.69%           2.25%
  Flexible Income Fund - Class C     0.65%       1.00%      0.26%           1.91%          0.21%           1.70%
  Money Market Fund - Class C        0.25%      1.00%(7)    0.22%           1.47%         0.86%(7)         0.61%


                                                         Risk/return summary  35

 (1) Because the 12b-1 fee is charged as an annual, ongoing fee, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

 (2) All expenses are stated both with and without contractual waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding brokerage commissions, interest, taxes and extraordinary expenses) to the levels indicated until at least July 31, 2004 (which is based on the expense ratio of the Predecessor Funds). The waivers for International Value Fund, Risk-Managed Large Cap Growth Fund, Risk-Managed Large Cap Core Fund and Mid Cap Value Fund, which do not have Predecessor Funds, will continue until at least the next annual renewal of their advisory agreements. These waivers are first applied against the Management Fee and then against Other Expenses.


 (3) Formerly, Aggressive Growth Fund.

 (4) Since the Fund had not commenced operations as of July 31, 2002, "Other Expenses" are based on the estimated expenses that the Fund expects to incur in its initial fiscal year.

 (5) Formerly, International Fund.


 (6) Formerly, Global Value Fund.


 (7) Janus Distributors LLC has agreed to a waiver, which will reduce the amount of 12b-1 fees payable by Money Market Fund from 1.00% to 0.25%. This waiver will continue until at least the next annual renewal of the Distribution Agreement between Janus Distributors LLC and the Funds.


 36 Janus Adviser Series

 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class C Shares of the Fund for the time periods indicated and reinvest all dividends and distributions without a sales charge.

 The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes that you keep your shares. Both examples also assume that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:


                                                           1 Year(1)   3 Years(2)   5 Years(2)   10 Years(2)
  IF CLASS C SHARES ARE REDEEMED:                          -------------------------------------------------
  Capital Appreciation Fund - Class C                        $371        $  530       $  913       $1,987
  Growth Fund - Class C                                      $374        $  539       $  928       $2,019
  Growth and Income Fund - Class C                           $376        $  545       $  939       $2,041
  Mid Cap Growth Fund - Class C(3)                           $373        $  536       $  923       $2,009
  Risk-Managed Large Cap Growth Fund - Class C               $402        $  624          N/A          N/A
  International Growth Fund - Class C(4)                     $379        $  554       $  954       $2,073
  International Value Fund - Class C(5)                      $595        $1,198       $2,018       $4,147
  Worldwide Fund - Class C                                   $374        $  539       $  928       $2,019
  Balanced Fund - Class C                                    $372        $  533       $  918       $1,998
  Core Equity Fund - Class C                                 $423        $  688       $1,180       $2,534
  Risk-Managed Large Cap Core Fund - Class C                 $402        $  624          N/A          N/A
  Mid Cap Value Fund - Class C                               $402        $  624          N/A          N/A
  Flexible Income Fund - Class C                             $394        $  600       $1,032       $2,233
  Money Market Fund - Class C                                $250        $  465       $  803       $1,757



                                                           1 Year(2)   3 Years(2)   5 Years(2)   10 Years(2)
  IF CLASS C SHARES ARE NOT REDEEMED:                      -------------------------------------------------
  Capital Appreciation Fund - Class C                        $271        $  530       $  913       $1,987
  Growth Fund - Class C                                      $274        $  539       $  928       $2,019
  Growth and Income Fund - Class C                           $276        $  545       $  939       $2,041
  Mid Cap Growth Fund - Class C(3)                           $273        $  536       $  923       $2,009
  Risk-Managed Large Cap Growth Fund - Class C               $302        $  624          N/A          N/A
  International Growth Fund - Class C(4)                     $279        $  554       $  954       $2,073
  International Value Fund - Class C(5)                      $495        $1,198       $2,018       $4,147
  Worldwide Fund - Class C                                   $274        $  539       $  928       $2,019
  Balanced Fund - Class C                                    $272        $  533       $  918       $1,998
  Core Equity Fund - Class C                                 $323        $  688       $1,180       $2,534
  Risk-Managed Large Cap Core Fund - Class C                 $302        $  624          N/A          N/A
  Mid Cap Value Fund - Class C                               $302        $  624          N/A          N/A
  Flexible Income Fund - Class C                             $294        $  600       $1,032       $2,233
  Money Market Fund - Class C                                $150        $  465       $  803       $1,757


 (1) Includes the initial sales charge and contingent deferred sales charge.
 (2) Includes the initial sales charge. Contingent deferred sales charge not applicable.

 (3) Formerly, Aggressive Growth Fund.


 (4) Formerly, International Fund.


 (5) Formerly, Global Value Fund.


                                                         Risk/return summary  37

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

--------------------------------------------------------------------------------


EQUITY FUNDS

               This section takes a closer look at the investment objectives of each of the Equity Funds, their principal investment strategies and certain risks of investing in the Equity Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

               Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

DOMESTIC EQUITY FUNDS - JANUS MANAGED FUNDS


               CAPITAL APPRECIATION FUND

               Capital Appreciation Fund seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well established companies to smaller, emerging growth companies.

               GROWTH FUND
               Growth Fund seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Fund can invest in companies of any size, it generally invests in larger, more established companies.


               GROWTH AND INCOME FUND

               Growth and Income Fund seeks long-term capital growth and current income. It pursues its objective by normally emphasizing investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio

 38 Janus Adviser Series
               manager believes have income potential. Equity securities may make up part of this income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments. Because of this investment strategy, the Fund is not designed for investors who need consistent income.


               MID CAP GROWTH FUND


               Mid Cap Growth Fund seeks long-term growth of capital. It pursues its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies whose market capitalization falls, at the time of initial purchase, in the 12-month average of the capitalization range of the Russell Midcap Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of December 31, 2002, they ranged from approximately $224 million to $13.5 billion.



               BALANCED FUND

               Balanced Fund seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It pursues its objective by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. This Fund normally invests at least 25% of its assets in fixed-income senior securities.


               CORE EQUITY FUND

               Core Equity Fund seeks long-term growth of capital. It pursues its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities selected for their growth potential. Eligible securities include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks such as convertible preferred stocks, bonds and debentures; and other securities with equity characteristics.



            Investment objectives, principal investment strategies and risks  39

DOMESTIC EQUITY FUNDS - SUBADVISED BY INTECH

               RISK-MANAGED LARGE CAP GROWTH FUND
               Risk-Managed Large Cap Growth Fund seeks long-term growth of capital. It pursues its objective by investing, under normal circumstances, at least 80% of its assets in common stocks of large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000 Index, at the time of purchase. The Fund invests primarily in stocks selected for their growth potential and seeks to control risks by selecting stocks only from the universe of the Fund's benchmark, which is the Russell 1000 Growth Index, among other risk techniques.

               RISK-MANAGED LARGE CAP CORE FUND
               Risk-Managed Large Cap Core Fund seeks long-term growth of capital. It pursues its objective by investing, under normal circumstances, at least 80% of its assets in common stocks of large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000 Index, at the time of purchase. The Fund invests primarily in stocks selected for their growth potential. The Fund generally invests from the universe of the Fund's benchmark, which is the S&P 500 Index.

DOMESTIC EQUITY FUNDS - SUBADVISED BY PERKINS

               MID CAP VALUE FUND
               Mid Cap Value Fund seeks capital appreciation. It invests primarily in common stocks selected for their capital appreciation potential. In pursuing that goal, the Fund primarily invests in the common stocks of mid-sized companies whose stock prices are believed to be undervalued. The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of mid-sized companies whose market capitalization falls, at the time of initial purchase, within the 12-month average of the capitaliza-

 40 Janus Adviser Series
               tion range of the Russell Midcap Index. This average is updated monthly.

GLOBAL/INTERNATIONAL EQUITY FUNDS - JANUS MANAGED FUNDS


               INTERNATIONAL GROWTH FUND


               International Growth Fund seeks long-term growth of capital. It invests, under normal circumstances, at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may invest in U.S. issuers and, under unusual circumstances, it may at times invest all of its assets in fewer than five countries or even a single country.



               INTERNATIONAL VALUE FUND


               International Value Fund seeks long-term growth of capital. It pursues its objective by investing, under normal circumstances, at least 80% of its net assets in securities of issuers located in at least five different countries, excluding the United States. The Fund invests in issuers with the potential for long-term growth of capital using a "value" approach. The "value" approach the portfolio manager uses emphasizes investments in companies he believes are undervalued relative to their intrinsic worth. The Fund normally invests in issuers from at least five different countries, including the United States. The Fund may, under unusual circumstances, invest in fewer than five countries or even a single country.


               The portfolio manager measures value as a function of price/free cash flow. Price/free cash flow is the relationship between the price of a stock and its available cash from operations minus capital expenditures.

               The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital. These companies may also

            Investment objectives, principal investment strategies and risks  41 include special situations companies that are experiencing management changes and/or are temporarily out of favor.

               WORLDWIDE FUND

               Worldwide Fund seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size located throughout the world. The Fund normally invests in issuers from at least five different countries, including the United States. The Fund may, under unusual circumstances, invest in fewer than five countries or even a single country.




The following questions and answers are designed to help you better understand the Equity Funds' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED FOR THE FUNDS MANAGED BY JANUS?

               Consistent with its investment objective and policies, each of the Funds may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.


               In the case of International Value Fund, the portfolio manager will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital. This "value" approach emphasizes investments in companies that the portfolio managers believe are undervalued relative to their intrinsic worth and have the potential for long-term growth of capital.



               Growth and Income Fund and Balanced Fund may each emphasize varying degrees of income. Realization of income is not a significant consideration when choosing investments for the


 42 Janus Adviser Series
               other Equity Funds. Income realized on the Funds' investments will be incidental to their objectives. In the case of Balanced Fund and Growth and Income Fund, a portfolio manager may consider dividend-paying characteristics to a greater degree in selecting common stocks.




2. HOW ARE COMMON STOCKS SELECTED BY INTECH FOR THE RISK-MANAGED FUNDS?


               INTECH applies a mathematical portfolio management process to construct an investment portfolio. INTECH developed the formulas underlying this mathematical process.

               The mathematical process is designed to take advantage of market volatility (variation in stock prices), rather than using research or market/economic trends to predict the future returns of stocks. The process seeks to generate a return in excess of each Fund's benchmark over the long term, while controlling the risk relative to the benchmark. The mathematical process involves:

               - selecting stocks primarily from stocks within a Fund's
                 benchmark;

               - periodically determining an optimal weighting of these stocks and rebalancing to the optimal weighting; and

               - monitoring the total risk and volatility of a Fund's holdings with respect to the benchmark index.

               INTECH seeks to outperform the benchmark index through its mathematical process. INTECH seeks to identify those stocks in a manner that does not increase the overall portfolio volatility above that of the benchmark index. More volatile stocks may tend to reside on the smaller cap end of the benchmark index. INTECH employs risk controls designed to minimize the risk of significant under performance relative to the benchmark index.

               The Funds may use exchange traded funds as well as futures, options and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.

            Investment objectives, principal investment strategies and risks  43

3. HOW ARE COMMON STOCKS SELECTED BY PERKINS FOR MID CAP VALUE FUND?


               Mid Cap Value Fund's portfolio managers focus on companies that have fallen out of favor with the market or are temporarily misunderstood by the investment community. The portfolio managers of Mid Cap Value Fund look for companies with strong fundamentals and competent management. They generally look for companies with products and services that give them a competitive advantage.


4. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?


               Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest and the Funds may at times have significant foreign exposure.


5. WHAT DOES "MARKET CAPITALIZATION" MEAN?



               Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criteria for Mid Cap Growth Fund, Risk-Managed Large Cap Growth Fund, Risk-Managed Large Cap Core Fund and Mid Cap Value Fund. The other Equity Funds offered by this Prospectus do not emphasize companies of any particular size.


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


6. HOW DOES THE PORTFOLIO MANAGER OF INTERNATIONAL VALUE FUND DETERMINE THAT A COMPANY MAY BE UNDERVALUED?



               A company may be undervalued when, in the opinion of the Fund's portfolio manager, the company is selling for a price that is below its intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio managers believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Funds than those obtained by paying premium prices for companies currently in favor in the market.



7. HOW DO GROWTH AND INCOME FUND AND BALANCED FUND DIFFER FROM EACH OTHER?


               Growth and Income Fund places a greater emphasis on growth stocks and may derive a greater portion of its income from dividend-paying common stocks. Because of these factors, its NAV can be expected to fluctuate more than Balanced Fund. Balanced Fund places a greater emphasis on the income component of its portfolio and invests to a greater degree in securities selected primarily for their income potential. As a result it is expected to be less volatile than Growth and Income Fund.


8. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF GROWTH AND INCOME FUND'S AND BALANCED FUND'S PORTFOLIOS?



               Growth and Income Fund and Balanced Fund shift assets between the growth and income components of their portfolios based on the portfolio managers' analysis of relevant market, financial and economic conditions. If a portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, that Fund will place a greater emphasis on the growth component.


            Investment objectives, principal investment strategies and risks  45

9. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF GROWTH AND INCOME FUND'S AND BALANCED FUND'S PORTFOLIOS?


               The growth component of these Funds' portfolios is expected to consist primarily of common stocks, but may also include preferred stocks or convertible securities selected primarily for their growth potential.


10. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF GROWTH AND INCOME FUND'S AND BALANCED FUND'S PORTFOLIOS?



               The income component of Growth and Income Fund's and Balanced Fund's holdings will consist of securities that a portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of a Fund if they currently pay dividends or a portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.



11. HOW DO INTEREST RATES AFFECT THE VALUE OF MY GROWTH AND INCOME FUND AND BALANCED FUND INVESTMENT?



               The income component of Growth and Income Fund's and Balanced Fund's holdings includes fixed-income securities. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.


FLEXIBLE INCOME FUND

               This section takes a closer look at the investment objective of Flexible Income Fund, its principal investment strategies and certain risks of investing in the Fund. Strategies and policies that

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

               are noted as "fundamental" cannot be changed without a shareholder vote.

               Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES


               In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the Fund's portfolio manager looks at income-producing securities one at a time to determine if an income-producing company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments.


               Flexible Income Fund seeks to obtain maximum total return, consistent with preservation of capital. It pursues its objective by primarily investing in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock. As a fundamental policy, the Fund will invest at least 80% of its assets in income-producing securities. The Fund will invest at least 65% of its assets in investment grade debt securities with a dollar-weighted maturity of five to ten years. The Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets. This Fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

The following questions and answers are designed to help you better understand Flexible Income Fund's principal investment strategies.

1. HOW DO INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?

               Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise.

            Investment objectives, principal investment strategies and risks  47

               Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

2. HOW DOES THE FUND MANAGE INTEREST RATE RISK?

               The portfolio manager may vary the average-weighted effective maturity of the portfolio to reflect his analysis of interest rate trends and other factors. The Fund's average-weighted effective maturity will tend to be shorter when the portfolio manager expects interest rates to rise and longer when the portfolio manager expects interest rates to fall. The Fund may also use futures, options and other derivatives to manage interest rate risk.

3. WHAT IS MEANT BY THE FUND'S "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?

               The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by the Fund with each effective maturity "weighted" according to the percentage of net assets that it represents.

4. WHAT IS MEANT BY THE FUND'S "DURATION"?

               A bond's duration indicates the time it will take an investor to recoup his investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by the Fund with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, the Fund's duration is usually shorter than its average maturity.

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

5. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?


               A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.


GENERAL PORTFOLIO POLICIES OF THE FUNDS OTHER THAN MONEY MARKET FUND


               Unless otherwise stated, each of the following policies applies to all of the Funds other than Money Market Fund. In investing their portfolio assets, the Funds will follow the general policies listed below. Except for the Funds' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.


               CASH POSITION

               Except for the Risk-Managed Funds, when a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Funds' cash or similar investments may increase. In other words, the Funds do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Fund's cash position to, for example, protect its assets, maintain liquidity or meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Partly because the


            Investment objectives, principal investment strategies and risks  49 portfolio managers act independently of each other, the cash positions of the Funds may vary significantly.


               The Risk-Managed Funds subadvised by INTECH normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. The Risk-Managed Funds may use exchange traded funds as well as futures, options, and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.

               When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

               OTHER TYPES OF INVESTMENTS
               The Equity Funds invest primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks and securities convertible into common or preferred stocks. Balanced Fund and Growth and Income Fund also invest in domestic and foreign equity securities with varying degrees of emphasis on income. To a lesser degree, the Funds may also invest in other types of domestic and foreign securities and use other investment strategies, which are described in the Glossary. These securities (which are described in the Glossary) may include:

               - debt securities

               - indexed/structured securities


               - high-yield/high-risk bonds (less than 20% of Mid Cap Growth
                 Fund's, Risk-Managed Large Cap Growth Fund's, Core Equity Fund's, Risk-Managed Large Cap Core Fund's and Mid Cap Value Fund's assets and less than 35% of each other Fund's assets)


               - options, futures, forwards, swaps and other types of
                 derivatives and exchange traded funds individually or in combination for

 50 Janus Adviser Series
                 hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return


               - short sales, "against the box" and "naked" short sales (no more than 8% of a Fund's assets may be invested in naked short sales)


               - securities purchased on a when-issued, delayed delivery or forward commitment basis


               Flexible Income Fund invests primarily in fixed-income securities which may include corporate bonds and notes, government securities, preferred stock, high-yield/high-risk bonds and municipal obligations. To a lesser degree, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, which are described in the Glossary. These may include:


               - common stocks


               - pass-through securities including mortgage- and asset-backed securities


               - zero coupon, pay-in-kind and step coupon securities


               - options, futures, forwards, swaps and other types of
                 derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return


               - securities purchased on a when-issued, delayed delivery or forward commitment basis

               ILLIQUID INVESTMENTS
               Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of

            Investment objectives, principal investment strategies and risks  51 business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

               FOREIGN SECURITIES
               Within the parameters of its specific investment policies, each Fund may invest without limit in foreign equity and debt securities. The Funds may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

               SPECIAL SITUATIONS
               Certain Funds may invest in special situations. A special situation arises when, in the opinion of a Fund's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

               PORTFOLIO TURNOVER
               The Funds generally intend to purchase securities for long-term investment, although, to the extent permitted by its specific investment policies, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having
 52 Janus Adviser Series
               reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments and the investment style of the portfolio manager. Changes are made in a Fund's portfolio whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

               Flexible Income Fund has historically had relatively high portfolio turnover due to the nature of the securities in which it invests. The rebalancing techniques used by the Risk-Managed Funds may result in a higher portfolio turnover compared to a "buy and hold" or index fund strategy. With respect to the Risk-Managed Funds, INTECH periodically rebalances the stocks in the portfolio to their optimal weighting versus the Funds' benchmark index, as determined by INTECH's mathematical process. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The Financial Highlights section of this Prospectus shows the Funds' historical turnover rates.

RISKS FOR EQUITY FUNDS

               Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease. A Fund's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public

            Investment objectives, principal investment strategies and risks  53 offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

The following questions and answers are designed to help you better understand some of the risks of investing in the Equity Funds.

1. CERTAIN FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

               Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.


2. HOW DOES THE NONDIVERSIFICATION CLASSIFICATION OF CAPITAL APPRECIATION FUND, MID CAP GROWTH FUND, AND INTERNATIONAL VALUE FUND AFFECT THE FUNDS' RISK PROFILE?



               Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives the Funds more flexibility to focus their investments in the most attractive companies identified by the portfolio managers. Because the appreciation or depreciation of a single stock may


 54 Janus Adviser Series
               have a greater impact on the NAV of a nondiversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of a Fund.

3. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING?


               If the portfolio manager's perception of a company's worth is not realized in the time frame he expects, the overall performance of International Value Fund or Mid Cap Value Fund may suffer. In general, each portfolio manager believes this risk is mitigated by investing in companies that are undervalued in the market in relation to earnings, cash flow, dividends and/or assets.


RISKS FOR FLEXIBLE INCOME FUND

               Because the Fund invests substantially all of its assets in fixed-income securities, it is subject to risks such as credit or default risks, and decreased value due to interest rate increases. The Fund's performance may also be affected by risks to certain types of investments, such as foreign securities and derivative instruments.

The following questions and answers are designed to help you better understand some of the risks of investing in Flexible Income Fund.

1. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?

               Credit quality measures the likelihood that the issuer will meet its obligations on a bond. One of the fundamental risks associated with all fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. U.S. government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

            Investment objectives, principal investment strategies and risks  55

2. HOW IS CREDIT QUALITY MEASURED?

               Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's Ratings Service and Moody's Investors Service, Inc. are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated bonds generally pay higher yields to compensate investors for the associated risk. Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

RISKS COMMON TO ALL NON-MONEY MARKET FUNDS

The following questions and answers discuss risks that apply to all Funds other than Money Market Fund.

1. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

               Within the parameters of its specific investment policies, each Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

               - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

               - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies

 56 Janus Adviser Series
                 restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

               - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

               - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

               - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

2. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

               High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

            Investment objectives, principal investment strategies and risks  57

               Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

3. HOW DO THE FUNDS TRY TO REDUCE RISK?

               The Funds may use futures, options, swaps and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Funds. However, a Fund's performance could be worse than if the Fund had not used such instruments if a portfolio manager's judgment proves incorrect.

               The Risk-Managed Funds' subadviser, INTECH, approaches risk management from a perspective that evaluates risk relative to a direct investment in the benchmark index. Risk controls are designed to minimize the risk of significant underperformance relative to the benchmark index.

               The Risk-Managed Funds normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. However, they may use futures and options and may invest in exchange traded funds to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Risk-Managed Funds may use futures, options, swaps and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Funds. However, a Fund's performance could be worse than if the Fund had not used such instruments if a portfolio manager's judgment proves incorrect.

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

MONEY MARKET FUND

               This section takes a closer look at the investment objective of Money Market Fund, its principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

               Money Market Fund is subject to certain specific SEC rule requirements. Among other things, the Fund is limited to investing in U.S. dollar-denominated instruments with a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act).

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

               Money Market Fund seeks maximum current income to the extent consistent with stability of capital. It pursues its objective by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.

               Money Market Fund will:

               - invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus
                 Capital

               - invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act)

               - maintain a dollar-weighted average portfolio maturity of 90 days or less

TYPES OF INVESTMENTS

               Money Market Fund invests primarily in:

               - high quality debt obligations

               - obligations of financial institutions

            Investment objectives, principal investment strategies and risks  59

               The Fund may also invest (to a lesser degree) in:

               - U.S. Government Securities (securities issued or guaranteed by the U.S. government, its agencies and instrumentalities)

               - municipal securities

               DEBT OBLIGATIONS

               The Fund may invest in U.S. dollar denominated debt obligations. Debt obligations include:

               - commercial paper

               - notes and bonds

               - variable amount master demand notes (the payment obligations on these instruments may be backed by securities, swap agreements or other assets, by a guarantee of a third party or solely by the unsecured promise of the issuer to make payments when due)

               - privately issued commercial paper or other securities that are restricted as to disposition under the federal securities laws

               OBLIGATIONS OF FINANCIAL INSTITUTIONS

               Examples of obligations of financial institutions include:

               - negotiable certificates of deposit, bankers' acceptances, time deposits and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars

               - Eurodollar and Yankee bank obligations (Eurodollar bank
                 obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks)

 60 Janus Adviser Series

               - other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest

               Foreign, Eurodollar (and, to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

INVESTMENT TECHNIQUES

               The following is a description of other investment techniques that Money Market Fund may use:

               PARTICIPATION INTERESTS
               A participation interest gives Money Market Fund a proportionate, undivided interest in underlying debt securities and sometimes carries a demand feature.

               DEMAND FEATURES
               Demand features give Money Market Fund the right to resell securities at specified periods prior to their maturity dates. Demand features may shorten the life of a variable or floating rate security, enhance the instrument's credit quality and provide a source of liquidity.

               Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of Money Market Fund's investments may be dependent in part on the credit quality of the banks supporting Money Market Fund's investments. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. Brokerage firms and

            Investment objectives, principal investment strategies and risks  61 insurance companies also provide certain liquidity and credit support.

               VARIABLE AND FLOATING RATE SECURITIES
               Money Market Fund may invest in securities which have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. Variable and floating rate securities are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness.

               MORTGAGE- AND ASSET-BACKED SECURITIES
               Money Market Fund may purchase fixed or variable rate mortgage-backed securities issued by Ginnie Mae, Fannie Mae, Freddie Mac, or other governmental or government-related entity. The Fund may purchase other mortgage- and asset-backed securities including securities backed by automobile loans, equipment leases or credit card receivables.

               Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in the Fund having to reinvest proceeds at a lower interest rate.

               REPURCHASE AGREEMENTS
               Money Market Fund may enter into collateralized repurchase agreements. Repurchase agreements are transactions in which the Fund purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date. The repurchase price reflects a market rate of interest and is collateralized by cash or securities.

 62 Janus Adviser Series

               If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, Money Market Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

            Investment objectives, principal investment strategies and risks  63

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

               Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Funds and is responsible for the day-to-day management of their investment portfolios and other business affairs of the Funds.


               Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus retail funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.



               Janus Capital furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Funds, and may be reimbursed by the Funds for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Funds and pays the salaries, fees and expenses of all Fund officers and those Trustees who are interested persons of Janus Capital.


               From their own assets, Janus Capital, Janus Distributors LLC or their affiliates may pay retirement plan service providers, brokers, banks, financial advisers and other financial intermediaries fees for providing recordkeeping, subaccounting and other administrative services to their customers in connection with investment in the Funds. These fees may be in addition to any 12b-1 fees or other fees paid from Fund assets to these financial intermediaries.

MANAGEMENT EXPENSES

               Each Fund pays Janus Capital a management fee which is calculated daily and paid monthly. Each Fund's advisory agreement spells out the management fee and other expenses that the Funds must pay. Janus Capital pays INTECH a subadvisory fee from its management fee for managing the Risk-Managed Funds

 64 Janus Adviser Series
               and the Mid Cap Value Fund pays Perkins a subadvisory fee directly.

               Each Fund incurs expenses not assumed by Janus Capital, including the administrative services fee for Class I Shares, distribution fee (12b-1 fee) for Class I Shares, distribution and shareholder servicing fee (12b-1 fee) for Class C Shares, transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. Each of the Funds is subject to the following management fee schedule (expressed as an annual rate).


                               Average Daily      Annual Management
                                Net Assets            Fee Rate           Expense Limit
Fund                              of Fund          Percentage (%)      Percentage (%)(1)
----------------------------------------------------------------------------------------
   Capital Appreciation
     Fund                     All Asset Levels          0.65                 0.68
   Growth Fund                                                               0.67
   Growth and Income Fund                                                    1.02
   Mid Cap Growth Fund(2)                                                    0.66
   Risk-Managed Large Cap
     Growth Fund                                                             1.25
   International Growth
     Fund(3)                                                                 0.74
   International Value
     Fund(4)                                                                 1.25
   Worldwide Fund                                                            0.70
   Balanced Fund                                                             0.67
   Core Equity Fund                                                          1.25
   Risk-Managed Large Cap
     Core Fund                                                               1.25
   Mid Cap Value Fund                                                        1.25
----------------------------------------------------------------------------------------
   Flexible Income Fund      First $300 Million         0.65                 0.70
                             Over $300 Million          0.55
----------------------------------------------------------------------------------------
   Money Market Fund(5)       All Asset Levels          0.25                 0.36
----------------------------------------------------------------------------------------



(1) Janus Capital has agreed to limit each Fund's total operating expenses (excluding the distribution fee and administrative services fee applicable to Class I Shares, the distribution and shareholder servicing fee applicable to Class C Shares, brokerage commissions, interest, taxes and extraordinary expenses) as indicated until at least July 31, 2003, except International Value Fund, Risk-Managed Large Cap Growth Fund, Risk-Managed Large Cap Core Fund and Mid Cap Value Fund. For International Value Fund, Risk-Managed Large Cap Growth Fund, Risk-Managed Large Cap Core Fund and Mid Cap Value Fund, Janus Capital has agreed to limit the Funds' total operating expenses (excluding the distribution fee and administrative services fee applicable to


                                                     Management of the Funds  65

    Class I Shares, the distribution and shareholder servicing fee applicable to Class C Shares, brokerage commissions, interest, taxes and extraordinary expenses) as indicated until at least the next annual renewal of their advisory agreements.

(2) Formerly, Aggressive Growth Fund.


(3) Formerly, International Fund.


(4) Formerly, Global Value Fund.


(5) Janus Distributors LLC has agreed to a waiver, which will reduce the amount of 12b-1 fees payable by Money Market Fund for Class C Shares from 1.00% to 0.25%. This waiver will continue until at least the next annual renewal of the Distribution Agreement between Janus Distributors LLC and the Funds. This waiver is not factored into and does not affect the expense limit agreed to by Janus Capital.


               For the fiscal year ended July 31, 2002, each Fund paid Janus Capital the following management fees (net of fee waivers) based on each Fund's average net assets:


                                                                  Management Fee
                                                                  (for the Fiscal
                                                                    Year Ended
Fund                                                              July 31, 2002)
---------------------------------------------------------------------------------
   Capital Appreciation Fund                                           0.65%
   Growth Fund                                                         0.61%
   Growth and Income Fund                                              0.65%
   Mid Cap Growth Fund(1)                                              0.61%
   International Growth Fund(2)                                        0.63%
   International Value Fund(3)                                         0.00%(4)
   Worldwide Fund                                                      0.64%
   Balanced Fund                                                       0.63%
   Core Equity Fund                                                    0.65%
   Flexible Income Fund                                                0.44%
   Money Market Fund                                                   0.14%
---------------------------------------------------------------------------------



(1) Formerly, Aggressive Growth Fund.


(2) Formerly, International Fund.


(3) Formerly, Global Value Fund.


(4) Fee waiver exceeded management fee.


               Absent fee waivers, the management fees based on each Fund's net assets would have been 0.65% for all Funds except Money Market Fund. Absent fee waivers, the management fee for Money Market Fund would have been 0.25%.


               Risk-Managed Large Cap Growth Fund, Risk-Managed Large Cap Core Fund and Mid Cap Value Fund did not pay any management fees for the fiscal year ended July 31, 2002 because the Funds did not commence operations until after July 31, 2002.


 66 Janus Adviser Series

SUBADVISERS


               ENHANCED INVESTMENT TECHNOLOGIES, LLC ("INTECH") serves as subadviser to Risk-Managed Large Cap Growth Fund and Risk-Managed Large Cap Core Fund. INTECH, 2401 PGA Boulevard, Suite 200, Palm Beach Gardens, Florida 33410, also serves as investment adviser to separately managed accounts. As subadviser, INTECH provides day-to-day management of the investment operations of the Risk-Managed Funds. Janus Capital indirectly owns 50.1% of the outstanding voting shares of INTECH.



               PWM NEWCO, LLC ("Perkins") serves as subadviser to Mid Cap Value Fund. Perkins, 310 S. Michigan Avenue, Suite 2600, Chicago, IL 60604, has been in the investment management business since 1984 and provides day-to-day management of the portfolio operations as subadviser of Mid Cap Value Fund, as well as other mutual funds and separate accounts. Janus Capital has agreed to take a 30% ownership stake in Perkins' investment advisory business subject to certain conditions. This transaction is expected to close in April 2003.



               [TO BE UPDATED BY AMENDMENT]


                                                     Management of the Funds  67

INVESTMENT PERSONNEL


JANUS PORTFOLIO MANAGERS

LAURENCE J. CHANG
--------------------------------------------------------------------------------

                   is Executive Vice President and Co-Manager of Janus Adviser Worldwide Fund, which he has co-managed since inception. He served as Executive Vice President and Co-Manager of Janus Adviser International Growth Fund from inception to December 2000. Mr. Chang is also Portfolio Manager of other Janus accounts. Mr. Chang joined Janus Capital in 1993 as a research analyst. He received an undergraduate degree with honors in Religion with a concentration in Philosophy from Dartmouth College and a Master's Degree in Political Science from Stanford University. Mr. Chang has earned the right to use the Chartered Financial Analyst designation.


JONATHAN D. COLEMAN
--------------------------------------------------------------------------------

                   is Executive Vice President and Portfolio Manager of Janus Adviser Mid Cap Growth Fund, which he has managed since February 2002. He is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1994 as a research analyst, and was also a research analyst for Janus Capital from 2000 through 2002. Mr. Coleman holds a bachelor's degree in political economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman has earned the right to use the Chartered Financial Analyst designation.


 68 Janus Adviser Series

DAVID J. CORKINS
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Adviser Growth and Income Fund, which he has managed since its inception. Mr. Corkins is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1995 as a research analyst. He holds a Bachelor of Arts degree in English and Russian from Dartmouth College and he received his Master of Business Administration degree from Columbia University in 1993.



HELEN YOUNG HAYES
--------------------------------------------------------------------------------

                   is Executive Vice President and Co-Manager of Janus Adviser International Growth Fund and Janus Adviser Worldwide Fund, each of which she has managed or co-managed since their inception. Ms. Hayes is also Portfolio Manager of other Janus accounts. Ms. Hayes is the Managing Director of Investments and a Director of Janus Capital. She joined Janus Capital in 1987. She holds a Bachelor of Arts degree in Economics from Yale University. Ms. Hayes has earned the right to use the Chartered Financial Analyst designation.


BRENT A. LYNN
--------------------------------------------------------------------------------

                   is Executive Vice President and Co-Manager of Janus Adviser International Growth Fund, which he has co-managed since January 2001. Mr. Lynn is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1991 as a research analyst. Mr. Lynn holds a Bachelor of Arts degree in Economics and a Master's Degree in Economics and Industrial Engineering from Stanford University. Mr. Lynn has earned the right to use the Chartered Financial Analyst designation.


                                                     Management of the Funds  69

KAREN L. REIDY
--------------------------------------------------------------------------------

                   is Executive Vice President and Portfolio Manager of Janus Adviser Balanced Fund and Janus Adviser Core Equity Fund, each of which she has managed since their inception. Ms. Reidy is also Portfolio Manager of other Janus accounts. Ms. Reidy joined Janus Capital in 1995 as a research analyst. She received an undergraduate degree in Accounting from the University of Colorado. Ms. Reidy has earned the right to use the Chartered Financial Analyst designation.


BLAINE P. ROLLINS
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Adviser Growth Fund, which he has managed since its inception. Mr. Rollins is also Portfolio Manager of other Janus accounts. Mr. Rollins joined Janus Capital in 1990.
                   He holds a Bachelor of Science degree in Finance from the University of Colorado. Mr. Rollins has earned the right to use the Chartered Financial Analyst designation.

SCOTT W. SCHOELZEL
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Adviser Capital Appreciation Fund, which he has managed since its inception. Mr. Schoelzel is also Portfolio
                   Manager of other Janus accounts. Mr. Schoelzel joined
                   Janus Capital in January 1994. He holds a Bachelor of Arts degree in Business from Colorado College.

 70 Janus Adviser Series

RONALD V. SPEAKER
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Adviser Flexible Income Fund, which he has managed since its inception. Mr. Speaker is also Portfolio Manager of other Janus accounts. Mr. Speaker joined Janus Capital in 1986. He holds a Bachelor of Arts degree in Finance from the University of Colorado and he has earned the right to use the Chartered Financial Analyst designation.

J. ERIC THORDERSON
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Adviser Money Market Fund, which he has managed since
                   January 2001. Mr. Thorderson is also Portfolio Manager of other Janus accounts. He joined Janus Capital in May 1996 as a research analyst. He holds a Bachelor of Arts degree in Business Administration from Wayne State University and a Master of Business Administration degree from the University of Illinois. Mr. Thorderson has earned the right to use the Chartered Financial Analyst designation.

JASON P. YEE
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Adviser International Value Fund, which he has managed since its inception. Mr. Yee is also Portfolio Manager of other Janus accounts. He joined Janus Capital in July
                   1992, working as a research analyst until April 1996. From April 1996 to April 2000, Mr. Yee was a portfolio manager and managing director at Bee & Associates. He re-joined
                   Janus in April 2000 as a research analyst. He holds a Bachelor of Science in Mechanical Engineering from
                   Stanford University. Mr. Yee has earned the right to use the Chartered Financial Analyst designation.

                                                     Management of the Funds  71

JANUS ASSISTANT PORTFOLIO MANAGER



MINYOUNG SOHN

--------------------------------------------------------------------------------

                   is Assistant Portfolio Manager of Janus Adviser Growth and Income Fund. He joined Janus Capital in 1998 as a research analyst. Mr. Sohn holds a Bachelor's degree in Government and Economics from Dartmouth College. Mr. Sohn has earned the right to use the Chartered Financial Analyst designation.


INTECH PORTFOLIO MANAGERS


                   No one person of the investment team is primarily responsible for implementing the investment strategies of the Risk-Managed Funds. The team of investment professionals at INTECH work together to implement the mathematical portfolio management process. E. Robert Fernholz is Chief Investment Officer of INTECH. Dr. Fernholz joined INTECH in June of 1987, and was formerly Director of Research at Metropolitan Securities. He received his A.B. in Mathematics from Princeton University and his Ph.D. in Mathematics from Columbia University. He has held various academic positions in Mathematics and Statistics at Princeton University, City University of New York, Universidad de Buenos Aires and University of Washington. Dr. Fernholz published a paper in the May 1982 Journal of Finance that became the basis for INTECH's portfolio process. He has 21 years of investment experience.


 72 Janus Adviser Series

PERKINS PORTFOLIO MANAGERS


JEFF KAUTZ

--------------------------------------------------------------------------------

                   is Co-Manager of Janus Adviser Mid Cap Value Fund, which he has managed since its inception. Mr. Kautz has served as a research analyst for the value products of Perkins since October 1997. He has been a portfolio manager for Berger Mid Cap Value Fund since February 2002. Mr. Kautz has a Bachelor of Science Degree in Mechanical Engineering from the University of Illinois, and a Master of Business Administration in Finance from the University of Chicago. Mr. Kautz has earned the right to use the Chartered Financial Analyst designation.



ROBERT H. PERKINS

--------------------------------------------------------------------------------

                   is Co-Manager of Janus Adviser Mid Cap Value Fund, which he has managed since its inception. Robert Perkins has been a portfolio manager since 1970 and serves as President and a director of Perkins. He has been a portfolio manager for Berger Mid Cap Value Fund and Berger Small Cap Value Fund since 1998 and 1985, respectively. Mr. Perkins holds a Bachelor of Science Degree in Business from Miami University.


                                                     Management of the Funds  73

THOMAS M. PERKINS

--------------------------------------------------------------------------------

                   has been the lead Co-Manager of Janus Adviser Mid Cap Value Fund since its inception. Thomas Perkins has been a portfolio manager since 1974 and joined Perkins as a portfolio manager in 1998. He has been a portfolio manager for Berger Mid Cap Value Fund since its inception in 1998. Previously, he was a portfolio manager of valuation sensitive growth portfolios for Alliance Capital from 1984 to June 1998. As lead Co-Manager, Thomas Perkins is responsible for the daily decisions of Mid Cap Value Fund's security selection. Mr. Perkins holds a Bachelor of Arts Degree in History from Harvard University.


 74 Janus Adviser Series

               PERFORMANCE OF COMPARABLE ACCOUNTS



               The following chart shows the historical performance of the Perkins Mid Cap Value Equity Composite. The accounts in the Composite have investment objectives, policies and strategies that are substantially similar to those of the Janus Adviser Mid Cap Value Fund. As of December 31, 2002 the Perkins Mid Cap Value Equity Composite consisted of 10 advisory accounts. The performance shows the historical track record of Perkins and is not intended to imply how Janus Adviser Mid Cap Value Fund will perform. Total returns represent the performance of the Composite and not the Fund.



               Average annual total return for periods ended 12/31/02



                                                                                                     Since
                                                           1 Year   2 Years   3 Years   4 Years   Inception(1)
  Mid Cap Value Equity Composite(2)                        (12.97)    2.37     10.09     12.85       17.56
  Russell MidCap Value Index(3)                             (9.65)   (3.85)     3.29      2.43        5.39
  S&P MidCap Index(4)                                      (14.51)   (7.82)    (0.05)     3.45        9.46



(1) The inception date of the Composite was October 1, 1998. Total returns and expenses are not annualized for the first year of operations.


(2) The performance shown is after advisory fees and transaction costs charged to the accounts in the Composite have been deducted. The mutual funds in the Composite do not charge sales loads. Janus Adviser Mid Cap Value Fund's fees and expenses are generally expected to be higher than those reflected in the Composite, which would reduce performance. The accounts in the Composite other than mutual funds were not subject to the investment limitations, diversification requirements and other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code, which if imposed, could have adversely affected the Composite's performance. Except for the mutual fund accounts, the fees and expenses of the Composite do not include custody fees or other expenses normally paid by mutual funds, including Janus Adviser Mid Cap Value Fund. If these fees and expenses were included, returns would be lower.


(3) The Russell MidCap Value Index measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.


(4) The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.


                                                     Management of the Funds  75

               The following chart shows the historical performance of the INTECH Broad Large Cap Growth Composite and the INTECH Large Cap Growth Composite. The accounts in the Composites have investment objectives, policies and strategies that are substantially similar to those of Janus Adviser Risk-Managed Large Cap Growth Fund. The benchmark index of the INTECH Broad Large Cap Growth Composite and the Fund is the Russell 1000 Growth Index, while the benchmark of the Large Cap Growth Composite is the S&P 500/Barra Growth Index. Because the Russell indices were not available for the duration of this strategy, the returns for the INTECH Large Cap Growth Composite are shown to illustrate INTECH's investment style and demonstrate INTECH's ability to achieve its primary objective of outperforming the applicable benchmark index. While there has been a high correlation between the two indices, the Fund's performance is expected to more closely track the performance of the Russell 1000 Growth Index. Total returns represent the performance of the Composites and not the Fund.



               As of December 31, 2002, the INTECH Broad Large Cap Growth Composite consisted of 10 advisory accounts, and the INTECH Large Cap Growth Composite consisted of 33 advisory accounts. The performance shows the historical track record of INTECH and is not intended to imply how Janus Adviser Risk-Managed Large Cap Growth Fund will perform.



               Average annual total returns for periods ended 12/31/02



                                                                                        Since     Inception
                                                        1 Year   5 Years   10 Years   Inception    Date(1)
  INTECH Broad Large Cap Growth Composite(2)            (23.48)     N/A      N/A       (21.09)    10/31/2000
  Russell 1000 Growth Index(3)                          (27.88)     N/A      N/A       (29.16)    10/31/2000
  INTECH Large Cap Growth Composite(2)                  (15.83)    8.44      N/A        15.39     06/30/1993
  S&P 500/Barra Growth Index(4)                         (23.59)   (1.08)     N/A         9.57     06/30/1993



(1) Total returns and expenses are not annualized for the first year of operations.


(2) The performance shown is after advisory fees and transaction costs charged to the accounts in each Composite have been deducted. Janus Adviser Risk-Managed Large Cap Growth Fund's fees and expenses are generally expected to be higher than those reflected in the Composites, which would reduce performance. The accounts in the Composites were not subject to the investment limitations, diversification requirements and other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code, which, if imposed, could have adversely


 76 Janus Adviser Series
    affected the Composites' performance. The fees and expenses of the Composites do not include custody fees or other expenses normally paid by mutual funds, including Janus Adviser Risk-Managed Large Cap Growth Fund. If these fees and expenses were included, returns would be lower.


(3) The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.


(4) The S&P 500/Barra Growth Index is designed to differentiate between fast growing companies and slower growing or undervalued companies and includes those stocks in the S&P 500 Index that have higher price/book ratios. The S&P 500 Index is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.


                                                     Management of the Funds  77

               The following chart shows the historical performance of the INTECH High Alpha Core Composite and the INTECH Large Cap Core Composite. The accounts in the Composites have investment objectives, policies and strategies that are substantially similar to those of Janus Adviser Risk-Managed Large Cap Core Fund. The S&P 500 Index is the benchmark for the Fund and the Composites. The INTECH High Alpha Core Composite and the Fund have more aggressive investment parameters than the INTECH Large Cap Core Composite. Accordingly, their performance is expected to be more volatile relative to the benchmark index.



               As of December 31, 2002, the INTECH High Alpha Core Composite consisted of one advisory account, and the INTECH Large Cap Core Composite consisted of 16 advisory accounts. The performance shows the historical track record of INTECH and is not intended to imply how Janus Adviser Risk-Managed Large Cap Core Fund will perform. Total returns represent the performance of the Composites and not the Fund.



               Average annual total returns for periods ended 12/31/02



                                                                                  Since      Inception
                                               1 Year    5 Years    10 Years    Inception     Date(1)
  INTECH High Alpha Core Composite(2)          (18.10)      N/A        N/A       (15.60)     07/31/2001
  S&P 500 Index(3)                             (22.10)      N/A        N/A       (18.92)     07/31/2001
  INTECH Large Cap Core Composite(2)           (18.82)     2.60      10.56        10.83      06/30/1987
  S&P 500 Index(3)                             (22.10)    (0.59)      9.34         9.73      06/30/1987



(1) Total returns and expenses are not annualized for the first year of operations.


(2) The performance shown is after advisory fees and transaction costs charged to the accounts in each Composite have been deducted. Janus Adviser Risk-Managed Large Cap Core Fund's fees and expenses are generally expected to be higher than those reflected in the Composites, which would reduce performance. The accounts in the Composites were not subject to the investment limitations, diversification requirements and other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code, which, if imposed, could have adversely affected the Composites' performance. The fees and expenses of the Composites do not include custody fees or other expenses normally paid by mutual funds, including Janus Adviser Risk-Managed Large Cap Core Fund. If these fees and expenses were included, returns would be lower.


(3) The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.


 78 Janus Adviser Series

OTHER INFORMATION
--------------------------------------------------------------------------------

               CLASSES OF SHARES

               The Funds currently offer two classes of shares, Class I Shares and Class C Shares. The Shares are available only in connection with investments through retirement plans, brokers, bank trust departments, financial advisers and other financial intermediaries. Not all financial intermediaries offer both classes. IF YOUR FINANCIAL INTERMEDIARY OFFERS BOTH CLASS I SHARES AND CLASS C SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CLASS C SHARES HAVE HIGHER EXPENSES THAN CLASS I SHARES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. For more information about the difference between the two classes, please refer to "Choosing a Share Class" in the Shareholder's Guide of this Prospectus.

               ADMINISTRATIVE SERVICES FEE - CLASS I SHARES

               Janus Services LLC ("Janus Services"), the Trust's transfer agent, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class I Shares of each Fund for providing or procuring recordkeeping, subaccounting and other administrative services to investors in Class I Shares. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries for providing these services to their customers who invest in Class I Shares.

               DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

               CLASS I SHARES
               Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act (the "Class I Plan"), Class I Shares of the Funds may pay Janus Distributors LLC ("Janus Distributors"), the Trust's distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of Class I Shares of a Fund. Under the terms of the Class I Plan, the

                                                           Other information  79

               Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries, as compensation for distribution services performed by such entities for investors in Class I Shares. Because 12b-1 fees are paid out of the Funds' assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

               CLASS C SHARES
               Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act (the "Class C Plan"), Class C Shares may pay Janus Distributors, a fee at an annual rate of up to 1.00% of the average daily net assets of Class C Shares of a Fund. Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder account services. Janus Distributors has agreed to a waiver, which will reduce the amount of 12b-1 fees payable by Class C Shares of Money Market Fund from 1.00% to 0.25%. This waiver will continue at least until the next annual renewal of the Distribution Agreement between Janus Distributors and the Funds. All or a portion of such fees may be remitted to financial intermediaries who assist in the distribution of Class C Shares or who provide shareholder account services to existing Class C shareholders. Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain some or all fees payable under the Class C Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a
 80 Janus Adviser Series
               particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares. Because 12b-1 fees are paid out of the Funds' assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

               DISTRIBUTION OF THE FUNDS

               The Funds are distributed by Janus Distributors, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                           Other information  81

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

               To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute net income and any net capital gains realized on its investments at least annually. A Fund's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions. Distributions are made at the class level, so they may vary from class to class within a single Fund.

FUNDS OTHER THAN MONEY MARKET FUND

               DISTRIBUTION SCHEDULE


               Dividends for Growth and Income Fund and Balanced Fund are normally declared and distributed in March, June, September and December. Dividends for the other Equity Funds are normally declared and distributed in December. Dividends for Flexible Income Fund are normally declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. Capital gains are normally declared and distributed in December for all of the Funds.


               HOW DISTRIBUTIONS AFFECT NAV

               Distributions, other than daily income dividends, are paid to shareholders as of the record date of the distribution of a Fund, regardless of how long the shares have been held. Undistributed income and realized gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If a Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. Shareholders should be aware that distributions from a taxable

 82 Janus Adviser Series
               mutual fund are not value-enhancing and may create income tax obligations.

               "BUYING A DIVIDEND"

               If you purchase shares of a Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends.

               For your convenience, Fund distributions of dividends and capital gains are automatically reinvested in the Fund. To receive distributions in cash, contact your financial intermediary. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

MONEY MARKET FUND

               For Money Market Fund, dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month.

               For your convenience, Fund distributions of dividends and capital gains are automatically reinvested in the Fund. To receive distributions in cash, contact your financial intermediary. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

                                                     Distributions and taxes  83

TAXES

               As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

               The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Funds. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

               TAXES ON DISTRIBUTIONS

               Dividends and distributions of the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. Distributions may be taxable at different rates depending on the length of time a Fund holds a security. In certain states, a portion of the dividends and distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Your financial intermediary will provide this information to you. Account tax information will also be sent to the IRS.

               Income dividends or capital gains distributions made by a Fund purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan. Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

 84 Janus Adviser Series

               TAXATION OF THE FUNDS

               Dividends, interest and some gains received by the Funds on foreign securities may be subject to tax withholding or other foreign taxes. The Funds may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

               The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

                                                     Distributions and taxes  85

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------

               INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE FUNDS DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH RETIREMENT PLANS, BROKERS, BANK TRUST DEPARTMENTS, FINANCIAL ADVISERS OR OTHER FINANCIAL INTERMEDIARIES. CERTAIN FUNDS MAY NOT BE AVAILABLE THROUGH CERTAIN OF THESE INTERMEDIARIES AND NOT ALL FINANCIAL INTERMEDIARIES OFFER BOTH CLASSES OF SHARES. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, REDEEM OR EXCHANGE SHARES.

PRICING OF FUND SHARES


               Investments in Class I Shares will be duly processed at the NAV next calculated after an order is received in good order by a Fund or its agent, minus any applicable redemption fee taken from your redemption proceeds for transactions in the I Shares of Janus Adviser Risk-Managed Large Cap Growth Fund, Janus Adviser International Growth Fund, Janus Adviser International Value Fund, Janus Adviser Worldwide Fund and Janus Adviser Risk-Managed Large Cap Core Fund. The price you pay for Class C Shares is the public offering price, which is the NAV next determined after your order is received in good order by the Fund or its agent, plus an initial sales charge of 1.00% (1.01% of the amount invested). The initial sales charge may be waived under certain circumstances, as described in "Purchases - Sales Charge Waivers" below. Your financial intermediary may charge you a separate or additional fee for purchases of Shares.



               In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange any day that the NYSE is open. Securities of the Funds other than Money Market Fund are valued at market value or, if a market quotation is not readily available, or if events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time the NAV is determined, at their fair value determined in


 86 Janus Adviser Series
               good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.

               Because foreign securities markets may operate on days that are not business days in the United States, the value of a Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's Shares.

               Money Market Fund's securities are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity (or such other date as permitted by Rule 2a-7) of any discount or premium. If fluctuating interest rates cause the market value of the portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Trustees will consider whether any action, such as adjusting the share's NAV to reflect current market conditions, should be initiated to prevent any material dilutive effect on shareholders.

CHOOSING A SHARE CLASS

               The Funds have two classes of shares, Class I Shares and Class C Shares. Each class represents an interest in the same portfolio of investments. When choosing a share class, you should consult

                                                         Shareholder's guide  87
               your financial intermediary about which class is most suitable for you. In addition, you should consider the factors below:


                Class I Shares
                Initial sales charge             None
                Deferred sales charge (CDSC)     None
                Minimum initial investment       None
                Minimum aggregate account        $100,000(1)
                  balance
                Redemption fee                   1.00% on Shares of Risk-
                                                 Managed Large Cap Growth
                                                 Fund, International
                                                 Growth Fund,
                                                 International Value
                                                 Fund, Worldwide Fund and
                                                 Risk-Managed Large Cap
                                                 Core Fund redeemed
                                                 within 3 months or less
                                                 of purchase(2)


               (1) Per Fund per financial intermediary, unless waived.

               (2) May be waived under certain circumstances.


                Class C Shares
                Initial sales charge             1.00%(1)
                Deferred sales charge (CDSC)     1.00% if redeemed within
                                                 18 months of purchase(1)
                Minimum initial investment       $2,500
                Minimum aggregate account        None
                  balance

               (1) May be waived under certain circumstances.

PURCHASES

               Purchases of Shares may be made only through institutional channels such as retirement plans and financial intermediaries. Contact your financial intermediary or refer to your plan documents for information on how to invest in each Fund. Only certain financial intermediaries are authorized to receive purchase orders on the Funds' behalf.

               MINIMUM INVESTMENT REQUIREMENTS
               Financial intermediaries must maintain a $100,000 minimum aggregate account balance in Class I Shares of a Fund, except for defined contribution plans and broker wrap accounts. The minimum initial investment in Class C Shares of any Fund is

 88 Janus Adviser Series

               $2,500. Class C Shares of Money Market Fund are not available as an option for initial investments.

               CLASS C SHARES
               A 1.00% sales charge will apply to your purchase of Class C Shares of each of the Funds except Money Market Fund or unless the Sales Charge Waiver described below applies. Each Fund receives the entire net asset value of all its shares sold. Janus Distributors, each Fund's principal underwriter, retains the sales charge, which it then in turn re-allows to your financial intermediary. In addition, Janus Distributors may compensate your financial intermediary at the time of sale at an additional commission rate of 1.00% of the net asset value of the Class C Shares purchased. In total, at the time of purchase, your financial intermediary receives 2.00% of the net asset value of the Class C Shares purchased unless the financial intermediary has agreed to waive the 1.00% sales charge, in which case the financial intermediary will receive 1.00% of the net asset value of the Class C Shares purchased. Service providers to qualified plans will not receive either of these amounts if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.

               Class C Shares of Money Market Fund are only available for purchase only through an exchange of Class C Shares of another Fund. You may not purchase Class C Shares of Money Market Fund unless you are exchanging Class C Shares of another Fund. For more information, see "Exchanges" below.

               SALES CHARGE WAIVERS
               The 1.00% initial sales charge for purchases of Class C Shares will be waived on purchases of Class C Shares through financial intermediaries that have entered into an agreement with Janus Distributors that allows the waiver of the sales charge. In such cases, although the sales charge is waived, Janus Distributors will still compensate your financial intermediary at the time of sale at a commission rate of 1.00% of the net asset value of the Class C

                                                         Shareholder's guide  89

               Shares purchased (unless your financial intermediary is receiving 12b-1 fees prior to the 13th month after the initial investment of qualified plan assets in Class C Shares). You should determine if your financial intermediary has agreed to waive the 1.00% initial sales charge for Class C Shares before you purchase Class C Shares.

               The Funds are not intended for excessive trading or market timing. Excessive trading of Shares disrupts portfolio management and drives Fund expenses higher. Each Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. For example, purchase orders may be refused if a Fund would be unable to invest the money effectively in accordance with its investment policies or would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors. The Funds may also suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Funds' policy on market timing, see "Excessive Trading" below.

               Although there is no present intention to do so, the Funds may discontinue sales of either class of Shares if management and the Trustees believe that continued sales may adversely affect a Fund's ability to achieve its investment objective. If sales of a Fund's Shares are discontinued, it is expected that existing plan participants and other shareholders invested in that Fund would be permitted to continue to authorize investments in that Fund and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

EXCHANGES

               Contact your financial intermediary or consult your plan documents to exchange into other Funds in Janus Adviser Series. Be sure to read the prospectus of the Fund you are exchanging into. An exchange is a taxable transaction (except for qualified plan accounts).

 90 Janus Adviser Series

               - You may exchange Shares of a Fund only for Shares of the same class of another Fund in Janus Adviser Series offered through your financial intermediary or qualified plan.

               - You must meet the minimum investment amount for each Fund.


               - An exchange from Class I Shares of Risk-Managed Large Cap
                 Growth Fund, International Growth Fund, International Value Fund, Worldwide Fund and Risk-Managed Large Cap Core Fund may be subject to the Funds' 1.00% redemption fee. Certain intermediaries have agreed to charge the Funds' redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Funds'. However, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Funds'. This fee is paid to the Funds rather than Janus Capital, and is designed to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds' asset level and cash flow due to short-term trading. The redemption fee does not apply to any shares purchased through:
                 (1) certain employer-sponsored retirement plans; (2) certain broker wrap fee and other fee-based programs; (3) accounts where employees of Janus Capital or any of its subsidiaries are listed in the account registration; and (4) reinvested distributions (dividends and capital gains). Janus Capital reserves the right to waive the redemption fee in other circumstances at its discretion.


               - The exchange privilege is not intended as a vehicle for short-
                 term or excessive trading. The Funds do not permit frequent trading or market timing. Excessive exchanges of Shares disrupt portfolio management and drive Fund expenses higher. A Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

               CLASS C SHARES

               WAIVER OF ADDITIONAL SALES CHARGES
               Class C Shares received through an exchange of Class C Shares of another Fund will not be subject to an initial sales charge or the

                                                         Shareholder's guide  91
               contingent deferred sales charge ("CDSC") at the time of the exchange. The 1.00% CDSC applicable to redemptions within 18 months of purchase will continue to be measured on the Class C Shares received by exchange from the date of your original purchase. For more information about the CDSC, please see "Redemptions" below.

               MONEY MARKET FUND
               You may purchase Class C Shares of Money Market Fund only through an exchange from Class C Shares of another Fund. Class C Shares of Money Market Fund are not subject to an initial sales charge at the time of purchase. A CDSC will apply if you redeem your Class C Shares of Money Market Fund within 18 months of your original purchase of Class C Shares. For more information about the CDSC, please see "Redemptions" below.

REDEMPTIONS

               Redemptions, like purchases, may be effected only through retirement plans and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details.


               As discussed under "Exchanges," your intermediary may deduct a redemption fee of 1.00% from your Risk-Managed Large Cap Growth Fund, International Growth Fund, International Value Fund, Worldwide Fund and Risk-Managed Large Cap Core Fund Class I Shares redemption proceeds. Your shares will be sold at the NAV next calculated after your order is received in proper form, minus the redemption fee, if applicable.


               Shares of any Fund may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Fund or its agent. Redemption proceeds, less the CDSC for Class C Shares if applicable, will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

 92 Janus Adviser Series

               CLASS C SHARES
               The 1.00% CDSC will be deducted with respect to Class C Shares redeemed within 18 months of purchase, unless any of the following waivers apply. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class C Shares redeemed.

               CDSC WAIVERS
               The CDSC may be waived:

               - Upon the death or disability of the shareholder or plan
                 participant;

               - For retirement plans held through a financial intermediary that has entered into an agreement with Janus Distributors to waive CDSCs for retirement plans;

               - Upon the redemption of Class C Shares acquired through
                 reinvestment of Fund dividends or distributions;

               - If the distribution represents the increase in NAV above the total amount of payments for Class C Shares during the past 18 months; or

               - If the Fund chooses to liquidate or involuntarily redeem shares in your account.

               To keep the CDSC as low as possible, we will sell amounts representing Class C Shares in the following order:

               - Amounts representing Class C Shares you purchased with
                 reinvested dividends and distributions.

               - Amounts representing Class C Shares that represent the increase in NAV above the total amount of payments for Class C Shares during the past 18 months.

               - Amounts representing the cost of Class C Shares held beyond 18 months.

               Since Class C Shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you

                                                         Shareholder's guide  93
               avoid, or at least minimize, the CDSC. Having sold the exempt shares first, if there are any remaining Class C Shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of Class C Shares held for the longest period of time.

EXCESSIVE TRADING

               Frequent trading into and out of a Fund can disrupt portfolio investment strategies and increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs. The Funds are not intended for market timing or excessive trading. The Funds and their agents reserve the right to reject any purchase request (including exchange purchases if permitted by your financial intermediary) by any investor or group of investors indefinitely if they believe that any combination of trading activity in the account(s) is attributable to market timing or is otherwise excessive or potentially disruptive to the Fund. The Funds may refuse purchase orders (including exchange purchases) for any reason without prior notice, particularly orders that the Fund believes are made on behalf of market timers.

               The trading history of accounts under common ownership or control may be considered in enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Fund. Transactions accepted by your financial intermediary in violation of our excessive trading policy are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by your intermediary.

SHAREHOLDER COMMUNICATIONS

               Shareholders will receive annual and semiannual reports including the financial statements of the Funds that they have authorized for investment. Each report from their financial intermediaries will show the investments owned by each Fund and the market values thereof, as well as other information about the Funds and their operations. The Trust's fiscal year ends July 31.

 94 Janus Adviser Series

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


Class I Shares of Janus Adviser Series, which formerly had no class designation, commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Funds. For each Fund of Janus Adviser Series (except International Value Fund, Risk-Managed Large Cap Growth Fund, Risk-Managed Large Cap Core Fund and Mid Cap Value Fund), financial highlights are presented below for periods ending prior to August 1, 2000 for the Retirement Shares of the Predecessor Fund of Janus Aspen Series (from inception of the Retirement Shares for each period shown). Financial highlights are not presented for International Value Fund, Risk-Managed Large Cap Growth Fund, Risk-Managed Large Cap Core Fund or Mid Cap Value Fund prior to August 1, 2000 because such Funds commenced operations after August 1, 2000 and do not have a corresponding Predecessor Fund. Items 1 through 8 reflect financial results for a single Fund share. The information shown for the fiscal periods ended July 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with Janus Adviser Series' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI. Such report contains financial statements for Class I Shares only. The information shown for the fiscal period ended January 31, 2003 is unaudited. This information is included in the Semiannual Report, which is available upon request and incorporated by reference into the SAI. The Semiannual report contains financial statements for both Class I Shares and Class C Shares.



The total returns in the tables below represent the rate that an investor would have earned (or lost) on an investment in the Retirement Shares of each of the Predecessor Funds prior to August 1, 2000, and the rate the investor would have earned (or lost) on an investment in Class I Shares of Janus Adviser Series for the fiscal years ended July 31 of each period shown below, and for the six month fiscal period ended January 31, 2003 (assuming reinvestment of all dividends and distributions).


                                                        Financial highlights  95

CAPITAL APPRECIATION FUND - CLASS I
                                                                                                   Janus Aspen
                                          Janus Adviser Capital                         Capital Appreciation Portfolio -
                                            Appreciation Fund                                   Retirement Shares
----------------------------------------------------------------------------------------------------------------------------------
                                 Period ended                                  Period ended
                                 January 31,        Years ended July 31          July 31,            Periods ended December 31
                                     2003            2002          2001          2000(1)          1999         1998        1997(2)
  1.  NET ASSET VALUE,
      BEGINNING OF PERIOD            $18.75          $22.61        $31.32          $33.00         $19.86       $12.62      $10.00
      INCOME FROM INVESTMENT
      OPERATIONS:
  2.  Net investment income          (0.01)          (0.01)          0.25            0.09         (0.08)       (0.04)        0.12
  3.  Net gains or losses on
      securities (both realized
      and unrealized)                (1.06)          (3.80)        (8.79)          (1.66)          13.22         7.28        2.50
  4.  Total from investment
      operations                     (1.07)          (3.81)        (8.54)          (1.57)          13.14         7.24        2.62
      LESS DISTRIBUTIONS:
  5.  Dividends (from net
      investment income)             (0.01)          (0.05)        (0.17)          (0.10)             --           --          --
  6.  Distributions (from
      capital gains)                     --              --            --          (0.01)             --           --          --
  7.  Total distributions            (0.01)          (0.05)        (0.17)          (0.11)             --           --          --
  8.  NET ASSET VALUE, END OF
      PERIOD                         $17.67          $18.75        $22.61          $31.32         $33.00       $19.86      $12.62
  9.  Total return*                 (5.69%)        (16.86%)      (27.35%)         (4.74%)         66.16%       57.37%      26.20%
 10.  Net assets, end of period
      (in thousands)               $733,309        $587,271      $230,806        $118,394        $23,529          $20         $13
 11.  Average net assets for
      the period (in thousands)    $647,064        $512,270      $180,005         $65,965         $4,402          $15         $12
 12.  Ratio of gross expenses
      to average net
      assets**(3)                     1.18%           1.18%(4)      1.18%(4)        1.17%(5)       1.19%(5)     1.44%(5)    1.73%(5)
 13.  Ratio of net expenses to
      average net assets**(6)         1.18%           1.18%         1.18%           1.17%          1.19%        1.44%       1.73%
 14.  Ratio of net investment
      income to average net
      assets**                      (0.08%)           0.21%         1.04%           0.97%          0.23%      (0.25%)       1.55%
 15.  Portfolio turnover
      ratio**                           50%             62%           56%             13%            52%          91%        101%
----------------------------------------------------------------------------------------------------------------------------------


 * Total return not annualized for periods of less than one year. ** Annualized for periods of less than one full year.



 96 Janus Adviser Series

(1) January 1, 2000 to July 31, 2000.


(2) May 1, 1997 (inception) to December 31, 1997.

(3) The expense ratio reflects expenses prior to any expense offset arrangements.

(4) The ratio was 1.18% in the fiscal year ended July 31, 2002, and 1.26% in the fiscal year ended July 31, 2001 before waiver of certain fees and expense offsets incurred by Capital Appreciation Fund.


(5) The ratio was 1.18% in the fiscal period ended July 31, 2000; 1.28% in the fiscal year ended December 31, 1999; 1.49% in the fiscal year ended December 31, 1998; and 2.66% in the fiscal period ended December 31, 1997 before reduction of the management fees to the effective rate of Janus Olympus Fund until May 1, 1999, Janus Twenty Fund thereafter.

(6) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  97

GROWTH FUND - CLASS I                                                                               JANUS ASPEN
                                               Janus Adviser                                    Growth Portfolio -
                                                Growth Fund                                      Retirement Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                  Period ended                                  Period ended
                                  January 31,        Years ended July 31          July 31,            Periods ended December 31
                                      2003            2002          2001          2000(1)          1999         1998      1997(2)
  1.  NET ASSET VALUE, BEGINNING
      OF PERIOD                       $16.08          $23.14        $30.82          $33.63         $23.45       $18.46    $16.18
      INCOME FROM INVESTMENT
      OPERATIONS:
  2.  Net investment income           (0.03)              --            --          (0.02)           0.07       (0.03)      0.04
  3.  Net gains or losses on
      securities (both realized
      and unrealized)                 (1.11)          (7.06)        (7.68)          (0.22)          10.25         6.32      2.71
  4.  Total from investment
      operations                      (1.14)          (7.06)        (7.68)          (0.24)          10.32         6.29      2.75
      LESS DISTRIBUTIONS:
  5.  Dividends (from net
      investment income)                  --              --            --              --             --           --     (0.10)
  6.  Distributions (from
      capital gains)                      --              --            --          (2.57)         (0.14)       (1.30)     (0.37)
  7.  Total distributions                 --              --            --          (2.57)         (0.14)       (1.30)     (0.47)
  8.  NET ASSET VALUE, END OF
      PERIOD                          $14.94          $16.08        $23.14          $30.82         $33.63       $23.45    $18.46
  9.  Total return*                  (7.09%)        (30.51%)      (24.91%)         (0.64%)         44.12%       34.99%     17.22%
 10.  Net assets, end of period
      (in thousands)                $311,617        $283,413      $265,032        $189,318        $59,334          $18       $12
 11.  Average net assets for the
      period (in thousands)         $299,110        $323,098      $247,176        $127,737        $12,209          $13       $11
 12.  Ratio of gross expenses to
      average net assets**(3)          1.17%           1.18%(4)      1.17%(4)        1.17%(5)       1.17%(5)     1.18%(5)   1.20%(5)
 13.  Ratio of net expenses to
      average net assets**(6)          1.17%           1.17%         1.17%           1.17%          1.17%        1.18%      1.20%
 14.  Ratio of net investment
      income to average net
      assets**                       (0.46%)         (0.38%)       (0.04%)         (0.30%)        (0.25%)      (0.23%)      0.29%
 15.  Portfolio turnover ratio**         46%             41%           42%             46%            53%          73%       122%
-----------------------------------------------------------------------------------------------------------------------------------


 * Total return not annualized for periods of less than one year. ** Annualized for periods of less than one full year.



(1) January 1, 2000 to July 31, 2000.


(2) May 1, 1997 (inception) to December 31, 1997.

(3) The expense ratio reflects expenses prior to any expense offset arrangements.

(4) The ratio was 1.21% in the fiscal year ended July 31, 2002, and 1.23% in the fiscal year ended July 31, 2001 before waiver of certain fees and expense offsets incurred by Growth Fund.


 98 Janus Adviser Series

(5) The ratio was 1.17% in the fiscal period ended July 31, 2000; 1.19% in the fiscal year ended December 31, 1999; 1.25% in the fiscal year ended December 31, 1998; and 1.28% in the fiscal period ended December 31, 1997 before reduction of the management fees to the effective rate of Janus Fund.

(6) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  99

GROWTH AND INCOME FUND - CLASS I
                                                                                                      Janus Aspen
                                                       Janus Adviser                         Growth and Income Portfolio -
                                                   Growth and Income Fund                          Retirement Shares
------------------------------------------------------------------------------------------------------------------------------
                                         Period ended                                    Period ended         Periods ended
                                         January 31,         Years ended July 31           July 31,            December 31
                                             2003            2002           2001           2000(1)          1999       1998(2)
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                                 $12.49           $15.57         $19.28         $20.68         $11.94      $10.00
      INCOME FROM INVESTMENT
      OPERATIONS:
  2.  Net investment income                    0.03             0.02           0.07           0.02         (0.01)        0.01
  3.  Net gains (or losses) on
      securities (both realized and
      unrealized)                            (0.74)           (3.06)         (3.73)         (1.08)           8.75        1.93
  4.  Total from investment operations       (0.71)           (3.04)         (3.66)         (1.06)           8.74        1.94
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment
      income)                                (0.03)           (0.04)         (0.05)         (0.03)             --          --
  6.  Distributions (from capital
      gains)                                     --               --             --         (0.31)             --          --
  7.  Total distributions                    (0.03)           (0.04)         (0.05)         (0.34)             --          --
  8.  NET ASSET VALUE, END OF PERIOD         $11.75           $12.49         $15.57         $19.28         $20.68      $11.94
  9.  Total return*                         (5.69%)         (19.61%)       (18.93%)        (5.13%)         73.20%      19.40%
 10.  Net assets, end of period (in
      thousands)                           $235,226         $218,310        $34,608        $17,894         $6,982         $12
 11.  Average net assets for the period
      (in thousands)                       $228,642         $155,582        $22,767        $11,641         $1,826         $10
 12.  Ratio of gross expenses to
      average net assets**(3)                 1.22%            1.23%(4)       1.52%(4)       1.25%(5)       1.53%(5)    1.72%(5)
 13.  Ratio of net expenses to average
      net assets**(6)                         1.22%            1.22%          1.52%          1.24%          1.53%       1.72%
 14.  Ratio of net investment income to
      average net assets**                    0.54%            0.25%          0.52%          0.35%          0.11%       0.21%
 15.  Portfolio turnover ratio**                52%              40%            51%            27%            59%         62%
------------------------------------------------------------------------------------------------------------------------------


 * Total return not annualized for periods of less than one year. ** Annualized for periods of less than one full year.



(1) January 1, 2000 to July 31, 2000.


(2) May 1, 1998 (inception) to December 31, 1998.


(3) The expense ratio reflects expenses prior to any expense offset arrangements.


(4) The ratio was 1.23% in the fiscal year ended July 31, 2002, and 1.87% in the fiscal year ended July 31, 2001 before waiver of certain fees and expense offsets incurred by Growth and Income Fund.


(5) The ratio was 1.25% in the fiscal period ended July 31, 2000; 1.62% in the fiscal year ended December 31, 1999; and 3.53% in the fiscal period ended December 31, 1998 before reduction of the management fees to the effective rate of Janus Growth and Income Fund.


(6) The expense ratio reflects expenses after any expense offset arrangements.


 100 Janus Adviser Series

MID CAP GROWTH FUND+ - CLASS I
                                             Janus Adviser                                        Janus Aspen
                                               Aggressive                                Aggressive Growth Portfolio -
                                              Growth Fund                                      Retirement Shares
---------------------------------------------------------------------------------------------------------------------------------
                                Period ended                                  Period ended
                                January 31,        Years ended July 31          July 31,            Periods ended December 31
                                    2003            2002          2001          2000(1)          1999         1998        1997(2)
  1.  NET ASSET VALUE,
      BEGINNING OF PERIOD           $15.86          $24.70        $50.78          $58.91         $27.42       $20.49       $16.12
      INCOME FROM INVESTMENT
      OPERATIONS:
  2.  Net investment income         (0.04)              --            --          (0.17)           0.19       (0.12)       (0.06)
  3.  Net gains or losses on
      securities (both
      realized and unrealized)      (0.49)          (8.84)       (26.08)          (1.63)          32.70         7.05         4.43
  4.  Total from investment
      operations                    (0.53)          (8.84)       (26.08)          (1.80)          32.89         6.93         4.37
      LESS DISTRIBUTIONS:
  5.  Dividends (from net
      investment income)                --              --            --              --             --           --           --
  6.  Distributions (from
      capital gains)                    --              --            --          (6.33)         (1.40)           --           --
  7.  Total distributions               --              --            --          (6.33)         (1.40)           --           --
  8.  NET ASSET VALUE, END OF
      PERIOD                        $15.33          $15.86        $24.70          $50.78         $58.91       $27.42       $20.49
  9.  Total return*                (3.34%)        (35.79%)      (51.36%)         (3.17%)        124.34%       33.58%       27.11%
 10.  Net assets, end of
      period (in thousands)       $218,635        $240,642      $335,677        $302,466        $47,928          $17          $13
 11.  Average net assets for
      the period (in
      thousands)                  $231,156        $294,324      $351,618        $162,084         $9,786          $14          $11
 12.  Ratio of gross expenses
      to average net
      assets**(3)                    1.16%           1.17%(4)      1.16%(4)        1.17%(5)       1.19%(5)     1.26%(5)     1.32%(5)
 13.  Ratio of net expenses to
      average net assets**(6)        1.16%           1.16%         1.16%           1.17%          1.19%        1.26%        1.32%
 14.  Ratio of net investment
      income to average net
      assets**                     (0.52%)         (0.71%)       (0.64%)         (1.01%)        (1.00%)      (0.86%)      (0.62%)
 15.  Portfolio turnover
      ratio**                          56%             88%           79%             84%           105%         132%         130%
---------------------------------------------------------------------------------------------------------------------------------



 +  Formerly, Aggressive Growth Fund.

 * Total return not annualized for periods of less than one year. ** Annualized for periods of less than one full year.



(1) January 1, 2000 to July 31, 2000.


(2) May 1, 1997 (inception) to December 31, 1997.


(3) The expense ratio reflects expenses prior to any expense offset arrangements.


                                                       Financial highlights  101

(4) The ratio was 1.20% in the fiscal year ended July 31, 2002, and 1.23% in the fiscal year ended July 31, 2001 before waiver of certain fees and expense offsets incurred by Aggressive Growth Fund.


(5) The ratio was 1.17% in the fiscal period ended July 31, 2000; 1.19% in the fiscal year ended December 31, 1999; 1.29% in the fiscal year ended December 31, 1998; and 1.34% in the fiscal period ended December 31, 1997 before reduction of the management fees to the effective rate of Janus Enterprise Fund.


(6) The expense ratio reflects expenses after any expense offset arrangements.


 102 Janus Adviser Series

RISK-MANAGED LARGE CAP GROWTH FUND - CLASS I
                                                                    For the period ended
                                                                    January 31, 2003(1)
----------------------------------------------------------------------------------------
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                                (0.01)
  3.  Net gains (or losses) on securities (both realized and
      unrealized)                                                          (0.43)
  4.  Total from investment operations                                     (0.44)
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                                   --
  6.  Distributions (from capital gains)                                       --
  7.  Total distributions                                                      --
  8.  NET ASSET VALUE, END OF PERIOD                                        $9.56
  9.  Total return*                                                       (4.40%)
 10.  Net assets, end of period (in thousands)                             $3,585
 11.  Average net assets for the period (in thousands)                     $3,608
 12.  Ratio of gross expenses to average net assets**(2)                    1.75%
 13.  Ratio of net expenses to average net assets**(3)                      1.75%
 14.  Ratio of net investment income to average net assets**              (1.24%)
 15.  Portfolio turnover ratio**                                              47%
----------------------------------------------------------------------------------------



 * Total return not annualized for periods of less than one full year.


** Annualized for periods of less than one full year.


(1) Period January 2, 2003 (commencement of investment operations) through January 31, 2003.


(2) The expense ratio reflects expenses prior to any expense offset arrangements.


(3) The expense ratio reflects expenses after any expense offset arrangements.


                                                       Financial highlights  103

INTERNATIONAL GROWTH FUND+ - CLASS I
                                                                                                   Janus Aspen
                                                                                         International Growth Portfolio -
                                      Janus Adviser International Fund                          Retirement Shares
----------------------------------------------------------------------------------------------------------------------------------
                                  Period ended                                  Period ended
                                  January 31,        Years ended July 31          July 31,           Periods ended December 31
                                      2003            2002          2001          2000(1)          1999         1998       1997(2)
  1.  NET ASSET VALUE, BEGINNING
      OF PERIOD                       $19.50          $25.79        $36.85         $38.56          $21.27      $18.44      $16.80
      INCOME FROM INVESTMENT
      OPERATIONS:
  2.  Net investment income             0.01            0.04          0.21           0.42              --        0.05        0.04
  3.  Net gains or losses on
      securities (both realized
      and unrealized)                 (2.22)          (6.24)       (11.09)         (0.49)           17.30        3.07        1.73
  4.  Total from investment
      operations                      (2.21)          (6.20)       (10.88)         (0.07)           17.30        3.12        1.77
      LESS DISTRIBUTIONS:
  5.  Dividends (from net
      investment income)              (0.08)          (0.09)        (0.09)         (0.39)          (0.01)      (0.01)      (0.09)
  6.  Distributions (from
      capital gains)                      --              --        (0.09)         (1.25)              --      (0.28)      (0.04)
  7.  Total distributions             (0.08)          (0.09)        (0.18)         (1.64)          (0.01)      (0.29)      (0.13)
  8.  NET ASSET VALUE, END OF
      PERIOD                          $17.21          $19.50        $25.79         $36.85          $38.56      $21.27      $18.44
  9.  Total return*                 (11.39%)        (24.10%)      (29.62%)        (0.10%)          81.32%      16.86%      10.53%
 10.  Net assets, end of period
      (in thousands)                $465,472        $531,121      $430,299        $48,003         $16,986         $17         $11
 11.  Average net assets for the
      period (in thousands)         $501,871        $531,737      $284,760        $33,338          $3,738         $13         $11
 12.  Ratio of gross expenses to
      average net assets**(3)          1.24%           1.25%(4)      1.24%(4)       1.22%(5)        1.25%(5)    1.35%(5)    1.45%(5)
 13.  Ratio of net expenses to
      average net assets**             1.24%           1.24%         1.24%          1.22%           1.24%       1.35%       1.45%
 14.  Ratio of net investment
      income to average net
      assets**                         0.11%           0.37%         0.95%          2.58%         (0.29%)       0.26%       0.26%
 15.  Portfolio turnover ratio**         68%             72%           66%            52%             80%         93%         86%
----------------------------------------------------------------------------------------------------------------------------------



 +  Formerly, International Fund.

 * Total return not annualized for periods of less than one year. ** Annualized for periods of less than one full year.



(1) January 1, 2000 to July 31, 2000.


(2) May 1, 1997 (inception) to December 31, 1997.


(3) The expense ratio reflects expenses prior to any expense offset arrangements.


(4) The ratio was 1.26% in the fiscal year ended July 31, 2002, and 1.31% in the fiscal year ended July 31, 2001 before waiver of certain fees and expenses offsets incurred by International Fund.


 104 Janus Adviser Series

(5) The ratio was 1.22% in the fiscal period ended July 31, 2000; 1.32% in the fiscal year ended December 31, 1999; 1.44% in the fiscal year ended December 31, 1998; and 1.57% in the fiscal period ended December 31, 1997 before reduction of the management fees to the effective rate of Janus Overseas Fund.


(6) The expense ratio reflects expenses after any expense offset arrangements.


                                                       Financial highlights  105

INTERNATIONAL VALUE FUND+ - CLASS I
----------------------------------------------------------------------------------------------------
                                                                                Year or Period ended
                                                            Period ended              July 31
                                                          January 31, 2003       2002        2001(1)
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                       $9.50            $9.82       $10.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                     (0.04)               --         0.01
  3.  Net gains or losses on securities (both realized
      and unrealized)                                           (1.34)           (0.31)       (0.19)
  4.  Total from investment operations                          (1.38)           (0.31)       (0.18)
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                        --           (0.01)           --
  6.  Distributions (from capital gains)                            --               --           --
  7.  Total distributions                                           --           (0.01)           --
  8.  NET ASSET VALUE, END OF PERIOD                             $8.12            $9.50        $9.82
  9.  Total return*                                           (14.53%)          (3.24%)      (1.70%)
 10.  Net assets, end of period (in thousands)                  $2,048           $2,669       $1,981
 11.  Average net assets for the period (in thousands)          $2,272           $2,426       $1,974
 12.  Ratio of gross expenses to average net assets**(2)         1.75%            1.75%(3)     1.75%(3)
 13.  Ratio of net expenses to average net assets**(4)           1.75%            1.75%        1.75%
 14.  Ratio of net investment income to average net
      assets**                                                 (0.80%)          (0.24%)        0.50%
 15.  Portfolio turnover ratio**                                  123%              59%           0%
----------------------------------------------------------------------------------------------------


 +  Formerly, Global Value Fund.
 * Total return not annualized for periods of less than one year. ** Annualized for periods of less than one full year.



(1) May 1, 2001 (inception) to July 31, 2001.


(2) The expense ratio reflects expenses prior to any expense offset arrangements.


(3) The ratio was 3.43% in the fiscal year ended July 31, 2002, and 10.35% in the fiscal period ended July 31, 2001 before waiver of certain fees and expense offsets incurred by International Value Fund.


(4) The expense ratio reflects expenses after any expense offset arrangements.


 106 Janus Adviser Series

WORLDWIDE FUND - CLASS I
                                                                                                  Janus Aspen
                                                                                          Worldwide Growth Portfolio -
                                     Janus Adviser Worldwide Fund                              Retirement Shares
----------------------------------------------------------------------------------------------------------------------------------
                              Period ended                                    Period ended
                              January 31,         Years ended July 31           July 31,            Periods ended December 31
                                  2003             2002           2001          2000(1)           1999         1998        1997(2)
  1.  NET ASSET VALUE,
      BEGINNING OF PERIOD          $23.20           $31.27        $43.67          $47.56          $29.06       $23.36      $20.72
      INCOME FROM INVESTMENT
      OPERATIONS:
  2.  Net investment income          0.03             0.05          0.27            0.03          (0.04)         0.02        0.14
  3.  Net gains or losses on
      securities (both
      realized and
      unrealized)                  (2.53)           (8.08)       (12.44)          (0.26)           18.54         6.57        2.80
  4.  Total from investment
      operations                   (2.50)           (8.03)       (12.17)          (0.23)           18.50         6.59        2.94
      LESS DISTRIBUTIONS:
  5.  Dividends (from net
      investment income)           (0.09)           (0.04)        (0.23)              --              --       (0.02)      (0.14)
  6.  Distributions (from
      capital gains)                   --               --            --          (3.66)              --       (0.87)      (0.16)
  7.  Total distributions          (0.09)           (0.04)        (0.23)          (3.66)              --       (0.89)      (0.30)
  8.  NET ASSET VALUE, END
      OF PERIOD                    $20.61           $23.20        $31.27          $43.67          $47.56       $29.06      $23.36
  9.  Total return*              (10.85%)         (25.73%)      (27.93%)         (0.42%)          63.66%       28.25%      14.22%
 10.  Net assets, end of
      period (in thousands)    $1,010,483       $1,059,083      $949,967        $409,780        $174,399       $5,837        $403
 11.  Average net assets for
      the period (in
      thousands)               $1,073,963       $1,072,786      $696,848        $316,174         $49,424       $1,742         $11
 12.  Ratio of gross
      expenses to average
      net assets**(3)               1.21%            1.21%(4)      1.20%(4)        1.20%(5)        1.21%(5)     1.22%(5)    1.26%(5)
 13.  Ratio of net expenses
      to average net
      assets**(6)                   1.21%            1.20%         1.20%           1.20%           1.21%        1.22%       1.26%
 14.  Ratio of net
      investment income to
      average net assets**          0.33%            0.27%         0.66%           0.00%         (0.34%)      (0.02%)       0.16%
 15.  Portfolio turnover
      ratio**                         73%              76%           72%             47%             67%          77%         80%
----------------------------------------------------------------------------------------------------------------------------------


 * Total return not annualized for periods of less than one year. ** Annualized for periods of less than one full year.



(1) January 1, 2000 to July 31, 2000.


(2) May 1, 1997 (inception) to December 31, 1997.


(3) The expense ratio reflects expenses prior to any expense offset arrangements.


(4) The ratio was 1.21% in the fiscal year ended July 31, 2002, and 1.25% in the fiscal year ended July 31, 2001 before waiver of certain fees and expense offsets incurred by Worldwide Fund.


                                                       Financial highlights  107

(5) The ratio was 1.20% in the fiscal period ended July 31, 2000; 1.21% in the fiscal year ended December 31, 1999; 1.32% in the fiscal year ended December 31, 1998; and 1.32% in the fiscal period ended December 31, 1997 before reduction of the management fees to the effective rate of Janus Worldwide Fund.


(6) The expense ratio reflects expenses after any expense offset arrangements.


 108 Janus Adviser Series

BALANCED FUND - CLASS I
                                                                                                   Janus Aspen
                                              Janus Adviser                                   Balanced Portfolio -
                                              Balanced Fund                                     Retirement Shares
----------------------------------------------------------------------------------------------------------------------------------
                                 Period ended                                  Period ended
                                 January 31,        Years ended July 31          July 31,            Periods ended December 31
                                     2003            2002          2001          2000(1)          1999         1998        1997(2)
  1.  NET ASSET VALUE,
      BEGINNING OF PERIOD            $21.38          $23.45        $25.14          $28.04         $22.59       $17.47      $15.38
      INCOME FROM INVESTMENT
      OPERATIONS:
  2.  Net investment income            0.19            0.43          0.53            0.28           0.46         0.21        0.27
  3.  Net gains or losses on
      securities (both realized
      and unrealized)                (0.64)          (2.05)        (1.76)          (0.52)           5.41         5.58        2.30
  4.  Total from investment
      operations                     (0.45)          (1.62)        (1.23)          (0.24)           5.87         5.79        2.57
      LESS DISTRIBUTIONS:
  5.  Dividends (from net
      investment income)             (0.20)          (0.45)        (0.46)          (0.33)         (0.42)       (0.18)      (0.30)
  6.  Distributions (from
      capital gains)                     --              --            --          (2.33)             --       (0.49)      (0.18)
  7.  Total distributions            (0.20)          (0.45)        (0.46)          (2.66)         (0.42)       (0.67)      (0.48)
  8.  NET ASSET VALUE, END OF
      PERIOD                         $20.73          $21.38        $23.45          $25.14         $28.04       $22.59      $17.47
  9.  Total return*                 (2.09%)         (6.97%)       (4.92%)         (0.86%)         26.13%       33.59%      16.92%
 10.  Net assets, end of period
      (in thousands)               $799,449        $749,601      $530,639        $140,179        $53,598      $17,262         $12
 11.  Average net assets for
      the period (in thousands)    $753,770        $682,559      $336,439         $96,509        $28,498       $3,650         $11
 12.  Ratio of gross expenses
      to average net
      assets**(3)                     1.17%           1.17%(4)      1.17%(4)        1.17%(5)       1.19%(5)     1.24%(5)    1.32%(5)
 13.  Ratio of net expenses to
      average net assets**(6)         1.17%           1.17%         1.17%           1.17%          1.19%        1.24%       1.32%
 14.  Ratio of net investment
      income to average net
      assets**                        1.79%           1.98%         2.52%           2.67%          2.36%        2.04%       2.38%
 15.  Portfolio turnover
      ratio**                           65%             85%          129%             59%            92%          70%        139%
----------------------------------------------------------------------------------------------------------------------------------


 * Total return not annualized for periods of less than one year. ** Annualized for periods of less than one full year.



(1) January 1, 2000 to July 31, 2000.


(2) May 1, 1997 (inception) to December 31, 1997.


(3) The expense ratio reflects expenses prior to any expense offset arrangements.


                                                       Financial highlights  109

(4) The ratio was 1.19% in the fiscal year ended July 31, 2002, and 1.22% in the fiscal year ended July 31, 2001 before waiver of certain fees and expense offsets incurred by Balanced Fund.


(5) The ratio was 1.17% in the fiscal period ended July 31, 2000; 1.19% in the fiscal year ended December 31, 1999; 1.26% in the fiscal year ended December 31, 1998; and 1.33% in the fiscal period ended December 31, 1997 before reduction of the management fees to the effective rate of Janus Balanced Fund.


(6) The expense ratio reflects expenses after any expense offset arrangements.


 110 Janus Adviser Series

CORE EQUITY FUND - CLASS I
                                                                                                   Janus Aspen
                                              Janus Adviser                                 Equity Income Portfolio -
                                             Core Equity Fund                                   Retirement Shares
----------------------------------------------------------------------------------------------------------------------------------
                                 Period ended                                  Period ended
                                 January 31,        Years ended July 31          July 31,            Periods ended December 31
                                     2003            2002          2001          2000(1)          1999         1998        1997(2)
  1.  NET ASSET VALUE,
      BEGINNING OF PERIOD            $13.92          $17.02        $19.99         $27.07          $19.28       $13.42      $10.00
      INCOME FROM INVESTMENT
      OPERATIONS:
  2.  Net investment income          (0.01)              --          0.03         (0.03)            0.03       (0.05)        0.01
  3.  Net gains (or losses) on
      securities (both realized
      and unrealized)                (0.84)          (3.10)        (2.77)         (0.88)            7.85         6.12        3.41
  4.  Total from investment
      operations                     (0.85)          (3.10)        (2.74)         (0.91)            7.88         6.07        3.42
      LESS DISTRIBUTIONS:
  5.  Dividends (from net
      investment income)                 --              --        (0.03)             --              --           --          --
  6.  Distributions (from
      capital gains)                     --              --        (0.20)         (6.17)          (0.09)       (0.21)          --
  7.  Total distributions                --              --        (0.23)         (6.17)          (0.09)       (0.21)          --
  8.  NET ASSET VALUE, END OF
      PERIOD                         $13.07          $13.92        $17.02         $19.99          $27.07       $19.28      $13.42
  9.  Total return*                 (6.11%)        (18.21%)      (13.80%)        (3.34%)          40.94%       45.55%      34.20%
 10.  Net assets, end of period
      (in thousands)                $24,932         $16,101        $7,134         $1,369            $464          $20         $13
 11.  Average net assets for
      the period (in thousands)     $19,671         $12,869        $3,985         $1,264            $128          $16         $12
 12.  Ratio of gross expenses
      to average net
      assets**(3)                     1.72%           1.70%(4)      1.75%(4)       1.76%(5)        1.78%(5)     1.75%(5)    1.74%(5)
 13.  Ratio of net expenses to
      average net assets**(6)         1.72%           1.68%         1.75%          1.76%           1.77%        1.75%       1.74%
 14.  Ratio of net investment
      income to average net
      assets**                      (0.15%)         (0.16%)         0.02%        (0.30%)         (0.04%)      (0.33%)       0.07%
 15.  Portfolio turnover
      ratio**                           72%             97%          108%            86%            114%          79%        128%
----------------------------------------------------------------------------------------------------------------------------------


 * Total return not annualized for periods of less than one year. ** Annualized for periods of less than one full year.



(1) January 1, 2000 to July 31, 2000.


(2) May 1, 1997 (inception) to December 31, 1997.


(3) The expense ratio reflects expenses prior to any expense offset arrangements.


(4) The ratio was 1.70% in the fiscal year ended July 31, 2002, and 5.06% in the fiscal year ended July 31, 2001 before waiver of certain fees and expense offsets incurred by Core Equity Fund.


                                                       Financial highlights  111

(5) The ratio was 2.07% in the fiscal period ended July 31, 2000; 1.91% in the fiscal year ended December 31, 1999; 2.36% in the fiscal year ended December 31, 1998; and 6.19% in the fiscal period ended December 31, 1997 before fee waiver and reduction of the management fees to the effective rate of Janus Equity Income Fund.


(6) The expense ratio reflects expenses after any expense offset arrangements.


 112 Janus Adviser Series

RISK-MANAGED LARGE CAP CORE FUND - CLASS I
                                                                    For the period ended
                                                                    January 31, 2003(1)
----------------------------------------------------------------------------------------
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                                    --
  3.  Net gains (or losses) on securities (both realized and
      unrealized)                                                            0.45
  4.  Total from investment operations                                       0.45
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                                   --
  6.  Distributions (from capital gains)                                       --
  7.  Total distributions                                                      --
  8.  NET ASSET VALUE, END OF PERIOD                                        $9.55
  9.  Total return*                                                       (4.50%)
 10.  Net assets, end of period (in thousands)                             $3,581
 11.  Average net assets for the period (in thousands)                     $3,610
 12.  Ratio of gross expenses to average net assets**(2)                    1.75%
 13.  Ratio of net expenses to average net assets**(3)                      1.75%
 14.  Ratio of net investment income to average net assets**              (0.55%)
 15.  Portfolio turnover ratio**                                              50%
----------------------------------------------------------------------------------------



 * Total return not annualized for periods of less than one full year.


** Annualized for periods of less than one full year.


(1) Period January 2, 2003 (commencement of investment operations) through January 31, 2003.


(2) The expense ratio reflects expenses prior to any expense offset arrangements.


(3) The expense ratio reflects expenses after any expense offset arrangements.


                                                       Financial highlights  113

MID CAP VALUE FUND - CLASS I
                                                                    For the period ended
                                                                    January 31, 2003(1)
----------------------------------------------------------------------------------------
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                                (0.01)
  3.  Net gains (or losses) on securities (both realized and
      unrealized)                                                          (0.44)
  4.  Total from investment operations                                     (0.45)
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                                   --
  6.  Distributions (from capital gains)                                       --
  7.  Total distributions                                                      --
  8.  NET ASSET VALUE, END OF PERIOD                                        $9.55
  9.  Total return*                                                       (4.50%)
 10.  Net assets, end of period (in thousands)                               $253
 11.  Average net assets for the period (in thousands)                       $253
 12.  Ratio of gross expenses to average net assets**(2)                    1.75%
 13.  Ratio of net expenses to average net assets**(3)                      1.75%
 14.  Ratio of net investment income to average net assets**              (0.81%)
 15.  Portfolio turnover ratio**                                               6%
----------------------------------------------------------------------------------------



 * Total return not annualized for periods of less than one full year.


** Annualized for periods of less than one full year.


(1) Period December 31, 2002 (inception) to January 31, 2003.


(2) The expense ratio reflects expenses prior to any expense offset arrangements.

(3) The expense ratio reflects expenses after any expense offset arrangements.



 114 Janus Adviser Series

FLEXIBLE INCOME FUND - CLASS I
                                                                                                Janus Aspen
                                        Janus Adviser Flexible                          Flexible Income Portfolio -
                                             Income Fund                                     Retirement Shares
--------------------------------------------------------------------------------------------------------------------------------
                                Period ended                                Period ended
                                January 31,       Years ended July 31         July 31,            Periods ended December 31
                                    2003           2002         2001          2000(1)           1999         1998        1997(2)
  1.  NET ASSET VALUE,
      BEGINNING OF PERIOD          $11.97          $11.91       $11.42          $11.72          $12.05       $11.77      $11.41
      INCOME FROM INVESTMENT
      OPERATIONS:
  2.  Net investment income          0.24            0.55         0.66            0.47            0.37         0.73        0.50
  3.  Net gains or losses on
      securities (both
      realized and unrealized)       0.44            0.09         0.49          (0.31)          (0.27)         0.27        0.58
  4.  Total from investment
      operations                     0.68            0.64         1.15            0.16            0.10         1.00        1.08
      LESS DISTRIBUTIONS:
  5.  Dividends (from net
      investment income)           (0.24)          (0.55)       (0.66)          (0.46)          (0.36)       (0.61)      (0.61)
  6.  Distributions (from
      capital gains)                   --          (0.03)           --              --          (0.07)       (0.11)      (0.11)
  7.  Total distributions          (0.24)          (0.58)       (0.66)          (0.46)          (0.43)       (0.72)      (0.72)
  8.  NET ASSET VALUE, END OF
      PERIOD                       $12.41          $11.97       $11.91          $11.42          $11.72       $12.05      $11.77
  9.  Total return*                 5.70%           5.53%       10.34%           1.37%           0.90%        8.58%       9.73%
 10.  Net assets, end of
      period (in thousands)       $79,697         $50,501       $6,159            $810            $842          $12         $11
 11.  Average net assets for
      the period (in
      thousands)                  $64,257         $32,199       $2,710            $817            $250          $11         $10
 12.  Ratio of gross expenses
      to average net
      assets**(3)                   1.21%           1.21%(4)     1.20%(4)        1.28%(5)        1.20%(5)     1.24%(5)    1.23%(5)
 13.  Ratio of net expenses to
      average net assets**(6)       1.21%           1.20%        1.20%           1.28%           1.20%        1.23%       1.23%
 14.  Ratio of net investment
      income to average net
      assets**                      3.81%           4.60%        5.47%           6.74%           6.80%        5.92%       6.39%
 15.  Portfolio turnover
      ratio**                        181%            382%         413%            183%            116%         145%        119%
--------------------------------------------------------------------------------------------------------------------------------


 * Total return not annualized for periods of less than one year. ** Annualized for periods of less than one full year.



(1) January 1, 2000 to July 31, 2000.


(2) May 1, 1997 (inception) to December 31, 1997.


(3) The expense ratio reflects expenses prior to any expense offset arrangements.


(4) The ratio was 1.41% in the fiscal year ended July 31, 2002, and 6.59% in the fiscal year ended July 31, 2001 before waiver of certain fees incurred by Flexible Income Fund.


                                                       Financial highlights  115

(5) The ratio was 1.28% in the fiscal period ended July 31, 2000; 1.20% in the fiscal year ended December 31, 1999; 1.24% in the fiscal year ended December 31, 1998; and 1.23% in the fiscal period ended December 31, 1997 before waiver of certain fees incurred by Janus Aspen Flexible Income Portfolio.


(6) The expense ratio reflects expenses after any expense offset arrangements.


 116 Janus Adviser Series

MONEY MARKET FUND - CLASS I
                                                                                                  Janus Aspen
                                                                                            Money Market Portfolio -
                                       Janus Adviser Money Market Fund                         Retirement Shares
--------------------------------------------------------------------------------------------------------------------------------
                                    Period ended                                Period ended              Periods ended
                                    January 31,       Years ended July 31         July 31,                 December 31
                                        2003           2002         2001          2000(1)          1999       1998       1997(2)
  1.  NET ASSET VALUE, BEGINNING
      OF PERIOD                         $1.00           $1.00        $1.00          $1.00          $1.00      $1.00       $1.00
      INCOME FROM INVESTMENT
      OPERATIONS:
  2.  Net investment income                --            0.02         0.05           0.03           0.04       0.05        0.03
  3.  Net gains or losses on
      securities (both realized
      and unrealized)                      --              --           --             --             --         --          --
  4.  Total from investment
      operations                           --            0.02         0.05           0.03           0.04       0.05        0.03
      LESS DISTRIBUTIONS:
  5.  Dividends (from net
      investment income)                   --          (0.02)       (0.05)         (0.03)         (0.04)      (0.05)     (0.03)
  6.  Distributions (from capital
      gains)                               --              --           --             --             --         --          --
  7.  Total distributions                  --          (0.02)       (0.05)         (0.03)         (0.04)      (0.05)     (0.03)
  8.  NET ASSET VALUE, END OF
      PERIOD                            $1.00           $1.00        $1.00          $1.00          $1.00      $1.00       $1.00
  9.  Total return*                     0.44%           1.59%        4.99%          3.17%          4.45%      4.85%       3.13%
 10.  Net assets, end of period
      (in thousands)                  $23,495         $22,646      $15,765         $6,684         $1,153        $11         $10
 11.  Average net assets for the
      period (in thousands)           $23,114         $22,544      $10,244         $4,775           $150        $10         $10
 12.  Ratio of gross expenses to
      average net assets**(3)           0.86%           0.86%(4)     0.86%(4)       0.90%(5)       0.86%(5)   0.84%(5)    1.00%(5)
 13.  Ratio of net expenses to
      average net assets**              0.86%           0.86%        0.86%          0.90%          0.86%      0.84%       1.00%
 14.  Ratio of net investment
      income to average net
      assets**                          0.87%           1.50%        4.68%          5.57%          5.18%      4.74%       4.66%
--------------------------------------------------------------------------------------------------------------------------------


 * Total return not annualized for periods of less than one year. ** Annualized for periods of less than one full year.



(1) January 1, 2000 to July 31, 2000.


(2) May 1, 1997 (inception) to December 31, 1997.


(3) The expense ratio reflects expenses prior to any expense offset arrangements.


(4) The ratio was 0.97% in the fiscal year ended July 31, 2002, and 1.83% in the fiscal year ended July 31, 2001 before waiver of certain fees and expense offsets incurred by Money Market Fund.


(5) The ratio was 0.90% in the fiscal period ended July 31, 2000; 0.86% in the fiscal year ended December 31, 1999; 0.84% in the fiscal year ended December 31, 1998; and 1.10% in the fiscal period ended December 31, 1997 before waiver of certain fees incurred by Janus Aspen Money Market Portfolio.


(6) The expense ratio reflects expenses after any expense offset arrangements.


                                                       Financial highlights  117

               The total returns in the tables below represent the rate an investor would have earned (or lost) on an investment in Class C Shares of Janus Adviser Series for the fiscal period ended January 31, 2003 (assuming reinvestment of all dividends and distributions) Class C Shares first became available on September 30, 2002. The information shown is unaudited. This information is included in the Semiannual Report, which is available upon request and incorporated by reference into the SAI.



CAPITAL APPRECIATION FUND - CLASS C
                                                                    For the period ended
                                                                    January 31, 2003(1)
----------------------------------------------------------------------------------------
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                                 $18.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                                (0.03)
  3.  Net gains (or losses) on securities (both realized and
      unrealized)                                                          (0.13)
  4.  Total from investment operations                                     (0.16)
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                                   --
  6.  Distributions (from capital gains)                                       --
  7.  Total distributions                                                      --
  8.  NET ASSET VALUE, END OF PERIOD                                       $17.84
  9.  Total return*                                                       (0.89%)
 10.  Net assets, end of period (in thousands)                            $15,966
 11.  Average net assets for the period (in thousands)                     $7,656
 12.  Ratio of gross expenses to average net assets**(2)                    1.71%(3)
 13.  Ratio of net expenses to average net assets**(4)                      1.71%
 14.  Ratio of net investment income to average net assets**              (0.88%)
 15.  Portfolio turnover ratio**                                              50%
----------------------------------------------------------------------------------------



 * Total return not annualized for periods of less than one full year.


**  Annualized for periods of less than one full year.


(1) Period September 30, 2002 (inception) to January 31, 2003.


(2) The expense ratio reflects expenses prior to any expense offset arrangements.


(3) The ratio was 1.72% in the fiscal period ended January 31, 2003 before waiver of certain fees and expense offsets incurred by Capital Appreciation Fund.


(4) The expense ratio reflects expenses after any expense offset arrangements.


 118 Janus Adviser Series

GROWTH FUND - CLASS C
                                                                    For the period ended
                                                                    January 31, 2003(1)
----------------------------------------------------------------------------------------
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                                 $15.28
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                                (0.02)
  3.  Net gains (or losses) on securities (both realized and
      unrealized)                                                          (0.06)
  4.  Total from investment operations                                     (0.08)
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                                   --
  6.  Distributions (from capital gains)                                       --
  7.  Total distributions                                                      --
  8.  NET ASSET VALUE, END OF PERIOD                                       $15.20
  9.  Total return*                                                       (0.52%)
 10.  Net assets, end of period (in thousands)                             $1,517
 11.  Average net assets for the period (in thousands)                       $717
 12.  Ratio of gross expenses to average net assets**(2)                 1.69%(3)
 13.  Ratio of net expenses to average net assets**(4)                      1.69%
 14.  Ratio of net investment income to average net assets**              (0.92%)
 15.  Portfolio turnover ratio**                                              46%
----------------------------------------------------------------------------------------



 * Total return not annualized for periods of less than one full year.


**  Annualized for periods of less than one full year.


(1) Period September 30, 2002 (inception) to January 31, 2003.


(2) The expense ratio reflects expenses prior to any expense offset arrangements.


(3) The ratio was 1.74% in the fiscal period ended January 31, 2003 before waiver of certain fees and expense offsets incurred by Growth Fund.


(4) The expense ratio reflects expenses after any expense offset arrangements.


                                                       Financial highlights  119

GROWTH AND INCOME FUND - CLASS C
                                                                    For the period ended
                                                                    January 31, 2003(1)
----------------------------------------------------------------------------------------
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                                 $11.57
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                                    --
  3.  Net gains (or losses) on securities (both realized and
      unrealized)                                                            0.31
  4.  Total from investment operations                                       0.31
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                                   --
  6.  Distributions (from capital gains)                                       --
  7.  Total distributions                                                      --
  8.  NET ASSET VALUE, END OF PERIOD                                       $11.88
  9.  Total return*                                                         2.68%
 10.  Net assets, end of period (in thousands)                             $4,462
 11.  Average net assets for the period (in thousands)                     $2,338
 12.  Ratio of gross expenses to average net assets**(2)                    1.46%(3)
 13.  Ratio of net expenses to average net assets**(4)                      1.46%
 14.  Ratio of net investment income to average net assets**                0.05%
 15.  Portfolio turnover ratio**                                              52%
----------------------------------------------------------------------------------------



 * Total return not annualized for periods of less than one full year.


**  Annualized for periods of less than one full year.


(1) Period September 30, 2002 (inception) to January 31, 2003.


(2) The expense ratio reflects expenses prior to any expense offset arrangements.


(3) The ratio was 1.75% in the fiscal period ended January 31, 2003 before waiver of certain fees and expense offsets incurred by Growth and Income Fund.


(4) The expense ratio reflects expenses after any expense offset arrangements.


 120 Janus Adviser Series

MID CAP GROWTH FUND+ - CLASS C
                                                                    For the period ended
                                                                    January 31, 2003(1)
----------------------------------------------------------------------------------------
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                                 $15.27
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                                (0.03)
  3.  Net gains (or losses) on securities (both realized and
      unrealized)                                                            0.19
  4.  Total from investment operations                                       0.16
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                                   --
  6.  Distributions (from capital gains)                                       --
  7.  Total distributions                                                      --
  8.  NET ASSET VALUE, END OF PERIOD                                       $15.43
  9.  Total return*                                                         1.05%
 10.  Net assets, end of period (in thousands)                               $393
 11.  Average net assets for the period (in thousands)                       $211
 12.  Ratio of gross expenses to average net assets**(2)                 1.68%(3)
 13.  Ratio of net expenses to average net assets**(4)                      1.68%
 14.  Ratio of net investment income to average net assets**              (0.98%)
 15.  Portfolio turnover ratio**                                              56%
----------------------------------------------------------------------------------------



 + Formerly, Aggressive Growth Fund.


 * Total return not annualized for periods of less than one full year.


**  Annualized for periods of less than one full year.


(1) Period September 30, 2002 (inception) to January 31, 2003.


(2) The expense ratio reflects expenses prior to any expense offset arrangements.


(3) The ratio was 1.75% in the fiscal period ended January 31, 2003 before waiver of certain fees and expense offsets incurred by Mid Cap Growth Fund.


(4) The expense ratio reflects expenses after any expense offset arrangements.


                                                       Financial highlights  121

RISK-MANAGED LARGE CAP GROWTH FUND - CLASS C
                                                                    For the period ended
                                                                    January 31, 2003(1)
----------------------------------------------------------------------------------------
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                                (0.01)
  3.  Net gains (or losses) on securities (both realized and
      unrealized)                                                          (0.43)
  4.  Total from investment operations                                     (0.44)
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                                   --
  6.  Distributions (from capital gains)                                       --
  7.  Total distributions                                                      --
  8.  NET ASSET VALUE, END OF PERIOD                                        $9.56
  9.  Total return*                                                       (4.50%)
 10.  Net assets, end of period (in thousands)                             $3,583
 11.  Average net assets for the period (in thousands)                     $3,608
 12.  Ratio of gross expenses to average net assets**(2)                    2.25%(3)
 13.  Ratio of net expenses to average net assets**(4)                      2.25%
 14.  Ratio of net investment income to average net assets**              (1.74%)
 15.  Portfolio turnover ratio**                                              47%
----------------------------------------------------------------------------------------



 * Total return not annualized for periods of less than one full year.


**  Annualized for periods of less than one full year.


(1) Period January 2, 2003 (commencement of investment operations) through January 31, 2003.


(2) The expense ratio reflects expenses prior to any expense offset arrangements.


(3) The ratio was 2.82% in the fiscal period ended January 31, 2003 before waiver of certain fees and expense offsets incurred by Risk-Managed Large Cap Growth Fund.


(4) The expense ratio reflects expenses after any expense offset arrangements.


 122 Janus Adviser Series

INTERNATIONAL GROWTH FUND+ - CLASS C
                                                                    For the period ended
                                                                    January 31, 2003(1)
----------------------------------------------------------------------------------------
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                                 $17.92
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                                (0.08)
  3.  Net gains (or losses) on securities (both realized and
      unrealized)                                                          (0.27)
  4.  Total from investment operations                                     (0.35)
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                                   --
  6.  Distributions (from capital gains)                                       --
  7.  Total distributions                                                      --
  8.  NET ASSET VALUE, END OF PERIOD                                       $17.57
  9.  Total return*                                                       (2.01%)
 10.  Net assets, end of period (in thousands)                               $879
 11.  Average net assets for the period (in thousands)                     $1,416
 12.  Ratio of gross expenses to average net assets**(2)                    1.75%(3)
 13.  Ratio of net expenses to average net assets**(4)                      1.75%
 14.  Ratio of net investment income to average net assets**              (0.81%)
 15.  Portfolio turnover ratio**                                              68%
----------------------------------------------------------------------------------------



 + Formerly, International Fund.


 * Total return not annualized for periods of less than one full year.


**  Annualized for periods of less than one full year.


(1) Period September 30, 2002 (inception) to January 31, 2003.


(2) The expense ratio reflects expenses prior to any expense offset arrangements.


(3) The ratio was 1.79% in the fiscal period ended January 31, 2003 before waiver of certain fees and expense offsets incurred by International Growth Fund.


(4) The expense ratio reflects expenses after any expense offset arrangements.


                                                       Financial highlights  123

INTERNATIONAL VALUE FUND+ - CLASS C
                                                                    For the period ended
                                                                    January 31, 2003(1)
----------------------------------------------------------------------------------------
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                                  $8.59
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                                (0.03)
  3.  Net gains (or losses) on securities (both realized and
      unrealized)                                                          (0.30)
  4.  Total from investment operations                                     (0.33)
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                                   --
  6.  Distributions (from capital gains)                                       --
  7.  Total distributions                                                      --
  8.  NET ASSET VALUE, END OF PERIOD                                        $8.26
  9.  Total return*                                                       (3.84%)
 10.  Net assets, end of period (in thousands)                                $28
 11.  Average net assets for the period (in thousands)                        $21
 12.  Ratio of gross expenses to average net assets**(2)                    2.27%(3)
 13.  Ratio of net expenses to average net assets**(4)                      2.27%
 14.  Ratio of net investment income to average net assets**              (1.39%)
 15.  Portfolio turnover ratio**                                             123%
----------------------------------------------------------------------------------------



 + Formerly, Global Value Fund.


 * Total return not annualized for periods of less than one full year.


**  Annualized for periods of less than one full year.


(1) Period September 30, 2002 (inception) to January 31, 2003.


(2) The expense ratio reflects expenses prior to any expense offset arrangements.


(3) The ratio was 8.13% in the fiscal period ended January 31, 2003 before waiver of certain fees and expense offsets incurred by International Value Fund.


(4) The expense ratio reflects expenses after any expense offset arrangements.


 124 Janus Adviser Series

WORLDWIDE FUND - CLASS C
                                                                    For the period ended
                                                                    January 31, 2003(1)
----------------------------------------------------------------------------------------
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                                 $21.37
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                                (0.01)
  3.  Net gains (or losses) on securities (both realized and
      unrealized)                                                          (0.35)
  4.  Total from investment operations                                     (0.36)
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                                   --
  6.  Distributions (from capital gains)                                       --
  7.  Total distributions                                                      --
  8.  NET ASSET VALUE, END OF PERIOD                                       $21.01
  9.  Total return*                                                       (1.73%)
 10.  Net assets, end of period (in thousands)                               $692
 11.  Average net assets for the period (in thousands)                       $418
 12.  Ratio of gross expenses to average net assets**(2)                    1.76%(3)
 13.  Ratio of net expenses to average net assets**(4)                      1.76%
 14.  Ratio of net investment income to average net assets**              (0.30%)
 15.  Portfolio turnover ratio**                                              73%
----------------------------------------------------------------------------------------



 * Total return not annualized for periods of less than one full year.


**  Annualized for periods of less than one full year.


(1) Period September 30, 2002 (inception) to January 31, 2003.


(2) The expense ratio reflects expenses prior to any expense offset arrangements.


(3) The ratio was 1.77% in the fiscal period ended January 31, 2003 before waiver of certain fees and expense offsets incurred by Worldwide Fund.


(4) The expense ratio reflects expenses after any expense offset arrangements.


                                                       Financial highlights  125

BALANCED FUND - CLASS C
                                                                    For the period ended
                                                                    January 31, 2003(1)
----------------------------------------------------------------------------------------
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                                 $20.88
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                                  0.05
  3.  Net gains (or losses) on securities (both realized and
      unrealized)                                                            0.06
  4.  Total from investment operations                                       0.11
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                               (0.03)
  6.  Distributions (from capital gains)                                       --
  7.  Total distributions                                                  (0.03)
  8.  NET ASSET VALUE, END OF PERIOD                                       $20.96
  9.  Total return*                                                         0.56%
 10.  Net assets, end of period (in thousands)                            $21,853
 11.  Average net assets for the period (in thousands)                    $10,726
 12.  Ratio of gross expenses to average net assets**(2)                    1.69%(3)
 13.  Ratio of net expenses to average net assets**(4)                      1.69%
 14.  Ratio of net investment income to average net assets**                1.17%
 15.  Portfolio turnover ratio**                                              65%
----------------------------------------------------------------------------------------



 * Total return not annualized for periods of less than one full year.


**  Annualized for periods of less than one full year.


(1) Period September 30, 2002 (inception) to January 31, 2003.


(2) The expense ratio reflects expenses prior to any expense offset arrangements.


(3) The ratio was 1.70% in the fiscal period ended January 31, 2003 before waiver of certain fees and expense offsets incurred by Balanced Fund.


(4) The expense ratio reflects expenses after any expense offset arrangements.


 126 Janus Adviser Series

CORE EQUITY FUND - CLASS C
                                                                    For the period ended
                                                                    January 31, 2003(1)
----------------------------------------------------------------------------------------
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                                 $12.96
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                                (0.02)
  3.  Net gains (or losses) on securities (both realized and
      unrealized)                                                            0.25
  4.  Total from investment operations                                       0.23
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                                   --
  6.  Distributions (from capital gains)                                       --
  7.  Total distributions                                                      --
  8.  NET ASSET VALUE, END OF PERIOD                                       $13.19
  9.  Total return*                                                         1.77%
 10.  Net assets, end of period (in thousands)                             $7,518
 11.  Average net assets for the period (in thousands)                     $3,437
 12.  Ratio of gross expenses to average net assets**(2)                    2.31%(3)
 13.  Ratio of net expenses to average net assets**(4)                      2.31%
 14.  Ratio of net investment income to average net assets**              (0.75%)
 15.  Portfolio turnover ratio**                                              72%
----------------------------------------------------------------------------------------



 * Total return not annualized for periods of less than one full year.


**  Annualized for periods of less than one full year.


(1) Period September 30, 2002 (inception) to January 31, 2003.


(2) The expense ratio reflects expenses prior to any expense offset arrangements.


(3) The ratio was 2.32% in the fiscal period ended January 31, 2003 before waiver of certain fees and expense offsets incurred by Core Equity Fund.


(4) The expense ratio reflects expenses after any expense offset arrangements.


                                                       Financial highlights  127

RISK-MANAGED LARGE CAP CORE FUND - CLASS C
                                                                    For the period ended
                                                                    January 31, 2003(1)
----------------------------------------------------------------------------------------
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                                (0.01)
  3.  Net gains (or losses) on securities (both realized and
      unrealized)                                                          (0.44)
  4.  Total from investment operations                                     (0.45)
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                                   --
  6.  Distributions (from capital gains)                                       --
  7.  Total distributions                                                      --
  8.  NET ASSET VALUE, END OF PERIOD                                        $9.55
  9.  Total return*                                                       (4.50%)
 10.  Net assets, end of period (in thousands)                             $3,580
 11.  Average net assets for the period (in thousands)                     $3,610
 12.  Ratio of gross expenses to average net assets**(2)                    2.25%(3)
 13.  Ratio of net expenses to average net assets**(4)                      2.25%
 14.  Ratio of net investment income to average net assets**              (1.05%)
 15.  Portfolio turnover ratio**                                              50%
----------------------------------------------------------------------------------------



 * Total return not annualized for periods of less than one full year.


**  Annualized for periods of less than one full year.


(1) Period January 2, 2003 (commencement of investment operations) through January 31, 2003.


(2) The expense ratio reflects expenses prior to any expense offset arrangements.


(3) The ratio was 2.82% in the fiscal period ended January 31, 2003 before waiver of certain fees and expense offsets incurred by Risk-Managed Large Cap Core Fund.


(4) The expense ratio reflects expenses after any expense offset arrangements.


 128 Janus Adviser Series

MID CAP VALUE FUND - CLASS C
                                                                    For the period ended
                                                                    January 31, 2003(1)
----------------------------------------------------------------------------------------
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                                (0.01)
  3.  Net gains (or losses) on securities (both realized and
      unrealized)                                                          (0.45)
  4.  Total from investment operations                                     (0.46)
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                                   --
  6.  Distributions (from capital gains)                                       --
  7.  Total distributions                                                      --
  8.  NET ASSET VALUE, END OF PERIOD                                        $9.54
  9.  Total return*                                                       (4.60%)
 10.  Net assets, end of period (in thousands)                               $239
 11.  Average net assets for the period (in thousands)                       $248
 12.  Ratio of gross expenses to average net assets**(2)                    2.25%(3)
 13.  Ratio of net expenses to average net assets**(4)                      2.25%
 14.  Ratio of net investment income to average net assets**              (1.28%)
 15.  Portfolio turnover ratio**                                               6%
----------------------------------------------------------------------------------------



 * Total return not annualized for periods of less than one full year.


**  Annualized for periods of less than one full year.


(1) Period December 31, 2002 (inception) to January 31, 2003.


(2) The expense ratio reflects expenses prior to any expense offset arrangements.


(3) The ratio was 17.38% in the fiscal period ended January 31, 2003 before waiver of certain fees and expense offsets incurred by Mid Cap Value Fund.


(4) The expense ratio reflects expenses after any expense offset arrangements.


                                                       Financial highlights  129

FLEXIBLE INCOME FUND - CLASS C
                                                                    For the period ended
                                                                    January 31, 2003(1)
----------------------------------------------------------------------------------------
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                                 $12.38
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                                  0.14
  3.  Net gains (or losses) on securities (both realized and
      unrealized)                                                          (0.01)
  4.  Total from investment operations                                       0.13
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                               (0.14)
  6.  Distributions (from capital gains)                                       --
  7.  Total distributions                                                  (0.14)
  8.  NET ASSET VALUE, END OF PERIOD                                       $12.37
  9.  Total return*                                                         1.04%
 10.  Net assets, end of period (in thousands)                             $9,000
 11.  Average net assets for the period (in thousands)                     $3,497
 12.  Ratio of gross expenses to average net assets**(2)                    1.63%(3)
 13.  Ratio of net expenses to average net assets**(4)                      1.63%
 14.  Ratio of net investment income to average net assets**                2.96%
 15.  Portfolio turnover ratio**                                             181%
----------------------------------------------------------------------------------------



 * Total return not annualized for periods of less than one full year.


**  Annualized for periods of less than one full year.


(1) Period September 30, 2002 (inception) to January 31, 2003.


(2) The expense ratio reflects expenses prior to any expense offset arrangements.


(3) The ratio was 1.85% in the fiscal period ended January 31, 2003 before waiver of certain fees and expense offsets incurred by Flexible Income Fund.


(4) The expense ratio reflects expenses after any expense offset arrangements.


 130 Janus Adviser Series

MONEY MARKET FUND - CLASS C
                                                                    For the period ended
                                                                    January 31, 2003(1)
----------------------------------------------------------------------------------------
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                                 $1.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                                   --
  3.  Net gains (or losses) on securities (both realized and
      unrealized)                                                             --
  4.  Total from investment operations                                        --
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                                  --
  6.  Distributions (from capital gains)                                      --
  7.  Total distributions                                                     --
  8.  NET ASSET VALUE, END OF PERIOD                                       $1.00
  9.  Total return*                                                        0.34%
 10.  Net assets, end of period (in thousands)                               $68
 11.  Average net assets for the period (in thousands)                      $772
 12.  Ratio of gross expenses to average net assets**(2)                   0.51%(3)
 13.  Ratio of net expenses to average net assets**(4)                     0.51%
 14.  Ratio of net investment income to average net assets**               0.73%
----------------------------------------------------------------------------------------



 * Total return not annualized for periods of less than one full year.


**  Annualized for periods of less than one full year.


(1) Period September 30, 2002 (inception) to January 31, 2003.


(2) The expense ratio reflects expenses prior to any expense offset arrangements.


(3) The ratio was 1.14% in the fiscal period ended January 31, 2003 before waiver of certain fees and expense offsets incurred by Money Market Fund.


(4) The expense ratio reflects expenses after any expense offset arrangements.


                                                       Financial highlights  131

GLOSSARY OF INVESTMENT TERMS

--------------------------------------------------------------------------------

               This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

               BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

               COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Funds may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

               COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

               CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

               DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

               DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by

 132 Janus Adviser Series
               domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

               EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.


               EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.


               FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

               HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

               MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates.

                                               Glossary of investment terms  133

               In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.


               PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.


               PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Funds must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that the Funds recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

               PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

               PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

               RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

               STANDBY COMMITMENTS are obligations purchased by a Fund from a dealer that give the Fund the option to sell a security to the dealer at a specified price.

 134 Janus Adviser Series

               STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

               STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

               TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

               U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

               VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating

                                               Glossary of investment terms  135
               rate tends to decrease the security's price sensitivity to changes in interest rates.

               WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

               ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

               FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Funds may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

               FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Funds may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. government, foreign government, equity or fixed-income securities. The Funds may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract

 136 Janus Adviser Series
               at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

               INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

               INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

               INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

               OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Funds may purchase and write put and call options on securities, securities indices and foreign currencies. The Funds may purchase or write such options individually or in combination.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

               REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a

                                               Glossary of investment terms  137
               bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

               REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

               SHORT SALES in which a Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that a Fund owns, or a security equivalent in kind or amount to the security sold short that a Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Fund borrows and does not own. A Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain. For "naked" short sales, a Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale and if the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

               WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment

 138 Janus Adviser Series
               and delivery at some time in the future - i.e., beyond normal settlement. The Funds do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

                                               Glossary of investment terms  139

EXPLANATION OF RATING CATEGORIES
--------------------------------------------------------------------------------

               The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICE

                BOND RATING                  EXPLANATION
                ----------------------------------------------------------------
                Investment Grade
                AAA......................... Highest rating; extremely strong capacity to pay principal and
                                             interest.
                AA.......................... High quality; very strong capacity to pay principal and interest.
                A........................... Strong capacity to pay principal and interest; somewhat more
                                             susceptible to the adverse effects
                                             of changing circumstances and
                                             economic conditions.
                BBB-........................ Adequate capacity to pay principal and interest; normally exhibit
                                             adequate protection parameters, but
                                             adverse economic conditions or
                                             changing circumstances more likely
                                             to lead to a weakened capacity to
                                             pay principal and interest than for
                                             higher rated bonds.

                Non-Investment Grade
                BB+, B, CCC, CC, C.......... Predominantly speculative with respect to the issuer's capacity to
                                             meet required interest and
                                             principal payments. BB - lowest
                                             degree of speculation; C - the
                                             highest degree of speculation.
                                             Quality and protective
                                             characteristics outweighed by large
                                             uncertainties or major risk
                                             exposure to adverse conditions.
                D........................... In default.

 140 Janus Adviser Series

MOODY'S INVESTORS
SERVICE, INC.

                BOND RATING               EXPLANATION
                ----------------------------------------------------------------
                Investment Grade
                Aaa...................... Highest quality, smallest degree of investment risk.
                Aa....................... High quality; together with Aaa bonds, they compose the high-grade bond
                                          group.
                A........................ Upper-medium grade obligations; many favorable investment attributes.
                Baa...................... Medium-grade obligations; neither highly protected nor poorly secured.
                                          Interest and principal appear adequate
                                          for the present but certain protective
                                          elements may be lacking or may be
                                          unreliable over any great length of
                                          time.

                Non-Investment Grade
                Ba....................... More uncertain, with speculative elements. Protection of interest and
                                          principal payments not well
                                          safeguarded during good and bad times.
                B........................ Lack characteristics of desirable investment; potentially low assurance
                                          of timely interest and principal
                                          payments or maintenance of other
                                          contract terms over time.
                Caa...................... Poor standing, may be in default;
                                          elements of danger with respect to
                                          principal or interest payments.
                Ca....................... Speculative in a high degree; could be in default or have other marked
                                          shortcomings.
                C........................ Lowest-rated; extremely poor prospects of ever attaining investment standing.

                                           Explanation of rating categories  141

               Unrated securities will be treated as noninvestment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

SECURITIES HOLDINGS BY RATING CATEGORY

               During the fiscal year ended July 31, 2002, the percentage of securities holdings for Flexible Income Fund by rating category based on a weighted monthly average was:

                FLEXIBLE INCOME FUND
                ---------------------------------------------------------------

                 BONDS-S&P RATING:
                 AAA                                                        44%
                 AA                                                          4%
                 A                                                           7%
                 BBB                                                        32%
                 BB                                                          4%
                 B                                                           2%
                 CCC                                                         0%
                 CC                                                          0%
                 C                                                           0%
                 Not Rated                                                   0%
                 Preferred Stock                                             1%
                 Cash and Options                                            6%
                 TOTAL                                                     100%
                ---------------------------------------------------------------

               No other Fund described in this Prospectus held 5% or more of its assets in bonds rated below investment grade for the fiscal year ended July 31, 2002.

 142 Janus Adviser Series

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

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

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


                   You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge, by contacting your plan sponsor, broker or financial institution. In the Funds' Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. Other information is also available from financial intermediaries that sell Shares of the Funds.


                   The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's Web site at http://www.sec.gov.

                      [JANUS LOGO]

                               www.janus.com

                               100 Fillmore Street
                               Denver, CO 80206-4928
                               1-800-525-0020


                    Investment Company Act File No. 811-9885

                                         June 2, 2003


                              JANUS ADVISER SERIES

                      JANUS ADVISER STRATEGIC VALUE FUND*

                                 CLASS I SHARES
                                 CLASS C SHARES

                                   Prospectus


     * Janus Adviser Strategic Value Fund will be merged into Janus Adviser Mid Cap Value Fund effective on or about June 2, 2003, subject to shareholder approval.


     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

[JANUS LOGO]

                         Janus Adviser Strategic Value Fund currently offers two classes of shares, Class I Shares and Class C Shares (together, the "Shares"). The initial class of shares, Class I Shares, formerly had no class designation. Class I Shares and Class C Shares are available in connection with investments through retirement plans, brokers, bank trust departments, financial advisers and other financial intermediaries. Certain financial intermediaries may offer only one class of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                RISK/RETURN SUMMARY
                   Janus Adviser Strategic Value Fund............    2
                   Fees and expenses.............................    6

                INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT
                STRATEGIES AND RISKS
                   Janus Adviser Strategic Value Fund............    9
                   General portfolio policies....................   11
                   Risks.........................................   14

                MANAGEMENT OF THE FUND
                   Investment adviser............................   18
                   Management expenses...........................   18
                   Portfolio Manager.............................   19

                OTHER INFORMATION................................   20

                DISTRIBUTIONS AND TAXES
                   Distributions.................................   23
                   Taxes.........................................   24

                SHAREHOLDER'S GUIDE
                   Pricing of fund shares........................   26
                   Choosing a share class........................   27
                   Purchases.....................................   27
                   Exchanges.....................................   29
                   Redemptions...................................   30
                   Excessive trading.............................   31
                   Shareholder communications....................   32

                FINANCIAL HIGHLIGHTS.............................   33

                GLOSSARY OF INVESTMENT TERMS
                   Equity and debt securities....................   36
                   Futures, options and other derivatives........   40
                   Other investments, strategies and/or
                   techniques....................................   41

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS ADVISER STRATEGIC VALUE FUND

               Janus Adviser Strategic Value Fund ("Strategic Value Fund" or the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

1. WHAT IS THE INVESTMENT OBJECTIVE OF STRATEGIC VALUE FUND?

--------------------------------------------------------------------------------
               STRATEGIC VALUE FUND seeks long-term growth of capital.

               The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. The Fund will notify you at least 60 days before making any material changes to its objective or principal investment policies. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF STRATEGIC VALUE FUND?


               The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments the Fund's uninvested assets may be held in cash or similar investments.


               Within the parameters of its specific investment policies discussed below, the Fund may invest without limit in foreign equity and debt securities.

               Within the parameters of its specific investment policies discussed below, the Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

               Strategic Value Fund invests primarily in common stocks with the potential for long-term growth of capital using a "value" approach. The "value" approach emphasizes investments in companies the

 2 Janus Adviser Series
               portfolio manager believes are undervalued relative to their intrinsic worth.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN STRATEGIC VALUE FUND?

               The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

               The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value (NAV) will also decrease, which means if you sell your shares in the Fund you may get back less money.


               The Fund is classified as a nondiversified fund. This means it may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return.


               An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

               The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The Fund's Class I Shares, which previously had no class designation, commenced operations on August 1, 2000. The Fund's Class C Shares commenced operations on September 30, 2002. The performance shown below for Class C Shares reflects the historical performance of Class I Shares prior to September 30, 2002, restated based on Class C Shares' estimated fees and expenses (ignoring any fee and expense limitations).

               The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's

                                                          Risk/return summary  3
               average annual returns for the periods indicated to a broad-based securities market index.

               STRATEGIC VALUE FUND - CLASS I(1)


                          [To Be Updated By Amendment]



                 Annual returns for periods ended 12/31
                                                                  (15.66%)
                                                                   2001       2002

                 Best Quarter:  4th-1998 27.71%    Worst Quarter:  3rd-2001 (24.79%)



               The Fund's Class I Shares' year-to-date return as of the calendar
               quarter ended March 31, 2003 was     %. [To Be Updated By
               Amendment]


 4 Janus Adviser Series

                                    Average annual total return for periods ended 12/31/02
                                    ------------------------------------------------------
                                                                           Since Inception
                                                               1 year         (8/1/00)
                Strategic Value Fund - Class I
                  Return Before Taxes
                  Return After Taxes on Distributions
                  Return After Taxes on Distributions and
                    Sale of Fund Shares(2)
                Strategic Value Fund - Class C(3)
                S&P 500 Index(4)
                  (reflects no deduction for expenses or
                    taxes)
                                                             ---------------------------


               (1) Class C Shares would generally have lower performance because of their higher expenses.
               (2) When the return after taxes on distributions and sale of
                   Class I Shares is higher than the returns before sale of Class I Shares, it is because of realized losses. If realized losses occur upon the sale of Class I Shares, the capital loss is recorded as a tax benefit, which increases the return.
               (3) Calculated assuming sales loads (including contingent
                   deferred sales charge). Return is before taxes.
               (4) The S&P 500 Index is the Standard & Poor's Composite Index of
                   500 stocks, a widely recognized, unmanaged index of common stock prices.


               After-tax returns are calculated using distributions for the Fund's Class I Shares from inception to December 31, 2002. If Class I Shares of the Fund had been available during that earlier period, distributions may have been different and thus, after-tax returns may have been different from those shown.


               After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

               After-tax returns are only shown for Class I Shares of the Fund. After-tax returns for Class C Shares will vary from those shown for Class I Shares due to Class C Shares' sales charges and different expenses. If Class C Shares of the Fund had been available prior to September 30, 2002, distributions may have

                                                          Risk/return summary  5
               been different and thus, after-tax returns may have been different from those shown for Class I Shares.

               Strategic Value Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

FEES AND EXPENSES

               SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. The Fund's Class I Shares are a no-load investment, so you will generally not pay any shareholder fees when you buy or sell the Fund's Class I Shares.

               This table describes the shareholder fees that you may pay if you buy and hold Shares of the Fund.

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                              Class I   Class C
Maximum sales charge (load) imposed on purchases (as a
  percentage of offering price).............................  None      1.00%(2)
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or redemption
  proceeds).................................................  None      1.00%(3)
Maximum sales charge (load) imposed on reinvested dividends
  and other distributions...................................  None      None
Redemption fees.............................................  None      None
Exchange fees...............................................  None      None

--------------------------------------------------------------------------------

 (1) Your financial intermediary may charge you a separate or additional fee for purchases and sales of shares.
 (2) Sales charges are waived for certain investors.
 (3) A contingent deferred sales charge of 1% applies on Class C Shares redeemed within 18 months of purchase.
--------------------------------------------------------------------------------

 6 Janus Adviser Series

               ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example below shows, these costs are borne indirectly by all shareholders.

CLASS I SHARES


               This table describes the annual fund operating expenses that you may pay if you buy and hold Class I Shares of the Fund. The information shown is based on gross expenses (without the effect of expense offset arrangements). All of the fees and expenses shown were determined based on net assets as of the fiscal year ended July 31, 2002.



                                 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                               Distribution              Total Annual Fund              Total Annual Fund
                                  Management     (12b-1)       Other     Operating Expenses    Total    Operating Expenses
                                     Fee         Fees(1)      Expenses   Without Waivers(2)   Waivers    With Waivers(2)
  Strategic Value Fund - Class I    0.65%         0.25%        1.54%            2.44%          0.69%          1.75%


 (1) Because the 12b-1 fee is charged as an annual, ongoing fee, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.
 (2) All expenses are stated both with and without contractual waivers by Janus Capital. Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, taxes and extraordinary expenses) to the level indicated until at least the next annual renewal of its advisory agreement. The waiver is first applied against the Management Fee and then against Other Expenses.
 EXAMPLE:
 THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                             1 Year    3 Years   5 Years    10 Years
                                                             ----------------------------------------
  Strategic Value Fund - Class I                              $247      $761      $1,301     $2,776

                                                          Risk/return summary  7

CLASS C SHARES

               This table describes the annual fund operating expenses you may pay if you buy and hold Class C Shares of the Fund. The information shown is based upon the estimated annualized gross expenses Class C Shares expect to incur in their initial fiscal year. All expenses are shown without the effect of expense offset arrangements.

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                                                            Total Annual
                                                                                Fund                      Total Annual
                                                                              Operating                       Fund
                                                                              Expenses                      Operating
                                   Management      12b-1        Other          Without         Total        Expenses
                                      Fee         Fees(1)      Expenses      Waivers(2)       Waivers    With Waivers(2)
  Strategic Value Fund - Class C     0.65%         1.00%        1.29%           2.94%          0.69%          2.25%

 (1) Because the 12b-1 fee is charged as an annual, ongoing fee, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.
 (2) All expenses are stated both with and without contractual waivers by Janus Capital. Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, taxes and extraordinary expenses) to the level indicated until at least the next annual renewal of its advisory agreement. The waiver is first applied against the Management Fee and then against Other Expenses.
 EXAMPLE:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class C Shares of the Fund for the time periods indicated and reinvest all dividends and distributions without a sales charge.

 The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes that you keep your shares. Both examples also assume that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

                                                   1 Year(1)   3 Years(2)   5 Years(2)   10 Years(2)
  IF CLASS C SHARES ARE REDEEMED:                  -------------------------------------------------
  Strategic Value Fund - Class C                     $497         $910        $1,548       $3,261

                                                   1 Year(2)   3 Years(2)   5 Years(2)   10 Years(2)
  IF CLASS C SHARES ARE NOT REDEEMED:              -------------------------------------------------
  Strategic Value Fund - Class C                     $397         $910        $1,548       $3,261

 (1) Includes the initial sales charge and contingent deferred sales charge.
 (2) Includes the initial sales charge. Contingent deferred sales charge not applicable.

 8 Janus Adviser Series

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

               This section takes a closer look at the investment objective of Strategic Value Fund, its principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

               Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

               Strategic Value Fund seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks with the potential for long-term growth of capital using a "value" approach. The "value" approach the portfolio manager uses emphasizes investments in companies he believes are undervalued relative to their intrinsic worth.

               The portfolio manager measures value as a function of price/free cash flow. Price/free cash flow is the relationship between the price of a stock and its available cash from operations minus capital expenditures.

               The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.

The following questions and answers are designed to help you better understand Strategic Value Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

               Consistent with its investment objective and policies, the Fund may invest substantially all of its assets in common stocks if the portfolio manager believes that common stocks will appreciate in value. The portfolio manager generally takes a "bottom up" approach to selecting companies. This means that he seeks to

              Investment objective, principal investment strategies and risks  9 identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

               The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital. This "value" approach emphasizes investments in companies that the portfolio manager believes are undervalued relative to their intrinsic worth and have the potential for long-term growth of capital.

               Realization of income is not a significant consideration when choosing investments for the Fund. Income realized on the Fund's investments will be incidental to its objective.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

               Generally, yes. The portfolio manager seeks companies that meet his selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest and the Fund may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

               Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. The Fund does not emphasize companies of any particular size.

 10 Janus Adviser Series

4. HOW DOES THE FUND'S PORTFOLIO MANAGER DETERMINE THAT A COMPANY MAY BE UNDERVALUED?

               A company may be undervalued when, in the opinion of the Fund's portfolio manager, the company is selling for a price that is below its intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio manager believes that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Fund than those obtained by paying premium prices for companies currently in favor in the market.

GENERAL PORTFOLIO POLICIES


               In investing its portfolio assets, the Fund will follow the general policies listed below. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.


               CASH POSITION
               When the portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, the Fund does not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after the portfolio manager has committed available assets to desirable investment opportunities. However, the portfolio manager may also temporarily increase the Fund's cash position to, for example, protect its assets, maintain liquidity, or meet unusually large redemptions. The Fund's cash

             Investment objective, principal investment strategies and risks  11 position may also increase temporarily due to unusually large cash inflows.

               When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

               OTHER TYPES OF INVESTMENTS
               The Fund invests primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks and securities convertible into common or preferred stocks. To a lesser degree, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, which are described in the Glossary. These securities (which are described in the Glossary) may include:

               - debt securities

               - indexed/structured securities

               - high-yield/high-risk bonds (less than 35% of the Fund's assets)

               - options, futures, forwards, swaps and other types of
                 derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return


               - short sales, "against the box" and "naked" short sales (no more than 8% of the Fund's assets may be invested in naked short sales)


               - securities purchased on a when-issued, delayed delivery or forward commitment basis

               ILLIQUID INVESTMENTS
               The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of

 12 Janus Adviser Series
               business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

               FOREIGN SECURITIES
               Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

               SPECIAL SITUATIONS
               The Fund may invest in special situations. A special situation arises when, in the opinion of the Fund's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

               PORTFOLIO TURNOVER
               The Fund generally intends to purchase securities for long-term investment, although, to the extent permitted by its specific investment policies, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit

             Investment objective, principal investment strategies and risks  13 standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments and the investment style of the portfolio manager. Changes are made in the Fund's portfolio whenever the portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

               Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The Financial Highlights section for this Prospectus shows the Fund's historical turnover rates.

RISKS

               Because Strategic Value Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease. The Fund's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

The following questions and answers are designed to help you better understand some of the risks of investing in Strategic Value Fund.

 14 Janus Adviser Series

1. THE FUND MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

               Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.


2. HOW DOES THE FUND'S NONDIVERSIFICATION CLASSIFICATION AFFECT ITS RISK
   PROFILE?



               Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives the Fund more flexibility to focus its investments in the most attractive companies identified by the portfolio manager. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of the Fund.


3. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING?

               If the portfolio manager's perception of a company's worth is not realized in the time frame he expects, the overall performance of the Fund may suffer. In general, the portfolio manager believes this risk is mitigated by investing in companies that are

             Investment objective, principal investment strategies and risks  15 undervalued in the market in relation to earnings, cash flow, dividends and/or assets.


4. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?


               Within the parameters of its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:


               - CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

               - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

               - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

 16 Janus Adviser Series

               - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

               - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

5. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

               High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

               Please refer to the SAI for a description of bond rating categories.

6. HOW DOES THE FUND TRY TO REDUCE RISK?

               The Fund may use futures, options, swaps and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio manager believes the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the portfolio manager's judgment proves incorrect.

             Investment objective, principal investment strategies and risks  17

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER


               Janus Capital Management LLC ("Janus Capital"), 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to the Fund and is responsible for the day-to-day management of its investment portfolio and other business affairs of the Fund.



               Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus retail funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.



               Janus Capital furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees and expenses of all Fund officers and those Trustees who are interested persons of Janus Capital.



               From their own assets, Janus Capital, Janus Distributors LLC or their affiliates may pay retirement plan service providers, brokers, banks, financial advisers and other financial intermediaries fees for providing recordkeeping, subaccounting and other administrative services to their customers in connection with investment in the Fund. These fees may be in addition to any 12b-1 fees or other fees paid from Fund assets to these financial intermediaries.


MANAGEMENT EXPENSES


               The Fund pays Janus Capital a management fee which is calculated daily and paid monthly. The Fund's advisory agreement spells out the management fee and other expenses that the Fund must pay.



               The Fund incurs expenses not assumed by Janus Capital, including the administrative services fee for Class I Shares, distribution fee (12b-1 fee) for Class I Shares, distribution and


 18 Janus Adviser Series
               shareholder servicing fee (12b-1 fee) for Class C Shares, transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. The Fund is subject to the following management fee schedule (expressed as an annual rate).


                               Average Daily      Annual Management
                                Net Assets            Fee Rate           Expense Limit
Fund                              of Fund          Percentage (%)      Percentage (%)(1)
----------------------------------------------------------------------------------------
  Strategic Value Fund        All Asset Levels          0.65                 1.25
----------------------------------------------------------------------------------------


(1) Janus Capital has agreed to limit the Fund's total operating expenses (excluding the distribution fee and administrative services fee applicable to Class I Shares, the distribution and shareholder servicing fee applicable to Class C Shares, brokerage commissions, interest, taxes and extraordinary expenses) as indicated until at least the next annual renewal of its advisory agreement.


               For the fiscal year ended July 31, 2002, the Fund did not pay Janus Capital any management fees (net of fee waivers). The Fund's fee waiver exceeded the management fee. Absent fee waivers, the management fee based on the Fund's net assets would have been 0.65%.


PORTFOLIO MANAGER

DAVID C. DECKER
--------------------------------------------------------------------------------

                   is Executive Vice President and Portfolio Manager of Janus Adviser Strategic Value Fund, which he has managed since its inception. Mr. Decker is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1992 as a research analyst. He holds a Master of Business Administration degree with an emphasis in Finance from the Fuqua School of Business at Duke University and a Bachelor of Arts degree in Economics and Political Science from Tufts University. Mr. Decker has earned the right to use the Chartered Financial Analyst designation.


                                                      Management of the Fund  19

OTHER INFORMATION
--------------------------------------------------------------------------------

               CLASSES OF SHARES

               The Fund currently offers two classes of shares, Class I Shares and Class C Shares. The Shares are available only in connection with investments through retirement plans, brokers, bank trust departments, financial advisers and other financial intermediaries. Not all financial intermediaries offer both classes. IF YOUR FINANCIAL INTERMEDIARY OFFERS BOTH CLASS I SHARES AND CLASS C SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CLASS C SHARES HAVE HIGHER EXPENSES THAN CLASS I SHARES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. For more information about the difference between the two classes, please refer to "Choosing a Share Class" in the Shareholder's Guide of this Prospectus.

               ADMINISTRATIVE SERVICES FEE - CLASS I SHARES

               Janus Services LLC ("Janus Services"), the Trust's transfer agent, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class I Shares of the Fund for providing or procuring recordkeeping, subaccounting and other administrative services to investors in Class I Shares. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries for providing these services to their customers who invest in Class I Shares.

               DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

               CLASS I SHARES
               Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act (the "Class I Plan"), Class I Shares of the Fund may pay Janus Distributors LLC ("Janus Distributors"), the Trust's distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of Class I Shares of the Fund. Under the terms of the Class I Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, brokers, bank

 20 Janus Adviser Series
               trust departments, financial advisers and other financial intermediaries, as compensation for distribution services performed by such entities for investors in Class I Shares. Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

               CLASS C SHARES
               Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act (the "Class C Plan"), Class C Shares may pay Janus Distributors, a fee at an annual rate of up to 1.00% of the average daily net assets of Class C Shares of the Fund. Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder account services. All or a portion of such fees may be remitted to financial intermediaries who assist in the distribution of Class C Shares or who provide shareholder account services to existing Class C shareholders. Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain some or all fees payable under the Class C Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares. Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                                           Other information  21

               DISTRIBUTION OF THE FUND

               The Fund is distributed by Janus Distributors, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 22 Janus Adviser Series

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

               To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute net income and any net capital gains realized on its investments at least annually. The Fund's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions. Distributions are made at the class level, so they may vary from class to class within the Fund.

               DISTRIBUTION SCHEDULE

               Dividends and capital gains are normally declared and distributed in December.

               HOW DISTRIBUTIONS AFFECT NAV

               Distributions are paid to shareholders as of the record date of the distribution of the Fund, regardless of how long the shares have been held. Undistributed income and realized gains are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, Strategic Value Fund declared a dividend in the amount of $0.25 per share. If Strategic Value Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. Shareholders should be aware that distributions from a taxable mutual fund are not value-enhancing and may create income tax obligations.

               "BUYING A DIVIDEND"

               If you purchase shares of the Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a

                                                     Distributions and taxes  23
               dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends.

               For your convenience, Fund distributions of dividends and capital gains are automatically reinvested in the Fund. To receive distributions in cash, contact your financial intermediary. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

               As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

               The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

               TAXES ON DISTRIBUTIONS

               Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. Distributions may be taxable at different rates depending on the length of time the Fund holds a security. In certain states, a portion of the dividends and distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before

 24 Janus Adviser Series

               January 31st of each year. Your financial intermediary will provide this information to you. Account tax information will also be sent to the IRS.

               Income dividends or capital gains distributions made by the Fund purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan. Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

               TAXATION OF THE FUND

               Dividends, interest and some gains received by the Fund on foreign securities may be subject to tax withholding or other foreign taxes. The Fund may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

               The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be taxed twice.

                                                     Distributions and taxes  25

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------

               INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE FUND DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH RETIREMENT PLANS, BROKERS, BANK TRUST DEPARTMENTS, FINANCIAL ADVISERS OR OTHER FINANCIAL INTERMEDIARIES. NOT ALL FINANCIAL INTERMEDIARIES OFFER BOTH CLASSES OF SHARES. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, REDEEM OR EXCHANGE SHARES.

PRICING OF FUND SHARES


               Investments in Class I Shares will be duly processed at the NAV next calculated after an order is received in good order by the Fund or its agent. The price you pay for Class C Shares is the public offering price, which is the NAV next determined after your order is received in good order by the Fund or its agent, plus an initial sales charge of 1.00% (1.01% of the amount invested). The initial sales charge may be waived under certain circumstances, as described in "Purchases - Sales Charge Waivers" below. Your financial intermediary may charge you a separate or additional fee for purchases of Shares.



               In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange any day that the NYSE is open. Securities of the Fund are valued at market value or, if a market quotation is not readily available, or if events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time the NAV is determined, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.


               Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares.

 26 Janus Adviser Series

CHOOSING A SHARE CLASS

               The Fund has two classes of shares, Class I Shares and Class C Shares. Each class represents an interest in the same portfolio of investments. When choosing a share class, you should consult your financial intermediary about which class is most suitable for you. In addition, you should consider the factors below:

                Class I Shares
                Initial sales charge             None
                Deferred sales charge (CDSC)     None
                Minimum initial investment       None
                Minimum aggregate account        $100,000(1)
                  balance

               (1) Per Fund per financial intermediary, unless waived.

                Class C Shares
                Initial sales charge             1.00%(1)
                Deferred sales charge (CDSC)     1.00% if redeemed within
                                                 18 months of purchase(1)
                Minimum initial investment       $2,500
                Minimum aggregate account        None
                  balance

               (1) May be waived under certain circumstances.

PURCHASES

               Purchases of Shares may be made only through institutional channels such as retirement plans and financial intermediaries. Contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Only certain financial intermediaries are authorized to receive purchase orders on the Fund's behalf.

               MINIMUM INVESTMENT REQUIREMENTS

               Financial intermediaries must maintain a $100,000 minimum aggregate account balance in Class I Shares of the Fund, except for defined contribution plans and broker wrap accounts. The minimum initial investment in Class C Shares of the Fund is $2,500.

                                                         Shareholder's guide  27

               CLASS C SHARES
               A 1.00% sales charge will apply to your purchase of Class C Shares of the Fund unless the Sales Charge Waiver described below applies. The Fund receives the entire net asset value of all its shares sold. Janus Distributors, the Fund's principal underwriter, retains the sales charge, which it then in turn re-allows to your financial intermediary. In addition, Janus Distributors may compensate your financial intermediary at the time of sale at an additional commission rate of 1.00% of the net asset value of the Class C Shares purchased. In total, at the time of purchase, your financial intermediary receives 2.00% of the net asset value of the Class C Shares purchased unless the financial intermediary has agreed to waive the 1.00% sales charge, in which case the financial intermediary will receive 1.00% of the net asset value of the Class C Shares purchased. Service providers to qualified plans will not receive either of these amounts if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.

               SALES CHARGE WAIVERS
               The 1.00% initial sales charge for purchases of Class C Shares will be waived on purchases of Class C Shares through financial intermediaries that have entered into an agreement with Janus Distributors that allows the waiver of the sales charge. In such cases, although the sales charge is waived, Janus Distributors will still compensate your financial intermediary at the time of sale at a commission rate of 1.00% of the net asset value of the Class C Shares purchased (unless your financial intermediary is receiving 12b-1 fees prior to the 13th month after the initial investment of qualified plan assets in Class C Shares). You should determine if your financial intermediary has agreed to waive the 1.00% initial sales charge for Class C Shares before you purchase Class C Shares.

               The Fund is not intended for excessive trading or market timing. Excessive trading of Shares disrupts portfolio management and drive Fund expenses higher. The Fund reserves the right to reject any specific purchase order, including exchange purchases, for any

 28 Janus Adviser Series
               reason. For example, purchase orders may be refused if the Fund would be unable to invest the money effectively in accordance with its investment policies or would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors. The Fund may also suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Fund's policy on market timing, see "Excessive Trading" below.

               Although there is no present intention to do so, the Fund may discontinue sales of either class of Shares if management and the Trustees believe that continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund's Shares are discontinued, it is expected that existing plan participants and other shareholders invested in the Fund would be permitted to continue to authorize investments in the Fund and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

EXCHANGES

               Contact your financial intermediary or consult your plan documents to exchange into other Funds in Janus Adviser Series. Be sure to read the prospectus of the Fund you are exchanging into. An exchange is a taxable transaction (except for qualified plan accounts).

               - You may exchange Shares of the Fund only for Shares of the same class of another Fund in Janus Adviser Series offered through your financial intermediary or qualified plan.

               - You must meet the minimum investment amount for each Fund.

               - The exchange privilege is not intended as a vehicle for short-
                 term or excessive trading. The Fund does not permit frequent trading or market timing. Excessive exchanges of Shares disrupt portfolio management and drive Fund expenses higher. The Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

                                                         Shareholder's guide  29

               CLASS C SHARES

               WAIVER OF ADDITIONAL SALES CHARGES

               Class C Shares received through an exchange of Class C Shares of another Fund will not be subject to an initial sales charge or the contingent deferred sales charge ("CDSC") at the time of the exchange. The 1.00% CDSC applicable to redemptions within 18 months of purchase will continue to be measured on the Class C Shares received by exchange from the date of your original purchase. For more information about the CDSC, please see "Redemptions" below.

REDEMPTIONS

               Redemptions, like purchases, may be effected only through retirement plans and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details.

               Shares of the Fund may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Fund or its agent. Redemption proceeds, less the CDSC for Class C Shares if applicable, will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

               CLASS C SHARES
               The 1.00% CDSC will be deducted with respect to Class C Shares redeemed within 18 months of purchase, unless any of the following waivers apply. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class C Shares redeemed.

               CDSC WAIVERS
               The CDSC may be waived:

               - Upon the death or disability of the shareholder or plan
                 participant;

 30 Janus Adviser Series

               - For retirement plans held through a financial intermediary that has entered into an agreement with Janus Distributors to waive CDSCs for retirement plans;

               - Upon the redemption of Class C Shares acquired through
                 reinvestment of Fund dividends or distributions;

               - If the distribution represents the increase in NAV above the total amount of payments for Class C Shares during the past 18 months; or

               - If the Fund chooses to liquidate or involuntarily redeem shares in your account.

               To keep the CDSC as low as possible, we will sell amounts representing Class C Shares in the following order:

               - Amounts representing Class C Shares you purchased with
                 reinvested dividends and distributions.

               - Amounts representing Class C Shares that represent the increase in NAV above the total amount of payments for Class C Shares during the past 18 months.

               - Amounts representing the cost of Class C Shares held beyond 18 months.

               Since Class C Shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you avoid, or at least minimize, the CDSC. Having sold the exempt shares first, if there are any remaining Class C Shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of Class C Shares held for the longest period of time.

EXCESSIVE TRADING

               Frequent trading into and out of the Fund can disrupt portfolio investment strategies and increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs. The Fund is not intended for market timing or excessive trading. The Fund and its agent reserve the right to reject any

                                                         Shareholder's guide  31
               purchase request (including exchange purchases if permitted by your financial intermediary) by any investor or group of investors indefinitely if they believe that any combination of trading activity in the account(s) is attributable to market timing or is otherwise excessive or potentially disruptive to the Fund. The Fund may refuse purchase orders (including exchange purchases) for any reason without prior notice, particularly orders that the Fund believes are made on behalf of market timers.

               The trading history of accounts under common ownership or control may be considered in enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Transactions accepted by your financial intermediary in violation of our excessive trading policy are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by your intermediary.

SHAREHOLDER COMMUNICATIONS

               Shareholders will receive annual and semiannual reports including the financial statements of the Fund that they have authorized for investment. Each report from their financial intermediaries will show the investments owned by the Fund and the market values thereof, as well as other information about the Fund and its operations. The Trust's fiscal year ends July 31.

 32 Janus Adviser Series

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


               The financial highlights tables are intended to help you understand the Fund's financial performance through the six months ended January 31, 2003 and through July 31 of each fiscal period shown. Items 1 through 8 reflect financial results for a single Fund share. The information shown for the fiscal periods ended July 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with Janus Adviser Series' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI. Such report contains financial statements for Class I Shares only. The information shown for the fiscal period ended January 31, 2003 is unaudited. This information is included in the Semiannual Report, which is available upon request and incorporated by reference into the SAI. The Semiannual report contains financial statements for both Class I Shares and Class C Shares.



               The total returns in the table below represent the rate that an investor would have earned (or lost) on an investment in Class I Shares of Janus Adviser Strategic Value Fund, which previously had no class designation, for the fiscal years ended July 31 of each period shown below, and for the six month fiscal period ended January 31, 2003 (assuming reinvestment of all dividends and distributions).


                                                        Financial highlights  33

STRATEGIC VALUE FUND - CLASS I
-----------------------------------------------------------------------------------------------------
                                                           Period ended         Years ended July 31
                                                         January 31, 2003        2002        2001(1)
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                      $6.69             $8.88        $10.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                    (0.03)                --            --
  3.  Net gains (or losses) on securities (both
      realized and unrealized)                                 (0.45)            (2.19)        (1.12)
  4.  Total from investment operations                         (0.48)            (2.19)        (1.12)
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                       --                --            --
  6.  Distributions (from capital gains)                           --                --            --
  7.  Total distributions                                          --                --            --
  8.  NET ASSET VALUE, END OF PERIOD                            $6.21             $6.69         $8.88
  9.  Total return*                                           (7.17%)          (24.66%)      (11.20%)
 10.  Net assets, end of period (in thousands)                 $3,797            $4,084        $5,255
 11.  Average net assets for the period (in thousands)         $3,952            $5,048        $5,072
 12.  Ratio of gross expenses to average net
      assets**(2)                                               1.75%             1.76%(3)      1.75%(3)
 13.  Ratio of net expenses to average net assets**(4)          1.75%             1.75%         1.75%
 14.  Ratio of net investment income to average net
      assets**                                                (0.92%)           (0.65%)       (0.50%)
 15.  Portfolio turnover ratio**                                  30%               79%           88%
-----------------------------------------------------------------------------------------------------



 *  Total return not annualized for periods of less than one full year.


**  Annualized for periods of less than one full year.


(1) August 1, 2000 (inception) to July 31, 2001.

(2) The expense ratio reflects expenses prior to any expense offset arrangements.

(3) The ratio was 2.44% in the fiscal year ended July 31, 2002, and 3.67% in the fiscal year ended July 31, 2001 before waiver of certain fees and expense offsets incurred by Strategic Value Fund.

(4) The expense ratio reflects expenses after any expense offset arrangements.

 34 Janus Adviser Series

               The total returns in the table below represent the rate that an investor would have earned (or lost) on an investment in Class C Shares of Janus Adviser Strategic Value Fund, for the fiscal period ended January 31, 2003 (assuming reinvestment of all dividends and distributions). Class C Shares first became available on September 30, 2002. The information shown is unaudited. This information is included in the Semiannual Report, which is available upon request and incorporated by reference into the SAI.



STRATEGIC VALUE FUND - CLASS C
                                                                    For the period ended
                                                                    January 31, 2003(1)
----------------------------------------------------------------------------------------
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                                  $6.22
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                                (0.03)
  3.  Net gains (or losses) on securities (both realized and
      unrealized)                                                            0.07
  4.  Total from investment operations                                       0.04
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                                   --
  6.  Distributions (from capital gains)                                       --
  7.  Total distributions                                                      --
  8.  NET ASSET VALUE, END OF PERIOD                                        $6.26
  9.  Total return*                                                         0.64%
 10.  Net assets, end of period (in thousands)                                $51
 11.  Average net assets for the period (in thousands)                        $40
 12.  Ratio of gross expenses to average net assets**(2)                    2.28%(3)
 13.  Ratio of net expenses to average net assets**(4)                      2.28%
 14.  Ratio of net investment income to average net assets**              (1.61%)
 15.  Portfolio turnover ratio**                                              30%
----------------------------------------------------------------------------------------



 *  Total return not annualized for periods of less than one full year.


**  Annualized for periods of less than one full year.


(1) Period September 30, 2002 (inception) to January 31, 2003.


(2) The expense ratio reflects expenses prior to any expense offset arrangements.


(3) The ratio was 5.20% in the fiscal period ended January 31, 2003 before waiver of certain fees and expense offsets incurred by Strategic Value Fund.


(4) The expense ratio reflects expenses after any expense offset arrangements.


                                                        Financial highlights  35

GLOSSARY OF INVESTMENT TERMS

--------------------------------------------------------------------------------

               This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

               BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

               COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

               COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

               CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

               DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

               DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks

 36 Janus Adviser Series

               (Global or European Depositary Receipts) and broker-dealers (depositary shares).

               EQUITY SECURITIES include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.


               EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.


               FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

               HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

               MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, the Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security

                                                Glossary of investment terms  37
               subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

               PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that the Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

               PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

               PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

               RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

               STANDBY COMMITMENTS are obligations purchased by the Fund from a dealer that give the Fund the option to sell a security to the dealer at a specified price.

               STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

 38 Janus Adviser Series

               STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

               TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

               U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

               VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

               WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price

                                                Glossary of investment terms  39
               is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

               ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

               FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Fund may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

               FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Fund may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. government, foreign government, equity or fixed-income securities. The Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

               INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices,

 40 Janus Adviser Series
               commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

               INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

               INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

               OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Fund may purchase and write put and call options on securities, securities indices and foreign currencies. The Fund may purchase or write such options individually or in combination.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

               REPURCHASE AGREEMENTS involve the purchase of a security by the Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

                                                Glossary of investment terms  41

               REVERSE REPURCHASE AGREEMENTS involve the sale of a security by the Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

               SHORT SALES in which the Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that the Fund borrows and does not own. The Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For "naked" short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale and if the price declines during this period, the Fund will realize a short-term capital gain. Although the Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

               WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

 42 Janus Adviser Series

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                                                                              43

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 44

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


                   You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report free of charge, by contacting your plan sponsor, broker or financial institution. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Other information is also available from financial intermediaries that sell Shares of the Fund.


                   The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's Web site at http://www.sec.gov.

                      [JANUS LOGO]

                                   www.janus.com

                                   100 Fillmore Street
                                   Denver, CO 80206-4928
                                   1-800-525-0020


                    Investment Company Act File No. 811-9885

                 June 2, 2003




                 GROWTH
                Janus Adviser Capital Appreciation Fund
                Janus Adviser Growth Fund
                Janus Adviser Growth and Income Fund
                Janus Adviser Mid Cap Growth Fund
                  (Formerly, Janus Adviser Aggressive
                  Growth Fund)
                Janus Adviser Risk-Managed Large Cap
                  Growth Fund






               INTERNATIONAL/GLOBAL
                Janus Adviser International Growth Fund
                  (Formerly, Janus Adviser International Fund)
                Janus Adviser International Value Fund
                  (Formerly, Janus Adviser Global
                  Value Fund)
                Janus Adviser Worldwide Fund





                       CORE
                        Janus Adviser Balanced Fund
                        Janus Adviser Core Equity Fund
                        Janus Adviser Risk-Managed
                          Large Cap Core Fund





                       VALUE
                        Janus Adviser Mid Cap Value
                          Fund





                       INCOME
                        Janus Adviser Flexible Income
                          Fund


                              JANUS ADVISER SERIES
                                 CLASS I SHARES
                                 CLASS C SHARES

                      Statement of Additional Information

     This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus for Class I Shares and Class C Shares (collectively, the "Shares") of the Funds listed above, each of which is a separate series of Janus Adviser Series, a Delaware business trust (now called a Delaware statutory trust). Each of these series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. Janus Capital Management LLC ("Janus Capital") is the investment adviser of each Fund. In addition, a subadviser is responsible for the day to day operations of certain Funds. Janus Adviser Mid Cap Growth Fund was formerly known as Aggressive Growth Fund. The name change was effective June 2, 2003. Janus Adviser International Growth Fund was formerly known as Janus Adviser International Fund. The name change was effective June 2, 2003. Janus Adviser International Value Fund was formerly known as Janus Adviser Global Value Fund. The name change was effective December 31, 2002.


     Shares of the Funds may be purchased only through institutional channels such as qualified and non-qualified retirement and pension plans, bank trust departments, brokers, financial advisers and other financial intermediaries.


     This SAI is not a Prospectus and should be read in conjunction with the Funds' Prospectus dated June 2, 2003, which is incorporated by reference into this SAI and may be obtained from your plan sponsor, broker or other financial intermediary. This SAI contains additional and more detailed information about the Funds' operations and activities than the Prospectus. The Annual and Semiannual Reports, which contain important financial information about the Funds, are incorporated by reference into this SAI and are also available, without charge, from your plan sponsor or other financial intermediary.

[JANUS LOGO]

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                Classification, Investment Policies and
                Restrictions, and Investment Strategies and
                Risks...........................................    2
                Investment Adviser and Subadvisers..............   43
                Custodian, Transfer Agent and Certain
                Affiliations....................................   56
                Portfolio Transactions and Brokerage............   59
                Trustees and Officers...........................   70
                Shares of the Trust.............................   81
                   Net Asset Value Determination................   81
                   Purchases....................................   82
                   Distribution and Shareholder Servicing
                   Plans........................................   83
                   Redemptions..................................   86
                Income Dividends, Capital Gains Distributions
                and Tax Status..................................   89
                Principal Shareholders..........................   91
                Miscellaneous Information.......................   93
                   Shares of the Trust..........................   94
                   Shareholder Meetings.........................   94
                   Voting Rights................................   94
                   Independent Accountants......................   95
                   Registration Statement.......................   95
                Performance Information.........................   96
                Financial Statements............................  106
                Appendix A......................................  108
                   Explanation of Rating Categories.............  108

CLASSIFICATION, INVESTMENT POLICIES AND
RESTRICTIONS, AND INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

CLASSIFICATION


               Each Fund is a series of Janus Adviser Series (the "Trust"), an open-end, management investment company. The Investment Company Act of 1940 ("1940 Act") classifies mutual funds as either diversified or nondiversified. Funds that are classified as nondiversified will be operated in a manner consistent with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code").



               Capital Appreciation Fund, Mid Cap Growth Fund and International Value Fund are all classified as nondiversified. Growth Fund, Growth and Income Fund, Risk-Managed Large Cap Growth Fund, International Growth Fund, Worldwide Fund, Balanced Fund, Core Equity Fund, Risk-Managed Large Cap Core Fund, Mid Cap Value Fund and Flexible Income Fund are all classified as diversified.



               SUBADVISERS



               FUNDS SUBADVISED BY INTECH. Enhanced Investment Technologies, LLC ("INTECH") is the investment subadviser for Risk-Managed Large Cap Growth Fund and Risk-Managed Large Cap Core Fund (together, the "Risk-Managed Funds").



               FUND SUBADVISED BY PERKINS. PWM NEWCO, LLC ("Perkins") is the investment subadviser for Mid Cap Value Fund.


INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL FUNDS


               The Funds are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of
               (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund or particular class of shares if a matter affects just that Fund or that class of shares), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or class of shares) are present or represented by proxy. The following policies are fundamental policies of the

               Funds. Each of these policies applies to all of the Funds, except policy (1), which applies only to the Funds specifically listed in that policy.



               (1) With respect to 75% of its total assets, Janus Adviser Growth Fund, Janus Adviser Growth and Income Fund, Janus Adviser Risk-Managed Large Cap Growth Fund, Janus Adviser International Growth Fund, Janus Adviser Worldwide Fund, Janus Adviser Balanced Fund, Janus Adviser Core Equity Fund, Janus Adviser Risk-Managed Large Cap Core Fund, Janus Adviser Mid Cap Value Fund and Janus Adviser Flexible Income Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities, and other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.


               Each Fund may not:

               (2) Invest 25% or more of the value of their respective total assets in any particular industry (other than U.S. Government securities).

               (3) Invest directly in real estate or interests in real estate; however, the Funds may own debt or equity securities issued by companies engaged in those businesses.

               (4) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Funds from purchasing or selling foreign currencies, options, futures, swaps, forward contracts or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

               (5) Lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities or loans, including assignments and participation interests).

               (6) Act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

               (7) Borrow money except that the Funds may each borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions or futures, options, swaps or forward transactions. The Funds may not issue "senior securities" in contravention of the 1940 Act.

               As a fundamental policy, each Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as such Fund.

               The Trustees have adopted additional investment restrictions for the Funds. These restrictions are operating policies of the Funds and may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following:

               (a) A Fund will not (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission ("CFTC") regulations, except that a Fund may enter into futures contracts and related options for purposes other than for bona fide hedging as permitted under CTFC Rule 4.5; and
               (ii) enter into any futures contracts if the aggregate amount of such Fund's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

               (b) The Funds may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor ("short sales against the box"). In addition, each Fund except Janus Adviser Flexible Income Fund may engage in "naked" short sales, which involve selling a security that a Fund borrows and does not own. The total market value of all of a Fund's naked short sale positions will not exceed 8% of its assets. Transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.


               (c) The Funds do not currently intend to purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

               (d) A Fund may not mortgage or pledge any securities owned or held by such Fund in amounts that exceed, in the aggregate, 15% of that Fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.


               (e) The Funds do not currently intend to purchase any security or enter into a repurchase agreement, if as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Funds' investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

               (f) The Funds may not invest in companies for the purpose of exercising control of management.

               Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each of the Funds may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital serves as investment adviser. All such borrowing and lending will be subject to the above limits. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

               For the purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.

               For purposes of the Funds' restriction on investing in a particular industry, the Funds will rely primarily on industry classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. classifications are so broad that the primary economic characteristics in a single class are materially different, the Funds may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT POLICIES APPLICABLE TO CERTAIN FUNDS

               BALANCED FUND. As an operational policy, at least 25% of the assets of Balanced Fund normally will be invested in fixed-income senior securities.

               FLEXIBLE INCOME FUND. As a fundamental policy, this Fund may not purchase a non-income-producing security if, after such purchase, less than 80% of the Fund's total assets would be invested in income-producing securities. Income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

INVESTMENT STRATEGIES AND RISKS

Cash Position


               As discussed in the Prospectus, a Fund's cash position may temporarily increase under various circumstances. Securities that the Funds may invest in as a means of receiving a return on idle cash include domestic or foreign denominated commercial paper, certificates of deposit, repurchase agreements or other short-term debt obligations. These securities may include U.S. and foreign short-term cash instruments. The Funds may also invest in money market funds, including funds managed by Janus Capital. (See "Investment Company Securities").



               The Risk-Managed Funds, subadvised by INTECH, normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. These Funds may use futures and options contracts and may invest in exchange traded funds to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. These Funds may invest in government securities and other short-term, interest-bearing securities without regard to the Fund's otherwise applicable percentage limits, policies or its normal investment emphasis, when Janus Capital or INTECH believes market, economic or political conditions warrant a temporary defensive position.


Illiquid Investments

               Each Fund may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper and municipal lease obligations purchased by the Funds. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: (1) the frequency of trades and quoted prices for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not deemed to be a restricted security subject to these procedures.

               If illiquid securities exceed 15% of a Fund's net assets after the time of purchase the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, a portfolio manager may not be able to dispose of them in a timely manner. As a result, a Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the net asset value of a Fund to decline.

               Each Fund except Janus Adviser Flexible Income Fund may invest up to 5% of its total assets in venture capital investments, although no more than 0.5% of its total assets will be invested in any one venture capital company. Venture capital investments are investments in new and early stage companies whose securities are not publicly traded. Venture capital investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The Funds may not be able to sell such investments when a portfolio manager deems it appropriate to do so due to restrictions on their sale. In addition, the Funds may be forced to sell their venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the Funds may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in a Fund's NAV.


Securities Lending

               Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. Since there is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially, securities lending will only be made to parties that Janus Capital deems creditworthy and in good standing. In addition, such loans will only be made if Janus Capital believes the benefit from granting such loans justifies the risk. The Funds will not have the right to vote on securities while they are being lent, but they will call a loan in anticipation of any important vote. All loans will be continuously secured by collateral which consists of cash, U.S. Government securities, letters of credit and such other collateral permitted by the SEC. Cash collateral may be invested in money market funds advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC.

Foreign Securities



               Within the parameters of its specific investment policies, each Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:



               CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.



               POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.



               REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.



               MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.



               TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.


Short Sales

               Each Fund may engage in "short sales against the box." This technique involves selling either a security that a Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.


               Each Fund except Janus Adviser Flexible Income Fund may also engage in "naked" short sales. In a naked short sale transaction, a Fund sells a security it does not own to a purchaser at a specified price. To complete a naked short sale, a Fund must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender. A Fund may sell securities short only on a fully collateralized basis, as permitted by SEC interpretations. At the time of a short sale, a Fund will establish and maintain a segregated account consisting of liquid assets equal in value to the purchase price due on the settlement date under the short sale period. The value of the liquid assets will be marked to market daily. A Fund will engage in naked short sales when its portfolio manager anticipates that the security's market purchase price will be less than its borrowing price. Naked short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, naked short sales carry risks of loss if the value of a security sold short increases prior to the scheduled delivery date and a Fund must pay more for the security than it has received from the purchaser in the short sale. The total market value of all of a Fund's naked short sale positions will not exceed 8% of its assets.

Zero Coupon, Step Coupon and Pay-In-Kind Securities

               Within the parameters of its specific investment policies, each Fund may invest up to 10% (without limit for Flexible Income
               Fund) of its assets in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any Fund's restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

               Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Code, a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Fund might obtain such cash from selling other portfolio holdings which might cause that Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for that Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.

               Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Pass-Through Securities


               The Funds may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Funds. The most common type of pass-through securities are mortgage-backed securities. Ginnie Mae Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Fund will generally purchase "modified pass-through" Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

               Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. Government.

               Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae Certificates"). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. Government.

               Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Funds), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. A portfolio manager will consider estimated prepayment rates in calculating the average-weighted maturity of a Fund. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash and that Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

               Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.


               The Funds also may invest in pass-through securities, which are interests evidencing direct ownership of a pool of debt securities. Holders of the interests are entitled to receive distributions of interest, principal and other payments on each of the underlying debt securities (less expenses). The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, a Fund may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of the funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass-through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI and in the Funds' Prospectus may apply.


Investment Company Securities

               From time to time, the Funds may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act. The Funds may invest in securities of money market funds managed by Janus Capital in excess of the limitations of Section 12(d)(1) under the terms of an SEC exemptive order obtained by Janus Capital and the Janus funds.


               Investment companies may include index-based investments such as exchange traded funds ("ETFs"), which hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investment is the same as investing in a portfolio of equity securities comprising the index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses a Fund bears directly in connection with its own operations. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount to their NAVs.) Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.


Depositary Receipts

               The Funds may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an

               American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Funds may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similar to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.


               Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Funds' Prospectus.


Municipal Obligations

               The Funds may invest in municipal obligations issued by states, territories and possessions of the United States and the District of Columbia. The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable a Fund to demand payment on short notice from the issuer or a financial intermediary.

Other Income-Producing Securities


               Other types of income-producing securities that the Funds may purchase include, but are not limited to, the following types of securities:


               VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

               In order to most effectively use these investments, a portfolio manager must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio manager incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

               STANDBY COMMITMENTS. These instruments, which are similar to a put, give a Fund the option to obligate a broker, dealer or bank to repurchase a security held by that Fund at a specified price.

               TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

               INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No Fund will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a fund could lose money or its NAV could decline by the use of inverse floaters.

               STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

               The Funds will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of their holdings.

Repurchase and Reverse Repurchase Agreements

               In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Funds to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital.

               A Fund may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Funds will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund, although the Fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

High-Yield/High-Risk Bonds


               Within the parameters of its specific investment policies, no Fund intends to invest 35% or more of its net assets in bonds that are rated below investment grade (e.g., bonds rated BB+ or lower by Standard & Poor's Rating Service or Ba or lower by Moody's Investors Service, Inc.), except Mid Cap Growth Fund, Risk-Managed Large Cap Growth Fund, Core Equity Fund, Risk-Managed Large Cap Core Fund and Mid Cap Value Fund will, under normal circumstances, each limit its investment in such bonds to 20% of its net assets. Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.

               Any Fund may also invest in unrated bonds of foreign and domestic issuers. For the Funds subject to such limit, unrated bonds will be included in each Fund's limit on investments in bonds rated below investment grade unless its portfolio manager deems such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. A Fund's portfolio manager will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.

Defaulted Securities

               A Fund will invest in defaulted securities only when its portfolio manager believes, based upon his or her analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. For the Funds subject to such limit, defaulted securities will be included in each Fund's limit on investments in bonds rated below investment grade. Notwithstanding the portfolio manager's belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

               FINANCIAL AND MARKET RISKS. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

               DISPOSITION OF PORTFOLIO SECURITIES. Although these Funds generally will purchase securities for which their portfolio managers expect an active market to be maintained, defaulted securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Funds will limit holdings of any such securities to amounts that the portfolio managers believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Funds' ability to readily dispose of securities to meet redemptions.

               OTHER. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Funds.

Futures, Options and Other Derivative Instruments

               FUTURES CONTRACTS. The Funds may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. Government securities, foreign government securities, equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the CFTC and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

               The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain other liquid assets by the Funds' custodian or subcustodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, that Fund may be entitled to return of margin owed to such Fund only in proportion to the amount received by the FCM's other customers. Janus Capital will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Funds do business and by depositing margin payments in a segregated account with the Funds' custodian.

               The Funds intend to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. The Funds will use futures contracts and related options primarily for bona fide hedging purposes within the meaning of CFTC regulations. To the extent that the Funds hold positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the Funds intend to comply with the requirements of CFTC Rule 4.5. Rule 4.5 currently provides that the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of a Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The CFTC recently proposed amendments to Rule
               4.5 that also would permit the Funds to use futures and related options for non-hedging purposes provided that the notional value of such positions does not exceed the liquidation value of a Fund's portfolio. The CFTC has indicated that the Funds may currently rely on this alternative test, pending adoption of the final amendments to Rule 4.5.


               Although a Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because a Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

               The Risk-Managed Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. A Fund may also enter into futures contracts to protect that Fund from fluctuations in the value of individual securities or the securities markets generally, or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. A Fund may also use this technique with respect to an individual company's stock. To the extent a Fund enters into futures contracts for this purpose, the segregated assets maintained to cover such Fund's obligations with respect to the futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Fund with respect to the futures contracts. Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if a Fund holds an individual company's stock and expects the price of that stock to decline, the Fund may sell a futures contract on that stock in hopes of offsetting the potential decline in the company's stock price. A Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.



               If a Fund owns bonds and the portfolio manager expects interest rates to increase, that Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Fund selling bonds in its portfolio. If interest rates increase as anticipated, the value of the bonds would decline, but the value of that Fund's interest rate futures contract will increase, thereby keeping the net asset value of that Fund from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, that Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

               The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by a portfolio manager still may not result in a successful use of futures.

               Futures contracts entail risks. Although the Funds believe that use of such contracts will benefit the Funds, a Fund's overall performance could be worse than if such Fund had not entered into futures contracts if the portfolio manager's investment judgement proves incorrect. For example, if a Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Fund.

               The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly such Fund's current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of such Fund's investments.

               Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Fund's other investments.

               Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Fund's access to other assets held to cover its futures positions also could be impaired.


               OPTIONS ON FUTURES CONTRACTS. The Funds may buy and write put and call options on futures contracts. An option on a future gives a Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. As with other option transactions, securities will be segregated to cover applicable margin or segregation requirements on open futures contracts. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.



               The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures' price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Fund is considering buying. If a call or put option a Fund has written is exercised, such Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

               The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

               The amount of risk a Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.


               FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. The Funds may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies or other financial instruments. Currently, the Fund does not intend to invest in forward contracts other than forward currency contracts. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

               The following discussion summarizes the Funds' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). A Fund may enter into forward currency contracts with stated contract values of up to the value of that Fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. A Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances a Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

               These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Fund's currency exposure from one foreign currency to another removes that Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Fund if its portfolio manager's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

               The Funds will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or whose value is tied to the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, the Funds' custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of such Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, a Fund will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such Fund's commitments with respect to such contracts. As an alternative to segregating assets, a Fund may buy call options permitting such Fund to buy the amount of foreign currency being hedged by a forward sale contract or a Fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

               While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Funds' ability to utilize forward contracts may be restricted. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

               OPTIONS ON FOREIGN CURRENCIES. The Funds may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, such Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

               Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Fund could sustain losses on transactions in foreign currency options that would require such Fund to forego a portion or all of the benefits of advantageous changes in those rates.

               The Funds may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Fund could, instead of purchas-ing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

               Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

               The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if that Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Fund in cash or other liquid assets in a segregated account with the Funds' custodian.

               The Funds also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

               OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in net asset value, the Funds may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. The Funds may write and buy options on the same types of securities that the Funds may purchase directly.

               A put option written by a Fund is "covered" if that Fund (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Funds' custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

               A call option written by a Fund is "covered" if that Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Funds' custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if a Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by that Fund in cash and other liquid assets in a segregated account with its custodian.

               The Funds also may write call options that are not covered for cross-hedging purposes. A Fund collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its portfolio manager believes that writing the option would achieve the desired hedge.

               The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

               The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

               In the case of a written call option, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Fund to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit a Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, such Fund will effect a closing transaction prior to or concurrent with the sale of the security.

               A Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

               An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Fund may not be able to effect closing transactions in particular options and the Fund would have to exercise the options in order to realize any profit. If a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options, (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange, (v) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

               A Fund may write options in connection with buy-and-write transactions. In other words, a Fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

               The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position or take delivery of the security at the exercise price and that Fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

               A Fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

               A Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Fund.

               A Fund may write straddles (combinations of put and call options on the same underlying security), which are generally a non-hedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that a Fund has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

               EURODOLLAR INSTRUMENTS. A Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

               SWAPS AND SWAP-RELATED PRODUCTS. A Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Funds' custodian. If a Fund enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one NRSRO at the time of entering into such transaction. Janus Capital will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

               The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

               There is no limit on the amount of interest rate swap transactions that may be entered into by a Fund. These transactions may in some instances involve the delivery of securities or other underlying assets by a Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that a Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

               ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the Funds in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

               Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

               The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the

               OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

               In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

INVESTMENT ADVISER AND SUBADVISERS
--------------------------------------------------------------------------------

INVESTMENT ADVISER - JANUS CAPITAL MANAGEMENT LLC


               As stated in the Prospectus, each Fund has an Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital with the remaining 5% held by Janus Management Holdings Corporation.



               Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds' investments, provide office space for the Funds, and pay the salaries, fees and expenses of all Fund officers and of those Trustees who are interested persons of Janus Capital. Janus Capital also may make payments to selected broker-dealer firms or institutions which were instrumental in the acquisition of shareholders for the Funds or other Janus Funds or which perform recordkeeping or other services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Funds. As discussed below, Janus Capital has delegated certain of these duties to INTECH and Perkins pursuant to Subadvisory Agreements between Janus Capital and each Subadviser.


               From their own assets, Janus Capital, Janus Distributors LLC or their affiliates may pay retirement plan service providers, brokers, banks, financial advisers and other financial intermediaries fees for providing recordkeeping, subaccounting and other administrative services to their customers in connection with investment in the Funds. These fees may be in addition to any 12b-1 fees or other fees paid from the Funds' assets to these financial intermediaries.

               The Funds pay custodian and transfer agent fees and expenses, brokerage commissions and dealer spreads and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest, taxes, trade or other investment company dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Fund Trustees who are interested persons of Janus Capital, trade or other investment company organization dues and expenses and other costs of complying with applicable laws regulating the sale of Fund shares. Pursuant to the Advisory Agreements, Janus Capital furnishes certain other services, including net asset value determination, portfolio accounting, recordkeeping, and blue sky registration and monitoring services, for which the Funds may reimburse Janus Capital for its costs.



               Capital Appreciation Fund, Growth Fund, Growth and Income Fund, Mid Cap Growth Fund, Risk-Managed Large Cap Growth Fund, International Growth Fund, International Value Fund, Worldwide Fund, Balanced Fund, Core Equity Fund and Risk-Managed Large Cap Core Fund, have each agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.65% of the average daily net assets of each Fund. Mid Cap Value Fund has agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.65% of the average daily net assets of the Fund, with the provision that 50% of this fee (less any fee waivers or expense reimbursements) is payable directly by the Fund to Perkins, the Fund's subadviser. Flexible Income Fund has agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.65% of the first $300 million of the average daily net assets of the Fund, plus 0.55% of the average daily net assets of the Fund in excess of $300 million.

               Until at least July 31, 2003 (or until the next annual renewal of the advisory agreements for International Value Fund, Risk-Managed Large Cap Growth Fund, Risk-Managed Large Cap Core Fund and Mid Cap Value Fund), provided that Janus Capital remains investment adviser to the Funds, Janus Capital has agreed by contract to waive the advisory fee payable by each Fund in an amount equal to the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee and administrative services fee for Class I Shares, the distribution and shareholder servicing fee for Class C Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed the following annual rates:



                                  Expense Limit
                                   Percentage
Fund Name                              (%)
-----------------------------------------------
Capital Appreciation Fund             0.68
Growth Fund                           0.67
Growth and Income Fund                1.02
Mid Cap Growth Fund(1)                0.66
Risk-Managed Large Cap Growth
  Fund                                1.25
International Growth Fund(2)          0.74
International Value Fund(3)           1.25
Worldwide Fund                        0.70
Balanced Fund                         0.67
Core Equity Fund                      1.25
Risk-Managed Large Cap Core
  Fund                                1.25
Mid Cap Value Fund                    1.25
Flexible Income Fund                  0.70



(1) Formerly, Aggressive Growth Fund.


(2) Formerly, International Fund.


(3) Formerly, Global Value Fund.

               The following table summarizes the advisory fees paid by the Funds and any advisory fee waivers for the last two fiscal periods of each Fund. The information below is for the fiscal periods ended July 31. The Trust commenced operations on August 1, 2000. Therefore, this information is not available for fiscal periods prior to that date. In addition, this information is not available for Risk-Managed Large Cap Growth Fund, Risk-Managed Large Cap Core Fund and Mid Cap Value Fund because these Funds had not commenced operations as of July 31, 2002. The information presented in the table below reflects the management fees in effect during each of the periods shown.



                                                 2002                           2001
                                       -------------------------    -----------------------------
Fund Name                              Advisory Fees    Waivers     Advisory Fees      Waivers
-------------------------------------------------------------------------------------------------
Capital Appreciation Fund               $3,329,756      $      0     $1,170,031      $128,296
Growth Fund                             $2,100,137      $ 88,362     $1,606,641      $151,514
Growth and Income Fund                  $1,011,282      $      0     $  147,983      $ 78,398
Mid Cap Growth Fund(1)                  $1,913,107      $ 81,336     $2,285,514      $246,195
International Growth Fund(2)            $3,456,290      $ 51,069     $1,850,941      $205,532
International Value Fund(3)             $   15,766      $ 15,766(4)  $    3,235      $  3,235(4)(5)
Worldwide Fund                          $6,973,107      $ 64,733     $4,529,513      $303,991
Balanced Fund                           $4,436,635      $126,459     $2,186,854      $151,758
Core Equity Fund                        $   83,649      $      0     $   25,901      $ 25,901(4)
Flexible Income Fund                    $  209,295      $ 64,947     $   17,615      $ 17,615(4)



(1) Formerly, Aggressive Growth Fund.


(2) Formerly, International Fund.


(3) Formerly, Global Value Fund.


(4) Fee waiver by Janus Capital exceeded the advisory fee.


(5) May 1, 2001 (inception) to July 31, 2001.



               Each Fund's Advisory Agreement is dated April 3, 2002 except for the Advisory Agreements for Risk-Managed Large Cap Growth Fund, Risk-Managed Large Cap Core Fund and Mid Cap Value Fund, which are dated December 10, 2002, and will continue in effect until July 1, 2004, and thereafter from year to year so long as such continuance is approved annually by a majority of the Funds' Trustees who are not parties to the Advisory Agreements or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees"), and by either a majority of the outstanding voting shares of each Fund or the Trustees of the Funds. Each Advisory Agreement (i) may be terminated without the payment of any penalty by any Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Fund, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund.



SUBADVISERS



               Janus Capital has entered into subadvisory agreements ("Subadvisory Agreements") on behalf of Risk-Managed Large Cap Growth Fund, Risk-Managed Large Cap Core Fund and Mid Cap Value Fund.



ENHANCED INVESTMENT TECHNOLOGIES, LLC



               Janus Capital has entered into a subadvisory agreement with Enhanced Investment Technologies, LLC ("INTECH"), 2401 PGA Boulevard, Suite 200, Palm Beach Gardens, Florida 33410, on behalf of Risk-Managed Large Cap Growth Fund and Risk-Managed Large Cap Core Fund.



               INTECH has been in the investment advisory business since 1987. INTECH also serves as investment adviser or subadviser to separately managed accounts. As of January 1, 2003, Janus Capital owned 50.1% of the outstanding voting shares of INTECH.



               Under the Subadvisory Agreement between Janus Capital and INTECH, INTECH is responsible for day-to-day investment operations for Risk-Managed Large Cap Growth Fund and Risk-Managed Large Cap Core Fund. Investments will be acquired, held, disposed of or loaned, consistent with the investment objectives, policies and restrictions established by the Trustees and set forth in the Trust's registration statement. INTECH is also obligated to: (i) place all orders for the purchase and sale of investments for the Fund with brokers or dealers selected by INTECH; (ii) perform certain limited related administrative func-tions; (iii) provide the Trustees with oral or written reports regarding the investment portfolio of the Fund; and (iv) maintain all books and records required under federal securities law. The Subadvisory Agreement provides that INTECH shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Funds, except for willful malfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Subadvisory Agreement and except to the extent otherwise provided by law.



               The Subadvisory Agreement will continue in effect until July 1, 2004, and thereafter from year to year if such continuation is specifically approved at least annually by the Trustees or by a vote of a majority of the outstanding shares of the Funds and in either case by vote of a majority of the Independent Trustees of the Funds. The Subadvisory Agreement is subject to termination by the Fund or the subadviser on 60 days' written notice and terminates automatically in the event of its assignment and in the event of termination of the Investment Advisory Agreement.



PWM NEWCO, LLC



               Janus Capital has entered into a subadvisory agreement ("Subadvisory Agreement") on behalf of Mid Cap Value Fund with PWM NEWCO, LLC ("Perkins"), 310 S. Michigan Avenue, Suite 2600, Chicago, Illinois, 60604. Perkins (i) manages the investment operations of the Fund; (ii) keeps Janus Capital fully informed as to the valuation of assets of the Fund, its condition, investment decisions and conditions; (iii) maintains all books and records required under federal securities law; (iv) performs certain limited related administrative functions; and (v) provides the Trustees and Janus Capital with economic, operational and investment data and reports.



               Perkins has been in the investment advisory business since 1984. Perkins also serves as investment adviser or subadviser to separately managed accounts and other registered investment companies. Janus Capital has agreed to take a 30% ownership stake in Perkins' investment advisory business subject to certain conditions. This transaction is expected to close in April 2003.



               Under the Subadvisory Agreement between Janus Capital and Perkins, investments will be acquired, held, disposed of or loaned, consistent with the investment objectives, policies and restrictions established by the Trustees and set forth in the Trust's registration statement. The Subadvisory Agreement provides that Perkins shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Funds, except for willful malfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Subadvisory Agreement and except to the extent otherwise provided by law.



               The Subadvisory Agreement with Perkins will continue in effect until July 1, 2004, and thereafter from year to year if such continuation is specifically approved at least annually by the Trustees or by a vote of a majority of the outstanding shares of the Funds and in either case by vote of a majority of the Independent Trustees of the Fund. The Subadvisory Agreement is subject to termination by the Fund or Perkins on 60 days' written notice, or material breach of Janus Capital or Perkins' duties if that breach is not cured within a 20-day period after notice of breach, or if Perkins is unable to discharge its duties and obligations, and terminates automatically in the event of its assignment and in the event of termination of the Investment Advisory Agreement.

               Under each Subadvisory Agreement, the subadviser is compensated according to the following schedule:



          Fund                               Subadviser   Annual Rate
          Risk-Managed Large Cap Growth
            Fund                              INTECH         0.26%*
          Risk-Managed Large Cap Core Fund    INTECH         0.26%*
          Mid Cap Value Fund                  Perkins       0.325%**



                * The Risk-Managed Funds pay no fees directly to the subadviser.
                  Janus Capital pays this subadvisory fee.


               ** The Mid Cap Value Fund pays to Perkins a fee equal to 50% of the advisory fee Janus receives from the Fund (calculated after any fee waivers).


               APPROVAL OF INVESTMENT ADVISORY AGREEMENTS


               In approving or continuing the Funds' Advisory Agreements, the Trustees requested and considered a wide range of information provided by Janus Capital, certain of its affiliates and Morningstar Inc. Among other things, the Trustees considered information about:



               - Janus Capital and its personnel (including particularly those personnel with responsibilities for providing services to the Funds), resources and investment process;



               - the terms of each Advisory Agreement;



               - the scope and quality of the services that Janus Capital provides to the Funds;



               - the historical investment performance of each Fund (if
                 applicable) and that of comparable funds managed by other advisers over various periods;



               - the advisory fee rates payable to Janus Capital by the Funds and by other funds and client accounts managed by Janus Capital, and payable by comparable funds managed by other advisers;



               - the total expense ratio of each Fund and of comparable funds managed by other advisers;



               - compensation payable by the Funds to affiliates of Janus
                 Capital for other services;

               - the profitability to Janus Capital and its affiliates of their relationships with the Funds; and



               - Janus Capital's use of the Funds' brokerage transactions to obtain research benefiting the Funds or other Janus Capital clients at a cost that may be in excess of the amount other brokers would charge or to reduce certain out-of-pocket expenses otherwise payable by the Funds.



               In addition, the Independent Trustees received advice from independent legal counsel. Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved or continued each Advisory Agreement and concluded that the compensation under each Advisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.



APPROVAL OF SUBADVISORY AGREEMENT



               The subadvised Funds' Subadvisory Agreements were unanimously approved by the vote of the Trustees cast in person at a meeting held December 10, 2002. In preparation for their meeting, the Trustees requested and reviewed a wide variety of materials, including:



               - information regarding the subadvisers and their personnel and investment processes;



               - the terms of the Subadvisory Agreements;



               - the scope and quality of the services that the subadvisers provide to the Funds;



               - the historical investment performance of accounts managed by
                 INTECH and Perkins;



               - the rate of fees paid to the subadvisers by Janus Capital and by other client accounts managed by the subadvisers; and

               - the procedures followed by the subadvisers with respect to portfolio's brokerage and trade allocations.



               In addition, the Independent Trustees received advice from independent legal counsel. Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the Subadvisory Agreements and concluded that the compensation under the Subadvisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.



ADDITIONAL INFORMATION ABOUT JANUS CAPITAL AND THE SUBADVISERS



               Janus Capital acts as sub-adviser for a number of private-label mutual funds and provides separate account advisor services for institutional accounts. Investment decisions for each account managed by Janus Capital, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers will be allocated pro rata under procedures adopted by Janus Capital. In some cases, the allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others cases, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.



               With respect to allocations of initial public offerings ("IPOs"), under IPO allocation procedures adopted by Janus Capital, accounts will participate in an IPO if the portfolio manager believes the IPO is an appropriate investment based on the account's investment restrictions, risk profile, asset composition, and/or cash levels. The IPO allocation procedures require that each account be assigned to a pre-defined group ("IPO Group"), based on objective criteria set forth in the procedures. Generally, an account may not participate in an IPO unless it is assigned to an IPO Group that correlates with the pre-offering market capitalization ("IPO Classification") of the company. If, however, the portfolio manager intends to build a long-term position in the company and purchase securities in both the initial offering and in the immediate aftermarket, then all participating portfolio managers' clients will receive the same proportion of IPO shares to aftermarket shares, resulting in a blended price equal to the average price paid for all IPO and immediate aftermarket shares. If there is no immediate aftermarket activity, all shares purchased will be allocated pro rata to the participating manager's accounts in the IPO Group corresponding to the IPO Classification, subject to a de minimis standard. In situations where a portfolio manager wants to take a small position in a security, an exception to this de minimis standard may be allowed. These IPO allocation procedures may result in certain accounts, particularly larger accounts, receiving fewer IPOs than other accounts, which may impact performance.


               Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots, and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to a portfolio manager who is instrumental in originating or developing an investment opportunity or to comply with a portfolio manager's request to ensure that his or her accounts receive sufficient securities to satisfy specialized investment objectives.



               INTECH, the subadviser for Risk-Managed Large Cap Growth Fund and Risk-Managed Large Cap Core Fund, generates regular daily trades for all of its clients, including Risk-Managed Large Cap Growth Fund and Risk-Managed Large Cap Core Fund, using proprietary trade system software. Before submission for execution, trades are reviewed by the trader for errors or discrepancies. No alteration to proportions or calculated trades is permitted without the express permission of INTECH's Chief Investment Officer. Trades are submitted to designated brokers in a single electronic file at one time during the day, pre-allocated to individual clients. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order.



               Perkins, the subadviser for Mid Cap Value Fund, may buy and sell securities, or engage in other investments, on behalf of multiple clients, including the Mid Cap Value Fund. Perkins seeks to allocate trades among its clients on an equitable basis, taking into consideration such factors as the size of the client's portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability.


               Pursuant to an exemptive order granted by the SEC, the Funds and other funds advised by Janus Capital may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating portfolios on a pro rata basis.




               Each account managed by Janus Capital or the subadvisers has its own investment objective and policies and is managed accordingly by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.



               Janus Capital and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy and Outside Employment Policy. The Rules are designed to ensure that their personnel (i) at all times place first the interests of the Funds; (ii) conduct all personal trading consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (iii) not use any material non-public information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC Web site at www.sec.gov.

               Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital and Janus Distributors personnel are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Funds. In addition, Janus Capital and Janus Distributors personnel are not permitted to transact in securities held by the Funds for their personal accounts except under circumstances specified in the Code of Ethics. All personnel, of Janus Capital, Janus Distributors and the Funds and certain other designated employees deemed to have access to current trading information are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.



               In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital and Janus Distributors personnel may be required to forfeit their profits made from personal trading.



               Employees of INTECH and Perkins are not subject to the Janus Code of Ethics. INTECH has adopted its own Code of Ethics and Statement of Personal Trading Polices, and Perkins has adopted its own Code of Ethics (collectively, the "Codes"), which INTECH and Perkins have certified comply with Rule 17j-1 under the 1940 Act. The Codes establish policies and procedures which govern certain types of personal securities transactions by employees of INTECH and Perkins. Subject to the requirements and restrictions of the Codes, individuals are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds. The Codes have provisions that require the employees of INTECH and Perkins to conduct their personal securities transactions in a manner that does not operate adversely to the interests of the Funds and to avoid serving their own personal interests ahead of the Funds and their shareholders.

CUSTODIAN, TRANSFER AGENT AND
CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------

               State Street Bank and Trust Company, P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Funds. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Funds' securities and cash held outside the United States. The Funds' Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Funds' assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Fund.


               Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Funds' transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping and shareholder relations services for the Funds. Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class I Shares of each Fund for providing or procuring recordkeeping, subaccounting and other administrative services to investors in Class I Shares of the Funds. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries for providing these services (at an annual rate of up to 0.25% of the average daily net assets of the shares attributable to their customers). Services provided by these financial intermediaries may include but are not limited to recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports and other materials to existing customers, and other administrative services.

               For the fiscal year ended July 31, 2002, the total amounts paid by Class I Shares of the Funds to Janus Services (substantially all of which Janus Services paid out to service providers) are summarized below. This information is not available for Risk-Managed Large Cap Growth Fund, Risk-Managed Large Cap Core Fund and Mid Cap Value Fund because these Funds had not commenced operations as of July 31, 2002.



                                                               Administrative
                                                                  Services
Fund Name                                                           Fees
-----------------------------------------------------------------------------
Capital Appreciation Fund                                        $1,280,676
Growth Fund                                                      $  807,745
Growth and Income Fund                                           $  388,954
Mid Cap Growth Fund(1)                                           $  735,810
International Growth Fund(2)                                     $1,329,342
International Value Fund(3)                                      $    6,064
Worldwide Fund                                                   $2,681,964
Balanced Fund                                                    $1,706,398
Core Equity Fund                                                 $   32,173
Flexible Income Fund                                             $   80,498



(1) Formerly, Aggressive Growth Fund.


(2) Formerly, International Fund.


(3) Formerly, Global Value Fund.


               Janus Services is not compensated for its services related to Class C Shares, except for out-of-pocket expenses.


               The Funds pay DST Systems, Inc. ("DST"), a subsidiary of JCGI, license fees at the annual rate of $3.06 per shareholder account for each Fund except Flexible Income Fund and $3.98 per shareholder account for Flexible Income Fund for the use of DST's shareholder accounting system.


               The Trustees have authorized the Funds to use an affiliate of DST as introducing broker for certain Fund transactions. Brokerage commissions paid on such transactions may be used as a means to reduce Fund expenses through credits against the charges of DST and its affiliates. Such credits will not reduce the fees Janus Capital is obligated to pay any Fund under its waiver agreement, and such Fund receives the benefit of any such credits. See "Portfolio Transactions and Brokerage."

               Janus Distributors LLC ("Janus Distributors"), 100 Fillmore Street, Denver, Colorado 80206-4928, a wholly-owned subsidiary of Janus Capital, is the Trust's distributor. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

               Financial intermediaries such as retirement plan service providers, brokers, banks, and financial advisers, may be paid fees by Janus Distributors from its assets or from the assets of Janus Capital or other Janus affiliates. These fees are paid to financial intermediaries for providing distribution-related or shareholder services, in addition to fees which are paid by the Funds for these purposes. These payments may be based upon such factors as the number or value of Fund shares that the financial intermediary sells; the value of client assets invested in the Funds; the type and nature of sales or marketing services or shareholder services furnished by the financial intermediary; or may be paid in reimbursement for certain marketing or service-related expenses incurred by the financial intermediaries.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------


               Janus Capital places all portfolio transactions of the Funds, except for the Risk-Managed Funds. With respect to the Mid Cap Value Fund, Janus Capital places portfolio transactions solely upon Perkins' direction. With respect to the Risk-Managed Funds, INTECH places portfolio transactions using its proprietary trade system software.



               Janus Capital and the subadvisers have a policy of seeking to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) except to the extent that Janus Capital and the subadviser may be permitted to pay higher commissions for research services as described below. The Funds may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers' commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.



               Janus Capital and the subadviser considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions. Those factors include but are not limited to: Janus Capital's and the subadviser's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to a Fund or to a third party service provider to the Fund to pay Fund expenses; and the value of the research products or services provided by brokers. In recognition of the value of the foregoing factors, Janus Capital and Perkins may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital or Perkins determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage, research and other services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital or Perkins. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities, purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Janus Capital and Perkins in carrying out their responsibilities. Research received from brokers or dealers is supplemental to Janus Capital's and Perkins' own research efforts. Much of the research provided to Janus Capital and Perkins by broker-dealers would otherwise be available to Janus Capital and Perkins for a cash payment. In some cases, research is generated by third parties, but is provided to Janus Capital and Perkins by or through broker-dealers. For example, Janus Capital and Perkins have arrangements with broker-dealers to allocate brokerage in exchange for, among other things, third-party research reports relating to specific industry fundamentals and trends, third-party research reports providing analysis of micro and macro economic trends, and access to databases providing financial, market, economic and fundamental data.

               Because Janus Capital and Perkins receive research from broker-dealers, Janus Capital and Perkins may have an incentive to continue to use those broker-dealers to effect transactions.


               For the fiscal year ended July 31, 2002, the total brokerage commissions paid by the Funds to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Funds are summarized below. This information is not available for Risk-Managed Large Cap Growth Fund, Risk-Managed Large Cap Core Fund and Mid Cap Value Fund because these Funds had not commenced operations as of July 31, 2002.


Fund Name                                                    Commissions    Transactions
----------------------------------------------------------------------------------------
Capital Appreciation Fund                                    $  711,015     $669,684,705
Growth Fund                                                  $  363,585     $282,681,059
Growth and Income Fund                                       $  277,517     $210,458,365
Mid Cap Growth Fund(1)                                       $  462,335     $262,893,894
International Growth Fund(2)                                 $  216,071     $134,826,929
International Value Fund(3)                                  $    3,382     $  1,581,278
Worldwide Fund                                               $1,018,436     $783,876,143
Balanced Fund                                                $  638,194     $475,772,865
Core Equity Fund                                             $   30,143     $ 20,509,693



(1) Formerly, Aggressive Growth Fund.


(2) Formerly, International Fund.


(3) Formerly, Global Value Fund.

Note: Funds that are not included in the table did not pay any commissions related to research for the stated period.


               If Janus Capital or Perkins determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital or Perkins may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital or Perkins determines will assist it in the investment decision-making or trading process may be paid for in brokerage commission dollars. Janus Capital and Perkins receive a benefit from research they receive from brokers; for this reason, Janus Capital and Perkins have an incentive to place trades with brokers who provide research products or services.

               Janus Capital and Perkins do not guarantee any brokers the placement of a pre-determined amount of securities transactions in return for the research or brokerage services they provide. Janus Capital and Perkins do, however, have internal procedures for allocating transactions in a manner consistent with their execution policies to brokers that they have identified as providing research, research-related products or services, or execution-related services of a particular benefit to its clients. Brokerage and research products and services furnished by brokers may be used in servicing any or all of the clients of Janus Capital or Perkins and such research may not necessarily be used by Janus Capital or Perkins in connection with the accounts which paid commissions to the broker providing such brokerage and research products and services. Similarly, research and brokerage services earned from equity trades may be used for fixed-income clients. Perkins may make their own separate arrangements with and maintain internal allocation procedures for allocating transactions to brokers who provide research products and services to encourage them to provide services expected to be useful to Perkins' clients, including Mid Cap Value Fund.



               Janus Capital and Perkins may also use step-out transactions in order to receive research products and services. In a step-out transaction, Janus Capital or Perkins direct trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but "step-out" a portion of the transaction or commission in favor of another broker-dealer that provides such products and/or services. In a new issue designation, Janus Capital or Perkins directs purchase orders to a broker-dealer that is a selling group member or underwriter of an equity or fixed income new issue offering. Janus Capital or Perkins direct that broker-dealer to designate a portion of the broker-dealer's commission on the new issue purchase to a second broker-dealer that provides such products and/or services. Given Janus Capital's and Perkins' receipt of such products and services in connection with step-out transactions and new issue designations, Janus Capital and Perkins have an incentive to continue to engage in such transactions; however, Janus Capital and Perkins only intend to utilize step-out transactions and new issue designations when they believe that doing so would help achieve best execution.


               INTECH does not consider research services in selecting brokers. For the Risk-Managed Funds, regular daily trades are generated by INTECH using proprietary trade system software. Before submission for execution, trades are reviewed by the trader for errors or discrepancies. No alteration to proportions or calculated trades is permitted without the express permission of INTECH's Chief Investment Officer. Trades are submitted to designated brokers at one time during the day, to the extent possible, pre-allocated to individual clients. In the event that an order is not completely filled, executed shares are allocated to client accounts in proportion to the order.

               Janus Capital may consider sales of Fund shares or shares of other Janus funds by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase Fund Shares as a factor in the selection of broker-dealers to execute Fund transactions. Janus Capital may also consider payments made by brokers effecting transactions for a Fund (i) to the Fund or (ii) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay. In placing Fund business with such broker-dealers, Janus Capital will seek the best execution of each transaction.

               When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital or the subadviser better prices and executions will be achieved through the use of a broker.

               The Funds' Trustees have authorized Janus Capital to place transactions with DST Securities, Inc. ("DSTS"), a wholly-owned broker-dealer subsidiary of DST. Janus Capital may do so if it reasonably believes that the quality of the transaction and the associated commission are fair and reasonable and if, overall, the associated transaction costs, net of any credits described above under "Custodian, Transfer Agent and Certain Affiliations," are lower than the net costs that would be incurred through other brokerage firms that provide comparable best execution.

               The following table lists the total amount of brokerage commissions paid by each Fund for the fiscal period ending on July 31 of each year shown. The Trust commenced operations on August 1, 2000. Therefore, this information is not available for the fiscal period ending July 31, 2000. In addition, this information is not available for Risk-Managed Large Cap Growth Fund, Risk-Managed Large Cap Core Fund and Mid Cap Value Fund because these Funds had not commenced operations as of July 31, 2002.



Fund Name                                                         2002          2001
---------------------------------------------------------------------------------------
Capital Appreciation Fund                                      $  760,881    $  215,253
Growth Fund                                                    $  428,892    $  261,271
Growth and Income Fund                                         $  333,157    $   32,823
Mid Cap Growth Fund(1)                                         $  557,244    $  441,435
International Growth Fund(2)                                   $1,491,956    $1,082,750
International Value Fund(3)                                    $    6,705    $    2,355(4)
Worldwide Fund                                                 $2,462,143    $1,826,581
Balanced Fund                                                  $  778,849    $  444,607
Core Equity Fund                                               $   37,773    $   11,328
Flexible Income Fund                                           $      762    $        2



(1) Formerly, Aggressive Growth Fund.


(2) Formerly, International Fund.


(3) Formerly, Global Value Fund.


(4) May 1, 2001 (inception) to July 31, 2001.

               Included in such brokerage commissions are the following amounts paid to DSTS, which served to reduce each Fund's out-of-pocket expenses as follows:


                                 Commission Paid
                               through DSTS for the
                                   Period Ended        Reduction of    % of Total      % of Total
Fund Name                         July 31, 2002         Expenses*      Commissions    Transactions
--------------------------------------------------------------------------------------------------
Growth Fund                          $   760              $  570          0.18%           0.23%
Growth and Income Fund               $    35              $   26          0.01%           0.01%
Mid Cap Growth Fund**                $10,038              $7,531          1.80%           0.70%
Worldwide Fund                       $ 5,868              $4,402          0.24%           0.40%
Balanced Fund                        $ 1,359              $1,019          0.17%           0.14%
Core Equity Fund                     $    25              $   19          0.07%           0.12%


 * The difference between commissions paid through DSTS and expenses reduced constitute commissions paid to an unaffiliated clearing broker.

** Formerly, Aggressive Growth Fund.

Note: Funds that did not execute trades with DSTS during the periods indicated are not included in the table.


                                                          Commission Paid
                                                        through DSTS for the
                                                            Period Ended        Reduction of
Fund Name                                                  July 31, 2001*        Expenses*
--------------------------------------------------------------------------------------------
Capital Appreciation Fund                                      $4,596              $3,448
Growth Fund                                                    $  954              $  715
Growth and Income Fund                                         $   70              $   52
Mid Cap Growth Fund**                                          $3,437              $2,578
Worldwide Fund                                                 $1,823              $1,368
Balanced Fund                                                  $  707              $  530
Core Equity Fund                                               $   14              $   10


 * The difference between commissions paid through DSTS and expenses reduced constitute commissions paid to an unaffiliated clearing broker.

** Formerly, Aggressive Growth Fund.

Note: Funds that did not execute trades with DSTS during the periods indicated are not included in the table.

               The Funds may also place trades with E*Trade Securities LLC ("E*Trade"), a registered broker-dealer and a wholly-owned subsidiary of E*Trade Group, Inc. Until July 17, 2002, Janus Capital owned, in the aggregate, more than 5% of the outstanding securities of E*Trade Group on behalf of various client accounts, including the Funds. By virtue of such ownership, E*Trade Group was considered an affiliate of Janus Capital for 1940 Act purposes during the period that Janus Capital owned more than 5% of the outstanding securities of E*Trade Group. Because it is a wholly-owned subsidiary of E*Trade Group, an affiliate of the Funds, E*Trade was considered an affiliated broker of the Funds. The table below sets forth the aggregate dollar amount of brokerage commissions paid by each Fund to E*Trade for the fiscal year ended July 31, 2002. The Funds did not execute any transactions through E*Trade during their fiscal year ended July 31, 2001 and did not commence operations until August 1, 2000. Funds not listed below did not pay any commissions to E*Trade during the relevant period.



                                                                Commissions paid through
                                                                 E*Trade for the period
Fund Name                                                         ended July 31, 2002
-----------------------------------------------------------------------------------------
Growth Fund                                                              $   69
International Growth Fund*                                               $3,677
Worldwide Fund                                                           $4,844



* Formerly, International Fund.

               For the most recent fiscal year ended July 31, 2002, the table below shows the percentage of each Fund's aggregate brokerage commissions paid to E*Trade and the percentage of each Fund's aggregate dollar amount of transactions involving the payment of commissions effected through E*Trade. Funds not listed below did not pay any commissions to E*Trade during the relevant period.



                                                              % of Total     % of Total
Fund Name                                                     Commissions   Transactions
----------------------------------------------------------------------------------------
Growth Fund                                                      0.02%          0.00%
International Growth Fund*                                       0.25%          0.00%
Worldwide Fund                                                   0.20%          0.00%



* Formerly, International Fund.


               As of July 31, 2002, certain Funds owned securities of their regular broker-dealers (or parents), as shown below:


                                                                                Value of
                                      Name of                                  Securities
Fund Name                             Broker-Dealer                               Owned
-------------------------------------------------------------------------------------------
Capital Appreciation Fund             Bank of America Corp.                   $28,703,727
                                      Citigroup, Inc.                          14,399,426
                                      Goldman Sachs Group, Inc.                23,934,314
                                      Wells Fargo & Co.                        31,887,186
Growth Fund                           Bank of New York Company, Inc.          $ 8,044,833
                                      Charles Schwab Corp.                      4,120,088
                                      Fifth Third Bancorp                         928,944
                                      Northern Trust Corp.                      3,123,986
Growth and Income Fund                Bank of America Corp.                     2,606,467
                                      Charles Schwab Corp.                        916,337
                                      Citigroup, Inc.                           8,199,021
                                      Goldman Sachs Group, Inc.                 2,348,115
                                      J.P. Morgan Chase & Co.                   4,199,645
                                      Lehman Brothers Holdings, Inc.              692,146
                                      Merrill Lynch & Company, Inc.               726,706
                                      T. Rowe Price Group, Inc.                 1,184,184
                                      U.S. Bancorp                              5,941,864
Mid Cap Growth Fund                   Charles Schwab Corp.                      1,419,246
                                      Lehman Brothers Holdings, Inc.            2,885,405
                                      Northern Trust Corp.                      3,104,549
                                      T. Rowe Price Group, Inc.                 1,922,779

                                                                                Value of
                                      Name of                                  Securities
Fund Name                             Broker-Dealer                               Owned
-------------------------------------------------------------------------------------------
International Growth Fund             Banco Bilbao Vizcaya Argentaria S.A.    $ 2,421,777
                                      Credit Suisse Group                         529,309
                                      Deutsche Bank A.G.                        1,569,191
                                      Deutsche Boerse A.G.                      5,631,479
                                      HBOS PLC                                  4,344,273
                                      Julius Baer Holding, Ltd.                 6,233,934
                                      MLP A.G.                                    913,428
                                      Schroders PLC                             1,611,743
                                      Standard Chartered PLC                    4,903,542
                                      UBS A.G.                                  3,880,421
Worldwide Fund                        Banco Bilbao Vizcaya Argentaria S.A.      8,687,157
                                      Bank of New York Company, Inc.           11,150,805
                                      Barclays PLC                              2,016,569
                                      Citigroup, Inc.                          29,094,944
                                      Credit Suisse Group                       7,699,596
                                      Deutsche Bank A.G.                        3,084,277
                                      Goldman Sachs Group, Inc.                 5,790,188
                                      HBOS PLC                                  4,885,062
                                      Northern Trust Corp.                      4,204,853
                                      Royal Bank of Scotland Group PLC          5,715,338
                                      Societe Generale                          7,285,485
                                      Standard Chartered PLC                    6,327,372
                                      State Street Corp.                        4,058,963
                                      UBS A.G.                                  9,141,418
Balanced Fund                         Bank of America                           5,712,018
                                      Charles Schwab Corp.                        488,208
                                      Citigroup, Inc.                          14,095,976
                                      Firstar Bank N.A.                            63,769
                                      General Electric Capital Corp.            9,971,131
                                      J.P. Morgan Chase & Co.                  12,389,071
                                      Morgan Stanley Co.                        2,469,218
                                      Salomon Smith Barney Holdings, Inc.       2,182,944
                                      U.S. Bancorp                              6,940,777
                                      U.S. Bank N.A.                            1,741,887
Core Equity Fund                      Bank of America Corp.                       163,258
                                      Citigroup, Inc.                             379,203
                                      J.P. Morgan Chase & Co.                     289,910
                                      Morgan Stanley Co.                          114,796
                                      U.S. Bancorp                                283,717
Flexible Income Fund                  General Electric Capital Corp.              698,631

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


               The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.



               Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital:
               Janus Investment Fund and Janus Aspen Series. Collectively, these three registered investment companies consist of 60 series or funds as of June 2, 2003.



               The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Investment Fund and Janus Aspen Series.

----------------------------------------------------------------------------------------------------------------------
                                                       TRUSTEES
----------------------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF FUNDS
                         POSITIONS                                                    IN FUND COMPLEX  OTHER
 NAME, AGE AND           HELD WITH    LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING   OVERSEEN BY      DIRECTORSHIPS
 ADDRESS                 FUNDS        SERVED           THE PAST FIVE YEARS            TRUSTEE          HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
----------------------------------------------------------------------------------------------------------------------
 Thomas H. Bailey*       Chairman     4/00-Present     Formerly, President            60               N/A
 100 Fillmore Street     and Trustee                   (1978-2002) and Chief
 Denver, CO 80206                                      Executive Officer (1994-
 Age 65                                                2002) of Janus Capital or
                                                       Janus Capital Corporation;
                                                       President and Director (1994-
                                                       2002) of the Janus
                                                       Foundation; Chairman and
                                                       Director (1978-2002) of Janus
                                                       Capital Corporation; and
                                                       Director (1997-2001) of Janus
                                                       Distributors, Inc.
----------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------
 William F. McCalpin     Trustee      6/02-Present     Executive Vice President and   60               Founding
 100 Fillmore Street                                   Chief Operating Officer of                      Director and
 Denver, CO 80206                                      The Rockefeller Brothers Fund                   Board Chair,
 Age 46                                                (a private family                               Solar
                                                       foundation). Formerly,                          Development
                                                       Director of Investments                         Foundation;
                                                       (1991-1998) of The John D.                      Trustee and
                                                       and Catherine T. MacArthur                      Vice President,
                                                       Foundation (a private family                    Asian Cultural
                                                       foundation).                                    Council.
----------------------------------------------------------------------------------------------------------------------


* The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

----------------------------------------------------------------------------------------------------------------------
                                                       TRUSTEES
----------------------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF FUNDS
                         POSITIONS                                                    IN FUND COMPLEX  OTHER
 NAME, AGE AND           HELD WITH    LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING   OVERSEEN BY      DIRECTORSHIPS
 ADDRESS                 FUNDS        SERVED           THE PAST FIVE YEARS            TRUSTEE          HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CNTD.)
----------------------------------------------------------------------------------------------------------------------
 John W. McCarter, Jr.   Trustee      6/02-Present     President and Chief Executive  60               Chairman of the
 100 Fillmore Street                                   Officer of The Field Museum                     Board,
 Denver, CO 80206                                      of Natural History. Formerly,                   Divergence LLC;
 Age 65                                                Senior Vice President (1987-                    Director of
                                                       1997) of Booz-Allen &                           A.M. Castle &
                                                       Hamilton, Inc. (a management                    Co., Harris
                                                       consulting firm).                               Insight Funds,
                                                                                                       W.W. Grainger,
                                                                                                       Inc.; Trustee
                                                                                                       of WTTW
                                                                                                       (Chicago public
                                                                                                       television
                                                                                                       station), the
                                                                                                       University of
                                                                                                       Chicago and
                                                                                                       Chicago Public
                                                                                                       Education Fund.
----------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen        Trustee      4/00-Present     Private Investor. Formerly     60               Board member,
 100 Fillmore Street                                   (1997-1998) Chief Financial                     Red Robin
 Denver, CO 80206                                      Officer - Boston Market                         Gourmet
 Age 59                                                Concepts, Boston Chicken,                       Burgers, Inc.
                                                       Inc., Golden, CO (a
                                                       restaurant chain).
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                       TRUSTEES
----------------------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF FUNDS
                         POSITIONS                                                    IN FUND COMPLEX  OTHER
 NAME, AGE AND           HELD WITH    LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING   OVERSEEN BY      DIRECTORSHIPS
 ADDRESS                 FUNDS        SERVED           THE PAST FIVE YEARS            TRUSTEE          HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CNTD.)
----------------------------------------------------------------------------------------------------------------------
 James T. Rothe          Trustee      4/00-Present     Professor of Business,         60               Director,
 100 Fillmore Street                                   University of Colorado,                         Optika, Inc.
 Denver, CO 80206                                      Colorado Springs, CO.                           and NeoCore
 Age 59                                                Formerly, Distinguished                         Corp.
                                                       Visiting Professor of
                                                       Business (2001-2002),
                                                       Thunderbird (American
                                                       Graduate School of
                                                       International Management),
                                                       Phoenix, AZ; and Principal
                                                       (1988-1999) of Phillips-Smith
                                                       Retail Group, Colorado
                                                       Springs, CO (a venture
                                                       capital firm).
----------------------------------------------------------------------------------------------------------------------
 William D. Stewart      Trustee      4/00-Present     Corporate Vice President and   60               N/A
 100 Fillmore Street                                   General Manager of MKS
 Denver, CO 80206                                      Instruments - HPS Products,
 Age 58                                                Boulder, CO (a manufacturer
                                                       of vacuum fittings and
                                                       valves).
----------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger     Trustee      4/00-Present     Consultant.                    60               N/A
 100 Fillmore Street
 Denver, CO 80206
 Age 64
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                             OFFICERS
--------------------------------------------------------------------------------------------------
                                               TERM OF
                                               OFFICE* AND
 NAME, AGE AND         POSITIONS HELD WITH     LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE
 ADDRESS               FUNDS                   TIME SERVED    PAST FIVE YEARS
--------------------------------------------------------------------------------------------------
 Laurence J. Chang**   Executive Vice          4/00-Present   Vice President of Janus Capital and
 100 Fillmore Street   President and                          Co- Portfolio Manager for other
 Denver, CO 80206      Co-Portfolio Manager                   Janus accounts. Formerly, Analyst
 Age 37                Janus Adviser                          (1993-1998) for Janus Capital
                       Worldwide Fund                         Corporation.
--------------------------------------------------------------------------------------------------
 Jonathan D.           Executive Vice          2/02-Present   Vice President of Janus Capital and
 Coleman**             President and                          Portfolio Manager for other Janus
 100 Fillmore Street   Portfolio Manager                      accounts. Formerly, Analyst
 Denver, CO 80206      Janus Adviser Mid Cap                  (1994-1997 and 2000-2002) for Janus
 Age 32                Growth Fund                            Capital Corporation.
--------------------------------------------------------------------------------------------------
 David J. Corkins**    Executive Vice          4/00-Present   Vice President of Janus Capital and
 100 Fillmore Street   President and                          Portfolio Manager for other Janus
 Denver, CO 80206      Portfolio Manager                      accounts. Formerly, Analyst
 Age 36                Janus Adviser Growth                   (1995-1997) for Janus Capital
                       and Income Fund                        Corporation.
--------------------------------------------------------------------------------------------------
 Helen Young Hayes**   Executive Vice          4/00-Present   Vice President and Managing Director
 100 Fillmore Street   President and                          of Investments of Janus Capital,
 Denver, CO 80206      Co-Portfolio Manager                   Director of Janus Capital Group,
 Age 40                Janus Adviser                          Inc. and Co-Portfolio Manager for
                       Worldwide Fund and                     other Janus accounts. Formerly,
                       Janus Adviser                          Director (2000-2002) for Janus
                       International Growth                   Capital Corporation.
                       Fund
--------------------------------------------------------------------------------------------------
 Brent A. Lynn**       Executive Vice          1/01-Present   Vice President of Janus Capital and
 100 Fillmore Street   President and                          Co- Portfolio Manager for other
 Denver, CO 80206      Co-Portfolio Manager                   Janus accounts. Formerly, Analyst
 Age 39                Janus Adviser                          (1991-2001) for Janus Capital
                       International Growth                   Corporation.
                       Fund
--------------------------------------------------------------------------------------------------
 Karen L. Reidy**      Executive Vice          4/00-Present   Vice President of Janus Capital and
 100 Fillmore Street   President and                          Portfolio Manager for other Janus
 Denver, CO 80206      Portfolio Manager                      accounts. Formerly, Analyst
 Age 36                Janus Adviser Balanced                 (1995-1999) for Janus Capital
                       Fund and                               Corporation.
                       Janus Adviser Core
                       Equity Fund
--------------------------------------------------------------------------------------------------
 Blaine P. Rollins**   Executive Vice          4/00-Present   Vice President of Janus Capital and
 100 Fillmore Street   President and                          Portfolio Manager for other Janus
 Denver, CO 80206      Portfolio Manager                      accounts.
 Age 36                Janus Adviser Growth
                       Fund
--------------------------------------------------------------------------------------------------
 Scott W. Schoelzel**  Executive Vice          4/00-Present   Vice President of Janus Capital and
 100 Fillmore Street   President and                          Portfolio Manager for other Janus
 Denver, CO 80206      Portfolio Manager                      accounts.
 Age 44                Janus Adviser Capital
                       Appreciation Fund
--------------------------------------------------------------------------------------------------


 *  Officers are elected annually by the Trustees for a one-year term.
**  "Interested person" of the Trust by virtue of positions with Janus Capital.

--------------------------------------------------------------------------------------------------
                                             OFFICERS
--------------------------------------------------------------------------------------------------
                                               TERM OF
                                               OFFICE* AND
 NAME, AGE AND         POSITIONS HELD WITH     LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE
 ADDRESS               FUNDS                   TIME SERVED    PAST FIVE YEARS
--------------------------------------------------------------------------------------------------
 Ronald V. Speaker**   Executive Vice          4/00-Present   Vice President of Janus Capital and
 100 Fillmore Street   President and                          Portfolio Manager for other Janus
 Denver, CO 80206      Portfolio Manager                      accounts.
 Age 38                Janus Adviser Flexible
                       Income Fund
--------------------------------------------------------------------------------------------------
 Jason P. Yee**        Executive Vice          3/01-Present   Vice President of Janus Capital and
 100 Fillmore Street   President and                          Portfolio Manager for other Janus
 Denver, CO 80206      Portfolio Manager                      accounts. Formerly, Portfolio
 Age 33                Janus Adviser                          Manager and Managing Director
                       International Value                    (1996-2000) for Bee & Associates and
                       Fund                                   Analyst (2000-2001) for Janus
                                                              Capital Corporation.
--------------------------------------------------------------------------------------------------
 Thomas A. Early**     Vice President and      4/00-Present   Vice President, General Counsel,
 100 Fillmore Street   General Counsel                        Chief Corporate Affairs Officer and
 Denver, CO 80206                                             Secretary of Janus Capital and Janus
 Age 48                                                       Capital Group Inc.; Vice President,
                                                              General Counsel and Secretary of
                                                              Janus Services LLC, Janus Capital
                                                              International LLC, Janus
                                                              Institutional Services LLC, Janus
                                                              Distributors LLC and the Janus
                                                              Foundation; Vice President, General
                                                              Counsel and Director to Janus
                                                              International (Asia) Limited and
                                                              Janus International Limited;
                                                              Director for Janus Capital Trust
                                                              Manager Limited, Janus World
                                                              Principal Protected Funds and Janus
                                                              World Funds; and Board member of
                                                              Janus Global Funds SPC. Formerly,
                                                              Interim Director of Janus Capital
                                                              (2002-2003); Director (2001) of
                                                              Janus Distributors, Inc. and Janus
                                                              Services, Inc.; Vice President,
                                                              General Counsel, Secretary and
                                                              Director (2000-2002) of Janus
                                                              International Holding, Inc.;
                                                              Executive Vice President and General
                                                              Counsel (1997-1998) of Prudential
                                                              Investments Fund Management LLC; and
                                                              Vice President and General Counsel
                                                              (1994-1997) of Prudential Retirement
                                                              Services.
--------------------------------------------------------------------------------------------------


 *  Officers are elected annually by the Trustees for a one-year term.
**  "Interested person" of the Trust by virtue of positions with Janus Capital.

--------------------------------------------------------------------------------------------------
                                             OFFICERS
--------------------------------------------------------------------------------------------------
                                               TERM OF
                                               OFFICE* AND
 NAME, AGE AND         POSITIONS HELD WITH     LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE
 ADDRESS               FUNDS                   TIME SERVED    PAST FIVE YEARS
--------------------------------------------------------------------------------------------------
 Anita E. Falicia**    Vice President, Chief   10/02-Present  Vice President of Investment
 100 Fillmore Street   Financial Officer,                     Accounting of Janus Capital.
 Denver, CO 80206      Treasurer and                          Formerly, Assistant Vice President
 Age 34                Principal Accounting                   (2000-2002) of Investment Accounting
                       Officer                                of Janus Capital or Janus Capital
                                                              Corporation; Director (1999-2000) of
                                                              Investment Accounting of Janus
                                                              Capital Corporation; and Director
                                                              (1997-1999) of Fund Accounting of
                                                              Janus Capital Corporation.
--------------------------------------------------------------------------------------------------
 Bonnie M. Howe**      Vice President          4/00-Present   Vice President and Assistant General
 100 Fillmore Street                                          Counsel to Janus Capital, Janus
 Denver, CO 80206                                             Distributors LLC and Janus Services
 Age 37                                                       LLC. Formerly, Assistant Vice
                                                              President (1997-1999) and Associate
                                                              Counsel (1995-1999) for Janus
                                                              Capital Corporation and Assistant
                                                              Vice President (1998-2000) for Janus
                                                              Service Corporation.
--------------------------------------------------------------------------------------------------
 Kelley Abbott         Vice President and      4/00-Present   Vice President of Domestic Funds and
 Howes**               Secretary                              Assistant General Counsel of Janus
 100 Fillmore Street                                          Capital, Vice President and
 Denver, CO 80206                                             Assistant General Counsel of Janus
 Age 37                                                       Distributors LLC and Janus Services
                                                              LLC. Formerly, Assistant Vice
                                                              President (1997-1999) of Janus
                                                              Capital Corporation; Chief
                                                              Compliance Officer, Director and
                                                              President (1997-1999) of Janus
                                                              Distributors, Inc.; and Assistant
                                                              Vice President (1998-2000) of Janus
                                                              Service Corporation.
--------------------------------------------------------------------------------------------------
 David R. Kowalski**   Vice President          6/02-Present   Vice President and Chief Compliance
 100 Fillmore Street                                          Officer of Janus Capital and Janus
 Denver, CO 80206                                             Distributors LLC; and Assistant Vice
 Age 46                                                       President of Janus Services LLC.
                                                              Formerly, Senior Vice President and
                                                              Director (1985-2000) of Mutual Fund
                                                              Compliance for Van Kampen Funds.
--------------------------------------------------------------------------------------------------


 *  Officers are elected annually by the Trustees for a one-year term.
**  "Interested person" of the Trust by virtue of positions with Janus Capital.

--------------------------------------------------------------------------------------------------
                                             OFFICERS
--------------------------------------------------------------------------------------------------
                                               TERM OF
                                               OFFICE* AND
 NAME, AGE AND         POSITIONS HELD WITH     LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE
 ADDRESS               FUNDS                   TIME SERVED    PAST FIVE YEARS
--------------------------------------------------------------------------------------------------
 Loren M. Starr**      President and Chief     9/02-Present   Vice President and Chief Financial
 100 Fillmore Street   Executive Officer                      Officer of Janus Capital and Janus
 Denver, CO 80206                                             Capital Group Inc.; Vice President,
 Age 41                                                       Treasurer and Chief Financial
                                                              Officer of Janus Services LLC, Janus
                                                              International Limited, Janus
                                                              Distributors LLC, Janus Capital
                                                              International LLC and Janus
                                                              Institutional Services LLC; Director
                                                              of Janus Capital Trust Manager
                                                              Limited, Janus World Principal
                                                              Protected Funds and Janus World
                                                              Funds; and Board member of Janus
                                                              Global Funds SPC. Formerly, Interim
                                                              Director of Janus Capital
                                                              (2002-2003); Vice President of
                                                              Finance, Treasurer, Chief Financial
                                                              Officer (2001-2002) and Director
                                                              (2002) for Janus International
                                                              Holding, Inc.; Managing Director,
                                                              Treasurer and Head of Corporate
                                                              Finance and Reporting (1998-2001)
                                                              for Putnam Investments; and Senior
                                                              Vice President of Financial Planning
                                                              and Analysis (1996-1998) for Lehman
                                                              Brothers, Inc.
--------------------------------------------------------------------------------------------------
 Heidi J. Walter**     Vice President          4/00-Present   Vice President and Assistant General
 100 Fillmore Street                                          Counsel to Janus Capital and Janus
 Denver, CO 80206                                             Services LLC. Formerly, Vice
 Age 35                                                       President and Senior Legal Counsel
                                                              (1995-1999) for Stein Roe & Farnham,
                                                              Inc.
--------------------------------------------------------------------------------------------------


 * Officers are elected annually by the Trustees for a one-year term.
** "Interested person" of the Trust by virtue of positions with Janus Capital.

               The Trustees are responsible for major decisions relating to each Fund's objective, policies and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers although they do not actively participate on a regular basis in making such decisions. The Board of Trustees has five standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Money Market Committee, Nominating and Governance Committee and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table:



------------------------------------------------------------------------------------------
                                                                            NUMBER OF
                                                                            MEETINGS HELD
                                          MEMBERS                           DURING LAST
              FUNCTIONS                   (INDEPENDENT TRUSTEES)            FISCAL YEAR
------------------------------------------------------------------------------------------
 AUDIT        Reviews the financial       John W. McCarter, Jr. (Chairman)  5
 COMMITTEE    reporting process, the      Dennis B. Mullen
              system of internal          William D. Stewart
              control, the audit
              process, and the Trusts'
              process for monitoring
              compliance with investment
              restrictions and
              applicable laws and the
              Trusts' Code of Ethics.
              The Committee's review of
              the audit process
              includes, among other
              things, the appointment,
              compensation and oversight
              of the auditors and pre-
              approval of all audit and
              non-audit services above a
              certain cost threshold.
------------------------------------------------------------------------------------------
 BROKERAGE    Reviews and makes           James T. Rothe (Chairman)         4
 COMMITTEE    recommendations regarding   William F. McCalpin
              matters related to the      Dennis B. Mullen
              Trusts' use of brokerage
              commissions and placement
              of portfolio transactions.
------------------------------------------------------------------------------------------
 MONEY        Reviews various matters     Martin H. Waldinger (Chairman)    4
 MARKET       related to the operations   William F. McCalpin
 COMMITTEE    of the Janus Money Market   James T. Rothe
              Funds, including
              compliance with each
              Trust's Money Market Fund
              Procedures.
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                            NUMBER OF
                                                                            MEETINGS HELD
                                          MEMBERS                           DURING LAST
              FUNCTIONS                   (INDEPENDENT TRUSTEES)            FISCAL YEAR
------------------------------------------------------------------------------------------
 NOMINATING   Identifies and recommends   Dennis B. Mullen (Chairman)       5
 AND          individuals for Trustee     John W. McCarter, Jr.
 GOVERNANCE   membership, consults with   William D. Stewart
 COMMITTEE    Management in planning
              Trustee meetings, and
              oversees the
              administration of, and
              ensures the compliance
              with, the Governance
              Procedures and Guidelines
              adopted by the Trusts.
------------------------------------------------------------------------------------------
 PRICING      Determines the fair value   William D. Stewart (Chairman)     5
 COMMITTEE    of restricted securities    James T. Rothe
              and other securities for    Martin H. Waldinger
              which market quotations
              are not readily available,
              pursuant to procedures
              adopted by the Trustees.
------------------------------------------------------------------------------------------



               The table below gives the dollar range of share of all funds advised and sponsored by Janus Capital (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2002. As of December 31, 2002, none of the Trustees owned Shares of the Funds described in this SAI.




------------------------------------------------------------------------------------
                          AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                          REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN
 NAME OF TRUSTEE          JANUS FUNDS
------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
------------------------------------------------------------------------------------
 Thomas H. Bailey         Over $100,000
------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------
 William F. McCalpin      Over $100,000
------------------------------------------------------------------------------------
 John W. McCarter, Jr.    Over $100,000
------------------------------------------------------------------------------------
 Dennis B. Mullen         Over $100,000
------------------------------------------------------------------------------------
 James T. Rothe           Over $100,000
------------------------------------------------------------------------------------
 William D. Stewart       Over $100,000
------------------------------------------------------------------------------------
 Martin H. Waldinger      Over $100,000
------------------------------------------------------------------------------------

               As of December 31, 2002, none of the Independent Trustees or their immediate family members owned shares of Janus Capital, Janus Distributors or their control persons.


               The following table shows the aggregate compensation earned by and paid to each Trustee by the Funds described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives pension or retirement benefits from the Funds or the Janus Funds.


                          [TO BE UPDATED BY AMENDMENT]



                                                Aggregate Compensation         Total Compensation
                                                  from the Funds for        from the Janus Funds for
                                                   fiscal year ended          calendar year ended
Name of Person, Position                           July 31, 2002(1)           December 31, 2002(2)
-----------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
  Thomas H. Bailey, Chairman and Trustee(3)             $                           $
INDEPENDENT TRUSTEES
  William F. McCalpin, Trustee(4)                       $                           $
  John W. McCarter, Jr., Trustee(4)                     $                           $
  Dennis B. Mullen, Trustee                             $                           $
  James T. Rothe, Trustee                               $                           $
  William D. Stewart, Trustee                           $                           $
  Martin H. Waldinger, Trustee                          $                           $


(1) Since Janus Adviser Risk-Managed Large Cap Growth Fund, Janus Adviser Risk-Managed Large Cap Core Fund and Janus Adviser Mid Cap Value Fund had not commenced operations as of July 31, 2002, no fees were paid during this fiscal year. The aggregate compensation for these Funds is estimated for the Funds' first full year (August 1, 2003 through July 31, 2004) as follows:
    Thomas H. Bailey: $0; William F. McCalpin: $69; John W. McCarter, Jr.: $69; Dennis B. Mullen: $69; James T. Rothe: $69; William D. Stewart: $69; and Martin H. Waldinger: $69.

(2) As of December 31, 2002, Janus Funds consisted of three registered investment companies comprised of a total of 59 funds.

(3) Mr. Bailey is being treated as an interested person of the Funds and Janus Capital and is compensated by Janus Capital.



(4) Mr. McCalpin and Mr. McCarter were appointed as Trustees as of June 2002. Therefore, they did not receive any compensation from the Funds described in this SAI or the Janus Funds prior to June 2, 2002.

SHARES OF THE TRUST
--------------------------------------------------------------------------------

NET ASSET VALUE DETERMINATION


               As stated in the Funds' Prospectus, the net asset value ("NAV") of Shares of each class of each Fund is determined once each day on which the NYSE is open, at the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV of Shares of each class of each Fund is determined by dividing the total value of a Fund's securities and other assets, less liabilities, attributable to the Fund, by the total number of shares outstanding. In determining NAV, securities listed on an Exchange, the Nasdaq National Market and foreign markets are generally valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Funds are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Funds and approved by the Trustees and are based upon last trade or closing sales prices or a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter market are generally valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Each Fund will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees (the "Valuation Procedures").


               Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Fund's NAV is not calculated. A Fund calculates its NAV per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the exchange or market on which that security is traded, and before the Fund calculates its NAV per Share of each class, then that security may be valued in good faith under the Valuation Procedures.

PURCHASES

               Shares of the Funds can be purchased only through retirement plans, brokers, bank trust departments, financial advisers or similar financial intermediaries. Not all financial intermediaries offer both classes. Certain designated organizations are authorized to receive purchase orders on the Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Fund when authorized organizations, their agents or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.


               In order to receive a day's price, your order for either class of Shares must be received in good order by the close of the regular trading session of the NYSE as described above in "Net Asset Value Determination." Your financial intermediary may charge you a separate or additional fee for purchases of Shares. Your financial intermediary or plan documents will provide you with detailed information about investing in the different Funds.

               CLASS I SHARES

               Class I Shares of the Funds are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received in good order by a Fund or its authorized agent.


               CLASS C SHARES

               The price you pay for Class C Shares is the public offering price, which is the NAV next determined after a Fund or its agent receives in good order your order plus the 1.00% initial sales charge, if applicable. (The Prospectus describes when initial sales charges may be waived.) Janus Distributors, the Trust's distributor, re-allows the 1.00% initial sales charge to financial intermediaries. In addition, Janus Distributors may compensate your financial intermediary at the time of sale at an additional commission rate of 1.00% of the net asset value of the Class C Shares purchased. In total, at the time of purchase, your financial intermediary may receive 2.00% of the net asset value of the Class C Shares purchased unless the financial intermediary has agreed to waive the 1.00% sales charge, in which case the financial intermediary will receive 1.00% of the net asset value of the Class C Shares purchased. Service providers to qualified plans will not receive either of these amounts if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.


DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

               CLASS I SHARES
               Under a distribution plan (the "Class I Plan") adopted in accordance with Rule 12b-1 under the 1940 Act, Class I Shares of the Funds may pay Janus Distributors, the Trust's distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of Class I Shares of the Fund. Under the terms of the Class I Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement and pension plan service providers, bank trust departments, brokers, financial advisers and other financial intermediaries as compensation for distribution and shareholder servicing performed with respect to Class I Shares by such service providers. The Class I Plan is a compensation type plan and permits the payment at an annual rate of up to 0.25% of the average daily net assets of Class I Shares of a Fund for activities which are primarily intended to result in sales of Class I Shares of the Fund, including but not limited to preparing, printing and distributing prospectuses, statements of additional information, shareholder reports, and educational materials to prospective and existing investors; responding to inquiries by investors; receiving and answering correspondence and similar activities. Payments under the Class I Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred. On April 3, 2000, Trustees unanimously approved the distribution plan with respect to the initial class of shares. On December 10, 2002, the distribution plan was amended and restated to designate the initial class of shares as I Shares.

               CLASS C SHARES
               Under a distribution and shareholder servicing plan (the "Class C Plan") adopted in accordance with Rule 12b-1 under the 1940 Act, Class C Shares of the Funds may pay Janus Distributors, the Trust's distributor, a fee at an annual rate of up to 1.00% of the average daily net assets of Class C Shares of the Fund. Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder account services. All or a portion of such fees may be remitted to financial intermediaries who assist in the distribution of Class C Shares or who provide shareholder account services to existing Class C shareholders. Financial intermediaries may from time to time be required to meet certain other criteria in order to receive these 12b-1 fees. Janus Distributors is entitled to retain some or all fees payable under the Class C Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Janus Distributors is entitled to retain all fees paid under the Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares. The Plan is a compensation type plan and permits the payment at an annual rate of up to 0.75% of the average daily net assets of Class C Shares of a Fund for activities which are primarily intended to result in sales of Class C Shares of the Fund. In addition, the Plan permits the payment of up to 0.25% of the average daily net assets of Class C Shares of a Fund for shareholder servicing activities such as providing facilities to answer questions from existing investors about the Funds; receiving and answering correspondence; assisting investors in changing dividend and other account options and any other activities for which "service fees" may be paid under Rule 2830 of the NASD Conduct Rules. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred. On June 18, 2002, Trustees unanimously approved the Plan which became effective on that date.

               The Plans and any Rule 12b-1 related agreement that is entered into by the Funds or Janus Distributors in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or any related agreements ("12b-1 Trustees"). All material amendments to either Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, either Plan may be terminated as to a

               Fund at any time, without penalty, by vote of a majority of the outstanding Shares of that class of that Fund or by vote of a majority of the 12b-1 Trustees.

               For the fiscal year ended July 31, 2002, the total amounts paid by the Class I Shares of the Funds to Janus Distributors (substantially all of which Janus Distributors paid out as compensation to broker-dealers and other service providers) under the Class I Plan are summarized below. This information is not available for Risk-Managed Large Cap Growth Fund, Risk-Managed Large Cap Core Fund and Mid Cap Value Fund because these Funds had not commenced operations as of July 31, 2002.


                                                                     12b-1
Fund Name                                                      Distribution Fees
--------------------------------------------------------------------------------
Capital Appreciation Fund                                         $1,280,676
Growth Fund                                                       $  807,745
Growth and Income Fund                                            $  388,954
Mid Cap Growth Fund(1)                                            $  735,810
International Growth Fund(2)                                      $1,329,342
International Value Fund(3)                                       $    6,064
Worldwide Fund                                                    $2,681,964
Balanced Fund                                                     $1,706,398
Core Equity Fund                                                  $   32,173
Flexible Income Fund                                              $   80,498



(1) Formerly, Aggressive Growth Fund.


(2) Formerly, International Fund.


(3) Formerly, Global Value Fund.


               Janus Distributors also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C Shares. Janus Distributors did not receive any fees under the Class C Plan or as proceeds of contingent deferred sales charges paid by investors in Class C Shares for the fiscal year ended July 31, 2002, because Class C Shares were not available until September 30, 2002.

REDEMPTIONS

               Redemptions, like purchases, may only be effected through retirement plans, brokers, bank trust departments, financial advisers and other financial intermediaries. Certain designated organizations are authorized to receive redemption orders on the Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by a Fund when authorized organizations, their agents or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all its shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders by delivery of securities selected from its assets at its discretion. However, the Funds are governed by Rule 18f-1 under the 1940 Act, which requires each Fund to sell shares solely in cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of selling the excess in cash or in kind. If shares are sold in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Shares of the Trust - Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.

               The right to require the Funds to sell their shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends, (2) the SEC permits such suspension and so orders, or (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.


               CLASS I SHARES


               A redemption fee of 1.00% will be deducted with respect to Class I Shares of Risk-Managed Large Cap Growth Fund,

               International Growth Fund, International Value Fund, Worldwide Fund and Risk-Managed Large Cap Core Fund redeemed within 3 months of purchase, unless waived, as discussed in the Prospectus.


               CLASS C SHARES
               A contingent deferred sales charge ("CDSC") of 1.00% will be deducted with respect to Class C Shares redeemed within 18 months of purchase, unless waived, as discussed in the Prospectus. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class C Shares redeemed.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS
AND TAX STATUS
--------------------------------------------------------------------------------


               It is a policy of the Funds' Shares to make distributions of substantially all of their respective investment income and any net realized capital gains. Any capital gains realized during each fiscal year ended July 31, as defined by the Code, are normally declared and payable to shareholders in December. Capital Appreciation Fund, Growth Fund, Mid Cap Growth Fund, Risk-Managed Large Cap Growth Fund, International Growth Fund, International Value Fund, Worldwide Fund, Core Equity Fund, Risk-Managed Large Cap Core Fund and Mid Cap Value Fund declare and make annual distributions of income (if any); Growth and Income Fund and Balanced Fund declare and make quarterly distributions of income; and Flexible Income Fund declares dividends daily and makes monthly distributions of income. If a month begins on a Saturday, Sunday or holiday, dividends for daily dividend Funds for those days are declared at the end of the preceding month. The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Code. If the Funds failed to qualify as regulated investment companies in any taxable year, the Funds would be subject to tax on their taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Funds could be required to recognize unrealized gains, pay taxes and interest and make distributions before requalifying as regulated investment companies that are accorded special tax treatment.


               All income dividends and capital gains distributions, if any, on a Fund's Shares are reinvested automatically in additional shares of the same class of that Fund at the NAV determined on the first business day following the record date.

               Certain Funds may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the IRS. In order to avoid taxes and interest that must be paid by the Funds, the Funds may make various elections permitted by the tax laws. However, these elections could require that the

               Funds recognize taxable income, which in turn must be distributed.

               Some foreign securities purchased by the Funds may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year, the Funds that qualify under Section 853 of the Code may elect to pass through such taxes to shareholders. If such election is not made, any foreign taxes paid or accrued will represent an expense to each Fund which will reduce its investment company taxable income.

               Income dividends or capital gains distributions made by Shares of a Fund purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan. Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------

CLASS I SHARES


                          [TO BE UPDATED BY AMENDMENT]



               As of May   , 2003, the Officers and Trustees as a group own less
               than 1% of the outstanding Class I Shares of each Fund. As of May
                 , 2003, the percentage ownership of each entity owning more than 5% of the outstanding Class I Shares of each Fund is listed below:



                                                                           PERCENTAGE
  FUND                          SHAREHOLDER AND ADDRESS OF RECORD          OWNERSHIP
  -----------------------------------------------------------------------------------
  Capital Appreciation Fund
  Growth Fund
  Growth and Income Fund
  Mid Cap Growth Fund
  International Growth Fund
  International Value Fund
  Worldwide Fund
  Balanced Fund
  Core Equity Fund
  Flexible Income Fund



               This ownership is by nominee only and does not represent beneficial ownership of such shares, with the exception of Janus Capital's ownership.


CLASS C SHARES


               As of May   , 2003, the Officers and Trustees as a group own less
               than 1% of the outstanding Class C Shares of each Fund. As of May
                 , 2003, the percentage ownership of each entity owning more than 5% of the outstanding Class C Shares of each Fund is listed below:

                          [TO BE UPDATED BY AMENDMENT]



                                                                           PERCENTAGE
  FUND                          SHAREHOLDER AND ADDRESS OF RECORD          OWNERSHIP
  -----------------------------------------------------------------------------------
  Growth Fund
  Mid Cap Growth Fund
  International Growth Fund
  International Value Fund
  Balanced Fund
  Flexible Income Fund


               This ownership is by nominee only and does not represent beneficial ownership of such shares, with the exception of Janus Capital's ownership.


               As of December 31, 2002, all of the outstanding I and C Shares of Mid Cap Value Fund were owned by Perkins, which provided seed capital for the Fund. Janus Capital provided seed capital for all of the outstanding I and C Shares of Risk-Managed Large Cap Growth Fund and Risk-Managed Large Cap Core Fund. To the knowledge of the Funds, no other shareholder owned more than 5% of the outstanding Class C Shares of each of the Funds as of May
                 , 2003. [TO BE UPDATED BY AMENDMENT]

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------


               Each Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware business trust (now called a Delaware statutory trust) on March 24, 2000. As of the date of this SAI, the Trust is offering sixteen series of shares, known as "Funds," each of which consists of two classes of shares. Additional series and/or classes may be created from time to time. Class I Shares formerly had no class designation.



               Nine of the Funds discussed in this SAI (listed below) were formed from the reorganization of the Retirement Shares of corresponding Portfolio of Janus Aspen Series into the Funds on July 31, 2000. Janus Adviser International Value Fund does not have a predecessor fund because it commenced operations on May 1, 2001. Janus Adviser Risk-Managed Large Cap Growth Fund, Janus Adviser Risk-Managed Large Cap Core Fund and Janus Adviser Mid Cap Value Fund do not have predecessor funds because they commenced operations on December 31, 2002.



                PREDECESSOR FUND
                (EACH A PORTFOLIO OF JANUS ASPEN SERIES)               FUND
                ----------------------------------------               ----
                Capital Appreciation Portfolio - Retirement Shares     Janus Adviser Capital Appreciation Fund
                Growth Portfolio - Retirement Shares                   Janus Adviser Growth Fund
                Growth and Income Portfolio - Retirement Shares        Janus Adviser Growth and Income Fund
                Aggressive Growth Portfolio - Retirement Shares        Janus Adviser Mid Cap Growth Fund
                International Growth Portfolio - Retirement Shares     Janus Adviser International Growth Fund
                Worldwide Growth Portfolio - Retirement Shares         Janus Adviser Worldwide Fund
                Balanced Portfolio - Retirement Shares                 Janus Adviser Balanced Fund
                Equity Income Portfolio - Retirement Shares            Janus Adviser Core Equity Fund
                Flexible Income Portfolio - Retirement Shares          Janus Adviser Flexible Income Fund



               On January 31, 2003, the Trustees of Janus Adviser Series approved the reorganization of Janus Adviser Strategic Value Fund into Janus Adviser Mid Cap Value Fund, subject to approval by shareholders of Janus Adviser Strategic Value Fund. If approved, the reorganization is expected to become effective on or about June 2, 2003.

SHARES OF THE TRUST

               The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each Fund are fully paid and nonassessable when issued. Shares of a Fund participate equally in dividends and other distributions by the shares of such Fund, and in residual assets of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion or subscription rights.


               The Funds discussed in this SAI each offer two classes of shares. The Shares discussed in this SAI are offered only through retirement and pension plans, bank trust departments, brokers, financial advisers and other financial intermediaries.


SHAREHOLDER MEETINGS

               The Trust does not intend to hold annual shareholder meetings. However, special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by each Fund or class only if a matter affects or requires the vote of only that Fund or class or that Fund's or class' interest in the matter differs from the interest of other Funds of the Trust. A shareholder is entitled to one vote for each share owned.

VOTING RIGHTS

               The Trustees are responsible for major decisions relating to each Fund's policies and objectives; the Trustees oversee the operation of each Fund by its officers and review the investment decisions of the officers.

               The present Trustees were elected at a meeting of shareholders held on January 31, 2002, except Mr. McCalpin and Mr. McCarter, who were appointed by the Trustees on May 23, 2002, effective June 1, 2002. Under the Trust Instrument, each Trustee will continue in office until the termination of the Trust or his earlier death, retirement, resignation, bankruptcy, incapacity or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Trust Instrument or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Fund, to amend the Trust Instrument, to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Trust Instrument, the Trust's Bylaws or the Trustees.

               As mentioned above in "Shareholder Meetings," each share of each series of the Trust has one vote (and fractional votes for fractional shares). Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

INDEPENDENT ACCOUNTANTS

               PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, independent accountants for the Funds, audit the Funds' annual financial statements and prepare their tax returns.

REGISTRATION STATEMENT

               The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

               Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in such Fund over periods of 1, 5, and 10 years (up to the life of the Fund) that would equate the initial amount invested to the ending value. These rates of return are quoted using three different measures: (1) average annual total return before taxes; (2) average annual total return after taxes on distributions; and (3) average annual total return after taxes on distribution and redemption. The average annual total return before taxes is calculated based on the following formula: P(1 + T)(n) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). The average annual total return after taxes on distribution is calculated based on the following formula: P(1 + T)(n) = ATV(D) (where P = a hypothetical initial payment of $1,000, T = the average annual total return (after taxes on distributions), n = the number of years and ATV(D) = the ending value of a hypothetical $1,000 payment made at the beginning of the period). Average annual total return after taxes on distributions and redemption is calculated based on the following formula:
               P(1 + T)(n) = ATV(DR) (where P = a hypothetical initial payment of $1,000, T = the average annual total return (after taxes on distributions and redemptions), n = the number of years and ATV(DR) = the ending value of a hypothetical $1,000 payment made at the beginning of the period).

               All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions, less taxes due on such distributions, are reinvested when paid. The taxes due are calculated using the highest individual marginal federal tax rates and capital gains tax rates in effect on the reinvestment date. State and local taxes are not considered. In addition, the formulas do not take into account the effect of the alternative minimum tax or phaseouts of certain tax credits, exemptions and deductions for taxpayers whose adjusted gross income is above a specified amount.

CLASS I SHARES


               Class I Shares of the Funds commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of corresponding portfolios of Janus Aspen Series ("Predecessor Funds") into the Funds. The following returns reflect the performance of the Retirement Shares of the Predecessor Funds prior to that date. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations. After-tax returns are calculated using distributions for the Funds for the period August 1, 2000 to January 31, 2003. If applicable, actual distributions for the Predecessor Funds for the period May 1, 1997 to July 31, 2000; and, if applicable, actual distributions for Institutional Shares of the corresponding Janus Aspen Series fund for periods prior to May 1, 1997. If Class I Shares of the Funds had been available during those earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown. Performance information for Risk-Managed Large Cap Growth Fund, Risk-Managed Large Cap Core Fund and Mid Cap Value Fund is provided from their respective inception dates.

               The average annual total return before taxes of the Funds' Class I Shares (computed to include the returns of the Predecessor Funds prior to the reorganization, except for International Value Fund, Risk-Managed Large Cap Growth Fund, Risk-Managed Large Cap Core Fund and Mid Cap Value Fund, which do not have Predecessor Funds because they commenced operations on May 1, 2001, January 2, 2003, January 2, 2003 and December 31, 2002, respectively), computed as of January 31, 2003 is shown in the table below.



                          [TO BE UPDATED BY AMENDMENT]



                                                                           Average Annual Total Return
                                                                                  (Before Taxes)
                                                                                                    Life of
                                                                                                     Fund
                                                         Number                                   (including
                                           Inception    of Months      One       Five      Ten    Predecessor
Fund Name                                   Date(1)    in Lifetime     Year      Years    Years      Fund)
-------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund - Class I
 Shares                                      5/1/97          69
Growth Fund - Class I Shares                9/13/93       112.5
Growth and Income Fund - Class I
 Shares                                      5/1/98          57
Mid Cap Growth Fund - Class I
 Shares(2)                                  9/13/93       112.5
Risk-Managed Large Cap Growth Fund -
 Class I Shares                              1/2/03
International Growth Fund - Class I
 Shares(3)                                   5/2/94         105
International Value Fund - Class I
 Shares(4)                                   5/1/01          21
Worldwide Fund - Class I Shares             9/13/93       112.5
Balanced Fund - Class I Shares              9/13/93       112.5
Core Equity Fund - Class I Shares            5/1/97          69
Risk-Managed Large Cap Core
 Fund - Class I Shares                       1/2/03
Mid Cap Value Fund - Class I Shares        12/31/02           1
Flexible Income Fund - Class I Shares       9/13/93       112.5


(1) Of Predecessor Fund, if applicable.


(2) Formerly, Aggressive Growth Fund.



(3) Formerly, International Fund.



(4) Formerly, Global Value Fund.

               Average annual total return after taxes on distributions assumes that (1) taxes are paid on distributions at the time of the distribution; (2) shares were held for the entire measurement period; and (3) no taxes have been paid on accumulated capital appreciation. The average annual total return after taxes on distributions of each Fund, computed as of January 31, 2003, is shown in the table below.



                          [TO BE UPDATED BY AMENDMENT]



                                                                             Average Annual Return
                                                                         (After Taxes on Distributions)
                                                                                                    Life of
                                                                                                     Fund
                                                       Number                                     (including
                                         Inception    of Months      One         Five      Ten    Predecessor
Fund Name                                 Date(1)    in Lifetime     Year        Years    Years      Fund)
-------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund - Class I
 Shares                                    5/1/97          69
Growth Fund - Class I Shares              9/13/93       112.5
Growth and Income Fund - Class I
 Shares                                    5/1/98          57
Mid Cap Growth Fund - Class I
 Shares(2)                                9/13/93       112.5
Risk-Managed Large Cap Growth Fund -
 Class I Shares                            1/2/03
International Growth Fund - Class I
 Shares(3)                                 5/2/94         105
International Value Fund - Class I
 Shares(4)                                 5/1/01          21
Worldwide Fund - Class I Shares           9/13/93       112.5
Balanced Fund - Class I Shares            9/13/93       112.5
Core Equity Fund - Class I Shares          5/1/97          69
Risk-Managed Large Cap Core Fund -
 Class I Shares                            1/2/03
Mid Cap Value Fund - Class I Shares      12/31/02
Flexible Income Fund - Class I
 Shares                                   9/13/93       112.5


(1) Of Predecessor Fund, if applicable.


(2) Formerly, Aggressive Growth Fund.



(3) Formerly, International Fund.



(4) Formerly, Global Value Fund.

               Average annual total return after taxes on distributions and redemption assumes that (1) taxes are paid at the time of the distribution; (2) shares have been sold at the end of the measurement period; and (3) the long-term capital gains tax rate is applied on accumulated capital appreciation for all periods. If a capital loss would have occurred on liquidation, the loss is recorded as a tax benefit, increasing the return after taxes on distributions and redemption. The average annual total return after taxes on distributions and redemption of each Fund, computed as of January 31, 2003, is shown in the table below.



                          [TO BE UPDATED BY AMENDMENT]



                                                                              Average Annual Return
                                                                        (After Taxes on Distributions and
                                                                                   Redemptions)
                                                                                                   Life of
                                                                                                    Fund
                                                          Number                                 (including
                                            Inception    of Months      One      Five     Ten    Predecessor
Fund Name                                    Date(1)    in Lifetime     Year     Years   Years      Fund)
------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund - Class I
 Shares                                       5/1/97          69
Growth Fund - Class I Shares                 9/13/93       112.5
Growth and Income Fund - Class I Shares       5/1/98          57
Mid Cap Growth Fund - Class I Shares(2)      9/13/93       112.5
Risk-Managed Large Cap Growth Fund -
 Class I Shares                               1/2/03
International Growth Fund - Class I
 Shares(3)                                    5/2/94         105
International Value Fund - Class I
 Shares(4)                                    5/1/01          21
Worldwide Fund - Class I Shares              9/13/93       112.5
Balanced Fund - Class I Shares               9/13/93       112.5
Core Equity Fund - Class I Shares             5/1/97          69
Risk-Managed Large Cap Core
 Fund - Class I Shares                        1/2/03
Mid Cap Value Fund - Class I Shares         12/31/02
Flexible Income Fund - Class I Shares        9/13/93       112.5


(1) Of Predecessor Fund, if applicable.


(2) Formerly, Aggressive Growth Fund.



(3) Formerly, International Fund.



(4) Formerly, Global Value Fund.

CLASS C SHARES

               The Funds' Class C Shares commenced operations on September 30, 2002. The performance shown below for Class C Shares reflects the historical performance of Class I Shares of the Funds prior to September 30, 2002, restated based on Class C Shares' estimated fees and expenses (ignoring any fee and expense limitations).


               The Class I Shares of the Funds commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series ("Predecessor Funds") into the Funds. The Class I Shares' performance reflects the performance of the Retirement Shares of the Predecessor Funds prior to August 1, 2000. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations. After-tax returns for Class C Shares of the Funds are calculated using distributions for Class I Shares of the Funds for the period August 1, 2000 to January 31, 2003, if applicable, actual distributions for the Predecessor Funds for the period May 1, 1997 to July 31, 2000; and, if applicable, actual distributions for Institutional Shares of the corresponding Janus Aspen Series fund for periods prior to May 1, 1997. If Class C Shares of the Funds had been available during those earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown. Performance information for Risk-Managed Large Cap Growth Fund, Risk-Managed Large Cap Core Fund and Mid Cap Value Fund is provided from their respective inception dates.

               The average annual return before taxes assumes that (1) the initial sales load is deducted from the initial $1,000 payment;
               (2) all distributions by a Fund are invested at the price stated in the Prospectus on the reinvestment dates during the period; and (3) shares were held for the entire measurement periods and completely redeemed with the deferred sales load deducted at the time, in the amount and under the terms disclosed in the Prospectus. The average annual total return before taxes of the Funds' Class C Shares (computed to include the returns of the Predecessor Funds prior to the reorganization, except for International Value Fund, Risk-Managed Large Cap Growth Fund, Risk-Managed Large Cap Core Fund and Mid Cap Value Fund, which do not have Predecessor Funds because they commenced operations on May 1, 2001, January 2, 2003, January 2, 2003 and December 31, 2002, respectively), computed as of January 31, 2003, is shown in the table below.



                          [TO BE UPDATED BY AMENDMENT]



                                                                Average Annual Total Return (Before Taxes)
                                                  Number                                     Life of Fund
                                    Inception    of Months      One       Five      Ten       (including
Fund Name                            Date(1)    in Lifetime     Year      Years    Years   Predecessor Fund)
------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund - Class
  C Shares                           5/01/97          69
Growth Fund - Class C Shares         9/13/93       112.5
Growth and Income Fund - Class C
  Shares                             5/01/98          57
Mid Cap Growth Fund - Class C
  Shares(2)                          9/13/93       112.5
Risk-Managed Large Cap Growth
  Fund - Class C Shares               1/2/03
International Growth Fund - Class
  C Shares(3)                        5/02/94         105
International Value Fund - Class C
  Shares(4)                          5/01/01          21
Worldwide Fund - Class C Shares      9/13/93       112.5
Balanced Fund - Class C Shares       9/13/93       112.5
Core Equity Fund - Class C Shares    5/01/97          69
Risk-Managed Large Cap Core Fund -
  Class C Shares                      1/2/03
Mid Cap Value Fund - Class C
  Shares                            12/31/02
Flexible Income Fund - Class C
  Shares                             9/13/93       112.5

(1) Of Predecessor Fund, if applicable.


(2) Formerly, Aggressive Growth Fund.



(3) Formerly, International Fund.



(4) Formerly, Global Value Fund.

               Yield quotations for a Fund are based on the investment income per Share earned during a particular 30-day period (including dividends, if any, and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the net asset value per share on the last day of the period, according to the following formula:

                         YIELD = 2[(a - b + 1)(6) - 1]
                                    -----
                                     cd

                where a   = dividend and interest income
                      b   = expenses accrued for the period (net of
                            reimbursements)
                      c   = average daily number of shares outstanding
                            during the period that were entitled to
                            receive dividends
                      d   = maximum net asset value (Class I Shares) or
                            maximum offering price (Class C Shares) per
                            share on the last day of the period


               [TO BE UPDATED BY AMENDMENT]



               The yield for the 30-day period ended January 31, 2003 for
               Flexible Income Fund's Class I Shares is      %, and for Flexible
               Income Fund's Class C Shares is      %. The maximum offering
               price for Class C Shares includes the initial sales charge for purposes of calculating Flexible Income Fund's Class C Shares' yield. The CDSC is not considered when calculating Flexible Income Fund's Class C Shares' yield.


               From time to time in advertisements or sales material, the Funds may discuss their performance ratings or other information as published by recognized mutual fund statistical rating services, including, but not limited to, Lipper Analytical Services, Inc. ("Lipper"), Ibbotson Associates, Micropal or Morningstar, Inc. ("Morningstar") or by publications of general interest such as Forbes, Money, The Wall Street Journal, Mutual Funds Magazine, Kiplinger's or Smart Money. The Funds may also compare their performance to that of other selected mutual funds (for example, peer groups created by Lipper or Morningstar), mutual fund averages or recognized stock market indicators, including, but not limited to, the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's MidCap 400 Index, the Dow Jones Industrial Average, the Lehman Brothers Government/Credit Index Dow Jones Industrial Average, the Wilshire 5000 Index, the Russell 2000 Index, the Russell 1000 Index, the Russell 1000 Growth Index, the Russell Mid Cap Growth Index, the Russell 2000 Growth Index, the Russell 3000 Growth Index, the Russell 1000 Value Index, the Russell 2000 Value Index, the Russell Mid Cap Value Index, the Standard and Poor's 600 Small Cap Index, the Dow Jones World Index, the Standard & Poor's/BARRA Value Index, the Standard & Poor's/BARRA Growth Index, the Nasdaq 100, the Lehman Brothers Intermediate Term Government/Corporate Bond Index, the Investment Week 100 Index and the Nasdaq composite. In addition, the Funds may compare their total return or yield to the yield on U.S. Treasury obligations and to the percentage change in the Consumer Price Index. Worldwide Fund, International Fund and International Value Fund may also compare their performance to the record of global market indicators, such as the Morgan Stanley Capital International World Index or the Morgan Stanley Capital International Europe, Australasia, and the Far East (EAFE(R)) Index. Such performance ratings or comparisons may be made with funds that may have different investment restrictions, objectives, policies or techniques than the Funds and such other funds or market indicators may be comprised of securities that differ significantly from the Funds' investments.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT

               The following audited financial statements for the Funds' Class I Shares for the period ended July 31, 2002 are hereby incorporated into this SAI by reference to the Annual Report dated July 31, 2002. No financial statements are available for Class C Shares because Class C Shares had not commenced operations as of July 31, 2002. No financial statements are available for Risk-Managed Large Cap Growth Fund, Risk-Managed Large Cap Core Fund or Mid Cap Value Fund because these Funds had not commenced operations as of July 31, 2002.

               Schedules of Investments as of July 31, 2002

               Statements of Operations for the period ended July 31, 2002

               Statements of Assets and Liabilities as of July 31, 2002

               Statements of Changes in Net Assets for the periods ended July 31, 2002 and 2001

               Financial Highlights for each of the periods indicated

               Notes to Financial Statements

               Report of Independent Accountants


DOCUMENTS INCORPORATED BY REFERENCE TO THE SEMIANNUAL REPORT



               In addition, the following unaudited financial statements for the Funds' Class I and Class C Shares for the period ended January 31, 2003 are incorporated into this SAI by reference to the Semiannual Report dated January 31, 2003. Such financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the semiannual period ended January 31, 2003. All such adjustments are of a normal, recurring nature.



               Schedules of Investments as of January 31, 2003



               Statements of Operations for the period ended January 31, 2003



               Statements of Assets and Liabilities as of January 31, 2003

               Statements of Changes in Net Assets for the period ended January 31, 2003



               Financial Highlights for each of the periods indicated



               Notes to Financial Statements



               Report of Independent Accountants


The portions of the Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------

EXPLANATION OF RATING CATEGORIES

               The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICE

                BOND RATING                  EXPLANATION
                --------------------------------------------------------------------
                Investment Grade
                AAA......................... Highest rating; extremely strong capacity to pay principal and interest.
                AA.......................... High quality; very strong capacity to pay principal and interest.
                A........................... Strong capacity to pay principal and interest; somewhat more susceptible to
                                             the adverse effects of changing
                                             circumstances and economic conditions.
                BBB-........................ Adequate capacity to pay principal and interest; normally exhibit adequate
                                             protection parameters, but adverse
                                             economic conditions or changing
                                             circumstances more likely to lead to a
                                             weakened capacity to pay principal and
                                             interest than for higher rated bonds.
                Non-Investment Grade
                BB+, B, CCC, CC, C.......... Predominantly speculative with respect to the issuer's capacity to meet
                                             required interest and principal
                                             payments. BB -- lowest degree of
                                             speculation; C -- the highest degree of
                                             speculation. Quality and protective
                                             characteristics outweighed by large
                                             uncertainties or major risk exposure to
                                             adverse conditions.
                D........................... In default.

MOODY'S INVESTORS SERVICE, INC.

                BOND RATING                  EXPLANATION
                --------------------------------------------------------------------
                Investment Grade
                Aaa......................... Highest quality, smallest degree of investment risk.
                Aa.......................... High quality; together with Aaa bonds, they compose the high-grade bond group.
                A........................... Upper-medium grade obligations; many favorable investment attributes.
                Baa......................... Medium-grade obligations; neither highly protected nor poorly secured.
                                             Interest and principal appear adequate
                                             for the present but certain protective
                                             elements may be lacking or may be
                                             unreliable over any great length of
                                             time.
                Non-Investment Grade
                Ba.......................... More uncertain, with speculative elements. Protection of interest and
                                             principal payments not well safeguarded
                                             during good and bad times.
                B........................... Lack characteristics of desirable investment; potentially low assurance
                                             of timely interest and principal
                                             payments or maintenance of other
                                             contract terms over time.
                Caa......................... Poor standing, may be in default;
                                             elements of danger with respect to
                                             principal or interest payments.
                Ca.......................... Speculative in a high degree; could be in default or have other marked
                                             shortcomings.
                C........................... Lowest-rated; extremely poor prospects of ever attaining investment standing.

               Unrated securities will be treated as noninvestment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

                                  [JANUS LOGO]
                                         www.janus.com

                                         100 Fillmore Street
                                         Denver, Colorado 80206-4928
                                         1-800-525-0020

                                      June 2, 2003


                              JANUS ADVISER SERIES


                      JANUS ADVISER STRATEGIC VALUE FUND*

                                 CLASS I SHARES
                                 CLASS C SHARES

                      Statement of Additional Information

     * Janus Adviser Strategic Value Fund will be merged into Janus Adviser Mid Cap Value Fund effective on or about June 2, 2003, subject to shareholder approval.


     This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus for Class I Shares and Class C Shares (collectively, the "Shares") of the Fund listed above, which is a separate series of Janus Adviser Series, a Delaware business trust (now called a Delaware statutory trust). This series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. Janus Capital Management LLC ("Janus Capital") is the investment manager of the Fund.

     Shares of the Fund may be purchased only through institutional channels such as qualified and non-qualified retirement and pension plans, bank trust departments, brokers, financial advisers and other financial intermediaries.


     This SAI is not a Prospectus and should be read in conjunction with the Fund's Prospectus dated June 2, 2003, which is incorporated by reference into this SAI and may be obtained from your plan sponsor, broker or other financial intermediary. This SAI contains additional and more detailed information about the Fund's operations and activities than the Prospectus. The Annual and Semiannual Reports, which contain important financial information about the Fund, are incorporated by reference into this SAI and are also available, without charge, from your plan sponsor or other financial intermediary.

(JANUS LOGO)

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                Classification, Investment Policies and
                Restrictions, and Investment Strategies and
                Risks...........................................    2
                Investment Adviser..............................   41
                Custodian, Transfer Agent and Certain
                Affiliations....................................   48
                Portfolio Transactions and Brokerage............   50
                Trustees and Officers...........................   56
                Shares of the Trust.............................   67
                   Net Asset Value Determination................   67
                   Purchases....................................   68
                   Distribution and Shareholder Servicing
                   Plans........................................   69
                   Redemptions..................................   72
                Income Dividends, Capital Gains Distributions
                and Tax Status..................................   74
                Principal Shareholders..........................   76
                Miscellaneous Information.......................   77
                   Shares of the Trust..........................   77
                   Shareholder Meetings.........................   77
                   Voting Rights................................   78
                   Independent Accountants......................   78
                   Registration Statement.......................   79
                Performance Information.........................   80
                Financial Statements............................   84

CLASSIFICATION, INVESTMENT POLICIES AND
RESTRICTIONS, AND INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

CLASSIFICATION


               The Fund is a series of Janus Adviser Series (the "Trust"), an open-end, management investment company. The Investment Company Act of 1940 ("1940 Act") classifies mutual funds as either diversified or nondiversified. The Fund is classified as nondiversified. The Fund will be operated in a manner consistent with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code").


INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO THE FUND


               The Fund is subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of
               (i) more than 50% of the outstanding voting securities of the Trust (or the Fund or class of shares if a matter affects just the Fund or the class of shares), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or the Fund or class of shares) are present or represented by proxy. The following policies are fundamental policies of the Fund:


               The Fund may not:


               (1) Invest 25% or more of the value of its total assets in any particular industry (other than U.S. Government securities).



               (2) Invest directly in real estate or interests in real estate; however, the Fund may own debt or equity securities issued by companies engaged in those businesses.



               (3) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

               (4) Lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities or loans, including assignments and participation interests).



               (5) Act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.



               (6) Borrow money except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of the Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions or futures, options, swaps or forward transactions. The Fund may not issue "senior securities" in contravention of the 1940 Act.


               As a fundamental policy, the Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the Fund.

               The Trustees have adopted additional investment restrictions for the Fund. These restrictions are operating policies of the Fund and may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following:

               (a) The Fund will not (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission ("CFTC") regulations, except that the Fund may enter into futures contracts and related options for purposes other than for bona fide hedging as permitted under CTFC Rule 4.5; and
               (ii) enter into any futures contracts if the aggregate amount of the Fund's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

               (b) The Fund may sell securities short if it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor ("short sales against the box"). In addition, the Fund may engage in "naked" short sales, which involve selling a security that the Fund borrows and does not own. The total market value of all of the Fund's naked short sale positions will not exceed 8% of its assets. Transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.


               (c) The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

               (d) The Fund may not mortgage or pledge any securities owned or held by the Fund in amounts that exceed, in the aggregate, 15% of the Fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.


               (e) The Fund does not currently intend to purchase any security or enter into a repurchase agreement, if as a result, more than 15% of its respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

               (f) The Fund may not invest in companies for the purpose of exercising control of management.

               Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), the Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital serves as investment adviser. All such borrowing and lending will be subject to the above limits. The Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. The Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

               For the purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.

               For purposes of the Fund's restriction on investing in a particular industry, the Fund will rely primarily on industry classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P.

               classifications are so broad that the primary economic characteristics in a single class are materially different, the Fund may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT STRATEGIES AND RISKS

Cash Position

               As discussed in the Prospectus, the Fund's cash position may temporarily increase under various circumstances. Securities that the Fund may invest in as a means of receiving a return on idle cash include domestic or foreign denominated commercial paper, certificates of deposit, repurchase agreements or other short-term debt obligations. These securities may include U.S. and foreign short-term cash instruments. The Fund may also invest in money market funds, including funds managed by Janus Capital. (See "Investment Company Securities").

Illiquid Investments

               The Fund may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper and municipal lease obligations purchased by the Fund. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: (1) the frequency of trades and quoted prices for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not deemed to be a restricted security subject to these procedures.

               If illiquid securities exceed 15% of the Fund's net assets after the time of purchase the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the portfolio manager may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the net asset value of the Fund to decline.


               The Fund may invest up to 5% of its total assets in venture capital investments, although no more than 0.5% of its total assets will be invested in any one venture capital company. Venture capital investments are investments in new and early stage companies whose securities are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The Fund may not be able to sell such investments when the portfolio manager deems it appropriate to do so due to restrictions on their sale. In addition, the Fund may be forced to sell its venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the Fund may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in the Fund's NAV.


Securities Lending

               Under procedures adopted by the Trustees, the Fund may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Fund may seek to earn additional income through securities lending. Since there is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially, securities lending will only be made to parties that Janus Capital deems creditworthy and in good standing. In addition, such loans will only be made if Janus Capital believes the benefit from granting such loans justifies the risk. The Fund will not have the right to vote on securities while they are being lent, but they will call a loan in anticipation of any important vote. All loans will be continuously secured by collateral which consists of cash, U.S. Government securities, letters of credit and such other collateral permitted by the SEC. Cash collateral may be invested in money market funds advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC.

Foreign Securities

               Within the parameters of its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

               CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

               POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

               REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

               MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

               TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Short Sales

               The Fund may engage in "short sales against the box." This technique involves selling either a security that the Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.


               The Fund may also engage in "naked" short sales. In a naked short sale transaction, the Fund sells a security it does not own to a purchaser at a specified price. To complete a naked short sale, the Fund must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market and return it to the lender. The Fund will engage in naked short sales when the portfolio manager anticipates that the security's market purchase price will be less than its borrowing price. Naked short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, naked short sales carry risks of loss if the value of a security sold short increases prior to the scheduled delivery date and the Fund must pay more for the security than it has received from the purchaser in the short sale. The total market value of all of the Fund's naked short sale positions will not exceed 8% of its assets.


Zero Coupon, Step Coupon and Pay-In-Kind Securities


               Within the parameters of its specific investment policies, the Fund may invest up to 10% of its assets in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of the Fund's restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).


               Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Code, the Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because the Fund will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years the Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. The Fund might obtain such cash from selling other portfolio holdings which might cause the Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time.

               Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Pass-Through Securities

               The Fund may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Fund. The most common type of pass-through securities are mortgage-backed securities. Ginnie Mae Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. The Fund will generally purchase "modified pass-through" Ginnie Mae

               Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

               Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. Government.

               Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae Certificates"). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. Government.

               Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Fund), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. The portfolio manager will consider estimated prepayment rates in calculating the average-weighted maturity of the Fund. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by the Fund might be converted to cash and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit the Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

               Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

               The Fund also may invest in pass-through securities, which are interests evidencing direct ownership of a pool of debt securities. Holders of the interests are entitled to receive distributions of interest, principal and other payments on each of the underlying debt securities (less expenses). The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, the Fund may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of the funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass-through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI and in the Fund's Prospectus may apply.

Investment Company Securities

               From time to time, the Fund may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act. The Fund may invest in securities of money market funds managed by Janus Capital in excess of the limitations of Section 12(d)(1) under the terms of an SEC exemptive order obtained by Janus Capital and the Janus funds.

               Investment companies may include index-based investments such as exchange traded funds ("ETFs"), which hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investment is the same as investing in a portfolio of equity securities comprising the index. As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs.) Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Depositary Receipts

               The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Fund may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similar to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

               Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Fund's prospectus.

Municipal Obligations

               The Fund may invest in municipal obligations issued by states, territories and possessions of the United States and the District of Columbia. The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable the Fund to demand payment on short notice from the issuer or a financial intermediary.

Other Income-Producing Securities


               Other types of income-producing securities that the Fund may purchase include, but are not limited to, the following types of securities:


               VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

               In order to most effectively use these investments, the portfolio manager must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio manager incorrectly forecasts such movements, the Fund could be adversely affected by the use of variable or floating rate obligations.

               STANDBY COMMITMENTS. These instruments, which are similar to a put, give the Fund the option to obligate a broker, dealer or bank to repurchase a security held by the Fund at a specified price.

               TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

               INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. The Fund will not invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, the Fund could lose money or its NAV could decline by the use of inverse floaters.

               STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.


               The Fund will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of its holdings.


Repurchase and Reverse Repurchase Agreements

               In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, the Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital.

               The Fund may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, the Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund, although the Fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

High-Yield/High-Risk Bonds


               The Fund intends to invest less than 35% of its net assets in bonds that are rated below investment grade (e.g., bonds rated BB+ or lower by Standard & Poor's Rating Service or Ba or lower by Moody's Investors Service, Inc.). Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.


               The Fund may also invest in unrated bonds of foreign and domestic issuers. Unrated bonds will be included in the Fund's limit on investments in bonds rated below investment grade unless the portfolio manager deems such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. The Fund's portfolio manager will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.


Defaulted Securities


               The Fund will invest in defaulted securities only when the portfolio manager believes, based upon his analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. Defaulted securities will be included in the Fund's limit on investments in bonds rated below investment grade. Notwithstanding the portfolio manager's belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:


               FINANCIAL AND MARKET RISKS. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings.

               Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

               DISPOSITION OF PORTFOLIO SECURITIES. Although the Fund generally will purchase securities for which the portfolio manager expects an active market to be maintained, defaulted securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Fund will limit holdings of any such securities to amounts that the portfolio manager believes could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Fund's ability to readily dispose of securities to meet redemptions.

               OTHER. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Fund.

Futures, Options and Other Derivative Instruments

               FUTURES CONTRACTS. The Fund may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. Government securities, foreign government securities, equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the CFTC and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

               The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain other liquid assets by the Fund's custodian or subcustodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM's other customers. Janus Capital will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business and by depositing margin payments in a segregated account with the Fund's custodian.

               The Fund intends to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. The Fund will use futures contracts and related options primarily for bona fide hedging purposes within the meaning of CFTC regulations. To the extent that the Fund holds positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the Fund intends to comply with the requirements of CFTC Rule 4.5. Rule 4.5 currently provides that the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The CFTC recently proposed amendments to Rule
               4.5 that also would permit the Fund to use futures and related options for non-hedging purposes provided that the notional value of such positions does not exceed the liquidation value of the Fund's portfolio. For purposes of this test, "notional value" is calculated for futures by multiplying each such position the size of the contract, in contract units, by the current market price per unit and for options by multiplying for each such position the size of the contract, in contract units, by the strike price per unit. The CFTC has indicated that the Fund may currently rely on this alternative test, pending adoption of the final amendments to Rule 4.5.

               Although the Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because the Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, the Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

               The Fund may also enter into futures contracts to protect the Fund from fluctuations in the value of individual securities or the securities markets generally, or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, the Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. The Fund may also use this technique with respect to an individual company's stock. To the extent the Fund enters into futures contracts for this purpose, the segregated assets maintained to cover the Fund's obligations with respect to the futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by the Fund with respect to the futures contracts. Conversely, if the Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if the Fund holds an individual company's stock and expects the price of that stock to decline, the Fund may sell a futures contract on that stock in hopes of offsetting the potential decline in the company's stock price. The Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

               If the Fund owns bonds and the portfolio manager expects interest rates to increase, the Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as the Fund selling bonds in its portfolio. If interest rates increase as anticipated, the value of the bonds would decline, but the value of the Fund's interest rate futures contract will increase, thereby keeping the net asset value of the Fund from declining as much as it may have otherwise. If, on the other hand, the portfolio manager expects interest rates to decline, the Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although the Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

               The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by a portfolio manager still may not result in a successful use of futures.


               Futures contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, the Fund's overall performance could be worse than if the Fund had not entered into futures contracts if the portfolio manager's investment judgment proves incorrect. For example, if the Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to the Fund.


               The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund will not match exactly the

               Fund's current or potential investments. The Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of the Fund's investments.

               Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with the Fund's investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between the Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. The Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund's other investments.

               Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund's access to other assets held to cover its futures positions also could be impaired.

               OPTIONS ON FUTURES CONTRACTS. The Fund may buy and write put and call options on futures contracts. An option on a future gives the Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. As with other option transactions, securities will be segregated to cover applicable margin or segregation requirements on open futures contracts. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when the Fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

               The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures' price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund is considering buying. If a call or put option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

               The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

               The amount of risk the Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

               FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. The Fund may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies or other financial instruments. Currently, the Fund does not intend to invest in forward contracts other than forward currency contracts. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, for-ward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

               The following discussion summarizes the Fund's principal uses of forward foreign currency exchange contracts ("forward currency contracts"). A Fund may enter into forward currency contracts with stated contract values of up to the value of the Fund's assets. The forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). The Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). The Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. The Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances the Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

               These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on the Fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting the Fund's currency exposure from one foreign currency to another removes the Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the Fund if its portfolio manager's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

               The Fund will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or whose value is tied to the currency underlying the forward contract or the currency being hedged. To the extent that the Fund is not able to cover its forward currency positions with underlying portfolio securities, the Fund's custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, the Fund will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of the Fund's commitments with respect to such contracts. As an alternative to segregating assets, the Fund may buy call options permitting the Fund to buy the amount of foreign currency being hedged by a forward sale contract or the Fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

               While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Fund's ability to utilize forward contracts may be restricted. In addition, the Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

               OPTIONS ON FOREIGN CURRENCIES. The Fund may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may buy put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

               Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, the Fund could sustain losses on transactions in foreign currency options that would require the Fund to forego a portion or all of the benefits of advantageous changes in those rates.

               The Fund may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

               Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow the Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

               The Fund may write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by the Fund in cash or other liquid assets in a segregated account with the Fund's custodian.

               The Funds also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, the Fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

               OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in net asset value, the Fund may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. The Fund may write and buy options on the same types of securities that the Fund may purchase directly.

               A put option written by the Fund is "covered" if the Fund (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Fund's custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

               A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if the Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and other liquid assets in a segregated account with its custodian.

               The Fund also may write call options that are not covered for cross-hedging purposes. The Fund collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. The Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and the portfolio manager believes that writing the option would achieve the desired hedge.

               The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

               The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

               In the case of a written call option, effecting a closing transaction will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit the Fund to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit the Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, the Fund will effect a closing transaction prior to or concurrent with the sale of the security.

               The Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. The Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

               An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Fund may not be able to effect closing transactions in particular options and the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options, (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange, (v) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

               The Fund may write options in connection with buy-and-write transactions. In other words, the Fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

               The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

               The Fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

               The Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

               The Fund may write straddles (combinations of put and call options on the same underlying security), which are generally a non-hedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that the Fund has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

               EURODOLLAR INSTRUMENTS. The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

               SWAPS AND SWAP-RELATED PRODUCTS. The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one NRSRO at the time of entering into such transaction. Janus Capital will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

               The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

               There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund. These transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that the Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. The Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

               ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

               Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

               The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

               In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

INVESTMENT ADVISER
--------------------------------------------------------------------------------

INVESTMENT ADVISER - JANUS CAPITAL MANAGEMENT LLC


               As stated in the Prospectus, the Fund has an Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.


               The Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Fund's investments, provide office space for the Fund, and pay the salaries, fees and expenses of all Fund officers and of those Trustees who are interested persons of Janus Capital. Janus Capital also may make payments to selected broker-dealer firms or institutions which were instrumental in the acquisition of shareholders for the Fund or other Janus Funds or which perform recordkeeping or other services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Fund.

               From their own assets, Janus Capital, Janus Distributors LLC or their affiliates may pay retirement plan service providers, brokers, banks, financial advisers and other financial intermediaries fees for providing recordkeeping, subaccounting and other administrative services to their customers in connection with investment in the Fund. These fees may be in addition to any 12b-1 fees or other fees paid from the Fund's assets to these financial intermediaries.

               The Fund pays custodian and transfer agent fees and expenses, brokerage commissions and dealer spreads and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest, taxes, trade or other investment company dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Fund Trustees who are not interested persons of Janus Capital, trade or other investment company organization dues and expenses and other costs of complying with applicable laws regulating the sale of Fund shares. Pursuant to the Advisory Agreements, Janus Capital furnishes certain other services, including net asset value determination, portfolio accounting, recordkeeping, and blue sky registration and monitoring services, for which the Fund may reimburse Janus Capital for its costs.


               Strategic Value Fund has agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.65% of the average daily net assets of the Fund.



               Janus Capital has agreed by contract to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee and administrative services fee for Class I Shares, the distribution and shareholder servicing fee for Class C Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed 1.25% of the average daily net assets for a fiscal year until at least the next annual renewal of the advisory agreement.



               The following table summarizes the advisory fees paid by the Fund and any advisory fee waivers for the last two fiscal periods of the Fund. The information below is for the fiscal periods ended July 31. The information presented in the table below reflects the management fee in effect during each of the periods shown.



                                 2002                       2001
Fund Name                    Advisory Fee    Waivers    Advisory Fee    Waivers
-------------------------------------------------------------------------------
  Strategic Value Fund        $32,813        $32,813(1)  $32,971        $32,971(1)
-------------------------------------------------------------------------------



(1) Fee waiver by Janus Capital exceeded the advisory fee.



               The Fund's Advisory Agreement is dated April 3, 2002 and will continue in effect until July 1, 2003, and thereafter from year to year so long as such continuance is approved annually by a majority of the Fund's Trustees who are not parties to the

               Advisory Agreements or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees"), and by either a majority of the outstanding voting shares of the Fund or the Trustees of the Fund. The Advisory Agreement (i) may be terminated without the payment of any penalty by the Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of the Fund.


               APPROVAL OF INVESTMENT ADVISORY AGREEMENT



               In continuing the Fund's Advisory Agreement the Trustees requested and considered a wide range of information provided by Janus Capital and certain of its affiliates. Among other things, the Trustees considered information about:


               - Janus Capital and its personnel (including particularly those personnel with responsibilities for providing services to the
                 Fund), resources and investment process;

               - the terms of the Advisory Agreement;

               - the scope and quality of the services that Janus Capital provides to the Fund;


               - the historical investment performance of the Fund and that of comparable funds managed by other advisers over various periods;


               - the advisory fee rates payable to Janus Capital by the Fund and by other funds and client accounts managed by Janus Capital, and payable by comparable funds managed by other advisers;

               - the total expense ratio of the Fund and of comparable funds managed by other advisers;

               - compensation payable by the Fund to affiliates of Janus Capital for other services;

               - the profitability to Janus Capital and its affiliates of their relationships with the Fund; and

               - Janus Capital's use of the Fund's brokerage transactions to obtain research benefiting the Fund or other Janus Capital clients at a cost that may be in excess of the amount other brokers would charge or to reduce certain out-of-pocket expenses otherwise payable by the Fund.

               In addition, the Independent Trustees received advice from independent legal counsel. Based on the Trustees' deliberations and their evaluations of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the Advisory Agreement and concluded that the compensation under the Advisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgement.

               ADDITIONAL INFORMATION ABOUT JANUS CAPITAL

               Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Investment decisions for each account managed by Janus Capital, including the Fund, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers will be allocated pro rata under procedures adopted by Janus Capital. In some cases, the allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others cases, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

               With respect to allocations of initial public offerings ("IPOs"), under IPO allocation procedures adopted by Janus Capital, accounts will participate in an IPO if the portfolio manager believes the IPO is an appropriate investment based on the account's investment restrictions, risk profile, asset composition, and/or cash levels. The IPO allocation procedures require that each account be assigned to a pre-defined group ("IPO Group"), based on objective criteria set forth in the procedures. Generally, an account may not participate in an IPO unless it is assigned to an IPO Group that correlates with the pre-offering market capitalization ("IPO Classification") of the company. If, however, the portfolio manager intends to build a long-term position in the company and purchase securities in both the initial offering and in the immediate aftermarket, then all participating portfolio managers' clients will receive the same proportion of IPO shares to aftermarket shares, resulting in a blended price equal to the average price paid for all IPO and immediate aftermarket shares. If there is no immediate aftermarket activity, all shares purchased will be allocated pro rata to the participating manager's accounts in the IPO Group corresponding to the IPO Classification, subject to a de minimis standard. In situations where the portfolio manager wants to take a small position in a security, an exception to this de minimis standard may be allowed. These IPO allocation procedures may result in certain accounts, particularly larger accounts, receiving fewer IPOs than other accounts, which may impact performance.

               Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots, and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to the portfolio manager who is instrumental in originating or developing an investment opportunity or to comply with the portfolio manager's request to ensure that his or her accounts receive sufficient securities to satisfy specialized investment objectives.

               Pursuant to an exemptive order granted by the SEC, the Fund and other funds advised by Janus Capital may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating portfolios on a pro rata basis.

               Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

               Janus Capital and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy and Outside Employment Policy. The Rules are designed to ensure that its personnel (i) at all times place first the interests of the Fund; (ii) conduct all personal trading consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (iii) not use any material non-public information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC Web site at www.sec.gov.


               Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital and Janus Distributors personnel are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Fund. In addition, Janus Capital and Janus Distributors personnel are not permitted to transact in securities held by the Fund for their personal accounts except under circumstances specified in the Code of Ethics. All personnel of Janus Capital, Janus Distributors and the Fund deemed to have access to current trading information are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.

               In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital and Janus Distributors personnel may be required to forfeit their profits made from personal trading.

CUSTODIAN, TRANSFER AGENT AND
CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------

               State Street Bank and Trust Company, P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Fund. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Fund's securities and cash held outside the United States. The Fund's Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Fund's assets in safekeeping and collect and remit the income thereon, subject to the instructions of the Fund.

               Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Fund's transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping and shareholder services for the Fund. Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class I Shares of the Fund for providing or procuring recordkeeping, subaccounting and other administrative services to investors in Class I Shares of the Fund. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries for providing these services (at an annual rate of up to 0.25% of the average daily net assets of the shares attributable to their customers). Services provided by these financial intermediaries may include but are not limited to recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports and other materials to existing customers, and other administrative services.


               For the fiscal period ended July 31, 2002, the total amount paid by Class I Shares of the Fund to Janus Services (substantially all of which Janus Services paid out to service providers) was $12,620.


               Janus Services is not compensated for its services related to Class C Shares, except for out-of-pocket expenses.

               The Fund pays DST Systems, Inc. ("DST"), a subsidiary of JCGI, license fees at the annual rate of $3.06 per shareholder account for the use of DST's shareholder accounting system.


               The Trustees have authorized the Fund to use an affiliate of DST as introducing broker for certain Fund transactions. Brokerage commissions paid on such transactions may be used as a means to reduce Fund expenses through credits against the charges of DST and its affiliates. Such credits will not reduce the fees Janus Capital is obligated to pay the Fund under its waiver agreement, and the Fund receives the benefit of any such credits. See "Portfolio Transactions and Brokerage."

               Janus Distributors LLC ("Janus Distributors"), 100 Fillmore Street, Denver, Colorado 80206-4928, a wholly-owned subsidiary of Janus Capital, is the Trust's distributor. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

               Financial intermediaries such as retirement plan service providers, brokers, banks, and financial advisers, may be paid fees by Janus Distributors from its assets or from the assets of Janus Capital or other Janus affiliates. These fees are paid to financial intermediaries for providing distribution-related or shareholder services, in addition to fees which are paid by the Fund for these purposes. These payments may be based upon such factors as the number or value of Fund shares that the financial intermediary sells; the value of client assets invested in the Fund; the type and nature of sales or marketing services or shareholder services furnished by the financial intermediary; or may be paid in reimbursement for certain marketing or service-related expenses incurred by the financial intermediaries.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

               Janus Capital has a policy of seeking to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) except to the extent that Janus Capital may be permitted to pay higher commissions for research services as described below. The Fund may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers' commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.

               Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions. Those factors include but are not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to the Fund or to a third party service provider to the Fund to pay Fund expenses; and the value of the research products or services provided by brokers. In addition, Janus Capital may consider the value of research products or services provided by broker-dealers as a factor in selecting brokers and dealers and in negotiating commissions. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and other services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Janus Capital in carrying out its responsibilities. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts. Most brokers and dealers used by Janus Capital provide research and other services described above. Much of the research provided to Janus Capital by broker-dealers would otherwise be available to Janus Capital for a cash payment. In some cases, research is generated by third parties, but is provided to Janus Capital by or through broker-dealers. For example, Janus Capital has arrangements with broker-dealers to allocate brokerage in exchange for, among other things, third-party research reports relating to specific industry fundamentals and trends, third-party research reports providing analysis of micro and macro economic trends, and access to databases providing financial, market, economic and fundamental data. Because Janus Capital receives research from broker-dealers, Janus Capital may have an incentive to continue to use those broker-dealers to effect transactions.


               For the fiscal year ended July 31, 2002, the total brokerage commissions paid by the Fund to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Fund is summarized below:



Fund Name                                         Commissions     Transactions
------------------------------------------------------------------------------
  Strategic Value Fund                             $12,136         $6,465,081
------------------------------------------------------------------------------


               If Janus Capital determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital determines will assist it in the investment decision-making or trading process may be paid for in brokerage commission dollars. Janus Capital receives a benefit from research it receives from brokers; for this reason, Janus Capital has an incentive to place trades with brokers who provide research products or services.


               Janus Capital does not guarantee any brokers the placement of a pre-determined amount of securities transactions in return for the research or brokerage services they provide. Janus Capital, does however, have an internal procedure for allocating transactions in a manner consistent with its execution policy to brokers that it has identified as providing research, research-related products or services or execution-related services of a particular benefit to their clients. Brokerage and research products and services furnished by brokers may be used in servicing any or all of the clients of Janus Capital and such research may not necessarily be used by Janus Capital in connection with the accounts which paid commissions to the broker providing such brokerage and research products and services. Janus Capital may use research products and services in servicing other accounts in addition the Fund. Similarly, research and brokerage services earned from equity trades may be used for fixed-income clients.


               Janus Capital may also use step-out transactions in order to receive research products and services. In a step-out transaction, Janus Capital directs trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but "step-out" a portion of the transaction or commission in favor of another broker-dealer that provides such products and/or services. In a new issue designation, Janus Capital directs purchase orders to a broker-dealer that is a selling group member or underwriter of an equity or fixed income new issue offering. Janus Capital directs that broker-dealer to designate a portion of the broker-dealer's commission on the new issue purchase to a second broker-dealer that provides such products and/or services. Given Janus Capital's receipt of such products and services in connection with step-out transactions and new issue designations, Janus Capital has an incentive to continue to engage is such transactions; however, Janus Capital only intends to utilize step-out transactions and new issue designations when it believes that doing so would help achieve best execution.

               Janus Capital may consider sales of Fund shares or shares of other Janus funds by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase Fund Shares as a factor in the selection of broker-dealers to execute Fund transactions. Janus Capital may also consider payments made by brokers effecting transactions for the Fund (i) to the Fund or
               (ii) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay. In placing Fund business with such broker-dealers, Janus Capital will seek the best execution of each transaction.

               When the Fund purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital better prices and executions will be achieved through the use of a broker.

               The Fund's Trustees have authorized Janus Capital to place transactions with DST Securities, Inc. ("DSTS"), a wholly-owned broker-dealer subsidiary of DST. Janus Capital may do so if it reasonably believes that the quality of the transaction and the associated commission are fair and reasonable and if, overall, the associated transaction costs, net of any credits described above under "Custodian, Transfer Agent and Certain Affiliations," are lower than the net costs that would be incurred through other brokerage firms that provide comparable best execution.


               The following table lists the total amount of brokerage commissions paid by the Fund for the fiscal period ending on July 31 of each year shown:



Fund Name                                                2002      2001
-------------------------------------------------------------------------
  Strategic Value Fund                                  $13,873   $17,132
-------------------------------------------------------------------------



               Included in such brokerage commissions are the following amounts paid to DSTS, which served to reduce the Fund's out-of-pocket expenses as follows:



                              Commissions
                             Paid through
                             DSTS for the
                             Period Ended    Reduction of   % of Total     % of Total
Fund Name                    July 31, 2002    Expenses*     Commissions   Transactions
--------------------------------------------------------------------------------------
  Strategic Value Fund            $99            $74           0.72%         0.44%
--------------------------------------------------------------------------------------



* The difference between commissions paid through DSTS and expenses reduced constitute commissions paid to an unaffiliated clearing broker.



               The Fund may also place trades with E*Trade Securities LLC ("E*Trade"), a registered broker-dealer and a wholly owned subsidiary of E*Trade Group, Inc. Until July 17, 2002, Janus Capital owned, in the aggregate, more than 5% of the outstanding securities of E*Trade Group in various accounts, including the Fund. By virtue of such ownership, E*Trade Group was considered an affiliate of Janus Capital for 1940 Act purposes during the period that Janus Capital owned more than 5% of the outstanding securities of E*Trade Group. Because it is a wholly-owned subsidiary of E*Trade Group, an affiliate of the Fund, E*Trade was considered an affiliated broker of the Fund. The Fund did not execute any transactions through E*Trade during its fiscal years ended July 31, 2001 or 2002. The Fund had not commenced operations as of July 31, 2000.

               As of July 31, 2002, the Fund owned securities of its regular broker-dealers (or parents) as shown below:



                                                 Name of       Value of Securities
Fund Name                                     Broker-Dealer           Owned
----------------------------------------------------------------------------------
  Strategic Value Fund                        Citigroup, Inc         $34,546
----------------------------------------------------------------------------------

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

               The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.


               Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Fund's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital:
               Janus Investment Fund and Janus Aspen Series. Collectively, these three registered investment companies consisted of 61 series or funds as of the date of this SAI.

               The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Investment Fund and Janus Aspen Series.


--------------------------------------------------------------------------------------------------------------------
                                                      TRUSTEES
--------------------------------------------------------------------------------------------------------------------
                                                                                    NUMBER OF FUNDS
                      POSITIONS                                                     IN FUND COMPLEX  OTHER
 NAME, AGE AND        HELD WITH    LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 ADDRESS              FUNDS        SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
--------------------------------------------------------------------------------------------------------------------
 Thomas H. Bailey*    Chairman     4/00-Present     Formerly, President             61               N/A
 100 Fillmore Street  and Trustee                   (1978-2002) and Chief
 Denver, CO 80206                                   Executive Officer (1994- 2002)
 Age 65                                             of Janus Capital or Janus
                                                    Capital Corporation; President
                                                    and Director (1994-2002) of
                                                    the Janus Foundation; Chairman
                                                    and Director (1978-2002) of
                                                    Janus Capital Corporation; and
                                                    Director (1997-2001) of Janus
                                                    Distributors, Inc.
--------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------
 William F. McCalpin  Trustee      6/02-Present     Executive Vice President and    61               Founding
 100 Fillmore Street                                Chief Operating Officer of The                   Director and
 Denver, CO 80206                                   Rockefeller Brothers Fund (a                     Board Chair,
 Age 46                                             private family foundation).                      Solar
                                                    Formerly, Director of                            Development
                                                    Investments (1991-1998) of The                   Foundation;
                                                    John D. and Catherine T.                         Trustee and
                                                    MacArthur Foundation (a                          Vice President,
                                                    private family foundation).                      Asian Cultural
                                                                                                     Council.
--------------------------------------------------------------------------------------------------------------------


* The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

--------------------------------------------------------------------------------------------------------------------
                                                      TRUSTEES
--------------------------------------------------------------------------------------------------------------------
                                                                                    NUMBER OF FUNDS
                      POSITIONS                                                     IN FUND COMPLEX  OTHER
 NAME, AGE AND        HELD WITH    LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 ADDRESS              FUNDS        SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CNTD.)
--------------------------------------------------------------------------------------------------------------------
 John W. McCarter,    Trustee      6/02-Present     President and Chief Executive   61               Chairman of the
 Jr.                                                Officer of The Field Museum of                   Board,
 100 Fillmore Street                                Natural History. Formerly,                       Divergence LLC;
 Denver, CO 80206                                   Senior Vice President (1987-                     Director of
 Age 65                                             1997) of Booz-Allen &                            A.M. Castle &
                                                    Hamilton, Inc. (a management                     Co., Harris
                                                    consulting firm).                                Insight Funds,
                                                                                                     W.W. Grainger,
                                                                                                     Inc.; Trustee
                                                                                                     of WTTW
                                                                                                     (Chicago public
                                                                                                     television
                                                                                                     station), the
                                                                                                     University of
                                                                                                     Chicago and
                                                                                                     Chicago Public
                                                                                                     Education Fund.
--------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen     Trustee      4/00-Present     Private Investor. Formerly      61               Board member,
 100 Fillmore Street                                (1997-1998) Chief Financial                      Red Robin
 Denver, CO 80206                                   Officer - Boston Market                          Gourmet
 Age 59                                             Concepts, Boston Chicken,                        Burgers, Inc.
                                                    Inc., Golden, CO (a restaurant
                                                    chain).
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                      TRUSTEES
--------------------------------------------------------------------------------------------------------------------
                                                                                    NUMBER OF FUNDS
                      POSITIONS                                                     IN FUND COMPLEX  OTHER
 NAME, AGE AND        HELD WITH    LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 ADDRESS              FUNDS        SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CNTD.)
--------------------------------------------------------------------------------------------------------------------
 James T. Rothe       Trustee      4/00-Present     Professor of Business,          61               Director,
 100 Fillmore Street                                University of Colorado,                          Optika, Inc.
 Denver, CO 80206                                   Colorado Springs, CO.                            and NeoCore
 Age 59                                             Formerly, Distinguished                          Corp.
                                                    Visiting Professor of Business
                                                    (2001-2002), Thunderbird
                                                    (American Graduate School of
                                                    International Management),
                                                    Phoenix, AZ; and Principal
                                                    (1988-1999) of Phillips-Smith
                                                    Retail Group, Colorado
                                                    Springs, CO (a venture capital
                                                    firm).
--------------------------------------------------------------------------------------------------------------------
 William D. Stewart   Trustee      4/00-Present     Corporate Vice President and    61               N/A
 100 Fillmore Street                                General Manager of MKS
 Denver, CO 80206                                   Instruments - HPS Products,
 Age 58                                             Boulder, CO (a manufacturer of
                                                    vacuum fittings and valves).
--------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger  Trustee      4/00-Present     Consultant.                     61               N/A
 100 Fillmore Street
 Denver, CO 80206
 Age 64
--------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                       OFFICERS
---------------------------------------------------------------------------------------
                                           TERM OF
                                           OFFICE* AND
 NAME, AGE AND     POSITIONS HELD WITH     LENGTH OF      PRINCIPAL OCCUPATIONS DURING
 ADDRESS           FUNDS                   TIME SERVED    THE PAST FIVE YEARS
---------------------------------------------------------------------------------------
 David C.          Executive Vice          4/00-Present   Vice President of Janus
 Decker**          President and                          Capital and Portfolio Manager
 100 Fillmore      Portfolio Manager                      for other Janus accounts.
 Street            Janus Adviser
 Denver, CO 80206  Strategic Value Fund
 Age 36
---------------------------------------------------------------------------------------
 Thomas A.         Vice President and      4/00-Present   Vice President, General
 Early**           General Counsel                        Counsel, Chief Corporate
 100 Fillmore                                             Affairs Officer and Secretary
 Street                                                   of Janus Capital and Janus
 Denver, CO 80206                                         Capital Group Inc.; Vice
 Age 48                                                   President, General Counsel
                                                          and Secretary of Janus
                                                          Services LLC, Janus Capital
                                                          International LLC, Janus
                                                          Institutional Services LLC,
                                                          Janus Distributors LLC and
                                                          the Janus Foundation; Vice
                                                          President, General Counsel
                                                          and Director to Janus
                                                          International (Asia) Limited
                                                          and Janus International
                                                          Limited; Director for Janus
                                                          Capital Trust Manager
                                                          Limited, Janus World
                                                          Principal Protected Funds and
                                                          Janus World Funds; and Board
                                                          member of Janus Global Funds
                                                          SPC. Formerly, Interim
                                                          Director of Janus Capital
                                                          (2002-2003); Director (2001)
                                                          of Janus Distributors, Inc.
                                                          and Janus Services, Inc.;
                                                          Vice President, General
                                                          Counsel, Secretary and
                                                          Director (2000-2002) of Janus
                                                          International Holding, Inc.;
                                                          Executive Vice President and
                                                          General Counsel (1997-1998)
                                                          of Prudential Investments
                                                          Fund Management LLC; and Vice
                                                          President and General Counsel
                                                          (1994-1997) of Prudential
                                                          Retirement Services.
---------------------------------------------------------------------------------------


 *  Officers are elected annually by the Trustees for a one-year term.
**  "Interested person" of the Trust by virtue of positions with Janus Capital.

---------------------------------------------------------------------------------------
                                       OFFICERS
---------------------------------------------------------------------------------------
                                           TERM OF
                                           OFFICE* AND
 NAME, AGE AND     POSITIONS HELD WITH     LENGTH OF      PRINCIPAL OCCUPATIONS DURING
 ADDRESS           FUNDS                   TIME SERVED    THE PAST FIVE YEARS
---------------------------------------------------------------------------------------
 Anita E.          Vice President, Chief   10/02-Present  Vice President of Investment
 Falicia**         Financial Officer,                     Accounting of Janus Capital.
 100 Fillmore      Treasurer and                          Formerly, Assistant Vice
 Street            Principal Accounting                   President (2000-2002) of
 Denver, CO 80206  Officer                                Investment Accounting of
 Age 34                                                   Janus Capital or Janus
                                                          Capital Corporation; Director
                                                          (1999-2000) of Investment
                                                          Accounting of Janus Capital
                                                          Corporation; and Director
                                                          (1997-1999) of Fund
                                                          Accounting of Janus Capital
                                                          Corporation.
---------------------------------------------------------------------------------------
 Bonnie M. Howe**  Vice President          4/00-Present   Vice President and Assistant
 100 Fillmore                                             General Counsel to Janus
 Street                                                   Capital, Janus Distributors
 Denver, CO 80206                                         LLC and Janus Services LLC.
 Age 37                                                   Formerly, Assistant Vice
                                                          President (1997-1999) and
                                                          Associate Counsel (1995-1999)
                                                          for Janus Capital Corporation
                                                          and Assistant Vice President
                                                          (1998-2000) for Janus Service
                                                          Corporation.
---------------------------------------------------------------------------------------

 *  Officers are elected annually by the Trustees for a one-year term.
**  "Interested person" of the Trust by virtue of positions with Janus Capital.

---------------------------------------------------------------------------------------
                                       OFFICERS
---------------------------------------------------------------------------------------
                                           TERM OF
                                           OFFICE* AND
 NAME, AGE AND     POSITIONS HELD WITH     LENGTH OF      PRINCIPAL OCCUPATIONS DURING
 ADDRESS           FUNDS                   TIME SERVED    THE PAST FIVE YEARS
---------------------------------------------------------------------------------------
 Kelley Abbott     Vice President and      4/00-Present   Vice President of Domestic
 Howes**           Secretary                              Funds and Assistant General
 100 Fillmore                                             Counsel of Janus Capital,
 Street                                                   Vice President and Assistant
 Denver, CO 80206                                         General Counsel of Janus
 Age 37                                                   Distributors LLC and Janus
                                                          Services LLC. Formerly,
                                                          Assistant Vice President
                                                          (1997-1999) of Janus Capital
                                                          Corporation; Chief Compliance
                                                          Officer, Director and
                                                          President (1997-1999) of
                                                          Janus Distributors, Inc.; and
                                                          Assistant Vice President
                                                          (1998-2000) of Janus Service
                                                          Corporation.
---------------------------------------------------------------------------------------
 David R.          Vice President          6/02-Present   Vice President and Chief
 Kowalski**                                               Compliance Officer of Janus
 100 Fillmore                                             Capital and Janus
 Street                                                   Distributors LLC; and
 Denver, CO 80206                                         Assistant Vice President of
 Age 46                                                   Janus Services LLC. Formerly,
                                                          Senior Vice President and
                                                          Director (1985-2000) of
                                                          Mutual Fund Compliance for
                                                          Van Kampen Funds.
---------------------------------------------------------------------------------------

 *  Officers are elected annually by the Trustees for a one-year term.
**  "Interested person" of the Trust by virtue of positions with Janus Capital.

---------------------------------------------------------------------------------------------
                                          OFFICERS
---------------------------------------------------------------------------------------------
                                              TERM OF
                                              OFFICE* AND
NAME, AGE AND                                 LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE
ADDRESS            POSITIONS HELD WITH FUNDS  TIME SERVED    PAST FIVE YEARS
---------------------------------------------------------------------------------------------
 Loren M. Starr**  President and Chief        9/02-Present   Vice President and Chief
 100 Fillmore      Executive Officer                         Financial Officer of Janus
 Street                                                      Capital and Janus Capital Group
 Denver, CO 80206                                            Inc.; Vice President, Treasurer
 Age 41                                                      and Chief Financial Officer of
                                                             Janus Services LLC, Janus
                                                             International Limited, Janus
                                                             Distributors LLC, Janus Capital
                                                             International LLC and Janus
                                                             Institutional Services LLC;
                                                             Director of Janus Capital Trust
                                                             Manager Limited, Janus World
                                                             Principal Protected Funds and
                                                             Janus World Funds; and Board
                                                             member of Janus Global Funds
                                                             SPC. Formerly, Interim Director
                                                             of Janus Capital (2002-2003);
                                                             Vice President of Finance,
                                                             Treasurer, Chief Financial
                                                             Officer (2001-2002) and Director
                                                             (2002) for Janus International
                                                             Holding, Inc.; Managing
                                                             Director, Treasurer and Head of
                                                             Corporate Finance and Reporting
                                                             (1998-2001) for Putnam
                                                             Investments; and Senior Vice
                                                             President of Financial Planning
                                                             and Analysis (1996-1998) for
                                                             Lehman Brothers, Inc.
---------------------------------------------------------------------------------------------
 Heidi J.          Vice President             4/00-Present   Vice President and Assistant
 Walter**                                                    General Counsel to Janus Capital
 100 Fillmore                                                and Janus Services LLC.
 Street                                                      Formerly, Vice President and
 Denver, CO 80206                                            Senior Legal Counsel (1995-
 Age 35                                                      1999) for Stein Roe & Farnham,
                                                             Inc.
---------------------------------------------------------------------------------------------


 * Officers are elected annually by the Trustees for a one-year term.
** "Interested person" of the Trust by virtue of positions with Janus Capital.

               The Trustees are responsible for major decisions relating to the Fund's objectives, policies and techniques. The Trustees also supervise the operation of the Fund by its officers and review the investment decisions of the officers although they do not actively participate on a regular basis in making such decisions. The Board of Trustees has five standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Money Market Committee, Nominating and Governance Committee and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each of these committee's functions is provided in the following table:

----------------------------------------------------------------------------------------
                                                                          NUMBER OF
                                                                          MEETINGS HELD
                                                   MEMBERS (INDEPENDENT   DURING LAST
              FUNCTIONS                            TRUSTEES)              FISCAL YEAR
----------------------------------------------------------------------------------------
 AUDIT        Reviews the financial reporting      John W. McCarter, Jr.  5
 COMMITTEE    process, the system of internal      (Chairman)
              control, the audit process, and the  Dennis B. Mullen
              Trusts' process for monitoring       William D. Stewart
              compliance with investment
              restrictions and applicable laws
              and the Trusts' Code of Ethics. The
              Committee's review of the audit
              process includes, among other
              things, the appointment,
              compensation and oversight of the
              auditors and pre-approval of all
              audit and non-audit services above
              a certain cost threshold.
----------------------------------------------------------------------------------------
 BROKERAGE    Reviews and makes recommendations    James T. Rothe         4
 COMMITTEE    regarding matters related to the     (Chairman)
              Trusts' use of brokerage             William F. McCalpin
              commissions and placement of         Dennis B. Mullen
              portfolio transactions.
----------------------------------------------------------------------------------------
 MONEY        Reviews various matters related to   Martin H. Waldinger    4
 MARKET       the operations of the Janus Money    (Chairman)
 COMMITTEE    Market Funds, including compliance   William F. McCalpin
              with each Trust's Money Market Fund  James T. Rothe
              Procedures.
----------------------------------------------------------------------------------------
 NOMINATING   Identifies and recommends            Dennis B. Mullen       5
 AND          individuals for Trustee membership,  (Chairman)
 GOVERNANCE   consults with Management in          John W. McCarter, Jr.
 COMMITTEE    planning Trustee meetings, and       William D. Stewart
              oversees the administration of, and
              ensures the compliance with, the
              Governance Procedures and
              Guidelines adopted by the Trusts.
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                                                          NUMBER OF
                                                                          MEETINGS HELD
                                                   MEMBERS (INDEPENDENT   DURING LAST
              FUNCTIONS                            TRUSTEES)              FISCAL YEAR
----------------------------------------------------------------------------------------
 PRICING      Determines the fair value of         William D. Stewart     5
 COMMITTEE    restricted securities and other      (Chairman)
              securities for which market          James T. Rothe
              quotations are not readily           Martin H. Waldinger
              available, pursuant to procedures
              adopted by the Trustees.
----------------------------------------------------------------------------------------


               The table below gives the dollar range of share of all funds advised and sponsored by Janus Capital (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2002. As of December 31, 2002, none of the Trustees owned Shares of the Fund described in this SAI.




------------------------------------------------------------------------------------
                                           AGGREGATE DOLLAR RANGE OF EQUITY
                                           SECURITIES IN ALL REGISTERED INVESTMENT
                                           COMPANIES OVERSEEN BY TRUSTEE IN JANUS
 NAME OF TRUSTEE                           FUNDS
------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
------------------------------------------------------------------------------------
 THOMAS H. BAILEY                          Over $100,000
------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------
 WILLIAM F. MCCALPIN                       Over $100,000
------------------------------------------------------------------------------------
 JOHN W. MCCARTER, JR.                     Over $100,000
------------------------------------------------------------------------------------
 DENNIS B. MULLEN                          Over $100,000
------------------------------------------------------------------------------------
 JAMES T. ROTHE                            Over $100,000
------------------------------------------------------------------------------------
 WILLIAM D. STEWART                        Over $100,000
------------------------------------------------------------------------------------
 MARTIN H. WALDINGER                       Over $100,000
------------------------------------------------------------------------------------



               As of December 31, 2002, none of the Independent Trustees or their immediate family members owned shares of Janus Capital, Janus Distributors or their control persons.

               The following table shows the aggregate compensation earned by and paid to each Trustee by the Fund described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives pension or retirement benefits from the Fund or the Janus Funds.


                          [To Be Updated By Amendment]



                                                Aggregate Compensation         Total Compensation
                                                   from the Fund for        from the Janus Funds for
                                                   fiscal year ended          calendar year ended
Name of Person, Position                             July 31, 2002            December 31, 2002(1)
-----------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
Thomas H. Bailey, Chairman and Trustee(2)               $    0                      $      0
INDEPENDENT TRUSTEES
William F. McCalpin, Trustee(3)                         $                           $108,334
John W. McCarter, Jr., Trustee(3)                       $                           $ 94,334
Dennis B. Mullen, Trustee                               $                           $183,667
James T. Rothe, Trustee                                 $                           $176,667
William D. Stewart, Trustee                             $                           $176,667
Martin H. Waldinger, Trustee                            $                           $176,667





(1) As of December 31, 2002, Janus Funds consisted of three registered investment companies comprised of a total of 59 funds.


(2) Mr. Bailey is being treated as an interested person of the Fund and Janus Capital and is compensated by Janus Capital.




(3) Mr. McCalpin and Mr. McCarter were appointed as Trustees as of June 2002. Therefore, they did not receive any compensation from the Fund described in this SAI or the Janus Funds prior to June 2, 2002.

SHARES OF THE TRUST
--------------------------------------------------------------------------------

NET ASSET VALUE DETERMINATION


               As stated in the Fund's Prospectus, the net asset value ("NAV") of Shares of each class of the Fund is determined once each day on which the NYSE is open, at the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV of Shares of each class of the Fund is determined by dividing the total value of the Fund's securities and other assets, less liabilities, attributable to the Fund, by the total number of shares outstanding. In determining NAV, securities listed on an Exchange, the Nasdaq National Market and foreign markets are generally valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Fund are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Fund and approved by the Trustees and are based upon last trade or closing sales prices or a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter market are generally valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. The Fund will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees (the "Valuation Procedures").


               Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Fund's NAV is not calculated. The Fund calculates its NAV per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the exchange or market on which that security is traded, and before the Fund calculates its NAV per Share of each class, then that security may be valued in good faith under the Valuation Procedures.

PURCHASES

               Shares of the Fund can be purchased only through retirement plans, brokers, bank trust departments, financial advisers or similar financial intermediaries. Not all financial intermediaries offer both classes. Certain designated organizations are authorized to receive purchase orders on the Fund's behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by the Fund when authorized organizations, their agents or affiliates receive the order. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.


               In order to receive a day's price, your order for either class of Shares must be received in good order by the close of the regular trading session of the NYSE as described above in "Net Asset Value Determination." Your financial intermediary may charge you a separate or additional fee for purchases of Shares. Your financial intermediary or plan documents will provide you with detailed information about investing in the Fund.

               CLASS I SHARES

               Class I Shares of the Fund are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received in good order by the Fund or its authorized agent.


               CLASS C SHARES

               The price you pay for Class C Shares is the public offering price, which is the NAV next determined after the Fund or its agent receives in good order your order plus the 1.00% initial sales charge, if applicable. (The Prospectus describes when initial sales charges may be waived.) Janus Distributors, the Trust's distributor, re-allows the 1.00% initial sales charge to financial intermediaries. In addition, Janus Distributors may compensate your financial intermediary at the time of sale at an additional commission rate of 1.00% of the net asset value of the Class C Shares purchased. In total, at the time of purchase, your financial intermediary may receive 2.00% of the net asset value of the Class C Shares purchased unless the financial intermediary has agreed to waive the 1.00% sales charge, in which case the financial intermediary will receive 1.00% of the net asset value of the Class C Shares purchased. Service providers to qualified plans will not receive either of these amounts if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.


DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

               CLASS I SHARES
               Under a distribution plan (the "Class I Plan") adopted in accordance with Rule 12b-1 under the 1940 Act, Class I Shares of the Fund may pay Janus Distributors, the Trust's distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of Class I Shares of the Fund. Under the terms of the Class I Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement and pension plan service providers, bank trust departments, brokers, financial advisers and other financial intermediaries as compensation for distribution and shareholder servicing performed with respect to Class I Shares by such service providers. The Class I Plan is a compensation type plan and permits the payment at an annual rate of up to 0.25% of the average daily net assets of Class I Shares of the Fund for activities which are primarily intended to result in sales of Class I Shares of the Fund, including but not limited to preparing, printing and distributing prospectuses, statements of additional information, shareholder reports, and educational materials to prospective and existing investors; responding to inquiries by investors; receiving and answering correspondence and similar activities. Payments under the Class I Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred. On April 3, 2000, Trustees unanimously approved the distribution plan with respect to the initial class of shares. On December 10, 2002, the distribution plan was amended and restated to designate the initial class of shares as I Shares.

               CLASS C SHARES
               Under a distribution and shareholder servicing plan (the "Class C Plan") adopted in accordance with Rule 12b-1 under the 1940 Act, Class C Shares of the Fund may pay Janus Distributors, the Trust's distributor, a fee at an annual rate of up to 1.00% of the average daily net assets of Class C Shares of the Fund. Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder account services. All or a portion of such fees may be remitted to financial intermediaries who assist in the distribution of Class C Shares or who provide shareholder account services to existing Class C shareholders. Financial intermediaries may from time to time be required to meet certain other criteria in order to receive these 12b-1 fees. Janus Distributors is entitled to retain some or all fees payable under the Class C Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Janus Distributors is entitled to retain all fees paid under the Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares. The Plan is a compensation type plan and permits the payment at an annual rate of up to 0.75% of the average daily net assets of Class C Shares of the Fund for activities which are primarily intended to result in sales of Class C Shares of the Fund. In addition, the Plan permits the payment of up to 0.25% of the average daily net assets of Class C Shares of the Fund for shareholder servicing activities such as providing facilities to answer questions from existing investors about the Fund; receiving and answering correspondence; assisting investors in changing dividend and other account options and any other activities for which "service fees" may be paid under Rule 2830 of the NASD Conduct Rules. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred. On June 18, 2002, Trustees unanimously approved the Plan which became effective on that date.

               The Plans and any Rule 12b-1 related agreement that is entered into by the Fund or Janus Distributors in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or any related agreements ("12b-1 Trustees"). All material amendments to either Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, either Plan may be terminated as to the

               Fund at any time, without penalty, by vote of a majority of the outstanding Shares of that class of the Fund or by vote of a majority of the 12b-1 Trustees.


               For the fiscal year ended July 31, 2002, the total amount paid by the Class I Shares of the Fund to Janus Distributors (substantially all of which Janus Distributors paid out as compensation to broker-dealers and other service providers) under the Class I Plan are summarized below.



                                                                     12b-1
Fund Name                                                      Distribution Fees
---------------------------------------------------------------------------------
Strategic Value Fund                                                $12,620



               Janus Distributors also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C Shares. Janus Distributors did not receive any fees under the Class C Plan or as proceeds of contingent deferred sales charges paid by investors in Class C Shares for the fiscal year ended July 31, 2002, because Class C Shares were not available until September 30, 2002.


REDEMPTIONS

               Redemptions, like purchases, may only be effected through retirement plans, brokers, bank trust departments, financial advisers and other financial intermediaries. Certain designated organizations are authorized to receive redemption orders on the Fund's behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by the Fund when authorized organizations, their agents or affiliates receive the order. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all its shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders by delivery of securities selected from its assets at its discretion. However, the Fund is governed by Rule 18f-1 under the 1940 Act, which requires the Fund to sell shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of selling the excess in cash or in kind. If shares are sold in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Shares of the Trust - Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.

               The right to require the Fund to sell its shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends, (2) the SEC permits such suspension and so orders, or (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.



               CLASS C SHARES
               A contingent deferred sales charge ("CDSC") of 1.00% will be deducted with respect to Class C Shares redeemed within 18 months of purchase, unless waived, as discussed in the Prospectus. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class C Shares redeemed.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS
AND TAX STATUS
--------------------------------------------------------------------------------


               It is a policy of the Fund's Shares to make distributions of substantially all of its respective investment income and any net realized capital gains. Any capital gains realized during each fiscal year ended July 31, as defined by the Code, are normally declared and payable to shareholders in December. Strategic Value Fund declares dividends and makes annual distributions of income (if any). The Fund intends to qualify as a regulated investment company by satisfying certain requirements prescribed by Subchapter M of the Code. If the Fund failed to qualify as a regulated investment company in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and interest and make distributions before requalifying as a regulated investment company that is accorded special tax treatment.


               All income dividends and capital gains distributions, if any, on the Fund's Shares are reinvested automatically in additional shares of the same class of the Fund at the NAV determined on the first business day following the record date.

               The Fund may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the IRS. In order to avoid taxes and interest that must be paid by the Fund, the Fund may make various elections permitted by the tax laws. However, these elections could require that the Fund recognize taxable income, which in turn must be distributed.

               Some foreign securities purchased by the Fund may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year and if the Fund qualifies under Section 853 of the Code, the Fund may elect to pass through such taxes to shareholders. If such election is not made, any foreign taxes paid or accrued will represent an expense to the Fund which will reduce its investment company taxable income.

               Income dividends or capital gains distributions made by Shares of the Fund purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan. Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------





               CLASS I SHARES


               As of May   , 2003, the Officers and Trustees as a group own less
               than 1% of the outstanding Class I Shares of the Fund. As of May
                 , 2003, the percentage ownership of each entity owning more than 5% of the outstanding Class I Shares of the Fund is listed below:



                                 [To be Updated by Amendment]



                                                                          Percentage
Fund                               Shareholder and Address of Record      Ownership
--------------------------------------------------------------------------------------
Strategic Value Fund               Janus Capital Management LLC
                                    100 Fillmore Street
                                    Denver, CO 80206-4928



               This ownership is by nominee only and does not represent beneficial ownership of such shares, with the exception of Janus Capital's ownership.



               CLASS C SHARES


               As of May   , 2003, the Officers and Trustees as a group own less
               than 1% of the outstanding Class C Shares of the Fund. As of May
                 , 2003, the percentage ownership of each entity owning more than 5% of the outstanding Class C Shares of the Fund is listed below:



                                 [To be Updated by Amendment]



                                                                          Percentage
Fund                               Shareholder and Address of Record      Ownership
--------------------------------------------------------------------------------------
Strategic Value Fund               Janus Capital Management LLC
                                    100 Fillmore Street
                                    Denver, CO 80206-4928



               This ownership is by nominee only and does not represent beneficial ownership of such shares, with the exception of Janus Capital's ownership.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------


               The Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware business trust (now called a Delaware statutory trust) on March 24, 2000. As of the date of this SAI, the Trust is offering seventeen series of shares, known as "Funds," each of which consists of two classes of shares. Additional series and/or classes may be created from time to time. Class I Shares formerly had no class designation.


SHARES OF THE TRUST

               The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of the Fund are fully paid and nonassessable when issued. Shares of the Fund participate equally in dividends and other distributions by the shares of the Fund, and in residual assets of the Fund in the event of liquidation. Shares of the Fund have no preemptive, conversion or subscription rights.


               The Fund discussed in this SAI offers two classes of shares. The Shares discussed in this SAI are offered only through retirement and pension plans, bank trust departments, brokers, financial advisers and other financial intermediaries.


SHAREHOLDER MEETINGS

               The Trust does not intend to hold annual shareholder meetings. However, special meetings may be called for the Fund or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by the Fund or class only if a matter affects or requires the vote of only the Fund or class or the Fund's or class' interest in the matter differs from the interest of other Funds of the Trust. A shareholder is entitled to one vote for each share owned.

VOTING RIGHTS

               The Trustees are responsible for major decisions relating to the Fund's policies and objectives; the Trustees oversee the operation of the Fund by its officers and review the investment decisions of the officers.

               The present Trustees were elected at a meeting of shareholders held on January 31, 2002, except Mr. McCalpin and Mr. McCarter, who were appointed by the Trustees on May 23, 2002, effective June 1, 2002. Under the Trust Instrument, each Trustee will continue in office until the termination of the Trust or his earlier death, retirement, resignation, bankruptcy, incapacity or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Trust Instrument or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize the Fund, to amend the Trust Instrument, to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Trust Instrument, the Trust's Bylaws or the Trustees.

               As mentioned above in "Shareholder Meetings," each share of each series of the Trust has one vote (and fractional votes for fractional shares). Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

INDEPENDENT ACCOUNTANTS

               PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, independent accountants for the Fund, audits the Fund's annual financial statements and prepares its tax returns.

REGISTRATION STATEMENT

               The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Fund or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

               Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5, and 10 years (up to the life of the Fund) that would equate the initial amount invested to the ending value. These rates of return are quoted using three different measures: (1) average annual total return before taxes; (2) average annual total return after taxes on distributions; and (3) average annual total return after taxes on distribution and redemption. The average annual total return before taxes is calculated based on the following formula: P(1 + T)(n) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). The average annual total return after taxes on distribution is calculated based on the following formula: P(1 + T)(n) = ATV(D) (where P = a hypothetical initial payment of $1,000, T = the average annual total return (after taxes on distributions), n = the number of years and ATV(D) = the ending value of a hypothetical $1,000 payment made at the beginning of the period). Average annual total return after taxes on distributions and redemption is calculated based on the following formula:
               P(1 + T)(n) = ATV(DR) (where P = a hypothetical initial payment of $1,000, T = the average annual total return (after taxes on distributions and redemptions), n = the number of years and ATV(DR) = the ending value of a hypothetical $1,000 payment made at the beginning of the period).




               All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions, less taxes due on such distributions, are reinvested when paid. The taxes due are calculated using the highest individual marginal federal tax rates and capital gains tax rates in effect on the reinvestment date. State and local taxes are not considered. In addition, the formulas do not take into account the effect of the alternative minimum tax or phaseouts of certain tax credits, exemptions and deductions for taxpayers whose adjusted gross income is above a specified amount.

               CLASS I SHARES


               Class I Shares of the Fund commenced operations on August 1, 2000. The average annual total return before taxes of the Fund's Class I Shares computed as of January 31, 2003, is shown in the table below.



                          [To Be Updated By Amendment]



                                                                Average Annual Total Return
                                                                      (Before Taxes)
                                               Number      -------------------------------------
                                 Inception    of Months      One       Five     Ten     Life of
Fund Name                          Date      in Lifetime     Year     Years    Years      Fund
------------------------------------------------------------------------------------------------
Strategic Value Fund - Class I
  Shares



               Average annual total return after taxes on distributions assumes that (1) taxes are paid on distributions at the time of the distribution; (2) shares were held for the entire measurement period; and (3) no taxes have been paid on accumulated capital appreciation. The average annual total return after taxes on distributions of the Fund, computed as of January 31, 2003, is shown in the table below.



                          [To Be Updated By Amendment]



                                                                Average Annual Total Return
                                                              (After Taxes on Distributions)
                                               Number      -------------------------------------
                                 Inception    of Months      One       Five     Ten     Life of
Fund Name                          Date      in Lifetime     Year     Years    Years      Fund
------------------------------------------------------------------------------------------------
Strategic Value Fund - Class I
  Shares

               Average annual total return after taxes on distributions and redemption assumes that (1) taxes are paid at the time of the distribution; (2) shares have been sold at the end of the measurement period; and (3) the long-term capital gains tax rate is applied on accumulated capital appreciation for all periods. If a capital loss would have occurred on liquidation, the loss is recorded as a tax benefit, increasing the return after taxes on distributions and redemption. The average annual total return after taxes on distributions and redemption of the Fund, computed as of January 31, 2003, is shown in the table below.


                          [To Be Updated By Amendment]



                                                                         Average Annual Return
                                                            (After Taxes on Distributions and Redemptions)
                                               Number      -------------------------------------------------
                                 Inception    of Months        One         Five         Ten        Life of
Fund Name                          Date      in Lifetime      Year         Years       Years        Fund
------------------------------------------------------------------------------------------------------------
Strategic Value Fund - Class I
  Shares



               CLASS C SHARES


               The Fund's Class C Shares commenced operations on September 30, 2002. The performance shown below for Class C Shares reflects the historical performance of Class I Shares of the Funds prior to September 30, 2002, restated based on Class C Shares' estimated fees and expenses (ignoring any fee and expense limitations). The Class I Shares of the Funds commenced operations on August 1, 2000.



               The average annual return before taxes assumes that (1) the initial sales load is deducted from the initial $1,000 payment;
               (2) all distributions by the Fund are invested at the price stated in the Prospectus on the reinvestment dates during the period; and (3) shares were held for the entire measurement periods and completely redeemed with the deferred sales load deducted at the time, in the amount and under the terms disclosed in the Prospectus. The average annual total return before taxes of the Fund's Class C Shares computed as of January 31, 2003, is shown in the table below.

                          [To Be Updated By Amendment]



                                                                Average Annual Total Return
                                                                      (Before Taxes)
                                               Number      -------------------------------------
                                 Inception    of Months      One       Five     Ten     Life of
Fund Name                          Date      in Lifetime     Year     Years    Years      Fund
------------------------------------------------------------------------------------------------
Strategic Value Fund - Class C
  Shares






               From time to time in advertisements or sales material, the Fund may discuss its performance ratings or other information as published by recognized mutual fund statistical rating services, including, but not limited to, Lipper Analytical Services, Inc. ("Lipper"), Ibbotson Associates, Micropal or Morningstar, Inc. ("Morningstar") or by publications of general interest such as Forbes, Money, The Wall Street Journal, Mutual Funds Magazine, Kiplinger's or Smart Money. The Fund may also compare its performance to that of other selected mutual funds (for example, peer groups created by Lipper or Morningstar), mutual fund averages or recognized stock market indicators, including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Composite Stock Price Index and the Nasdaq composite. Such performance ratings or comparisons may be made with funds that may have different investment restrictions, objectives, policies or techniques than the Fund and such other funds or market indicators may be comprised of securities that differ significantly from the Fund's investments.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------





DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT



               The following audited financial statements for the Fund's Class I Shares for the period ended July 31, 2002 are hereby incorporated into this SAI by reference to the Annual Report dated July 31, 2002:



               Schedules of Investments as of July 31, 2002



               Statements of Operations for the period ended July 31, 2002



               Statements of Assets and Liabilities as of July 31, 2002



               Statements of Changes in Net Assets for the periods ended July 31, 2002 and 2001



               Financial Highlights for each of the periods indicated



               Notes to Financial Statements



               Report of Independent Accountants



DOCUMENTS INCORPORATED BY REFERENCE TO THE SEMIANNUAL REPORT



               In addition, the following unaudited financial statements for the Fund's Class I and Class C Shares for the period ended January 31, 2003 are incorporated into this SAI by reference to the Semiannual Report dated January 31, 2003. Such financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the semiannual period ended January 31, 2003. All such adjustments are of a normal, recurring nature.



               Schedules of Investments as of January 31, 2003



               Statements of Operations for the period ended January 31, 2003



               Statements of Assets and Liabilities as of January 31, 2003



               Statements of Changes in Net Assets for the period ended January 31, 2003



               Financial Highlights for each of the periods indicated



               Notes to Financial Statements

               Report of Independent Accountants



               The portions of the Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------


EXPLANATION OF RATING CATEGORIES



               The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S


RATINGS SERVICE



                BOND RATING               EXPLANATION
                ----------------------------------------------------------------
                Investment Grade
                AAA...................... Highest rating; extremely strong capacity to pay principal and
                                          interest.
                AA....................... High quality; very strong capacity to pay principal and interest.
                A........................ Strong capacity to pay principal and interest; somewhat more susceptible to
                                          the adverse effects of changing
                                          circumstances and economic conditions.
                BBB-..................... Adequate capacity to pay principal and interest; normally exhibit adequate
                                          protection parameters, but adverse
                                          economic conditions or changing
                                          circumstances more likely to lead to a
                                          weakened capacity to pay principal and
                                          interest than for higher rated bonds.
                Non-Investment Grade
                BB+, B, CCC, CC, C....... Predominantly speculative with respect to the issuer's capacity to meet
                                          required interest and principal
                                          payments. BB - lowest degree of
                                          speculation; C - the highest degree of
                                          speculation. Quality and protective
                                          characteristics outweighed by large
                                          uncertainties or major risk exposure
                                          to adverse conditions.
                D........................ In default.

MOODY'S INVESTORS
SERVICE, INC.



                BOND RATING               EXPLANATION
                ----------------------------------------------------------------
                Investment Grade
                Aaa...................... Highest quality, smallest degree of investment risk.
                Aa....................... High quality; together with Aaa bonds, they compose the high-grade bond
                                          group.
                A........................ Upper-medium grade obligations; many favorable investment attributes.
                Baa...................... Medium-grade obligations; neither highly protected nor poorly secured.
                                          Interest and principal appear adequate
                                          for the present but certain protective
                                          elements may be lacking or may be
                                          unreliable over any great length of
                                          time.
                Non-Investment Grade
                Ba....................... More uncertain, with speculative elements. Protection of interest and
                                          principal payments not well
                                          safeguarded during good and bad times.
                B........................ Lack characteristics of desirable investment; potentially low assurance
                                          of timely interest and principal
                                          payments or maintenance of other
                                          ontract terms over time.
                Caa...................... Poor standing, may be in default;
                                          elements of danger with respect to
                                          principal or interest payments.
                Ca....................... Speculative in a high degree; could be in default or have other marked
                                          shortcomings.
                C........................ Lowest-rated; extremely poor prospects of ever attaining investment standing.

               Unrated securities will be treated as noninvestment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

                                  (JANUS LOGO)
                                         www.janus.com

                                         100 Fillmore Street
                                         Denver, Colorado 80206-4928
                                         1-800-525-0020

                              JANUS ADVISER SERIES

                           PART C - OTHER INFORMATION


ITEM 23   Exhibits

          Exhibit 1     (a)   Trust Instrument dated March 22, 2000, is
                              incorporated by reference to Registrant's
                              Registration Statement (File. No. 333-33978) on
                              Form N-1A filed with the Securities and Exchange
                              Commission on April 4, 2000.

                        (b) Form of Amendment to Trust Instrument is incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 2, filed February 14, 2001 (File No. 333-33978).

                        (c) Form of Second Amendment to Trust Instrument dated September 30, 2001 is incorporated by reference to
                              Exhibit 1(c) to Post-Effective Amendment No. 3, filed July 31, 2001 (File No. 333-33978).

                        (d) Third Amendment to Trust Instrument dated June 18, 2002, is incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No. 5, filed July 26, 2002 (File No. 333-33978).

                        (e) Fourth Amendment to Trust Instrument, dated September 18, 2002, is incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 6, filed September 26, 2002 (File No. 333-33978).

                        (f) Fifth Amendment to Trust Instrument, dated October 14, 2002, is incorporated by reference to Exhibit 1(f) to Post-Effective Amendment No. 7, filed October 17, 2002 (File No. 333-33978).

                        (g) Sixth Amendment to Trust Instrument, dated December 10, 2002, is incorporated by reference to
                              Exhibit 1(g) to Post- Effective Amendment No. 9, filed January 3, 2003 (File No. 333-33978).

                        (h) Seventh Amendment to Trust Instrument, dated March 18, 2003 is incorporated by reference to Exhibit 1(h) to Post-Effective Amendment No. 10, filed March 19, 2003 (File No.333-33978).

                        (i) Amended and Restated Trust Instrument, dated March 18, 2003 is filed herein as Exhibit 1(i).

          Exhibit 2     (a)   Bylaws are incorporated herein by reference to
                              Registrant's Registration Statement (File. No.
                              333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                        (b) First Amendment to Bylaws, dated September 18, 2002, is incorporated by reference to Exhibit 2(b) to Post-Effective Amendment No. 6, filed September 26, 2002 (File No. 333-33978).

          Exhibit 3           Not Applicable

          Exhibit 4     (a)   Form of Investment Advisory Agreement for Growth
                              Fund is incorporated by reference to Registrant's
                              Registration Statement (File. No. 333-33978) on
                              Form N-1A filed with the Securities and Exchange
                              Commission on April 4, 2000.

                        (b) Form of Investment Advisory Agreement for Aggressive Growth Fund is incorporated by reference to Registrant's Registration Statement (File. No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                        (c) Form of Investment Advisory Agreement for Capital Appreciation Fund is incorporated by reference to Registrant's Registration Statement (File. No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                        (d) Form of Investment Advisory Agreement for Balanced Fund is incorporated by reference to Registrant's Registration Statement (File. No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                        (e) Form of Investment Advisory Agreement for Equity Income Fund is incorporated by reference to Registrant's Registration Statement (File. No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                        (f) Form of Investment Advisory Agreement for Growth and

                              Income Fund is incorporated by reference to Registrant's Registration Statement (File. No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                        (g) Form of Investment Advisory Agreement for Strategic Value Fund is incorporated by reference to Registrant's Registration Statement (File. No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                        (h) Form of Investment Advisory Agreement for International Fund is incorporated by reference to Registrant's Registration Statement (File. No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                        (i) Form of Investment Advisory Agreement for Worldwide Fund is incorporated by reference to Registrant's Registration Statement (File. No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                        (j) Form of Investment Advisory Agreement for Flexible Income Fund is incorporated by reference to Registrant's Registration Statement (File. No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                        (k) Form of Investment Advisory Agreement for Money Market Fund is incorporated by reference to Registrant's Registration Statement (File. No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                        (l) Form of Investment Advisory Agreement for Global Value Fund is incorporated by reference to Exhibit 4(l) to Post- Effective Amendment No. 2, filed February 14, 2001 (File No. 333-33978).

                        (m) Form of First Amendment to Investment Advisory Agreement for Core Equity Fund dated September 30, 2001 is incorporated by reference to Exhibit 4(m) to Post-Effective Amendment No. 3, filed July 31, 2001 (File No. 333-33978).

                        (n) Form of Investment Advisory Agreement for Aggressive Growth Fund, Balanced Fund, Capital Appreciation Fund, Core Equity Fund, Flexible Income Fund, Global Value Fund, Growth and Income Fund, Growth Fund, International Fund, Money Market Fund, Strategic Value Fund and Worldwide Fund is incorporated by reference to Exhibit 4(n) to Post-Effective Amendment No. 5, filed July 26, 2002 (File No. 333-33978).

                        (o) Form of Transfer and Assumption Agreement between Janus Capital Corporation and Janus Capital Management LLC, dated April 1, 2002, is incorporated by reference to Exhibit 4(o) to Post-Effective Amendment No. 5, filed July 26, 2002 (File No. 333-33978).

                        (p) Investment Advisory Agreement for Janus Adviser Risk-Managed Large Cap Growth Fund is incorporated by reference to Exhibit 4(p) to Post-Effective Amendment No. 8, filed December 30, 2002 (File No. 333-33978).

                        (q) Sub-Advisory Agreement for Janus Adviser Risk-Managed Large Cap Growth Fund is incorporated by reference to Exhibit 4(q) to Post-Effective Amendment No. 8, filed December 30, 2002 (File No. 333-33978).

                        (r) Investment Advisory Agreement for Janus Adviser Risk-Managed Large Cap Core Fund is incorporated by reference to Exhibit 4(r) to Post-Effective Amendment No. 8, filed December 30, 2002 (File No. 333-33978).

                        (s) Sub-Advisory Agreement for Janus Adviser Risk-Managed Large Cap Core Fund is incorporated by reference to Exhibit 4(s) to Post-Effective Amendment No. 8, filed December 30, 2002 (File No. 333-33978).

                        (t) Investment Advisory Agreement for Janus Adviser Mid Cap Value Fund is incorporated by reference to
                              Exhibit 4(t) to Post-Effective Amendment No. 8, filed December 30, 2002 (File No. 333-33978).

                        (u) Sub-Advisory Agreement for Janus Adviser Mid Cap Value Fund is incorporated by reference to Exhibit 4(u) to Post-Effective Amendment No. 8, filed December 30, 2002 (File No. 333-33978).

                        (v) Form of Investment Advisory Agreement for Janus Adviser Small Cap Value Fund is incorporated by reference to Exhibit 4(v) to Post-Effective Amendment No. 9, filed January 3, 2003 (File No. 333-33978).

                        (w) Form of Sub-Advisory Agreement for Janus Adviser Small Cap Value Fund is incorporated by reference to Exhibit 4(w) to Post-Effective Amendment No. 9, filed January 3, 2003 (File No. 333-33978).

                        (x) Form of Investment Advisory Agreement for Janus Adviser High-Yield Fund is incorporated by reference to Exhibit 4(x) to Post-Effective Amendment No. 10, filed March 19, 2003 (File No. 333-33978).

          Exhibit 5     (a)   Form of Distribution Agreement between Janus
                              Adviser Series and Janus Distributors, Inc. is incorporated by reference to Registrant's
                              Registration Statement (File. No. 333-33978) on
                              Form N-1A filed with the Securities and Exchange
                              Commission on April 4, 2000.

                        (b) Form of Transfer and Assumption Agreement between Janus Distributors, Inc. and Janus Distributors LLC, dated April 1, 2002, is incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 5, filed July 26, 2002 (File No. 333-33978).

                        (c) Amended and Restated Distribution Agreement between Janus Adviser Series and Janus Distributors LLC is incorporated by reference to
                              Exhibit 5(c) to Post-Effective Amendment No. 5, filed July 26, 2002 (File No. 333-33978).

                        (d) Form of Amended and Restated Distribution and Shareholder Servicing Plan between Janus Adviser Series and Janus Distributors LLC is incorporated by reference to Exhibit 5(d) to Post-Effective Amendment No. 9, filed January 3, 2003 (File No. 333-33978).

          Exhibit 6           Not Applicable

          Exhibit 7     (a)   Form of Custodian Agreement between Janus Adviser
                              Series and State Street Bank and Trust Company is incorporated by reference to Exhibit 7(a) to Pre-Effective

                              Amendment No. 1, filed on June 12, 2000 (File No. 333-33978).

                        (b) Form of Global Custody Services Agreement between Janus Adviser Series, on behalf of Janus Adviser Money Market Fund and Citibank, N.A is incorporated by reference to Exhibit 7(b) to Pre-Effective Amendment No. 1, filed on June 12, 2000 (File No. 333-33978).

                        (c) Foreign Custody Amendment to State Street Bank and Trust Company Custodian Contract dated December 5, 2000 is incorporated by reference to Exhibit 7(c) to Post- Effective Amendment No. 1, filed December 19, 2000 (File No. 333-33978).

                        (d) Form of Foreign Custody Manager Addendum to Global Custodial Services Agreement with Citibank, N.A. dated December 5, 2000 is incorporated by reference to Exhibit 7(d) to Post-Effective Amendment No. 1, filed December 19, 2000 (File No. 333-33978).

                        (e) Form of Amendment to State Street Bank and Trust Company Custodian Contract dated December 5, 2000 is incorporated by reference to Exhibit 7(e) to Post-Effective Amendment No. 1, filed December 19, 2000 (File No. 333- 33978).

                        (f) Form of Amendment to State Street Bank and Trust Company Custodian Contract dated December 5, 2000 is incorporated by reference to Exhibit 7(f) to Post-Effective Amendment No. 1, filed December 19, 2000 (File No. 333- 33978).

                        (g) Form of Letter Agreement with State Street Bank and Trust is incorporated by reference to Exhibit 7(g) to Post- Effective Amendment No. 2, filed February 14, 2001 (File No. 333-33978).

                        (h) Form of Letter Agreement with State Street Bank and Trust Company dated September 30, 2001 is incorporated by reference to Exhibit 7(h) to Post-Effective Amendment No. 3, filed July 31, 2001 (File No. 333-33978).

                        (i) Amendment to Subcustodian Contract between Citibank, N.A. and State Street Bank and Trust is incorporated by reference to Exhibit 7(i) to Post-Effective Amendment No. 5, filed July 26, 2002 (File No. 333-33978).

                        (j) Form of Letter Agreement with State Street Bank and Trust Company dated December 31, 2002 is incorporated by reference to Exhibit 7(j) to Post-Effective Amendment No. 7, filed October 17, 2002 (File No. 333-33978).

                        (k) Form of Letter Agreement with State Street Bank and Trust Company dated December 31, 2002, is incorporated by reference to Exhibit 7(k) to Post-Effective Amendment No. 7, filed October 17, 2002 (File No. 333-33978).

                        (l) Form of Letter Agreement with State Street Bank and Trust Company dated March 21, 2003 is incorporated by reference to Exhibit 7(l) to Post-Effective Amendment No. 9, filed January 3, 2003 (File No. 333-33978).

                        (m) Form of Letter Agreement with State Street Bank and Trust Company dated June 2, 2003 is incorporated by reference to Exhibit 7(m) to Post-Effective Amendment No. 10, filed March 19, 2003 (File No. 333-3978).

          Exhibit 8     (a)   Form of Transfer Agency Agreement with Janus
                              Service Corporation is incorporated by reference to Registrant's Registration Statement (File. No.
                              333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                        (b) Form of Administrative Services Agreement with Janus Service Corporation is incorporated by reference to Registrant's Registration Statement (File. No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                        (c) Form of Transfer and Assumption Agreement between Janus Service Corporation and Janus Services LLC, dated April 1, 2002, is incorporated by reference to Exhibit 8(c) to Post-Effective Amendment No. 5, filed July 26, 2002 (File No. 333-33978).

                        (d) Amended and Restated Transfer Agency Agreement with Janus Services LLC is incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 5, filed July 26, 2002 (File No. 333-33978).

                        (e) Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Berger Investment Portfolio Trust is incorporated by reference to Exhibit 8(e) to Post-Effective Amendment No. 9, filed January 3, 2003 (File No. 333-33978).

          Exhibit 9     (a)   Opinion and Consent of Fund Counsel with respect
                              to shares of the Trust is incorporated herein by reference to Exhibit 9 to Pre-Effective Amendment
                              No. 1, filed on June 12, 2000 (File No.
                              333-33978).

                        (b) Opinion and Consent of Fund Counsel with respect to shares of Global Value Fund is incorporated by reference to Exhibit 9(b) to Post-Effective Amendment No. 2, filed February 14, 2001 (File No. 333-33978).

                        (c) Opinion and Consent of Fund Counsel with respect to Class C Shares of Aggressive Growth Fund, Balanced Fund, Capital Appreciation Fund, Core Equity Fund, Flexible Income Fund, Global Value Fund, Growth and Income Fund, Growth Fund, International Fund, Money Market Fund, Strategic Value Fund and Worldwide Fund is incorporated by reference to Exhibit 9(c) to Post-Effective Amendment No. 5, filed July 26, 2002 (File No. 333-33978).

                        (d) Opinion and Consent of Fund Counsel with respect to Class I Shares and Class C Shares of Risk-Managed Large Cap Growth Fund, Risk-Managed Large Cap Core Fund and Mid Cap Value Fund is incorporated by reference to Exhibit 9(d) to Post Effective Amendment No. 7, filed October 17, 2002 (File No. 333-33978).

                        (e) Opinion and Consent of Fund Counsel with respect to Class I Shares and Class C Shares of Janus Adviser Small Cap Value Fund is incorporated by reference to Exhibit 9(e) to Post-Effective Amendment No. 9, filed January 3, 2003 (File No. 333-33978).

                        (f) Opinion and Consent of Fund Counsel with respect to Class I Shares and Class C Shares of Janus Adviser High-Yield Fund is incorporated by reference to Exhibit 9(f) to Post-Effective Amendment No. 10, filed March 19, 2003 (File No. 333-33978).

          Exhibit 10 Consent of PricewaterhouseCoopers LLP is filed herein as Exhibit 10.

          Exhibit 11          Not Applicable

          Exhibit 12          Not Applicable

          Exhibit 13    (a)   Form of Distribution and Shareholder Servicing
                              Plan is incorporated by reference to Registrant's
                              Registration Statement (File. No. 333-33978) on
                              Form N-1A filed with the Securities and Exchange
                              Commission on April 4, 2000.

                        (b) Distribution and Shareholder Servicing Plan for Class C Shares is incorporated by reference to
                              Exhibit 13(b) to Post-Effective Amendment No. 5, filed July 26, 2002 (File No. 333-33978).

          Exhibit 14    (a)   Code of Ethics filed with Registrant's
                              Registration Statement (File. No. 333-33978) on
                              Form N-1A filed with the Securities and Exchange
                              Commission on April 4, 2000, have been withdrawn.

                        (b) Amended Janus Ethics Rules filed as Exhibit 14(b) to Post-Effective Amendment No. 3, filed July 31, 2001 (File No. 333-33978), have been withdrawn.

                        (c) Amended Janus Ethics Rules filed as Exhibit 14(c) to Post-Effective Amendment No. 5, filed July 26, 2002 (File No. 333-33978), have been withdrawn.

                        (d) Code of Ethics of Perkins, Wolf, McDonnell and Company is incorporated by reference to Exhibit 14(d) to Post-Effective Amendment No. 8, filed December 30, 2002 (File No. 333-33978).

                        (e) Code of Ethics and Statement of Personal Trading Policies for Enhanced Investment Technologies, LLC is incorporated by reference to Exhibit 14(e) to Post-Effective Amendment No. 8, filed December 30, 2002 (File No. 333-33978).

                        (f) Code of Ethics and Statement of Policies for Bay Isle Financial LLC is incorporated by reference to
                              Exhibit 14(f) to Post-Effective Amendment No. 9, filed January 3, 2003 (File No. 333-33978).

                        (g) Amended Code of Ethics Rules filed as Exhibit 14(g) to Post-Effective Amendment No 10, filed March 19, 2003 (File No. 333-33978), have been withdrawn.

                        (h)   Amended Code of Ethics Rules is filed herein as
                              Exhibit 14(h).

          Exhibit 15    (a)   Powers of Attorney dated June 18, 2002, are
                              incorporated by reference to Exhibit 15(b) to Post-Effective Amendment No. 5, filed July 26,
                              2002 (File No. 333-33978).

                        (b) Powers of Attorney dated June 18, 2002, are incorporated by reference to Exhibit 15(b) to Post-Effective Amendment No. 8, filed December 30, 2002 (File No. 333-33978).

          Exhibit 16    (a)   Rule 18f-3 Plan dated June 18, 2002, is
                              incorporated by reference to Exhibit 16 to Post-Effective Amendment No. 5, filed July 26,
                              2002 (File No. 333-33978).

                        (b)   Amended and Restated Rule 18f-3 Plan dated
                              March 18, 2003 is filed herein as Exhibit 16(b).

ITEM 24.   Persons Controlled by or Under Common Control with Registrant

           None

ITEM 25.   Indemnification

         Article IX of Janus Adviser Series' Trust Instrument provides for indemnification of certain persons acting on behalf of the Funds. In general, Trustees and officers will be indemnified against liability and against all expenses of litigation incurred by them in connection with any claim, action, suit or proceeding (or settlement of the same) in which they become involved by virtue of their office in connection with the Funds, unless their conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties, or unless it has been determined that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Funds. A determination that a person covered by the indemnification provisions is entitled to indemnification may be made by the court or other body before which the proceeding is brought, or by either a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust nor parties to the proceeding or by an independent legal counsel in a written opinion. The Funds also may advance money for these expenses, provided that the Trustee or officer undertakes to repay the Funds if his conduct is later determined to preclude indemnification, and that either he provide security for the undertaking, the Trust be insured against losses resulting from lawful advances or a majority of a quorum of disinterested Trustees, or independent counsel in a written opinion, determines that he ultimately will be found to be entitled to indemnification. The Trust also maintains a liability insurance policy covering its Trustees and officers.

ITEM 26.   Business and Other Connections of Investment Adviser

         The only business of Janus Capital Management LLC is to serve as the investment adviser of the Registrant and as investment adviser or subadviser to several other mutual funds, and for individual, charitable, corporate, private and retirement accounts. Business backgrounds of the principal executive officers and directors of the adviser that also hold positions with the Registrant are included under "Officers and Trustees" in the Statements of Additional Information included in this Registration Statement.

         The remaining principal executive officers of the investment adviser and their positions with the adviser and affiliated entities are as follows:



Name and Principal     Adviser/Affiliated              Position with Adviser or
Business Address       Entity Name                     Affiliated Entity
------------------     ------------------              ------------------------
Robin C. Beery*        Janus Capital Management LLC    Vice President and Chief Marketing Officer

                       The Janus Foundation            President and Director
                       Janus Capital Group Inc.        Vice President and Chief Marketing Officer

James P. Goff*         Janus Capital Management LLC    Vice President and Director of Research


R. Timothy Hudner*     Janus Capital Management LLC    Vice President and Chief Operations Officer
                       Janus Capital Group Inc.        Vice President and Chief Operations Officer
                       Janus Services LLC              President

Mark B. Whiston*       Janus Capital Management LLC    Chief Executive Officer and President
                       Janus Capital Group Inc.        Chief Executive Officer and President
                       Janus Capital                   Co-Chief Executive Officer and President
                       International LLC
                       Janus International (Asia)      President and Director
                       Limited
                       Janus International             President, Director and Chairman
                       Limited
                       Janus Institutional             President
                       Services LLC
                       Janus Capital Trust             Director
                       Management Limited
                       Janus World Funds Plc.          Director
                       Janus World Principal           Director
                       Protected Funds
                       Janus Global Funds SPC          Board Member


* Principal address is 100 Fillmore Street, Denver, Colorado 80206-4928.


ITEM 27.   Principal Underwriters

           (a) Janus Distributors LLC ("Janus Distributors") serves as principal underwriter for the Registrant, Janus Aspen Series and Janus Investment Fund.

           (b) The principal business address, positions with Janus Distributors and positions with Registrant of Thomas A. Early, Bonnie M. Howe, Kelley Abbott Howes, David R. Kowalski and Loren M. Starr, officers and directors of Janus Distributors, are described under "Officers and Trustees" in the Statement of Additional Information included in this Registration Statement. The remaining principal executive officers of Janus Distributors are as follows:


                  Name                   Position with Janus Distributors LLC
                  ----                   ------------------------------------
                  Gregory A. Frost       Vice President and Controller
                  Matthew R. Luoma*      Vice President and Treasurer
                  Douglas J. Laird       Vice President
                  Lars O. Soderberg*     President

                  *Mr. Frost, Mr. Luoma, Mr. Laird and Mr. Soderberg do not hold any positions with the Registrant. Their principal business address is 100 Fillmore Street, Denver, Colorado 80206-4928.

           (c)    Not Applicable.


ITEM 28.   Location of Accounts and Records

         The accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by Janus Capital Management LLC and Janus Services LLC, both of which are located at 100 Fillmore Street, Denver, Colorado 80206-4928 and by State Street Bank and Trust Company, P.O. Box 0351, Boston, Massachusetts 02117-0351 and Citibank, N.A., 111 Wall Street, 24th Floor, Zone 5, New York, NY 10043.

ITEM 29.   Management Services

         The Registrant has no management-related service contracts that are not discussed in Part A or Part B of this form.

ITEM 30.   Undertakings

         Not Applicable

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Denver, and State of Colorado, on the 3rd day of April, 2003.

                                       JANUS ADVISER SERIES


                                       By:  /s/ Loren M. Starr
                                          ----------------------------------
                                          Loren M. Starr, President and Chief
                                          Executive Officer


         Janus Adviser Series is organized under an Amended and Restated Trust Instrument dated March 18, 2003 under the laws of the State of Delaware. The obligations of the Registrant hereunder are not binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant personally, but bind only the trust property of the Registrant, as provided in the Trust Instrument. The execution of this Amendment to the Registration Statement has been authorized by the Trustees of the Registrant and this Amendment to the Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them personally, but shall bind only the trust property of the Registrant as provided in its Trust Instrument.

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



Signature                Title                                   Date
---------                -----                                   ----
/s/ Loren M. Starr       President and Chief Executive Officer   April 3, 2003
---------------------    (Principal Executive Officer)
Loren M. Starr


/s/ Anita E. Falicia     Vice President, Chief Financial         April 3, 2003
---------------------    Officer and Treasurer
Anita E. Falicia         (Principal Financial Officer and
                         Principal Accounting Officer)


Thomas H. Bailey*                 Trustee                 April 3, 2003
-----------------------
Thomas H. Bailey


William F. McCalpin*              Trustee                 April 3, 2003
-----------------------
William F. McCalpin


John W. McCarter, Jr.*            Trustee                 April 3, 2003
-----------------------
John W. McCarter, Jr.


Dennis B. Mullen*                 Trustee                 April 3, 2003
-----------------------
Dennis B. Mullen


James T. Rothe*                   Trustee                 April 3, 2003
-----------------------
James T. Rothe


William D. Stewart*               Trustee                 April 3, 2003
-----------------------
William D. Stewart


Martin H. Waldinger*              Trustee                 April 3, 2003
-----------------------
Martin H. Waldinger


/s/ Thomas A. Early
-----------------------
*By Thomas A. Early
    Attorney-in-Fact

                                INDEX OF EXHIBITS



Exhibit Number                 Exhibit Title
--------------                 -------------
Exhibit 1(i)                   Amended and Restated Trust Instrument

Exhibit 10                     Consent of PricewaterhouseCoopers LLP

Exhibit 14(h)                  Amended Janus Ethics Rules

Exhibit 16(b)                  Amended and Restated 18f-3 Plan